As filed with the Securities and Exchange Commission
on February 6, 2015
REGISTRATION NO. 333-200782

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☑   Pre-Effective Amendment No. 1    ☐   Post-Effective Amendment No. _____
(Check appropriate box or boxes)
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 Detroit Street
Denver, Colorado 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Area Code and Telephone Number)
Stephanie Grauerholz, Esq.
151 Detroit Street
Denver, Colorado 80206-4805
(Name and Address of Agent for Service)
APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.
The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of INTECH U.S. Managed Volatility Fund II
February 6, 2015
Dear Shareholder:
We are writing to inform you, as a shareholder of INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund), that the Trustees of your Fund have approved Janus’ and INTECH’s proposal to merge the Fund into INTECH U.S. Managed Volatility Fund (formerly named INTECH U.S. Value Fund), effective on or about April 24, 2015. As described in the enclosed Prospectus/Information Statement, each Fund recently transitioned to INTECH’s managed volatility investment strategy and the merger is designed to streamline the Janus mutual funds platform by consolidating similar funds. Effective December 17, 2014, each Fund’s name, principal investment strategies, and benchmark index were changed to reflect a managed volatility investment strategy that seeks to provide returns in excess of the Fund’s benchmark index and to reduce or “manage” portfolio volatility to a level less than such benchmark index. As a result of these changes, the Funds now have identical investment strategies and risks, and the same benchmark index, and each Fund continues to have an investment objective of long-term growth of capital. The merger will provide you with the opportunity to invest in a larger fund that has the potential for lower expense ratios because of its increased size. The Trustees of your Fund have unanimously approved the merger.
The merger does not require shareholder approval, and you are not being asked to vote. As of the merger closing date, you will automatically receive the same class of shares of INTECH U.S. Managed Volatility Fund as you currently hold in INTECH U.S. Managed Volatility Fund II. You do not need to take any action related to the merger as your shares will be transferred automatically on the merger date. The merger is expected to qualify as a tax-free reorganization for federal income tax purposes, so you should not realize a tax gain or loss as a direct result of the merger, nor will you pay expenses associated with the merger.
Enclosed you will find a Prospectus/Information Statement with additional details describing the merger. If you have additional questions, please contact your financial advisor/intermediary for assistance, or call a Janus representative at 1-800-525-0020.
We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.
Sincerely,
/s/ Bruce L. Koepfgen
Bruce L. Koepfgen Chief Executive Officer and President Janus Investment Fund

PROSPECTUS/INFORMATION STATEMENT
February 6, 2015
Relating to the acquisition of the assets of
INTECH U.S. Managed Volatility Fund II
(formerly named INTECH U.S. Growth Fund)
by and in exchange for shares of beneficial interest of
INTECH U.S. Managed Volatility Fund
(formerly named INTECH U.S. Value Fund)
each, a series of Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0020
INTRODUCTION
This Prospectus/Information Statement is being furnished to shareholders of INTECH U.S. Managed Volatility Fund II (formerly named INTECH U.S. Growth Fund) in connection with an Agreement and Plan of Reorganization (the “Plan”), pursuant to which INTECH U.S. Managed Volatility Fund II (“your Fund” or the “Acquired Fund”) will merge into INTECH U.S. Managed Volatility Fund (together with your Fund, the “Funds” and each, a “Fund”). Under the Plan, you will receive shares of INTECH U.S. Managed Volatility Fund approximately equal in value to your holdings in the Acquired Fund as of the closing date of the reorganization, referred to herein as the “Merger.” After the Merger is complete, your Fund will be liquidated. The Merger is expected to be completed on or about April 24, 2015 (the “Closing Date”).
The Merger is designed to streamline the Janus mutual funds platform by consolidating similar funds. Recently, beginning on December 17, 2014, the Funds’ names, principal investment strategies, and benchmark indices were changed to reflect a new managed volatility investment strategy, which seeks to provide returns in excess of the Funds’ benchmark index and to reduce or “manage” portfolio volatility to a level less than such benchmark index. As a result of these changes, the Funds now have identical investment strategies and risks, and the same benchmark index. The Funds also have the same management fee structure and investment personnel, and same investment objective of long-term growth of capital, none of which will change as a result of the Merger.
After careful consideration, the Board of Trustees of the Janus Funds determined that the Merger is in the best interests of your Fund and of INTECH U.S. Managed Volatility Fund. The Board considered many factors in making this determination, which are summarized below in the Q&A section and discussed in detail in this Prospectus/Information Statement. Among the factors considered, the Board noted that the Merger will permit you to continue to invest in a fund that pursues an identical investment objective and investment strategies as your Fund and to do so in the context of a larger fund with expense ratios that are expected to be the same as, or lower than, both your Fund and INTECH U.S. Managed Volatility Fund prior to the Merger. In addition, the Board considered that Janus Capital Management LLC (“Janus Capital” or “Janus”) is paying all costs of the Merger, that the Merger is expected to be a tax-free reorganization for federal income tax purposes, and the belief of Janus Capital that a combined fund will have the potential for better growth prospects.
Shares of the Funds have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.
Your Fund and INTECH U.S. Managed Volatility Fund are each a series of Janus Investment Fund (the “Trust”), an open-end, registered management investment company organized as a Massachusetts business trust. INTECH Investment Management LLC (“INTECH”) is responsible for the day-to-day management of each Fund’s investment portfolio subject to the general oversight of Janus Capital. Janus Capital provides certain administration and other services and is responsible for other business affairs of each Fund. After the Merger, Janus Capital will remain the investment adviser of INTECH U.S. Managed Volatility Fund, INTECH will remain the subadviser of INTECH U.S. Managed Volatility Fund, and the Fund’s investment personnel will continue as the investment personnel of INTECH U.S. Managed Volatility Fund. As one of the larger mutual fund sponsors in the United States, Janus sponsored 59 mutual funds and had approximately $107.4 billion in mutual fund assets under management as of December 31, 2014. INTECH sponsored 7 mutual funds and had approximately $1.6 billion in mutual fund assets under management as of December 31, 2014. The Merger is expected to offer shareholders the potential for increased operational efficiencies while giving them continued access to Janus’ and INTECH’s experience and resources in managing mutual funds.

This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth the information that you should know about your Fund, INTECH U.S. Managed Volatility Fund, and the Merger. This Prospectus/Information Statement is being mailed to you on or about February 13, 2015.
Incorporation by Reference
For more information about the investment objectives, strategies, restrictions and risks of the Funds, see:
•
INTECH U.S. Managed Volatility Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares, filed in Post-Effective Amendment No. 208 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-14-010561), dated October 28, 2014, as supplemented;

•
your Fund’s Prospectus for Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares filed in Post-Effective Amendment No. 208 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-14-010561), dated October 28, 2014, as supplemented;

•
INTECH U.S. Managed Volatility Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 208 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-14-010561), dated October 28, 2014;

•
your Fund’s Statement of Additional Information, filed in Post-Effective Amendment No. 208 to Janus Investment Fund’s registration statement on Form N-1A (File Nos. 811-01879 and 002-34393) (Accession No. 0000950123-14-010561), dated October 28, 2014;

•
INTECH U.S. Managed Volatility Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended June 30, 2014 (Accession No. 0000950123-14-009518); and

•
your Fund’s Annual Report, filed on Form N-CSR (File No. 811-01879), for the fiscal year ended June 30, 2014 (Accession No. 0000950123-14-009518).

These documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated by reference herein as appropriate. Your Fund’s Prospectus and its Annual Report and most recent Semiannual Report have previously been provided to third-party intermediaries for delivery to you.
The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual and semiannual report are available, without charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, without charge, at janus.com/info, or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.
A Statement of Additional Information dated February 6, 2015 relating to the Merger has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-800-525-0020.
The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended (the “1940 Act”), and, in accordance therewith, files reports, proxy materials, and other information with the SEC. These reports and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, NE, Washington, DC 20549 and the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Reports and other information about the Funds are available on the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 100 F Street, NE, Washington, DC 20549 at prescribed rates.

This Prospectus/Information Statement is for informational purposes only. You do not need to take any action in response to this Prospectus/Information Statement. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
The following chart outlines the impacted share classes and their respective ticker symbols:
Fund/Class	Ticker
INTECH U.S. Managed Volatility Fund
Class A Shares	JRSAX
Class C Shares	JRSCX
Class I Shares	JRSIX
Class N Shares	JRSNX
Class S Shares	JRSSX
Class T Shares	JRSTX
Your Fund
Class A Shares	JDRAX
Class C Shares	JCGCX
Class I Shares	JRMGX
Class N Shares	JGRNX
Class S Shares	JCGIX
Class T Shares	JDRTX

PROSPECTUS/INFORMATION STATEMENT
February 6, 2015
i

ii

Q&A / SYNOPSIS
This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully. It contains additional information and further details regarding the Merger. The description of the Merger is qualified by reference to the full text of the Plan, a form of which is attached as Appendix A.
Q.
What is happening?

A.
The Merger is part of a restructuring that is designed to streamline the Janus mutual funds platform. On September 17, 2014, the Board of Trustees of the Trust (the “Board of Trustees,” the “Board,” or the “Trustees”) approved changes to the investment strategies, names, and benchmark indices of the Funds to reflect a new managed volatility investment strategy. The managed volatility strategy seeks to reduce or “manage” portfolio volatility to a level less than each Fund’s benchmark index. Specifically, the managed volatility strategy seeks, over time, returns above each Fund’s benchmark index, with absolute volatility lower than the benchmark index, as described below. In approving these changes, the Board concluded, among other things, that moving to a managed volatility strategy could assist the Funds in growing in size over time and could benefit shareholders. As a result of these changes, which became effective on December 17, 2014, the Funds have identical investment strategies and risks, and the same benchmark index.

At a meeting held on November 5, 2014, the Board approved the Plan, which authorizes the Merger of your Fund with and into INTECH U.S. Managed Volatility Fund, with INTECH U.S. Managed Volatility Fund being the surviving entity. The Merger is part of an effort to streamline the number of funds on the Janus mutual funds platform. Your Fund and INTECH U.S. Managed Volatility Fund are each a series of the Trust and are managed by INTECH subject to the general oversight of Janus Capital. The Board of Trustees concluded that the Merger is in the best interest of both Funds, and that the interests of shareholders of the Funds will not be diluted as a result of the Merger. You are receiving this Prospectus/Information Statement because you are a shareholder of the Acquired Fund and will be impacted by the Merger. This Prospectus/Information Statement is being provided to you for informational purposes only, and you need not take any action with regard to the Merger.
Q.
What did the Board consider in approving the Merger?

A.
In approving the Merger, the Board considered a number of factors, including the following:

•
The Merger will permit you to continue to invest in a fund that pursues an identical investment objective and investment strategies as your Fund and to do so in the context of a larger fund with expense ratios that are expected to be lower than or the same as both your Fund and INTECH U.S. Managed Volatility Fund prior to the Merger.

•
The investment personnel that currently manage your Fund and INTECH U.S. Managed Volatility Fund will continue to manage INTECH U.S. Managed Volatility Fund after the Merger.

•
Comparative performance of the Funds over various time periods.

•
The Merger is expected to be a tax-free reorganization for federal income tax purposes.

•
The structure of the Merger.

•
The impact of the Merger on each Fund’s tax-loss carryforward positions.

•
Janus Capital is paying all costs associated with the Merger.

•
Janus Capital will benefit from greater operational efficiencies by overseeing a single Fund versus two separate Funds with identical investment strategies, policies, and risks.

•
The Merger is designed to streamline the number of INTECH subadvised Funds within the Trust, encourage a more focused marketing and distribution effort for the combined fund, reduce investor confusion, and generally make INTECH U.S. Managed Volatility Fund a more attractive vehicle to the investing public, which Janus Capital believes could provide the potential for better growth prospects as compared to the two Funds operating separately.

Q.
What is happening in the Merger?

A.
All or substantially all of the assets of your Fund will be transferred to INTECH U.S. Managed Volatility Fund solely in exchange for shares of INTECH U.S. Managed Volatility Fund with a value approximately equal to the value of your Fund’s assets net of liabilities, and the assumption by INTECH U.S. Managed Volatility Fund of all liabilities of your Fund. Immediately following the transfer, the shares of INTECH U.S. Managed Volatility Fund received by your Fund will be distributed pro rata to you as a shareholder of record as of the Closing Date (on or about April 24, 2015). After the Merger is completed, your Fund will be liquidated. The Merger is conditioned upon receipt of an opinion of counsel substantially to the effect that the Merger qualifies as a tax-free reorganization for federal income tax purposes, and any other conditions as outlined in the Plan.
Q.
Will I own the same number of shares of INTECH U.S. Managed Volatility Fund as I currently own of the Acquired Fund?

A.
Immediately after the Closing Date, you will own a number of full and fractional shares of INTECH U.S. Managed Volatility Fund approximately equivalent in dollar value to your shares held in the Acquired Fund as of the close of business on the Closing Date. You will receive the same class of shares of INTECH U.S. Managed Volatility Fund as the class of shares of the Acquired Fund you own as of the Merger. However, the number of shares you receive will depend on the relative net asset values of the shares of your Fund and INTECH U.S. Managed Volatility Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Merger. Therefore, although the dollar value of your shares will be approximately the same, the number of shares you own may change.

Q.
How do the Funds’ investment objectives, strategies, and risks compare?

A.
As discussed above, in connection with the Funds’ transition to a new managed volatility strategy beginning on December 17, 2014, the Funds’ principal investment strategies and benchmark indices were changed to reflect this new investment approach. As a result of these changes, the Funds have identical investment strategies and risks, and the same benchmark index. Each Fund seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Funds seek to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility. In this context, absolute volatility refers to the variation in the returns of each Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile. Each Fund’s principal risks include market risk, investment process risk, real estate securities risk, portfolio turnover risk, and securities lending risk.

Prior to December 17, 2014, the Funds had different names, principal investment strategies, and benchmark indices. Your Fund’s name was INTECH U.S. Growth Fund and it invested, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical process, but without applying a managed volatility approach. Similarly, prior to December 17, 2014, INTECH Managed Volatility Fund’s name was INTECH U.S. Value Fund and it invested, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical process, but without applying a managed volatility approach.
Q.
How do the Funds compare in size?

A.
As of December 31, 2014, your Fund’s net assets were approximately $285.0 million, and INTECH U.S. Managed Volatility Fund’s net assets were approximately $84.3 million. The asset size of each Fund fluctuates on a daily basis, and the asset size of INTECH U.S. Managed Volatility Fund after the Merger may be larger or smaller than the combined assets of the Funds as of December 31, 2014. More current total net asset information is available at janus.com/advisor/mutual-funds.

Q.
Will the Merger result in a higher management fee rate for current Acquired Fund shareholders?

A.
No. Each Fund currently has the same management fee structure, which will not change as a result of the Merger. Pro forma fee, expense, and other financial information is included in this Prospectus/Information Statement.

Q.
Will the Merger result in higher Fund expense ratios?

A.
Fund expense ratios are expected to be lower than or the same as those of your Fund after the Merger. The estimated fees and expenses are shown in the pro forma fee, expense, and financial information included later in this Prospectus/Information Statement.

Q.
What are the federal income tax consequences of the Merger?

A.
The Merger is expected to qualify as a tax-free reorganization for federal income tax purposes (under section 368(a) of the Internal Revenue Code of 1986, as amended) and will not take place unless counsel provides an opinion substantially to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Merger. If you choose to redeem or exchange your shares before or after the Merger, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. Prior to the Closing Date, the Acquired Fund may make a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Merger. This distribution will be taxable to shareholders who are subject to federal income tax and may include gains resulting from the sale of portfolio assets related to the transitioning of your Fund’s portfolio.
Q.
Will the services provided by Janus Capital or INTECH change?

A.
No. INTECH currently manages both your Fund and INTECH U.S. Managed Volatility Fund and will continue as the subadviser, with Janus Capital continuing as the investment adviser and administrator, of INTECH U.S. Managed Volatility Fund following the Merger. The custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Merger. You will also have the same purchase and redemption privileges from INTECH U.S. Managed Volatility Fund as you currently enjoy. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q.
Will there be any sales load, commission, or other transactional fee in connection with the Merger?

A.
No. There will be no sales load, commission, or other transactional fee in connection with the Merger. The full and fractional value of shares of your Fund will be exchanged for full and fractional corresponding shares of INTECH U.S. Managed Volatility Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.

Q.
Can I still add to my existing Acquired Fund account until the Merger?

A.
Yes. You may continue to make additional investments in the Acquired Fund until the Closing Date (anticipated to be on or about April 24, 2015) unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason. Effective at the close of trading on Friday, December 26, 2014, the Acquired Fund closed to new investors.

Q.
Will I need to open an account in INTECH U.S. Managed Volatility Fund prior to the Merger?

A.
No. An account will be set up in your name, and your shares of the Acquired Fund will automatically be converted to corresponding shares of INTECH U.S. Managed Volatility Fund. You will receive confirmation of this transaction following the Merger.

Q.
Will my cost basis for federal income tax purposes change as a result of the Merger?

A.
Your total cost basis for federal income tax purposes is not expected to change as a result of the Merger. However, since the number of shares you hold after the Merger may be different than the number of shares you held prior to the Merger, your cost basis per share may change. Since the Merger will be treated as a tax-free reorganization for federal income tax purposes, you should not recognize any capital gain or loss for federal income tax purposes as a direct result of the Merger.

Q.
Will either Fund pay fees associated with the Merger?

A.
The Funds will not pay any fees associated with the Merger. Janus Capital will bear those fees, which are estimated to be $100,000, plus out-of-pocket expenses.

Q.
When will the Merger take place?

A.
The Merger will occur on or about April 24, 2015. After completion of the Merger, your financial intermediary, plan sponsor, or Janus (if you hold Class I Shares directly with the Fund) is responsible for sending you a confirmation statement reflecting your new Fund account number and number of shares owned.

Q.
What if I want to exchange my shares into another Janus fund prior to the Merger?

A.
You may exchange your shares into another Janus fund before the Closing Date (on or about April 24, 2015) in accordance with your pre-existing exchange privileges by contacting your plan sponsor, broker-dealer, or financial intermediary or by contacting a Janus representative at 1-800-525-0020. If you choose to exchange your shares of the Acquired Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements. Any applicable contingent deferred sales charges charged to Class A and Class C Shares will be waived for exchanges and redemptions through the date of the Merger.

Q.
Why are shareholders not being asked to vote on the Merger?

A.
The Funds’ Amended and Restated Agreement and Declaration of Trust dated March 18, 2003, as amended from time to time (“Trust Instrument”) permits mergers between series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met. The conditions permitting the Merger to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS
This section provides a summary of each Fund, including but not limited to, comparative information regarding each Fund’s investment objective, primary investment strategies, restrictions, fees, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein. There is no assurance that a Fund will achieve its stated objective.
Investment Objectives
Both Funds seek long-term growth of capital.
Comparison of Fees and Expenses
The types of expenses currently paid by each class of shares of your Fund are the same types of expenses to be paid by the corresponding share classes of INTECH U.S. Managed Volatility Fund. Currently, the Funds have substantially similar investment advisory agreements and each pays the same investment advisory fee rate. The annual investment advisory fee rate payable under the advisory agreements for your Fund and INTECH U.S. Managed Volatility Fund is currently 0.50% of each Fund’s average daily net assets. After the Merger, INTECH U.S. Managed Volatility Fund will continue to pay the annual investment advisory fee rate of 0.50%. Janus Capital, and not the Funds, pays INTECH a subadvisory fee at the annual rate of 50% of the advisory fee rate paid by the Fund to Janus Capital.
Current and Pro Forma Fees and Expenses
The following tables compare the fees and expenses you may bear directly or indirectly as an investor in your Fund versus INTECH U.S. Managed Volatility Fund, and show the projected (“pro forma”) estimated fees and expenses of INTECH U.S. Managed Volatility Fund, calculated assuming the Merger had occurred on June 30, 2014. Fees and expenses shown for your Fund and INTECH U.S. Managed Volatility Fund were determined based on each Fund’s average net assets as of the fiscal year ended June 30, 2014. The pro forma fees and expenses are estimated in good faith by Janus Capital and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since June 30, 2014 for either Fund. More current total net asset information is available at janus.com/advisor/mutual-funds. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Merger, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Fund. The Funds will not pay any fees of the Merger.
Annual Fund Operating Expenses
Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, accounting or subaccounting, and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.
The Annual Fund Operating Expenses shown in the table below represent annualized expenses for your Fund and for INTECH U.S. Managed Volatility Fund, as well as those estimated for your Fund on a pro forma basis, assuming consummation of the Merger, for the fiscal year ended June 30, 2014.
Expense Limitations
Currently, through November 1, 2015, pursuant to a contract between Janus Capital and your Fund, Janus Capital reduces its annual investment advisory fee rate paid by your Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.83% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses). For purposes of this waiver, operating expenses do not include the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (including out-of-pocket expenses), or items not normally considered operating expenses, such as acquired fund fees and expenses, interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, and any indemnification related thereto). Janus Capital has a similar expense limitation agreement for INTECH U.S. Managed Volatility Fund whereby Janus Capital reduces its annual investment advisory fee rate paid by INTECH U.S. Managed Volatility Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.79% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses and excluding the same expenses noted above). During the period shown in the table below, INTECH U.S. Managed Volatility Fund’s total annual fund operating expenses, after reduction of any applicable share class level expenses, did not exceed 0.79% of average daily net assets.
Changes to expenses and asset levels of both your Fund and INTECH U.S. Managed Volatility Fund at the time of the Merger could trigger application of INTECH U.S. Managed Volatility Fund’s 0.79% expense limit, resulting in a possible reduction of other expenses for certain classes and the investment advisory fee rate payable to Janus Capital by INTECH U.S. Managed Volatility Fund.
SHAREHOLDER FEES (fees paid directly from your investment) Class A Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%
Other Expenses(4)	0.20%	0.28%	0.20%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	0.95%	1.04%	0.95%
SHAREHOLDER FEES (fees paid directly from your investment) Class C Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%	1.00%
Other Expenses(4)	0.09%	0.24%	0.08%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	1.59%	1.75%	1.58%

SHAREHOLDER FEES (fees paid directly from your investment) Class S Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%
Other Expenses(4)	0.31%	0.48%	0.30%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	1.06%	1.24%	1.05%
SHAREHOLDER FEES (fees paid directly from your investment) Class I Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	None	None	None
Other Expenses(4)	0.11%	0.16%	0.09%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	0.61%	0.67%	0.59%
SHAREHOLDER FEES (fees paid directly from your investment) Class N Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	None	None	None
Other Expenses(4)	0.07%	0.16%	0.06%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	0.57%	0.67%	0.56%

SHAREHOLDER FEES (fees paid directly from your investment) Class T Shares	Your Fund	INTECH U.S. Managed Volatility Fund	INTECH U.S. Managed Volatility Fund Pro Forma
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)(1)
Management Fees(2)	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees(3)	None	None	None
Other Expenses(4)	0.31%	0.40%	0.31%
Acquired Fund Fees and Expenses(5)	0.00%	0.01%	0.00%
Total Annual Fund Operating Expenses	0.81%	0.91%	0.81%
EXAMPLES:
These Examples are intended to help you compare the cost of investing in your Fund and INTECH U.S. Managed Volatility Fund before the Merger, and INTECH U.S. Managed Volatility Fund after the Merger with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in your Fund, INTECH U.S. Managed Volatility Fund, and the combined Fund after the Merger for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If Shares are redeemed:	1 Year(6)(7)(8)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class A Shares
Your Fund	$666	$860	$1,070	$1,674
INTECH U.S. Managed Volatility Fund	$675	$887	$1,116	$1,773
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$666	$860	$1,070	$1,674
Class C Shares
Your Fund	$262	$502	$866	$1,889
INTECH U.S. Managed Volatility Fund	$278	$551	$949	$2,062
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$261	$499	$860	$1,878
Class S Shares
Your Fund	$108	$337	$585	$1,294
INTECH U.S. Managed Volatility Fund	$126	$393	$681	$1,500
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283
Class I Shares
Your Fund	$62	$195	$340	$762
INTECH U.S. Managed Volatility Fund	$68	$214	$373	$835
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$60	$189	$329	$738

If Shares are redeemed:	1 Year(6)(7)(8)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class N Shares
Your Fund	$58	$183	$318	$714
INTECH U.S. Managed Volatility Fund	$68	$214	$373	$835
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$57	$179	$313	$701
Class T Shares
Your Fund	$83	$259	$450	$1,002
INTECH U.S. Managed Volatility Fund	$93	$290	$504	$1,120
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$83	$259	$450	$1,002
If Shares are not redeemed:	1 Year(6)(7)(9)	3 Years(6)(9)	5 Years(6)(9)	10 Years(6)(9)
Class A Shares
Your Fund	$666	$860	$1,070	$1,674
INTECH U.S. Managed Volatility Fund	$675	$887	$1,116	$1,773
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$666	$860	$1,070	$1,674
Class C Shares
Your Fund	$162	$502	$866	$1,889
INTECH U.S. Managed Volatility Fund	$178	$551	$949	$2,062
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$161	$499	$860	$1,878
Class S Shares
Your Fund	$108	$337	$585	$1,294
INTECH U.S. Managed Volatility Fund	$126	$393	$681	$1,500
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$107	$334	$579	$1,283
Class I Shares
Your Fund	$62	$195	$340	$762
INTECH U.S. Managed Volatility Fund	$68	$214	$373	$835
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$60	$189	$329	$738
Class N Shares
Your Fund	$58	$183	$318	$714
INTECH U.S. Managed Volatility Fund	$68	$214	$373	$835
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$57	$179	$313	$701
Class T Shares
Your Fund	$83	$259	$450	$1,002
INTECH U.S. Managed Volatility Fund	$93	$290	$504	$1,120
INTECH U.S. Managed Volatility Fund (pro forma assuming consummation of the Merger)	$83	$259	$450	$1,002
(1)
All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2)
The “Management Fee” is the management fee rate paid by each Fund to Janus under each Investment Advisory Agreement. Refer to the “Management Expenses” section in this Prospectus/Information Statement for additional information, with further description in the Funds’ Statement of Additional Information, which are incorporated by reference herein.

(3)
If applicable to the share class, because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

(4)
“Other Expenses” for Class A Shares, Class C Shares, and Class I Shares may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. “Other Expenses” for Class S Shares and Class T Shares include an administrative services fee of up to 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels. “Other Expenses” for all classes may include reimbursement to Janus of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.
(5)
“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a Fund incurs as a result of investing in shares of an underlying fund. A Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. Acquired Fund Fees and Expenses are based on the estimated expenses each Fund expects to incur. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”

(6)
Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(7)
A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Examples.

(8)
A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in Appendix C.

(9)
Contingent deferred sales charge is not applicable.

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the fiscal year ended June 30, 2014, your Fund’s portfolio turnover rate was 110% of the average value of its portfolio and INTECH U.S. Managed Volatility Fund’s portfolio turnover rate was 150% of the average value of its portfolio.
Comparison of Principal Investment Strategies
In connection with the Funds’ transition to a new managed volatility strategy beginning on December 17, 2014, the principal investment strategies and benchmark indices of the Funds were changed, resulting in their becoming identical. The following table summarizes the Funds’ principal investment strategies, as set forth more fully in the Prospectuses and Statement of Additional Information relating to the Funds.
Both Funds
Principal Investment Strategies
The Funds invest, under normal circumstances, at least 80% of their net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The Funds seek to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the benchmark index. The Funds seek to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of each Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

Each Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce each Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although each Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in each Fund. Once INTECH determines such proportions and each Fund’s investments are selected, each Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

Principal Investment Risks
The Funds have identical principal risk factors. The following summarizes the principal risks of investing in either of the Funds.
•
Market Risk.   The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market and you could lose money.

•
Investment Process Risk.   The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

•
Real Estate Securities Risk.   The Fund’s performance may be affected by the risks associated with investments in real estate related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

•
Portfolio Turnover Risk.   Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

•
Securities Lending Risk.   The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Comparison of Fund Performance
Your Fund
The following information provides some indication of the risks of investing in your Fund showing how your Fund’s performance has varied over time. Class S Shares, Class A Shares, Class C Shares, and Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Growth Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.
•
The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers.

•
The performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•
The performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers.

•
The performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to November 28, 2005 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.

•
The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

•
The performance shown for Class N Shares reflects the historical performance of the Fund’s Class S Shares, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.

If Class A Shares, Class I Shares, and Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class S Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
Your Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.
Annual Total Returns for Class S Shares (calendar year-end)

Best Quarter: Second Quarter 2009 15.04%	Worst Quarter: Fourth Quarter 2008 –25.11%

Average Annual Total Returns (periods ended 12/31/14)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (1/2/03)
Class S Shares
Return Before Taxes	9.38%	15.06%	6.82%	8.69%
Return After Taxes on Distributions	9.28%	14.94%	6.56%	8.26%
Return After Taxes on Distributions and Sale of Fund Shares	5.38%	12.16%	5.49%	7.09%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
Class A Shares
Return Before Taxes(1)	3.24%	13.88%	6.41%	8.35%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
Class C Shares
Return Before Taxes(2)	7.87%	14.35%	6.20%	8.07%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
Class I Shares
Return Before Taxes	9.92%	15.57%	6.82%	8.69%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
Class N Shares
Return Before Taxes	9.38%	15.06%	6.82%	8.69%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
Class T Shares
Return Before Taxes	9.68%	15.35%	6.82%	8.69%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	7.96%	9.63%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.49%	9.63%
(1)
Calculated assuming maximum permitted sales loads.

(2)
The one year return is calculated to include the contingent deferred sales charge.

INTECH U.S. Managed Volatility Fund
The following information provides some indication of the risks of investing in INTECH U.S. Managed Volatility Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Value Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on October 28, 2014.

•
The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.

•
The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

•
The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to December 31, 2013, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to December 31, 2013, the performance shown may have been different.

The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.
The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
INTECH U.S. Managed Volatility Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: Third Quarter 2009 17.79%	Worst Quarter: Fourth Quarter 2008 –21.39%

Average Annual Total Returns (periods ended 12/31/14)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	9.32%	15.18%	7.16%
Return After Taxes on Distributions	1.01%	12.20%	5.38%
Return After Taxes on Distributions and Sale of Fund Shares(1)	8.94%	11.64%	5.40%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
Class A Shares
Return Before Taxes(2)	2.82%	13.49%	6.19%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
Class C Shares
Return Before Taxes(3)	7.44%	14.01%	6.10%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
Class S Shares
Return Before Taxes	9.14%	14.77%	6.73%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
Class N Shares
Return Before Taxes	9.32%	15.18%	7.16%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
Class T Shares
Return Before Taxes	9.18%	14.96%	6.79%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.15%
Russell 1000® Value Index (reflects no deduction for expenses, fees, or taxes)	13.45%	15.42%	7.33%
(1)
If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

(2)
Calculated assuming maximum permitted sales loads.

(3)
The one year return is calculated to include the contingent deferred sales charge.

For your Fund, after-tax returns are calculated using distributions for the Fund’s Class S Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) for periods prior to July 6, 2009. For INTECH U.S. Managed Volatility Fund, after-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding tables. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
After-tax returns are only shown for Class S Shares of your Fund and Class I Shares of INTECH U.S. Managed Volatility Fund. After-tax returns for the other classes of shares will vary from those shown due to varying sales charges (as applicable), fees, and expenses among the classes.
Supplementary Performance Information
The following information supplements the “Comparison of Fund Performance” section of this Prospectus/Information Statement. This information is being provided in order to assist you with comparing the performance of the Class I Shares of your Fund to the performance of the Class I Shares of INTECH U.S. Managed Volatility Fund, which is shown above. As discussed in “Comparison of Fund Performance – Your Fund,” the performance shown for Class I Shares of your Fund reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. Please note that the information in the below table does not reflect the since-inception performance of the JAD predecessor fund because Class I Shares commenced operations on November 28, 2005, whereas the JAD predecessor fund commenced operations on January 2, 2003.
The bar chart depicts the change in performance from year to year for Class I Shares of your Fund during the periods indicated. The table compares the average annual returns for Class I Shares of your Fund for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.
The past performance of your Fund’s Class I Shares (before and after taxes) does not necessarily indicate how the Fund will perform in the future.
Annual Total Returns for Class I Shares (calendar year-end)

Best Quarter: Second Quarter 2009 15.15%	Worst Quarter: Fourth Quarter 2008 –25.07%
Average Annual Total Returns (periods ended 12/31/14)
	1 Year	5 Years	Since Inception of Class I Shares (11/28/05)
Class I Shares
Return Before Taxes	9.92%	15.57%	7.38%
Return After Taxes on Distributions	9.66%	15.35%	6.99%
Return After Taxes on Distributions and Sale of Fund Shares	5.78%	12.59%	5.90%
Russell 1000® Index (reflects no deduction for expenses, fees, or taxes)	13.24%	15.64%	8.02%
Russell 1000® Growth Index (reflects no deduction for expenses, fees, or taxes)	13.05%	15.81%	8.68%

Management of the Funds
Investment Adviser:   Janus Capital is the investment adviser for each Fund and will remain the investment adviser of INTECH U.S. Managed Volatility Fund after the Merger.
Investment Subadviser:   INTECH Investment Management LLC is the investment subadviser for each Fund and will remain the subadviser of INTECH U.S. Managed Volatility Fund after the Merger.
Portfolio Management:   The Funds are each managed by a team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. This team of investment professionals will continue as investment personnel of INTECH U.S. Managed Volatility Fund after the Merger.
Purchase and Sale of Fund Shares
Minimum Investment Requirements*
Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with Janus)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class N Shares
No minimum investment requirements imposed by the Fund	None
*
Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.

**
The maximum purchase in Class C Shares is $500,000 for any single purchase.

With the exception of certain Class I Shares shareholders, purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as outlined in Appendix C. You should contact your financial intermediary or refer to your plan documents for information on how to invest in a Fund. Requests must be received in good order by a Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C.
Tax Information
Each Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.
THE MERGER
The Plan
The Plan sets forth the terms and conditions under which the Merger will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a form of which is attached hereto as Appendix A.

The Plan contemplates: (i) INTECH U.S. Managed Volatility Fund’s acquisition of all or substantially all of the assets of your Fund in exchange solely for shares of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all of your Fund’s liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to you; and (iii) the complete liquidation of your Fund.
The value of your Fund’s assets to be acquired and the amount of its liabilities to be assumed by INTECH U.S. Managed Volatility Fund and the net asset value (“NAV”) of a share of your Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by your Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in your Fund’s currently effective Prospectus and Statement of Additional Information (“SAI”). The Plan provides that Janus Capital will pay all of the fees of the Merger, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Funds will pay for any brokerage commissions, transaction costs or similar costs related to the Merger. The Closing Date is expected to be on or about April 24, 2015.
As soon as practicable after the Closing Date, your Fund will distribute pro rata to its shareholders of record the shares of INTECH U.S. Managed Volatility Fund it receives in the Merger, so that each shareholder of your Fund will receive a number of full and fractional shares of INTECH U.S. Managed Volatility Fund approximately equal in value to his or her holdings in your Fund, and your Fund will be liquidated.
Such distribution will be accomplished by opening an account on the books of INTECH U.S. Managed Volatility Fund in your name and by transferring to that account the shares of INTECH U.S. Managed Volatility Fund previously credited to your account of the Acquired Fund on those books. Your account will be credited with the pro rata number of INTECH U.S. Managed Volatility Fund’s shares due to you. All issued and outstanding shares of your Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Merger, you will own shares of INTECH U.S. Managed Volatility Fund that will be approximately equal to the value of your shares of the Acquired Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.
The implementation of the Merger is subject to a number of conditions set forth in the Plan. The Plan requires receipt of a tax opinion substantially to the effect that, for federal income tax purposes, the Merger qualifies as a tax-free reorganization. The Plan may be terminated and the Merger abandoned at any time prior to the Closing Date by the Board of Trustees if the Trustees determine that the Merger is not in the best interests of the Funds’ shareholders. Please review the Plan carefully.
Reasons for the Merger
As discussed in the “Introduction,” the Merger is designed to facilitate the recent transition of the Funds to a new managed volatility strategy. Beginning on December 17, 2014, the Funds’ names, principal investment strategies, and benchmark indices were changed to reflect this new managed volatility investment strategy, which seeks to provide returns in excess of the Fund’s benchmark index and to reduce or “manage” portfolio volatility to a level less than each Fund’s benchmark index. As a result of these changes, the Funds now have identical investment strategies and risks, and the same benchmark index. Accordingly, the Merger will allow Janus to reorganize its mutual fund platform by consolidating similar Funds. Janus believes that these efforts will provide the potential for both meaningful short- and long-term benefits to Fund shareholders, including clearer product differentiation, a reduction in overlapping offerings, and potential for future growth. There is potential to increase operational efficiencies, including the potential to eliminate duplicative costs and other inefficiencies that can arise from having identical mutual funds in the same family of funds. Janus and its affiliates that provide services to the Funds expect to provide the same level of services to shareholders after the Merger.
At the meeting of the Board of Trustees of the Trust held on November 5, 2014, Janus met with the Trustees, none of whom are considered “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), to discuss Janus’ and INTECH’s proposal to merge the Funds. The Independent Trustees also discussed this proposal and the Plan separately with their independent counsel. During the course of the meeting, the Trustees requested and considered such information as they deemed relevant to their deliberations. At the November 5, 2014 meeting, the Independent Trustees approved the Plan after determining that (1) the Merger is in the best interests of your Fund and INTECH U.S. Managed Volatility Fund; and (2) the Merger will not dilute the interests of existing shareholders of either Fund. In making these determinations, the Independent Trustees considered a number factors, including the following:
•
The Merger will permit you to continue to invest in a fund that pursues an identical investment objective and investment strategies as your Fund and to do so in the context of a larger fund with expense ratios that are expected to be lower than or the same as both your Fund and INTECH U.S. Managed Volatility Fund prior to the Merger.

•
The investment personnel that currently manage your Fund and INTECH U.S. Managed Volatility Fund will continue to manage INTECH U.S. Managed Volatility Fund after the Merger.

•
Comparative performance of the Funds over various time periods.

•
The Merger, for each Fund and its shareholders, is expected to be a tax-free reorganization for federal income tax purposes.

•
The structure of the Merger.

•
The impact of the Merger on each Fund’s tax-loss carryforward positions.

•
Janus Capital is paying all costs associated with the Merger.

•
Janus Capital will benefit from greater operational efficiencies by overseeing a single Fund versus two separate Funds with identical investment strategies, policies and risks.

•
The Merger is designed to streamline the number of INTECH subadvised Funds within the Trust, encourage a more focused marketing and distribution effort for the combined fund, reduce investor confusion, and generally make INTECH U.S. Managed Volatility Fund a more attractive vehicle to the investing public, which Janus Capital believes could provide the potential for better growth prospects as compared to the two Funds operating separately.

Federal Income Tax Consequences
As a condition to the Merger, the Trust will receive a tax opinion from Vedder Price P.C., counsel to the Funds, (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:
•
the transfer by the Acquired Fund of substantially all its assets to INTECH U.S. Managed Volatility Fund solely in exchange for shares of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all the liabilities of the Acquired Fund, followed by the pro rata, by class, distribution of all the shares of INTECH U.S. Managed Volatility Fund received by the Acquired Fund to the Acquired Fund shareholders in complete liquidation of the Acquired Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and INTECH U.S. Managed Volatility Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code with respect to the reorganization;

•
no gain or loss will be recognized by INTECH U.S. Managed Volatility Fund upon the receipt of substantially all the assets of the Acquired Fund solely in exchange for shares of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all the liabilities of the Acquired Fund;

•
no gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all the Acquired Fund’s assets to INTECH U.S. Managed Volatility Fund solely in exchange for shares of INTECH U.S. Managed Volatility Fund and the assumption by INTECH U.S. Managed Volatility Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the INTECH U.S. Managed Volatility Fund shares so received to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund;

•
no gain or loss will be recognized by Acquired Fund shareholders upon the exchange, pursuant to the Merger, of all their shares (including fractional shares) of the Acquired Fund solely for shares of INTECH U.S. Managed Volatility Fund;

•
the aggregate tax basis of the INTECH U.S. Managed Volatility Fund shares, including any fractional shares, received by each Acquired Fund shareholder pursuant to the Merger will be the same as the aggregate basis of the shares of the Acquired Fund exchanged therefor by such shareholder;

•
the holding period of INTECH U.S. Managed Volatility Fund shares, including fractional shares, received by each Acquired Fund shareholder in the Merger will include the period during which the shares of the Acquired Fund exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Merger;

•
the basis of the assets of the Acquired Fund’s received by INTECH U.S. Managed Volatility Fund will be the same as the basis of such assets in the hands of the Acquired Fund immediately before the effective time of the Merger; and

•
the holding period of the assets of the Acquired Fund received by INTECH U.S. Managed Volatility Fund will include the period during which such assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Merger on the Acquired Fund, INTECH U.S. Managed Volatility Fund, or any Acquired Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and all state, local, or non-U.S. tax issues of any kind.

The receipt of such an opinion is a condition to the consummation of the Merger. The Trust has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Merger, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Acquired Fund in exchange for INTECH U.S. Managed Volatility Fund shares and the assumption by INTECH U.S. Managed Volatility Fund of all liabilities of the Acquired Fund does not constitute a tax-free reorganization, each Acquired Fund shareholder generally will recognize a gain or loss approximately equal to the difference between the value of INTECH U.S. Managed Volatility Fund shares such shareholder acquires and the tax basis of such shareholder’s Acquired Fund shares.
Prior to the Closing Date, the Acquired Fund may make a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders at least all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the Closing Date of the Merger. This distribution will be taxable to shareholders who are subject to federal income tax and may include gains resulting from the sale of portfolio assets discussed below. Additional distributions may be made if necessary.
To the extent that a portion of the Acquired Fund’s portfolio assets are sold prior to the Merger, including as a result of portfolio transitioning, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Acquired Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to the Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to the Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders who are subject to federal income tax.
After the Merger, INTECH U.S. Managed Volatility Fund’s ability to use the Acquired Fund’s or INTECH U.S. Managed Volatility Fund’s pre-Merger capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Merger not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Merger and the amount of unrealized capital gains in the Funds at the time of the Merger.
In addition, shareholders of the Acquired Fund will receive a proportionate share of any taxable income and gains realized by INTECH U.S. Managed Volatility Fund and not distributed to its shareholders prior to the Merger when such income and gains are eventually distributed by INTECH U.S. Managed Volatility Fund. As a result, shareholders of the Acquired Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred.
Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Merger in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Merger, shareholders of the Acquired Fund should also consult tax advisers as to state, local, non-U.S., and other tax consequences, if any, of the Merger.
Securities to Be Issued, Key Differences in Shareholder Rights
Your Fund and INTECH U.S. Managed Volatility Fund are each organized as separate series of the Trust, a Massachusetts business trust, and are governed by the same Trust Instrument and Bylaws. As such, there are no key differences in the rights of shareholders of the Funds.
All shares of a fund within the Trust participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of all funds in the Trust have noncumulative voting rights, which means the holders of more than 50% of the value of shares of all funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shares of a fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in Appendix C.

Capitalization
The following table shows the capitalization as of December 31, 2014 (unaudited) for the impacted share classes of your Fund and INTECH U.S. Managed Volatility Fund, as well as pro forma capitalization giving effect to the Merger:
	Your Fund	INTECH U.S. Managed Volatility Fund (Pre-Merger)	Adjustments(1)	INTECH U.S. Managed Volatility Fund (pro forma after Merger)
Class A
Net Assets	$10,495,813	$1,617,424	$—	$12,113,237
Net Asset Value Per Share	$21.73	$10.14		$10.14
Shares Outstanding	483,104	159,564	1,035,090	1,194,654
Class C
Net Assets	$3,884,937	$573,048	$—	$4,457,985
Net Asset Value Per Share	$20.95	$9.98		$9.98
Shares Outstanding	185,480	57,403	389,272	446,675
Class S
Net Assets	$11,956,234	$65,491	$—	$12,021,725
Net Asset Value Per Share	$21.68	$10.11		$10.11
Shares Outstanding	551,455	6,480	1,182,615	1,189,095
Class I
Net Assets	$192,757,606	$26,242,375	$—	$218,999,981
Net Asset Value Per Share	$21.56	$10.10		$10.10
Shares Outstanding	8,940,656	2,597,409	19,084,911	21,682,321
Class N
Net Assets	N/A	$35,363,739	$—	$35,363,739
Net Asset Value Per Share	N/A	$10.07		$10.07
Shares Outstanding	N/A	3,511,574	—	3,511,574
Class T
Net Assets	$65,890,957	$20,370,184	$—	$86,261,141
Net Asset Value Per Share	$21.47	$10.02		$10.02
Shares Outstanding	3,068,661	2,033,088	6,575,944	8,609,032
Total Net Assets	$284,985,547	$84,232,261	$—	$369,217,808
Total Shares Outstanding	13,229,357	8,365,518	28,267,832	36,633,351
(1)
“Adjustments” reflect the issuance of shares of INTECH U.S. Managed Volatility Fund to Acquired Fund investors.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Additional Investment Strategies and General Portfolio Policies
The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when implementing its investment objective. For some Funds, these strategies and policies may be part of a principal strategy. For other Funds, these strategies and policies may be utilized to a lesser extent. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus/Information Statement.
Cash Position
The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
Foreign Securities
To the extent that foreign securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where an issuer or company is located. There are no limitations on the countries in which the Funds may invest.
Investment Process
INTECH applies a mathematical investment process to construct an investment portfolio for each INTECH Fund. INTECH developed the formulas underlying this mathematical investment process. This process seeks, over time, to generate a return in excess of each Fund’s named benchmark index over the long term, while controlling the variability of each Fund’s returns. The mathematical investment process involves:
•
selecting stocks primarily from stocks within a Fund’s named benchmark index;

•
periodically determining a target weighting of these stocks and rebalancing to the target weighting; and

•
monitoring the total risk and volatility of a Fund’s holdings.

INTECH seeks, over time, to outperform each Fund’s named benchmark index through its mathematical investment process. By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for each Fund in a manner that reduces the overall portfolio volatility below that of the named benchmark index. INTECH has designed certain controls to minimize the absolute risk of a Fund. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. Each Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.
Portfolio Turnover
In general, each Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of INTECH’s mathematical investment process, a Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), and the nature of each Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.
The rebalancing techniques used by a Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in each portfolio to its target weighting versus each Fund’s respective benchmark index, as determined by INTECH’s mathematical investment process.
Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” found in Appendix C of this Prospectus/Information Statement shows the Funds’ historical turnover rates.
Real Estate-Related Securities
To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.
Securities Lending
A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.
Other Types of Investments
Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•
debt securities (such as bonds, notes, and debentures)

•
exchange-traded funds

•
indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)

•
various derivative transactions including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•
securities purchased on a when-issued, delayed delivery, or forward commitment basis

Fundamental Investment Restrictions
Each Fund has certain additional fundamental investment restrictions that can only be changed with shareholder approval. The Funds have substantially similar fundamental investment restrictions, and these restrictions are shown in Appendix B.
Risks of the Funds
Similar Risk Factors of the Funds
The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.
Counterparty Risk.   Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Derivatives Risk.   Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
Eurozone Risk.   A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.
Foreign Exposure Risks.   As previously noted, to the extent that foreign securities may be included in the Funds’ named benchmark indices, INTECH’s mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including securities of foreign governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•
currency risk

•
political and economic risk

•
regulatory risk

•
foreign market risk

•
geographic investment risk

•
transaction costs

Industry Risk.   Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry increase that Fund’s exposure to industry risk.
Investment Process Risk.   The focus on managed volatility may keep a Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, a Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, a Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of a Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.
INTECH has designed certain controls to minimize the absolute risk of a Fund. For example, to help ensure that risk and trade costs are minimized, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in a Fund’s optimization. The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Funds.
Market Risk.   The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.
The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the- counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.
Real Estate Securities Risk.   To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

REIT Risk.   To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.
Other Comparative Information about the Funds
Investment Adviser
Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Funds’ investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.
The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). Implementation of a manager-of-managers structure, however, would need to be approved by a Fund’s shareholders. The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).
Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Funds. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund(s) would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.
Janus (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.
Janus furnishes certain administration, compliance, and accounting services for your Fund and INTECH U.S. Managed Volatility Fund and is reimbursed by the Funds for certain of its costs in providing those services (to the extent Janus seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus and/or its affiliates may serve as officers of the Trust. Janus provides office space for each Fund. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. Each Fund also pays for salaries, fees, and expenses of certain Janus employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus provides to the Funds.
Management Expenses
Each Fund pays Janus an investment advisory fee and incurs expenses, including distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.
The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus (gross and net of fee waivers). The rate shown is a fixed rate based on each Fund’s average daily net assets. The investment advisory fee rate is aggregated to include all investment advisory fees paid by each Fund.
Fund Name	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Investment Advisory Fee Rate(1) (%) (for the fiscal year ended June 30, 2014)
Your Fund	All Asset Levels	0.50	0.50
INTECH U.S. Managed Volatility Fund	All Asset Levels	0.50	0.50
(1)
Janus Capital has agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that each Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2015. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, under Total Annual Fund Operating Expenses After Fee Waiver in the table in the “Comparison of Fees and Expenses” section of this Prospectus/Information Statement, and additional information is included under “Expense Limitations.” The waivers are not reflected in the contractual fee rates shown.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements is included in each Fund’s annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.
Subadviser
INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Funds. INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the INTECH Funds. Janus Capital owns approximately 97% of INTECH.
Investment Personnel
A team of INTECH investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement INTECH’s mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of the Funds.
Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.
Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.
Phillip Whitman, Ph.D., has been Director of Research since November 2012. Dr. Whitman joined INTECH in November 2010 as Associate Director of Research. Prior to joining INTECH, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor (2008) and Assistant Instructor (2009) for Multivariable Calculus. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.
Each Fund’s SAI, dated October 28, 2014, each of which is incorporated by reference herein, provides information about the investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital.
Pricing of Fund Shares
The Funds calculate their respective net asset value per share (“NAV”) once each business day at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to Appendix C.
Purchase of Fund Shares
A detailed description of INTECH U.S. Managed Volatility Fund’s policy with respect to purchases is available in Appendix C.
Redemption of Fund Shares
A detailed description of INTECH U.S. Managed Volatility Fund’s policy with respect to redemptions is available in Appendix C.
Dividends and Distributions
A detailed description of INTECH U.S. Managed Volatility Fund’s policy with respect to dividends and distributions is available in Appendix C.
Frequent Purchases and Redemptions
A detailed description of INTECH U.S. Managed Volatility Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C.
Tax Consequences
A detailed description of the federal income tax consequences of buying, holding, exchanging, and selling INTECH U.S. Managed Volatility Fund’s shares is available in Appendix C.
Distribution Arrangements
A detailed description of INTECH U.S. Managed Volatility Fund’s distribution arrangements is available in Appendix C.
For a description of your Fund’s policies with respect to purchases, redemptions, dividends and distributions, frequent trading of Fund shares, tax consequences of buying, holding, exchanging and selling Fund shares, and distribution arrangements, refer to your Fund’s Prospectus, which is incorporated by reference herein, and available upon request without charge.
Liquidation/Merger of a Fund
It is important to know that, pursuant to the Trust’s Trust Instrument, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

Trustees and Officers
The following individuals comprise the Board of Trustees of the Trust: Alan A. Brown, William D. Cvengros, William F. McCalpin, James T. Rothe, William D. Stewart, and Linda S. Wolf. Each Trustee is independent of Janus Capital, Janus Distributors, and the Trust. The officers of the Trust are disclosed in each Fund’s SAI, which is incorporated herein by reference and has been filed with the SEC.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.
ADDITIONAL INFORMATION
Share Ownership
The following table shows the number of outstanding shares and net assets of each impacted class of your Fund and INTECH U.S. Managed Volatility Fund as of December 26, 2014.
Fund	Total Number of Shares Outstanding	Net Assets
Your Fund
– Class A Shares	484,894.825	$10,674,534
– Class C Shares	186,469.722	$3,957,780
– Class S Shares	551,223.497	$12,109,991
– Class I Shares	8,962,156.292	$195,778,482
– Class T Shares	3,073,503.230	$66,869,888
Total	13,258,247.566	$289,390,675
INTECH U.S. Managed Volatility Fund
– Class A Shares	159,554.573	$1,638,444
– Class C Shares	57,403.080	$580,574
– Class S Shares	6,480.252	$66,347
– Class I Shares	2,596,122.990	$26,570,967
– Class N Shares	3,509,055.961	$35,798,385
– Class T Shares	2,053,323.260	$20,841,332
Total	8,381,940.116	$85,496,049
As of December 31, 2014, the officers and Trustees as a group owned less than 1% of the outstanding shares of any class of your Fund. In addition, the officers and Trustees as a group owned less than 1% of the outstanding shares of any class of INTECH U.S. Managed Volatility Fund. As of December 31, 2014, the percentage ownership of any person or entity owning 5% or more of the outstanding shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding shares of any class of the Funds is listed below. Any person or entity who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling person could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.
To the best knowledge of the Trust, as of December 31, 2014, no other person or entity owned beneficially more than 5% of the outstanding shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital’s or Janus Capital Group Inc.’s (“JCGI”) ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding shares of any class of the Funds, except as shown. To the extent that Janus Capital or an affiliate owns a significant portion of the shares of any class of a Fund or a Fund as a whole, the redemption of those shares may have an adverse effect on the Fund, a share class, and/or its shareholders. Janus Capital may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its shares. In certain circumstances, Janus Capital’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding shares of a class of a Fund are not the beneficial owners of such shares, unless otherwise indicated.

Name of Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
INTECH U.S. Managed Volatility Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	59,738	37.43%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	30,889	19.35%
	Morgan Stanley & Co Jersey City, NJ	22,442	14.06%
	Pershing LLC Jersey City, NJ	17,635	11.05%
	State Street Corporation Trustee FBO ADP Access Boston, MA	17,389	10.89%
INTECH U.S. Managed Volatility Fund II Class A Shares	Hartford Life Insurance Company Separate Account Hartford, CT	82,985	17.16%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	79,832	16.51%
	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	66,715	13.79%
	Mid Atlantic Trust Company FBO MG Engineering DPC 401K Profit Sharing Plan & Trust Pittsburgh, PA	32,539	6.73%
INTECH U.S. Managed Volatility Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	74,315	72.33%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13,192	12.84%
	Pershing LLC Jersey City, NJ	6,174	6.01%
	Robert W Baird & Co Inc. Account XXXX-XXXX Milwaukee, WI	6,000	5.84%
INTECH U.S. Managed Volatility Fund II Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	67,806	36.55%
	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	41,121	22.17%
	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	27,576	14.87%
	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	10,125	5.46%

Name of Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
INTECH U.S. Managed Volatility Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	1,384,524	52.11%
	Lincoln Retirement Services Company FBO Blanchard Valley Hth Sys 403B Fort Wayne, IN	873,039	32.86%
	Benefit Trust Company As Ttee For Globe Metallurgical Inc. Pension Plan Overland Park, KS	172,055	6.48%
INTECH U.S. Managed Volatility Fund II Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	1,981,080	22.15%
	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	1,551,364	17.34%
	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	1,244,750	13.91%
	Enloe Medical Center Chico, CA	788,868	8.82%
	Janus Global Allocation Fund – Moderate INTECH U.S. Mgd Volatility II Denver, CO	602,431	6.73%
	Janus Global Allocation Fund – Growth INTECH U.S. Mgd Volatility II Denver, CO	588,573	6.58%
	Janus Global Allocation Fund – Conservative INTECH U.S. Mgd Volatility II Denver, CO	479,688	5.36%
INTECH U.S. Managed Volatility Fund Class N Shares	Janus Global Allocation Fund – Moderate INTECH U.S. Managed Volatility Denver, CO	1,342,425	38.25%
	Janus Global Allocation Fund – Growth INTECH U.S. Managed Volatility Denver, CO	1,285,505	36.63%
	Janus Global Allocation Fund – Conservative INTECH U.S. Managed Volatility Denver, CO	833,608	23.75%
INTECH U.S. Managed Volatility Fund Class S Shares	Janus Capital Group Inc. Denver, CO	6,480	100%*
* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class	Name and Address of Beneficial Owner	Number of Shares	Percent of Fund
INTECH U.S. Managed Volatility Fund II Class S Shares	American United Life Insurance Co Unit Investment Trust Indianapolis, IN	328,284	59.99%
	American United Life Insurance Co Group Retirement Annuity Indianapolis, IN	65,619	11.99%
	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	57,871	10.57%
	Frontier Trust Co FBO Transwood Employees’ Ret Plan XXXXXX Fargo, ND	46,208	8.44%
	Nationwide Trust Company FSB Columbus, OH	29,171	5.33%
INTECH U.S. Managed Volatility Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	1,951,572	95.82%
INTECH U.S. Managed Volatility Fund II Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	2,869,881	93.49%
Copies of Fund Information
To avoid sending duplicate copies of materials to certain households, your Fund may mail only one copy of each report or this Prospectus/Information Statement to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings benefits the Fund through reduced mailing expenses.
By order of the Board of Trustees,
/s/ Bruce L. Koepfgen
Bruce L. Koepfgen
Chief Executive Officer and President of
Janus Investment Fund

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [     ] day of [        , 2015] by Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of INTECH U.S. Managed Volatility Fund II, a series of the Trust (the “Target Fund”), and INTECH U.S. Managed Volatility Fund, a series of the Trust (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”).
All references in this Agreement to action taken by the Target Fund or the Acquiring Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Target Fund of all or substantially all of its assets to the Acquiring Fund, in exchange solely for Class A, Class C, Class I, Class S, Class N, and Class T voting shares of beneficial interest in the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Target Fund, the assumption by the Acquiring Fund of all the liabilities of the Target Fund, and the distribution of the Class A, Class C, Class I, Class S, Class N, and Class T Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Target Fund and the Acquiring Fund that the assets of the Target Fund be acquired by the Acquiring Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders of the Funds will not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.
PLAN OF REORGANIZATION

1.1   Subject to the terms and conditions herein set forth, (i) the Target Fund shall transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund, (ii) the Acquiring Fund shall deliver to the Target Fund full and fractional Class A, Class C, Class I, Class S, Class N, and Class T Acquiring Fund Shares, in each case, having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Target Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Acquiring Fund shall assume all liabilities of the Target Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).
1.2   The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing. The Acquiring Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Target Fund of any kind, whether absolute, accrued, contingent or otherwise in existence as of the Closing.
1.3   The Target Fund will distribute pro rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares then credited to the accounts of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Class A, Class C, Class I, Class S, Class, Class N, and Class T Current Shareholders, respectively, and representing the pro rata number of the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares due to such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Trust. The Acquiring Fund shall not issue certificates representing the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares in connection with such exchange. Ownership of Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, but in no event later than 12 months after the Closing Date, the Trust shall take all steps necessary to effect a complete liquidation and dissolution pursuant to applicable state law of the Target Fund.

2.
CLOSING AND CLOSING DATE

2.1   The Closing Date shall be [            , 2015], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of the close of regular session trading on the New York Stock Exchange. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.
2.2   The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Target Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Target Fund owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares have been credited to the accounts of the Target Fund on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3.
REPRESENTATIONS AND WARRANTIES

3.1   The Trust, on behalf of the Target Fund, hereby represents and warrants to the Acquiring Fund as follows:
(i) the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”
(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Target Fund;
(iii) the execution and delivery of this Agreement on behalf of the Target Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Target Fund are necessary to authorize this Agreement and the transactions contemplated hereby;
(iv) this Agreement has been duly executed by the Trust on behalf of the Target Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;
(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Target Fund, nor the consummation by the Trust on behalf of the Target Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;
(vi) the unaudited statement of assets and liabilities of the Target Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Target Fund as of the Closing;
(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Target Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;
(viii) all federal, state, local, and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Target Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subparagraph 3.1(vi) above. To the best of the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Target Fund; and

(ix) For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all of its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.
3.2   The Trust, on behalf of the Acquiring Fund, hereby represents and warrants to the Target Fund as follows:
(i) the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”
(ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Acquiring Fund;
(iii) the execution and delivery of this Agreement on behalf of the Acquiring Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated hereby;
(iv) this Agreement has been duly executed by the Trust on behalf of the Acquiring Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;
(v) neither the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, nor the consummation by the Trust on behalf of the Acquiring Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;
(vi) the net asset value per share of a Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Acquiring Fund as of that time and date;
(vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;
(viii) all federal, state, local, and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local, and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected in the liabilities referred to in subparagraph 3.2(vi) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund; and
(ix) For each taxable year of its operations, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

4.
CONDITIONS PRECEDENT

4.1   The obligations of the Trust on behalf of the Target Fund and the Trust on behalf of the Acquiring Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:
(i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or the officers of the Trust to be necessary and appropriate to effect the registration of the Class A, Class C, Class I, Class S, Class N and Class T Acquiring Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);
(ii) The Class A, Class C, Class I, Class S, Class N, and Class T Acquiring Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;
(iii) All representations and warranties of the Trust on behalf of the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Acquiring Fund shall have received a certificate of an officer of the Trust acting on behalf of the Target Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Acquiring Fund;
(iv) All representations and warranties of the Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Target Fund shall have received a certificate of an officer of the Trust acting on behalf of the Acquiring Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Target Fund;
(v) The Trust shall have received the opinion of Vedder Price, P.C. substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code. No opinion will be expressed as to (a) the effect of the Reorganization on the Target Fund, the Acquiring Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year (or on the termination thereof) or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (b) any other federal tax issues (except those set forth above) and all state, local, or foreign tax issues of any kind. Such opinion shall be based on customary assumptions and such representations as Vedder Price, P.C. may reasonably request of the Funds, and the Target Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 4.1(v);
(vi) the Target Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders at least all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforward).
5.
TAX STATUS OF REORGANIZATION

The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Target Fund, the Acquiring Fund, or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the Target Fund, the Acquiring Fund, and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in paragraph 4.1(v).

6.
EXPENSES

6.1   JCM agrees that it will bear all costs and expenses of the Reorganization; provided, however, that each of the Acquiring Fund and the Target Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchases or sale of portfolio securities.
6.2   Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.
7.
ENTIRE AGREEMENT

The Trust agrees on behalf of each of the Target Fund and the Acquiring Fund that this Agreement constitutes the entire agreement between the parties.
8.
TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.
9.
AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.
10.
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.
11.
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

11.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
11.2   This Agreement may be executed in any number of counterparts each of which shall be deemed an original.
11.3   This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.
11.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
11.5   It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Target Fund and the Acquiring Fund.
11.6   The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.
ATTEST	JANUS INVESTMENT FUND For and on behalf of the Target Fund
Name:	By:
Name:
Title:
ATTEST	JANUS INVESTMENT FUND For and on behalf of the Acquiring Fund
Name:	By:
Name:
Title:

APPENDIX B
INVESTMENT POLICIES AND RESTRICTIONS
Fundamental Investment Policies and Restrictions:
The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds.
(1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
Each Fund may not:
(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).
(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).
(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).
(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.
(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act.
(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.
As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.
The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:
(1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).
(2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in this Prospectus/Information Statement. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.
B-1

(3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.
(4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value, provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.
(5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.
(6) The Funds may not invest in companies for the purpose of exercising control of management.
Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.
For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.
For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.
For purposes of each Fund’s policies on investing in particular industries, effective December 2013, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.
B-2

APPENDIX C
ADDITIONAL INFORMATION ABOUT INTECH U.S. MANAGED VOLATILITY FUND
With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Fund requires that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with the Fund.
The Fund offers multiple classes of shares in order to meet the needs of various types of investors.
Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.
Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.
Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus Capital proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.
The shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

PRICING OF FUND SHARES
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. Foreign securities held by the Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of the Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund’s shares.
The price you pay for purchases of shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of shares. In order to receive a day’s price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by a pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Fund uses systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of systematic fair value pricing, the Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund’s portfolio securities and the reflection of such change in the Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus/Information Statement. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of the Fund may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund’s fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
CHOOSING A SHARE CLASS
Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus/Information Statement. The Fund offers multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of shares and whether or not you are eligible to purchase these shares, please call 1-877-335-2687.
Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:
•
how much you plan to invest;

•
how long you expect to own the shares;

•
the expenses paid by each class; and

•
for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of shares:
Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)
Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee

Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative fees to Janus Capital or Janus Services
Minimum initial investment	None
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
(1)
May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Fund pays Janus Distributors LLC (“Janus Distributors”), the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the shares based on the average daily net assets of each, at the following annual rates:
Class	12b-1 Fee for the Fund
Class A Shares	0.25%
Class C Shares	1.00%(1)
Class S Shares	0.25%
(1)
Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund.
Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Fund. Janus Services is then reimbursed by the Fund for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase. The Fund’s Trustees have set limits on fees that the Fund may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.
Class S Shares and Class T Shares
Janus Services, the Trust’s transfer agent, receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Fund. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Fund. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Fund.
PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES
From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of  “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Fund’s SAI, which is incorporated by reference herein.
In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.
Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Fund. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.
The receipt of  (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.
From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).
The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus/Information Statement, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and, if applicable, when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.
PURCHASES
With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.
With the exception of Class I Shares, purchases of shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Fund in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, the Fund may permit an in-kind purchase of shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund’s behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.
The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary (or Janus if you hold shares directly with Janus) is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of  $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.
Class N Shares
Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.
Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative if you hold Class I Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.
Amount of Purchase at Offering Price	Class A Shares Sales Charge as a Percentage of Offering Price(1)	Class A Shares Sales Charge as a Percentage of Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None(2)	None
(1)
Offering Price includes the initial sales charge.

(2)
A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of  $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:
•
1.00% on amounts from $1,000,000 to $4,000,000;

•
plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

•
plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.
Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.
Right of Accumulation.   You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent.   You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts.   To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
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trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

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solely controlled business accounts; and

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single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund’s shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.
EXCHANGES
With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.
Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

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You may generally exchange shares of the Fund for shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

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You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. The Fund’s fees and expenses differ between share classes. Please consider these differences prior to investing in another share class. Contact your financial intermediary or consult your plan documents for additional information.

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You must meet the minimum investment amount for each fund.

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The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Fund will work with intermediaries to apply the Fund’s exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund’s policy on excessive trading, refer to “Excessive Trading.”

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The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund’s Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
REDEMPTIONS
With certain limited exceptions, the Fund is generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Fund.
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.
Shares of the Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.
The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions
Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these large shareholders of their holdings in the Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, which may lead to an increase in the Fund’s expense ratio.
Redemptions In-Kind
Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of  $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While the Fund may pay redemptions in-kind, the Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class S Shares, Class I Shares, Class N Shares, and Class T Shares
You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative if you hold Class I Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.
Contingent Deferred Sales Charge
Class A Shares and Class C Shares
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
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Upon the death or disability of an account owner;

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Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

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Retirement plan shareholders taking required minimum distributions;

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The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

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The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

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If the Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
EXCESSIVE TRADING
Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Fund’s exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund’s shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Fund attempts to deter excessive trading through at least the following methods:
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exchange limitations as described under “Exchanges;”

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trade monitoring; and

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fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of shares from the Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of the Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.
The Fund monitors for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in the Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund’s excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.
The Fund’s Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund’s excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund’s excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund’s ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund’s methods to detect and deter excessive trading.
The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund’s investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Fund’s policies and procedures regarding excessive trading may be modified at any time by the Fund’s Trustees.
Excessive Trading Risks
Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.
Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in the Fund’s Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund’s identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.
AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
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Full Holdings.   The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at

1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for the Fund at janus.com/info.
The Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.
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Top Holdings.   The Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of the Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

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Other Information.   The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Fund’s portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund’s SAI, which is incorporated herein.
SHAREHOLDER COMMUNICATIONS
Statements and Reports
Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.
Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund’s investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus) to obtain these reports. The Fund’s fiscal year ends June 30.
Lost (Unclaimed/Abandoned) Accounts
It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with the Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.
DISTRIBUTIONS
To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within the Fund.
Distribution Schedule
Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well.

How Distributions Affect the Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund’s daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of  $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with the Fund. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Fund. The following is a general discussion of certain federal income tax consequences of investing in the Fund. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser regarding the effect that an investment in the Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.
Taxes on Distributions
Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of the Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on net investment income in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by the Fund and capital gains from any sale or exchange of Fund shares. The Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by the Fund with respect to shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 59½, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges
Any time you sell or exchange shares of the Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.
The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), the Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends made on or after June 30, 2014, and payments of gross proceeds from sales of Fund shares made on or after December 31, 2016. Shareholders should consult their individual tax advisors regarding the possible implications of this legislation.
When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold Class I Shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.
Taxation of the Fund
Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.
The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Fund’s SAI.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the shares of the Fund (assuming reinvestment of all dividends and distributions).

INTECH U.S. Managed Volatility Fund – Class A
(formerly named INTECH U.S. Value Fund)
		Years or Period ended June 30				Year ended July 31(1)
	2014	2013	2012	2011	2010(2)	2009
Net asset value, beginning of period	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Income from investment operations:
Net investment income/(loss)	0.12(3)	0.16	0.15	0.13	0.10	0.15
Net gain/(loss) on investments (both realized and unrealized)	2.78	2.33	0.11	2.16	0.43	(2.35)
Total from investment operations	2.90	2.49	0.26	2.29	0.53	(2.20)
Less distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Distributions from capital gains	(2.08)	—	—	—	—	—
Total distributions	(2.19)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)

Net asset value, end of period	$13.16	$12.45	$10.15	$10.03	$7.85	$7.36

Total return(4)	24.98%	24.86%	2.71%	29.23%	7.21%	(22.01)%
Net assets, end of period (in thousands)	$1,424	$7,348	$5,494	$4,980	$3,694	$3,440
Average net assets for the period (in thousands)	$8,530	$6,373	$5,099	$4,598	$3,815	$1,762
Ratio of gross expenses to average net assets(5)	1.03%	0.97%	0.92%	0.95%	1.05%	1.33%
Ratio of net expenses to average net assets(5)	1.01%	0.97%	0.92%	0.95%	1.01%	0.74%
Ratio of net investment income/(loss) to average net assets(5)	0.91%	1.37%	1.54%	1.38%	1.26%	2.28%
Portfolio turnover rate	150%	100%	100%	108%	92%(4)	100%
(1)
Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class A Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.

(2)
Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)
Per share amounts are calculated using the average shares outstanding method.

(4)
Not annualized for periods of less than one full year.

(5)
Annualized for periods of less than one full year.

INTECH U.S. Managed Volatility Fund – Class C
(formerly named INTECH U.S. Value Fund)
		Years or Period ended June 30				Year ended July 31(1)
	2014	2013	2012	2011	2010(2)	2009
Net asset value, beginning of period	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Income from investment operations:
Net investment income/(loss)	0.04(3)	(0.08)	0.18	0.14	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.77	2.49	0.02	2.05	0.45	(2.34)
Total from investment operations	2.81	2.41	0.20	2.19	0.48	(2.22)
Less distributions:
Dividends from net investment income	(0.07)	(0.12)	—	(0.06)	(0.02)	(0.21)
Distributions from capital gains	(2.08)	—	—	—	—	—
Total distributions	(2.15)	(0.12)	—	(0.06)	(0.02)	(0.21)

Net asset value, end of period	$13.09	$12.43	$10.14	$9.94	$7.81	$7.35

Total return(4)	24.20%	23.97%	2.01%	28.03%	6.51%	(22.52)%
Net assets, end of period (in thousands)	$861	$380	$147	$217	$330	$281
Average net assets for the period (in thousands)	$643	$206	$164	$432	$324	$266
Ratio of gross expenses to average net assets(5)	1.67%	1.69%	1.72%	1.74%	1.80%	1.99%
Ratio of net expenses to average net assets(5)	1.67%	1.69%	1.61%	1.74%	1.76%	1.47%
Ratio of net investment income/(loss) to average net assets(5)	0.31%	0.57%	0.81%	0.58%	0.51%	1.94%
Portfolio turnover rate	150%	100%	100%	108%	92%(4)	100%
(1)
Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class C Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.

(2)
Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)
Per share amounts are calculated using the average shares outstanding method.

(4)
Not annualized for periods of less than one full year.

(5)
Annualized for periods of less than one full year.

INTECH U.S. Managed Volatility Fund – Class S
(formerly named INTECH U.S. Value Fund)
		Years or Period ended June 30				Year ended July 31(1)
	2014	2013	2012	2011	2010(2)	2009
Net asset value, beginning of period	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Income from investment operations:
Net investment income/(loss)	0.11(3)	0.90	0.13	0.15	0.08	0.17
Net gain/(loss) on investments (both realized and unrealized)	2.82	1.63	0.11	2.11	0.44	(2.38)
Total from investment operations	2.93	2.53	0.24	2.26	0.52	(2.21)
Less distributions:
Dividends from net investment income	(0.11)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Distributions from capital gains	(2.08)	—	—	—	—	—
Total distributions	(2.19)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)

Net asset value, end of period	$13.27	$12.53	$10.15	$10.02	$7.85	$7.37

Total return(4)	25.01%	25.12%	2.48%	28.81%	7.00%	(22.15)%
Net assets, end of period (in thousands)	$64	$64	$221	$216	$214	$200
Average net assets for the period (in thousands)	$63	$132	$208	$254	$225	$192
Ratio of gross expenses to average net assets(5)	1.23%	1.16%	1.15%	1.17%	1.27%	1.44%
Ratio of net expenses to average net assets(5)	1.08%	0.97%	1.09%	1.17%	1.26%	0.97%
Ratio of net investment income/(loss) to average net assets(5)	0.88%	1.41%	1.36%	1.16%	1.02%	2.43%
Portfolio turnover rate	150%	100%	100%	108%	92%(4)	100%
(1)
Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class S Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.

(2)
Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)
Per share amounts are calculated using the average shares outstanding method.

(4)
Not annualized for periods of less than one full year.

(5)
Annualized for periods of less than one full year.

INTECH U.S. Managed Volatility Fund – Class I
(formerly named INTECH U.S. Value Fund)
		Years or Period ended June 30				Year ended July 31(1)
	2014	2013	2012	2011	2010(2)	2009
Net asset value, beginning of period	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Income from investment operations:
Net investment income/(loss)	0.17(3)	0.22	0.17	0.15	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	2.80	2.32	0.12	2.16	0.45	(2.38)
Total from investment operations	2.97	2.54	0.29	2.31	0.56	(2.20)
Less distributions and other:
Dividends from net investment income	(0.15)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Distributions from capital gains	(2.08)	—	—	—	—	—
Redemption fees(4)	N/A	N/A	—(5)	—	—(5)	—(5)
Total distributions and other	(2.23)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)

Net asset value, end of period	$13.25	$12.51	$10.19	$10.07	$7.89	$7.37

Total return(6)	25.48%	25.23%	2.96%	29.38%	7.62%	(21.96)%
Net assets, end of period (in thousands)	$104,039	$77,625	$93,800	$93,695	$66,137	$59,647
Average net assets for the period (in thousands)	$86,864	$93,335	$89,976	$84,034	$69,502	$53,614
Ratio of gross expenses to average net assets(7)	0.66%	0.67%	0.67%	0.68%	0.77%	0.96%
Ratio of net expenses to average net assets(7)	0.66%	0.67%	0.67%	0.68%	0.75%	0.61%
Ratio of net investment income/(loss) to average net assets(7)	1.32%	1.71%	1.78%	1.64%	1.53%	2.79%
Portfolio turnover rate	150%	100%	100%	108%	92%(6)	100%
(1)
Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class I Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.

(2)
Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)
Per share amounts are calculated using the average shares outstanding method.

(4)
Redemption fees were eliminated effective April 2, 2012.

(5)
Redemption fees aggregated less than $0.005 on a per share basis for the fiscal year or period end.

(6)
Not annualized for periods of less than one full year.

(7)
Annualized for periods of less than one full year.

INTECH U.S. Managed Volatility Fund – Class T
(formerly named INTECH U.S. Value Fund)
		Years or Period ended June 30				Period ended July 31
	2014	2013	2012	2011	2010(1)	2009(2)
Net asset value, beginning of period	$12.48	$10.18	$10.05	$7.87	$7.37	$6.63
Income from investment operations:
Net investment income/(loss)	0.14(3)	0.19	0.13	0.15	0.05	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.80	2.31	0.13	2.15	0.49	0.73
Total from investment operations	2.94	2.50	0.26	2.30	0.54	0.74
Less distributions:
Dividends from net investment income	(0.15)	(0.20)	(0.13)	(0.12)	(0.04)	—
Distributions from capital gains	(2.08)	—	—	—	—	—
Total distributions	(2.23)	(0.20)	(0.13)	(0.12)	(0.04)	—

Net asset value, end of period	$13.19	$12.48	$10.18	$10.05	$7.87	$7.37

Total return(4)	25.27%	24.84%	2.73%	29.29%	7.31%	11.16%
Net assets, end of period (in thousands)	$18,659	$479	$58	$17	$33	$1
Average net assets for the period (in thousands)	$9,758	$205	$36	$35	$20	$1
Ratio of gross expenses to average net assets(5)	0.90%	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of net expenses to average net assets(5)	0.90%	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of net investment income/(loss) to average net assets(5)	1.09%	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio turnover rate	150%	100%	100%	108%	92%(4)	100%
(1)
Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(2)
Period July 6, 2009 (commencement of Class T Shares) through July 31, 2009.

(3)
Per share amounts are calculated using the average shares outstanding method.

(4)
Not annualized for periods of less than one full year.

(5)
Annualized for periods of less than one full year.

APPENDIX D
GLOSSARY OF INVESTMENT TERMS
This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus/Information Statement.
EQUITY AND DEBT SECURITIES
Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.
Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.
Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.
Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
FUTURES, OPTIONS, AND OTHER DERIVATIVES
Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.
Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.
Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.
OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
Diversification is a classification given to a fund under the 1940 Act. Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.
Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.
Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

STATEMENT OF ADDITIONAL INFORMATION

February 6 , 2015

Relating to the acquisition of the assets of

INTECH U.S. Managed Volatility Fund II

(formerly named INTECH U.S. Growth Fund)

by and in exchange for shares of beneficial interest of

INTECH U.S. Managed Volatility Fund

(formerly named INTECH U.S. Value Fund)

each, a series of Janus Investment Fund

151 Detroit Street

Denver, Colorado 80206-4805

1-800-525-0020

This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the prospectus and information statement (the “Prospectus/Information Statement”) dated February 6, 2015 . The Prospectus/Information Statement is being furnished to shareholders of INTECH U.S. Managed Volatility Fund II, a series of Janus Investment Fund, in connection with the merger of INTECH U.S. Managed Volatility Fund II with and into INTECH U.S. Managed Volatility Fund, a series of Janus Investment Fund, pursuant to which all of the assets and liabilities of INTECH U.S. Managed Volatility Fund II would be transferred to INTECH U.S. Managed Volatility Fund in exchange for shares of beneficial interest of INTECH U.S. Managed Volatility Fund (the “Merger”).

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC (“Janus Capital”) at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus Capital toll-free at 1-800-525-0020.

This SAI consists of: (i) this cover page; (ii) Pro Forma Financial Statements relating to the Merger of INTECH U.S. Managed Volatility Fund II with and into INTECH U.S. Managed Volatility Fund; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

1.	The SAI for INTECH U.S. Managed Volatility Fund II, dated October 28 , 2014 (File No. 002-34393).

2.	The SAI for INTECH U.S. Managed Volatility Fund, dated October 28 , 2014 (File No. 002-34393).

3.	The Financial Statements of INTECH U.S. Managed Volatility Fund II included in the annual report dated June 30, 2014, as filed on August 29, 2014 (File No: 811-01879).

4.	The Financial Statements of INTECH U.S. Managed Volatility Fund included in the annual report dated June 30, 2014, as filed on August 29, 2014 (File No: 811-01879).

As described in the Prospectus/Information Statement, upon the closing of the Merger, each owner of Class A Shares, Class C Shares, Class I Shares, Class S Shares, and Class T Shares of INTECH U.S. Managed Volatility Fund II will become a shareholder of the corresponding class of shares of INTECH U.S. Managed Volatility Fund. Information about INTECH U.S. Managed Volatility Fund is provided in the Prospectus/Information Statement.

1

PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of INTECH U.S. Managed Volatility Fund II will be transferred to INTECH U.S. Managed Volatility Fund (each, a "Fund" and collectively, the "Funds"), in exchange for shares of INTECH U.S. Managed Volatility Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Merger is consummated, as of June 30, 2014. The first table presents Schedules of Investments for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

2

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Common Stock

Aerospace & Defense							4.0%
Alliant Techsystems, Inc.	-	$-	10,300	$1,379,376	10,300	$1,379,376
B/E Aerospace, Inc.*	8,000	739,920	-	-	8,000	739,920
Boeing Co.	9,700	1,234,131	-	-	9,700	1,234,131
Exelis, Inc.	-	-	33,000	560,340	33,000	560,340
General Dynamics Corp.	-	-	3,900	454,545	3,900	454,545
Hexcel Corp.*	5,500	224,950	-	-	5,500	224,950
Honeywell International, Inc.	3,800	353,210	-	-	3,800	353,210
Huntington Ingalls Industries, Inc.	31,400	2,970,126	-	-	31,400	2,970,126
L-3 Communications Holdings, Inc.	-	-	8,300	1,002,225	8,300	1,002,225
Lockheed Martin Corp.	22,000	3,536,060	-	-	22,000	3,536,060
Northrop Grumman Corp.	-	-	8,300	992,929	8,300	992,929
Raytheon Co.	-	-	13,800	1,273,050	13,800	1,273,050
Rockwell Collins, Inc.	7,500	586,050	1,300	101,582	8,800	687,632
Spirit AeroSystems Holdings, Inc. - Class A*	9,200	310,040	5,000	168,500	14,200	478,540
Textron, Inc.	-	-	1,000	38,290	1,000	38,290
TransDigm Group, Inc.	8,100	1,354,806	-	-	8,100	1,354,806
United Technologies Corp.	3,800	438,710	2,900	334,805	6,700	773,515

Air Freight & Logistics							0.2%
United Parcel Service, Inc. - Class B	7,900	811,014	-	-	7,900	811,014

Airlines							2.1%
Alaska Air Group, Inc.	6,500	617,825	1,800	171,090	8,300	788,915
American Airlines Group, Inc.*	50,000	2,148,000	19,100	820,536	69,100	2,968,536
Delta Air Lines, Inc.	32,800	1,270,016	33,500	1,297,120	66,300	2,567,136
Southwest Airlines Co.	27,100	727,906	60,600	1,627,716	87,700	2,355,622
United Continental Holdings, Inc.*	16,800	689,976	-	-	16,800	689,976

Auto Components							1.4%
BorgWarner, Inc.	18,800	1,225,572	-	-	18,800	1,225,572
Delphi Automotive PLC	25,500	1,752,870	-	-	25,500	1,752,870
FNF Group*	10,030	275,424	28,587	784,999	38,617	1,060,423
FNFV Group*	3,343	58,502	9,528	166,741	12,871	225,243
Goodyear Tire & Rubber Co.	31,600	877,848	-	-	31,600	877,848
Lear Corp.	-	-	4,100	366,212	4,100	366,212
Visteon Corp.*	8,300	805,183	-	-	8,300	805,183

3

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Automobiles							0.4%
Harley-Davidson, Inc.	6,500	454,025	-	-	6,500	454,025
Tesla Motors, Inc.*,#	4,300	1,032,258	-	-	4,300	1,032,258
Thor Industries, Inc.	6,300	358,281	-	-	6,300	358,281

Beverages							2.0%
Brown-Forman Corp. - Class B	5,500	517,935	-	-	5,500	517,935
Coca-Cola Co.	37,500	1,588,500	-	-	37,500	1,588,500
Coca-Cola Enterprises, Inc.	21,000	1,003,380	-	-	21,000	1,003,380
Constellation Brands, Inc. - Class A*	29,000	2,555,770	2,800	246,764	31,800	2,802,534
Dr Pepper Snapple Group, Inc.	13,000	761,540	-	-	13,000	761,540
Molson Coors Brewing Co. - Class B	-	-	100	7,416	100	7,416
Monster Beverage Corp.*	17,600	1,250,128	-	-	17,600	1,250,128
PepsiCo, Inc.	11,800	1,054,212	-	-	11,800	1,054,212

Biotechnology							1.0%
Alkermes PLC*	16,400	825,412	-	-	16,400	825,412
Amgen, Inc.	800	94,696	-	-	800	94,696
Biogen Idec, Inc.*	700	220,717	-	-	700	220,717
Gilead Sciences, Inc.*	29,600	2,454,136	-	-	29,600	2,454,136
Incyte Corp., Ltd.*	7,100	400,724	-	-	7,100	400,724
Myriad Genetics, Inc.*,#	7,700	299,684	-	-	7,700	299,684

Building Products							0.5%
Allegion PLC	22,566	1,279,041	2,266	128,437	24,832	1,407,478
Lennox International, Inc.	11,100	994,227	-	-	11,100	994,227

Capital Markets							1.3%
Ameriprise Financial, Inc.	3,300	396,000	10,300	1,236,000	13,600	1,632,000
Ares Capital Corp.	-	-	7,200	128,592	7,200	128,592
BlackRock, Inc.	300	95,880	-	-	300	95,880
Charles Schwab Corp.	8,000	215,440	-	-	8,000	215,440
E*TRADE Financial Corp.*	-	-	18,400	391,184	18,400	391,184
Federated Investors, Inc. - Class B#	4,400	136,048	-	-	4,400	136,048
Lazard, Ltd. - Class A	11,100	572,316	-	-	11,100	572,316
Legg Mason, Inc.#	-	-	10,200	523,362	10,200	523,362
LPL Financial Holdings, Inc.	14,500	721,230	900	44,766	15,400	765,996
Northern Trust Corp.	-	-	600	38,526	600	38,526
Raymond James Financial, Inc.	-	-	8,900	451,497	8,900	451,497
SEI Investments Co.	6,000	196,620	-	-	6,000	196,620
TD Ameritrade Holding Corp.	-	-	9,500	297,825	9,500	297,825
Waddell & Reed Financial, Inc. - Class A	6,200	388,058	-	-	6,200	388,058

4

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Chemicals							3.7%
Albemarle Corp.	1,200	85,800	-	-	1,200	85,800
Ashland, Inc.	-	-	800	86,992	800	86,992
Cabot Corp.	-	-	16,800	974,232	16,800	974,232
Celanese Corp.	6,100	392,108	-	-	6,100	392,108
Cytec Industries, Inc.	-	-	3,300	347,886	3,300	347,886
Dow Chemical Co.	23,900	1,229,894	4,200	216,132	28,100	1,446,026
Eastman Chemical Co.	5,900	515,365	-	-	5,900	515,365
Ecolab, Inc.	22,114	2,462,173	-	-	22,114	2,462,173
EI du Pont de Nemours & Co.	11,200	732,928	-	-	11,200	732,928
FMC Corp.	15,600	1,110,564	-	-	15,600	1,110,564
Huntsman Corp.	-	-	6,400	179,840	6,400	179,840
International Flavors & Fragrances, Inc.	6,600	688,248	-	-	6,600	688,248
LyondellBasell Industries NV - Class A	17,000	1,660,050	-	-	17,000	1,660,050
Monsanto Co.	4,400	548,856	-	-	4,400	548,856
NewMarket Corp.	3,300	1,293,963	-	-	3,300	1,293,963
PPG Industries, Inc.	300	63,045	800	168,120	1,100	231,165
Praxair, Inc.	2,200	292,248	-	-	2,200	292,248
Scotts Miracle-Gro Co. - Class A	20,800	1,182,688	-	-	20,800	1,182,688
Sherwin-Williams Co.	4,000	827,640	-	-	4,000	827,640
Sigma-Aldrich Corp.	7,900	801,692	1,200	121,776	9,100	923,468
Westlake Chemical Corp.	5,200	435,552	1,800	150,768	7,000	586,320
WR Grace & Co.*	4,000	378,120	-	-	4,000	378,120

Commercial Banks							1.8%
Bank of America Corp.	-	-	65,200	1,002,124	65,200	1,002,124
BankUnited, Inc.	-	-	7,300	244,404	7,300	244,404
BB&T Corp.	-	-	23,300	918,719	23,300	918,719
Comerica, Inc.	-	-	5,700	285,912	5,700	285,912
Commerce Bancshares, Inc.	-	-	350	16,275	350	16,275
Cullen/Frost Bankers, Inc.	-	-	4,800	381,216	4,800	381,216
East West Bancorp, Inc.	-	-	1,700	59,483	1,700	59,483
Fifth Third Bancorp	-	-	29,800	636,230	29,800	636,230
First Republic Bank	-	-	5,600	307,944	5,600	307,944
Huntington Bancshares, Inc.	-	-	31,200	297,648	31,200	297,648
KeyCorp	-	-	6,800	97,444	6,800	97,444
M&T Bank Corp.	-	-	1,300	161,265	1,300	161,265
Signature Bank*	1,200	151,416	-	-	1,200	151,416
SunTrust Banks, Inc.	-	-	3,400	136,204	3,400	136,204
SVB Financial Group*	-	-	5,300	618,086	5,300	618,086
TCF Financial Corp.	-	-	800	13,096	800	13,096
U.S. Bancorp	-	-	47,900	2,075,028	47,900	2,075,028
Wells Fargo & Co.	-	-	17,661	928,262	17,661	928,262

5

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Commercial Services & Supplies							0.9%
Cintas Corp.	16,400	1,042,056	1,500	95,310	17,900	1,137,366
Clean Harbors, Inc.*	3,800	244,150	-	-	3,800	244,150
Copart, Inc.*	11,500	413,540	-	-	11,500	413,540
KAR Auction Services, Inc.	-	-	2,600	82,862	2,600	82,862
Pitney Bowes, Inc.	21,200	585,544	5,600	154,672	26,800	740,216
Republic Services, Inc.	-	-	200	7,594	200	7,594
RR Donnelley & Sons Co.	11,200	189,952	-	-	11,200	189,952
Stericycle, Inc.*	3,900	461,838	-	-	3,900	461,838
Waste Connections, Inc.	3,400	165,070	-	-	3,400	165,070
Waste Management, Inc.	8,900	398,097	-	-	8,900	398,097

Communications Equipment							2.1%
Brocade Communications Systems, Inc.	-	-	42,200	388,240	42,200	388,240
F5 Networks, Inc.*	8,000	891,520	-	-	8,000	891,520
Harris Corp.	9,200	696,900	9,900	749,925	19,100	1,446,825
Juniper Networks, Inc.*	52,700	1,293,258	-	-	52,700	1,293,258
Motorola Solutions, Inc.	24,800	1,650,936	1,700	113,169	26,500	1,764,105
Palo Alto Networks, Inc.*	12,900	1,081,665	-	-	12,900	1,081,665
QUALCOMM, Inc.	26,400	2,090,880	-	-	26,400	2,090,880
Riverbed Technology, Inc.*	21,700	447,671	-	-	21,700	447,671

Construction & Engineering							0.8%
AECOM Technology Corp.*	5,100	164,220	-	-	5,100	164,220
Chicago Bridge & Iron Co. NV	23,700	1,616,340	-	-	23,700	1,616,340
Fluor Corp.	3,400	261,460	800	61,520	4,200	322,980
Jacobs Engineering Group, Inc.*	-	-	1,100	58,608	1,100	58,608
Quanta Services, Inc.*	23,100	798,798	18,200	629,356	41,300	1,428,154

Construction Materials							0.3%
Eagle Materials, Inc.	2,900	273,412	-	-	2,900	273,412
Martin Marietta Materials, Inc.#	7,700	1,016,785	-	-	7,700	1,016,785

Consumer Finance							0.8%
American Express Co.	22,900	2,172,523	-	-	22,900	2,172,523
Capital One Financial Corp.	-	-	5,000	413,000	5,000	413,000
Discover Financial Services	-	-	4,300	266,514	4,300	266,514
Navient Corp.	-	-	16,300	288,673	16,300	288,673
SLM Corp.	-	-	30,600	254,286	30,600	254,286

Containers & Packaging							0.9%
AptarGroup, Inc.	2,900	194,329	2,400	160,824	5,300	355,153
Ball Corp.	15,400	965,272	-	-	15,400	965,272
Bemis Co., Inc.	-	-	5,600	227,696	5,600	227,696
Crown Holdings, Inc.*	2,800	139,328	-	-	2,800	139,328
Packaging Corp. of America	27,600	1,973,124	-	-	27,600	1,973,124
Silgan Holdings, Inc.	9,700	492,954	-	-	9,700	492,954
Sonoco Products Co.	-	-	2,900	127,397	2,900	127,397
6

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Distributors							0.1%
Genuine Parts Co.	5,300	465,340	1,200	105,360	6,500	570,700

Diversified Consumer Services							0.2%
Graham Holdings Co. - Class B	-	-	700	502,677	700	502,677
H&R Block, Inc.	4,800	160,896	-	-	4,800	160,896

Diversified Financial Services							1.9%
CBOE Holdings, Inc.	37,700	1,855,217	-	-	37,700	1,855,217
CME Group, Inc.	-	-	500	35,475	500	35,475
IntercontinentalExchange Group, Inc.	7,800	1,473,420	3,657	690,807	11,457	2,164,227
McGraw Hill Financial, Inc.	42,100	3,495,563	10,600	880,118	52,700	4,375,681
MSCI, Inc.*	700	32,095	-	-	700	32,095
NASDAQ OMX Group, Inc.	-	-	7,200	278,064	7,200	278,064

Diversified Telecommunication Services							0.3%
CenturyLink, Inc.	-	-	2,262	81,884	2,262	81,884
Frontier Communications Corp.#	-	-	8,700	50,808	8,700	50,808
Level 3 Communications, Inc.*,#	14,800	649,868	5,900	259,069	20,700	908,937
Verizon Communications, Inc.	2,300	112,539	-	-	2,300	112,539
Windstream Holdings, Inc.#	41,600	414,336	-	-	41,600	414,336

Electric Utilities							1.5%
American Electric Power Co., Inc.	-	-	5,600	312,312	5,600	312,312
Edison International	-	-	11,700	679,887	11,700	679,887
Entergy Corp.	-	-	800	65,672	800	65,672
Exelon Corp.	-	-	9,800	357,504	9,800	357,504
Great Plains Energy, Inc.	-	-	24,800	666,376	24,800	666,376
ITC Holdings Corp.	62,100	2,265,408	-	-	62,100	2,265,408
NextEra Energy, Inc.	-	-	12,100	1,240,008	12,100	1,240,008
Northeast Utilities	-	-	5,661	267,596	5,661	267,596
Pepco Holdings, Inc.	-	-	1,700	46,716	1,700	46,716
PPL Corp.	-	-	10,300	365,959	10,300	365,959
Westar Energy, Inc.	-	-	12,700	485,013	12,700	485,013
Xcel Energy, Inc.	-	-	4,900	157,927	4,900	157,927

Electrical Equipment							0.4%
AMETEK, Inc.	2,100	109,788	-	-	2,100	109,788
Babcock & Wilcox Co.	8,500	275,910	1,400	45,444	9,900	321,354
Eaton Corp. PLC	-	-	1,400	108,052	1,400	108,052
Emerson Electric Co.	7,300	484,428	5,200	345,072	12,500	829,500
Hubbell, Inc. - Class B	1,100	135,465	-	-	1,100	135,465
Rockwell Automation, Inc.	2,700	337,932	-	-	2,700	337,932
7

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Electronic Equipment, Instruments & Components							0.7%
Amphenol Corp. - Class A	2,400	231,216	-	-	2,400	231,216
Arrow Electronics, Inc.*	-	-	6,900	416,829	6,900	416,829
Avnet, Inc.	-	-	7,400	327,894	7,400	327,894
Corning, Inc.	-	-	39,900	875,805	39,900	875,805
FLIR Systems, Inc.	6,900	239,637	7,000	243,110	13,900	482,747
Ingram Micro, Inc. - Class A*	-	-	14,800	432,308	14,800	432,308
Tech Data Corp.*	-	-	3,000	187,560	3,000	187,560
Zebra Technologies Corp. - Class A*	1,500	123,480	500	41,160	2,000	164,640

Energy Equipment & Services							1.8%
Baker Hughes, Inc.	7,600	565,820	1,000	74,450	8,600	640,270
Cameron International Corp.*	18,800	1,272,948	500	33,855	19,300	1,306,803
Dresser-Rand Group, Inc.*	1,700	108,341	-	-	1,700	108,341
Halliburton Co.	14,900	1,058,049	-	-	14,900	1,058,049
Helmerich & Payne, Inc.	-	-	17,000	1,973,870	17,000	1,973,870
Nabors Industries, Ltd.	-	-	16,600	487,542	16,600	487,542
Patterson-UTI Energy, Inc.	-	-	13,300	464,702	13,300	464,702
Schlumberger, Ltd. (U.S. Shares)	9,200	1,085,140	-	-	9,200	1,085,140
Superior Energy Services, Inc.	-	-	6,500	234,910	6,500	234,910
Unit Corp.*	-	-	13,100	901,673	13,100	901,673

Food & Staples Retailing							1.0%
Costco Wholesale Corp.	1,200	138,192	-	-	1,200	138,192
CVS Caremark Corp.	18,900	1,424,493	20,500	1,545,085	39,400	2,969,578
Kroger Co.	7,300	360,839	-	-	7,300	360,839
Safeway, Inc.	9,900	339,966	100	3,434	10,000	343,400
Sysco Corp.	1,700	63,665	-	-	1,700	63,665
Wal-Mart Stores, Inc.	3,900	292,773	-	-	3,900	292,773
Walgreen Co.	4,200	311,346	-	-	4,200	311,346

Food Products							2.0%
Archer-Daniels-Midland Co.	11,700	516,087	14,100	621,951	25,800	1,138,038
General Mills, Inc.	11,400	598,956	-	-	11,400	598,956
Hershey Co.	13,200	1,285,284	-	-	13,200	1,285,284
Hillshire Brands Co.	13,300	828,590	-	-	13,300	828,590
Hormel Foods Corp.	16,800	829,080	-	-	16,800	829,080
JM Smucker Co.	-	-	400	42,628	400	42,628
Kellogg Co.	1,600	105,120	-	-	1,600	105,120
Keurig Green Mountain, Inc.	3,500	436,135	-	-	3,500	436,135
Kraft Foods Group, Inc.	3,600	215,820	-	-	3,600	215,820
McCormick & Co., Inc.	3,000	214,770	-	-	3,000	214,770
Mead Johnson Nutrition Co.	1,000	93,170	-	-	1,000	93,170
Tyson Foods, Inc. - Class A	-	-	60,600	2,274,924	60,600	2,274,924
WhiteWave Foods Co.*	25,300	818,961	-	-	25,300	818,961
8

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Gas Utilities							0.3%
AGL Resources, Inc.	-	-	2,600	143,078	2,600	143,078
Atmos Energy Corp.	-	-	7,500	400,500	7,500	400,500
National Fuel Gas Co.	-	-	1,000	78,300	1,000	78,300
Questar Corp.	8,300	205,840	-	-	8,300	205,840
UGI Corp.	-	-	5,900	297,950	5,900	297,950

Health Care Equipment & Supplies							2.4%
Alere, Inc.*	-	-	5,100	190,842	5,100	190,842
Baxter International, Inc.	6,200	448,260	-	-	6,200	448,260
Becton Dickinson and Co.	9,000	1,064,700	-	-	9,000	1,064,700
Boston Scientific Corp.*	-	-	36,300	463,551	36,300	463,551
CareFusion Corp.*	-	-	6,200	274,970	6,200	274,970
CR Bard, Inc.	5,400	772,254	-	-	5,400	772,254
Edwards Lifesciences Corp.*	8,600	738,224	-	-	8,600	738,224
IDEXX Laboratories, Inc.*	14,500	1,936,765	-	-	14,500	1,936,765
ResMed, Inc.#	4,800	243,024	-	-	4,800	243,024
Sirona Dental Systems, Inc.*	5,400	445,284	-	-	5,400	445,284
St Jude Medical, Inc.	11,000	761,750	6,200	429,350	17,200	1,191,100
Stryker Corp.	7,900	666,128	2,100	177,072	10,000	843,200
Teleflex, Inc.	-	-	5,700	601,920	5,700	601,920
Varian Medical Systems, Inc.*	9,700	806,458	-	-	9,700	806,458
Zimmer Holdings, Inc.	4,000	415,440	4,100	425,826	8,100	841,266

Health Care Providers & Services							3.3%
Aetna, Inc.	12,200	989,176	6,190	501,885	18,390	1,491,061
AmerisourceBergen Corp.	34,000	2,470,440	-	-	34,000	2,470,440
Brookdale Senior Living, Inc.*	10,300	343,402	-	-	10,300	343,402
Cardinal Health, Inc.	-	-	5,000	342,800	5,000	342,800
Catamaran Corp. (U.S. Shares)*	3,100	136,896	-	-	3,100	136,896
Cigna Corp.	5,000	459,850	-	-	5,000	459,850
DaVita HealthCare Partners, Inc.*	2,100	151,872	-	-	2,100	151,872
Express Scripts Holding Co.*	18,735	1,298,898	11,500	797,295	30,235	2,096,193
HCA Holdings, Inc.	9,400	529,972	9,900	558,162	19,300	1,088,134
Henry Schein, Inc.*	6,700	795,089	-	-	6,700	795,089
Humana, Inc.	-	-	2,600	332,072	2,600	332,072
Laboratory Corp. of America Holdings*	3,100	317,440	-	-	3,100	317,440
McKesson Corp.	6,200	1,154,502	-	-	6,200	1,154,502
MEDNAX, Inc.*	18,500	1,075,775	4,800	279,120	23,300	1,354,895
Omnicare, Inc.	-	-	17,100	1,138,347	17,100	1,138,347
Patterson Cos., Inc.	4,000	158,040	-	-	4,000	158,040
UnitedHealth Group, Inc.	-	-	1,300	106,275	1,300	106,275
Universal Health Services, Inc. - Class B	4,800	459,648	-	-	4,800	459,648
WellPoint, Inc.	-	-	5,800	624,138	5,800	624,138

9

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Hotels, Restaurants & Leisure							2.4%
Brinker International, Inc.	22,700	1,104,355	-	-	22,700	1,104,355
Burger King Worldwide, Inc.#	42,800	1,165,016	-	-	42,800	1,165,016
Domino's Pizza, Inc.	13,100	957,479	-	-	13,100	957,479
Dunkin' Brands Group, Inc.	5,700	261,117	-	-	5,700	261,117
Las Vegas Sands Corp.	7,800	594,516	-	-	7,800	594,516
Marriott International, Inc. - Class A	14,000	897,400	8,300	532,030	22,300	1,429,430
McDonald's Corp.	12,800	1,289,472	-	-	12,800	1,289,472
MGM Resorts International*	-	-	29,600	781,440	29,600	781,440
Panera Bread Co. - Class A*	800	119,864	-	-	800	119,864
Royal Caribbean Cruises, Ltd. (U.S. Shares)	-	-	8,800	489,280	8,800	489,280
Six Flags Entertainment Corp.	7,900	336,145	-	-	7,900	336,145
Starwood Hotels & Resorts Worldwide, Inc.	4,100	331,362	-	-	4,100	331,362
Wendy's Co.	-	-	2,200	18,766	2,200	18,766
Wyndham Worldwide Corp.	7,200	545,184	-	-	7,200	545,184
Wynn Resorts, Ltd.	7,200	1,494,432	-	-	7,200	1,494,432

Household Durables							1.2%
Garmin, Ltd.	-	-	4,200	255,780	4,200	255,780
Harman International Industries, Inc.	-	-	3,200	343,776	3,200	343,776
Jarden Corp.*	2,400	142,440	-	-	2,400	142,440
Leggett & Platt, Inc.	-	-	600	20,568	600	20,568
Newell Rubbermaid, Inc.	18,500	573,315	24,900	771,651	43,400	1,344,966
NVR, Inc.*	1,500	1,725,900	200	230,120	1,700	1,956,020
PulteGroup, Inc.	22,900	461,664	-	-	22,900	461,664
Tempur Sealy International, Inc.*	9,400	561,180	-	-	9,400	561,180
Whirlpool Corp.	1,400	194,908	800	111,376	2,200	306,284

Household Products							1.9%
Church & Dwight Co., Inc.	15,800	1,105,210	-	-	15,800	1,105,210
Clorox Co.	15,400#	1,407,560	3,500	319,900	18,900	1,727,460
Colgate-Palmolive Co.	30,400	2,072,672	-	-	30,400	2,072,672
Kimberly-Clark Corp.	24,900	2,769,378	8,300	923,126	33,200	3,692,504

Independent Power and Renewable Electricity Producers							0.2%
Calpine Corp.*	10,900	259,529	100	2,381	11,000	261,910
NRG Energy, Inc.	-	-	22,200	825,840	22,200	825,840

Industrial Conglomerates							0.7%
3M Co.	20,000	2,864,800	800	114,592	20,800	2,979,392
Carlisle Cos., Inc.	1,600	138,592	-	-	1,600	138,592
Roper Industries, Inc.	1,600	233,616	-	-	1,600	233,616

10

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Information Technology Services							6.2%
Accenture PLC - Class A (U.S. Shares)	16,200	1,309,608	-	-	16,200	1,309,608
Alliance Data Systems Corp.*	11,700	3,290,625	-	-	11,700	3,290,625
Amdocs, Ltd. (U.S. Shares)	-	-	14,900	690,317	14,900	690,317
Automatic Data Processing, Inc.	27,900	2,211,912	-	-	27,900	2,211,912
Broadridge Financial Solutions, Inc.	38,900	1,619,796	-	-	38,900	1,619,796
Cognizant Technology Solutions Corp. - Class A*	31,600	1,545,556	-	-	31,600	1,545,556
DST Systems, Inc.	20,100	1,852,617	1,600	147,472	21,700	2,000,089
Fidelity National Information Services, Inc.	6,800	372,232	13,100	717,094	19,900	1,089,326
Fiserv, Inc.*	11,800	711,776	-	-	11,800	711,776
FleetCor Technologies, Inc.*	11,400	1,502,520	-	-	11,400	1,502,520
Gartner, Inc.*	26,600	1,875,832	-	-	26,600	1,875,832
Genpact, Ltd.	23,700	415,461	-	-	23,700	415,461
Global Payments, Inc.	15,200	1,107,320	-	-	15,200	1,107,320
International Business Machines Corp.	19,300	3,498,511	-	-	19,300	3,498,511
Jack Henry & Associates, Inc.	32,900	1,955,247	-	-	32,900	1,955,247
Paychex, Inc.	34,800	1,446,288	2,300	95,588	37,100	1,541,876
Vantiv, Inc. - Class A*	1,400	47,068	-	-	1,400	47,068
VeriFone Systems, Inc.*	-	-	8,100	297,675	8,100	297,675
Visa, Inc. - Class A	7,500	1,580,325	-	-	7,500	1,580,325

Insurance							4.3%
Aflac, Inc.	-	-	13,000	809,250	13,000	809,250
Allied World Assurance Co. Holdings AG	-	-	8,400	319,368	8,400	319,368
Allstate Corp.	-	-	14,400	845,568	14,400	845,568
American Financial Group, Inc.	1,600	95,296	17,300	1,030,388	18,900	1,125,684
Aon PLC	18,400	1,657,656	4,700	423,423	23,100	2,081,079
Arch Capital Group, Ltd.*	-	-	21,800	1,252,192	21,800	1,252,192
Aspen Insurance Holdings, Ltd.	-	-	7,300	331,566	7,300	331,566
Assurant, Inc.	-	-	23,400	1,533,870	23,400	1,533,870
Assured Guaranty, Ltd.	-	-	5,300	129,850	5,300	129,850
Axis Capital Holdings, Ltd.	8,800	389,664	14,200	628,776	23,000	1,018,440
Cincinnati Financial Corp.	-	-	19,400	931,976	19,400	931,976
Endurance Specialty Holdings, Ltd.	-	-	1,700	87,703	1,700	87,703
Everest Re Group, Ltd.	-	-	2,800	449,372	2,800	449,372
Genworth Financial, Inc. - Class A*	-	-	51,600	897,840	51,600	897,840
Hartford Financial Services Group, Inc.	-	-	3,800	136,078	3,800	136,078
HCC Insurance Holdings, Inc.	-	-	14,200	694,948	14,200	694,948
Markel Corp.*	-	-	1,100	721,204	1,100	721,204
Marsh & McLennan Cos., Inc.	35,700	1,849,974	12,600	652,932	48,300	2,502,906
PartnerRe, Ltd.	-	-	100	10,921	100	10,921
Principal Financial Group, Inc.	-	-	500	25,240	500	25,240
Protective Life Corp.	-	-	7,400	513,042	7,400	513,042
Reinsurance Group of America, Inc.	-	-	15,300	1,207,170	15,300	1,207,170
StanCorp Financial Group, Inc.	-	-	10,500	672,000	10,500	672,000
Torchmark Corp.	-	-	11,200	917,504	11,200	917,504
Travelers Cos., Inc.	-	-	1,800	169,326	1,800	169,326
Unum Group	-	-	2,800	97,328	2,800	97,328
Validus Holdings, Ltd.	-	-	900	34,416	900	34,416

11

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Internet & Catalog Retail							0.7%
Amazon.com, Inc.*	200	64,956	-	-	200	64,956
Expedia, Inc.	5,100	401,676	-	-	5,100	401,676
HomeAway, Inc.*	7,800	271,596	-	-	7,800	271,596
Liberty Interactive Corp. - Class A*	9,600	281,856	-	-	9,600	281,856
Liberty Ventures*	1,900	140,220	-	-	1,900	140,220
Netflix, Inc.*	3,000	1,321,800	-	-	3,000	1,321,800
Priceline Group, Inc.*	400	481,200	-	-	400	481,200

Internet Software & Services							2.1%
eBay, Inc.*	5,100	255,306	-	-	5,100	255,306
Equinix, Inc.*	3,900	819,351	-	-	3,900	819,351
Facebook, Inc. - Class A*	30,500	2,052,345	-	-	30,500	2,052,345
Google, Inc. - Class A*	2,800	1,637,076	-	-	2,800	1,637,076
Google, Inc. - Class C*	2,800	1,610,784	-	-	2,800	1,610,784
IAC/InterActiveCorp	17,100	1,183,833	-	-	17,100	1,183,833
Twitter, Inc.*	1,800	73,746	-	-	1,800	73,746
VeriSign, Inc.#	18,600	907,866	-	-	18,600	907,866
Yahoo!, Inc.*	-	-	23,200	815,016	23,200	815,016

Leisure Products							0.3%
Hasbro, Inc.#	18,400	976,120	-	-	18,400	976,120
Polaris Industries, Inc.	1,800	234,432	-	-	1,800	234,432

Life Sciences Tools & Services							1.5%
Agilent Technologies, Inc.	17,400	999,456	2,400	137,856	19,800	1,137,312
Bruker Corp.*	4,700	114,069	-	-	4,700	114,069
Charles River Laboratories International, Inc.*	8,900	476,328	7,100	379,992	16,000	856,320
Covance, Inc.*	2,400	205,392	-	-	2,400	205,392
Illumina, Inc.*,#	15,800	2,820,932	-	-	15,800	2,820,932
PerkinElmer, Inc.	-	-	19,300	904,012	19,300	904,012
Thermo Fisher Scientific, Inc.	-	-	7,900	932,200	7,900	932,200

Machinery							4.1%
Caterpillar, Inc.	5,600	608,552	2,300	249,941	7,900	858,493
Colfax Corp.*	13,200	983,928	-	-	13,200	983,928
Crane Co.	2,800	208,208	-	-	2,800	208,208
Cummins, Inc.	3,500	540,015	200	30,858	3,700	570,873
Deere & Co.	6,700	606,685	-	-	6,700	606,685
Donaldson Co., Inc.	5,100	215,832	100	4,232	5,200	220,064
Dover Corp.	3,300	300,135	3,600	327,420	6,900	627,555
Flowserve Corp.	6,300	468,405	-	-	6,300	468,405
IDEX Corp.	5,900	476,366	-	-	5,900	476,366
Illinois Tool Works, Inc.	10,400	910,624	2,200	192,632	12,600	1,103,256
Ingersoll-Rand PLC	10,700	668,857	4,700	293,797	15,400	962,654

12

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Joy Global, Inc.	-	-	3,400	209,372	3,400	209,372
Lincoln Electric Holdings, Inc.	10,200	712,776	-	-	10,200	712,776
Manitowoc Co., Inc.	63,900	2,099,754	-	-	63,900	2,099,754
Nordson Corp.	1,500	120,285	-	-	1,500	120,285
PACCAR, Inc.	9,000	565,470	4,700	295,301	13,700	860,771
Pall Corp.	7,600	648,964	-	-	7,600	648,964
Pentair PLC	-	-	11,000	793,320	11,000	793,320
Snap-on, Inc.	900	106,668	2,100	248,892	3,000	355,560
Stanley Black & Decker, Inc.	1,800	158,076	-	-	1,800	158,076
Terex Corp.	-	-	15,600	641,160	15,600	641,160
Toro Co.	27,400	1,742,640	-	-	27,400	1,742,640
Trinity Industries, Inc.	-	-	1,800	78,696	1,800	78,696
Valmont Industries, Inc.	1,800	273,510	-	-	1,800	273,510
WABCO Holdings, Inc.*	7,200	769,104	-	-	7,200	769,104
Wabtec Corp.	21,800	1,800,462	-	-	21,800	1,800,462

Marine							0.1%
Kirby Corp.*	2,800	327,992	500	58,570	3,300	386,562

Media							3.8%
CBS Corp. - Class B	900	55,926	4,100	254,774	5,000	310,700
Comcast Corp. - Class A	51,700	2,775,256	18,650	1,001,132	70,350	3,776,388
DIRECTV*	4,600	391,046	-	-	4,600	391,046
DISH Network Corp. - Class A	30,200	1,965,416	-	-	30,200	1,965,416
Interpublic Group of Cos., Inc.	20,400	398,004	2,900	56,579	23,300	454,583
John Wiley & Sons, Inc. - Class A	-	-	13,600	824,024	13,600	824,024
Lamar Advertising Co. - Class A	4,200	222,600	-	-	4,200	222,600
News Corp. - Class A*	11,300	202,722	-	-	11,300	202,722
Omnicom Group, Inc.	20,300	1,445,766	-	-	20,300	1,445,766
Starz - Class A*	16,900	503,451	-	-	16,900	503,451
Time Warner Cable, Inc.	22,200	3,270,060	-	-	22,200	3,270,060
Time Warner, Inc.	-	-	4,500	316,125	4,500	316,125
Time, Inc.*	-	-	700	16,954	700	16,954
Viacom, Inc. - Class B	19,700	1,708,581	-	-	19,700	1,708,581
Walt Disney Co.	19,200	1,646,208	-	-	19,200	1,646,208

Metals & Mining							0.8%
Alcoa, Inc.	-	-	12,300	183,147	12,300	183,147
Allegheny Technologies, Inc.	-	-	2,600	117,260	2,600	117,260
Carpenter Technology Corp.	-	-	6,700	423,775	6,700	423,775
Compass Minerals International, Inc.	1,500	143,610	-	-	1,500	143,610
Nucor Corp.	-	-	300	14,775	300	14,775
Royal Gold, Inc.	12,800	974,336	12,800	974,336	25,600	1,948,672
Southern Copper Corp.	14,600	443,402	-	-	14,600	443,402
United States Steel Corp.#	-	-	19,800	515,592	19,800	515,592

13

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Multi-Utilities							1.7%
Alliant Energy Corp.	-	-	3,400	206,924	3,400	206,924
Ameren Corp.	-	-	9,800	400,624	9,800	400,624
CMS Energy Corp.	-	-	34,900	1,087,135	34,900	1,087,135
DTE Energy Co.	-	-	10,900	848,783	10,900	848,783
Integrys Energy Group, Inc.	-	-	4,000	284,520	4,000	284,520
MDU Resources Group, Inc.	-	-	16,500	579,150	16,500	579,150
NiSource, Inc.	-	-	7,400	291,116	7,400	291,116
PG&E Corp.	-	-	6,300	302,526	6,300	302,526
Public Service Enterprise Group, Inc.	-	-	9,200	375,268	9,200	375,268
SCANA Corp.	-	-	9,200	495,052	9,200	495,052
Sempra Energy	-	-	17,600	1,842,896	17,600	1,842,896
Vectren Corp.	-	-	9,300	395,250	9,300	395,250
Wisconsin Energy Corp.	-	-	10,500	492,660	10,500	492,660

Multiline Retail							0.2%
Big Lots, Inc.	3,900	178,230	-	-	3,900	178,230
Dillard's, Inc. - Class A#	4,300	501,423	-	-	4,300	501,423
Macy's, Inc.	3,700	214,674	2,300	133,446	6,000	348,120

Oil, Gas & Consumable Fuels							5.0%
Anadarko Petroleum Corp.	1,900	207,993	-	-	1,900	207,993
Cabot Oil & Gas Corp.	3,900	133,146	-	-	3,900	133,146
Cheniere Energy, Inc.*	18,300	1,312,110	-	-	18,300	1,312,110
Chesapeake Energy Corp.	-	-	2,900	90,132	2,900	90,132
Chevron Corp.	-	-	500	65,275	500	65,275
Cimarex Energy Co.	-	-	2,700	387,342	2,700	387,342
Cobalt International Energy, Inc.*	6,300	115,605	-	-	6,300	115,605
Concho Resources, Inc.*	8,100	1,170,450	-	-	8,100	1,170,450
ConocoPhillips	-	-	193	16,546	193	16,546
CONSOL Energy, Inc.	-	-	8,200	377,774	8,200	377,774
Continental Resources, Inc.*	3,000	474,120	-	-	3,000	474,120
EOG Resources, Inc.	6,100	712,846	4,600	537,556	10,700	1,250,402
EQT Corp.	19,400	2,073,860	1,500	160,350	20,900	2,234,210
Exxon Mobil Corp.	-	-	24,129	2,429,308	24,129	2,429,308
Gulfport Energy Corp.*	25,100	1,576,280	3,200	200,960	28,300	1,777,240
Hess Corp.	-	-	2,100	207,669	2,100	207,669
Marathon Petroleum Corp.	-	-	2,550	199,078	2,550	199,078
Noble Energy, Inc.	2,100	162,666	-	-	2,100	162,666
ONEOK, Inc.	16,800	1,143,744	2,400	163,392	19,200	1,307,136
Phillips 66	-	-	14,100	1,134,063	14,100	1,134,063
QEP Resources, Inc.	800	27,600	-	-	800	27,600
Range Resources Corp.	10,700	930,365	-	-	10,700	930,365
SandRidge Energy, Inc.*	-	-	1,200	8,580	1,200	8,580
SM Energy Co.	20,900	1,757,690	-	-	20,900	1,757,690

14

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Southwestern Energy Co.*	23,300	1,059,917	-	-	23,300	1,059,917
Spectra Energy Corp.	-	-	12,400	526,752	12,400	526,752
Teekay Corp. (U.S. Shares)	-	-	8,200	510,450	8,200	510,450
Ultra Petroleum Corp. (U.S. Shares)*	-	-	4,000	118,760	4,000	118,760
Valero Energy Corp.	-	-	20,500	1,027,050	20,500	1,027,050
Whiting Petroleum Corp.*	1,700	136,425	800	64,200	2,500	200,625
Williams Cos., Inc.	18,000	1,047,780	-	-	18,000	1,047,780
World Fuel Services Corp.	10,100	497,223	900	44,307	11,000	541,530

Paper & Forest Products							0.1%
Domtar Corp.	-	-	9,600	411,360	9,600	411,360

Pharmaceuticals							4.1%
AbbVie, Inc.	13,400	756,296	-	-	13,400	756,296
Actavis PLC*,#	21,824	4,867,843	-	-	21,824	4,867,843
Allergan, Inc.	6,000	1,015,320	-	-	6,000	1,015,320
Eli Lilly & Co.	12,700	789,559	-	-	12,700	789,559
Endo International PLC*	24,100	1,687,482	-	-	24,100	1,687,482
Forest Laboratories, Inc.*	-	-	10,100	999,900	10,100	999,900
Jazz Pharmaceuticals PLC*	21,000	3,087,210	-	-	21,000	3,087,210
Johnson & Johnson	6,500	680,030	-	-	6,500	680,030
Mallinckrodt PLC*,#	-	-	1,200	96,024	1,200	96,024
Mylan, Inc.*	31,100	1,603,516	-	-	31,100	1,603,516
Perrigo Co. PLC	10,000	1,457,600	-	-	10,000	1,457,600
Pfizer, Inc.	-	-	36,871	1,094,331	36,871	1,094,331
Salix Pharmaceuticals, Ltd.*,#	4,900	604,415	-	-	4,900	604,415

Professional Services							0.7%
Dun & Bradstreet Corp.#	3,400	374,680	-	-	3,400	374,680
Equifax, Inc.	8,900	645,606	-	-	8,900	645,606
Manpowergroup, Inc.	-	-	1,200	101,820	1,200	101,820
Nielsen Holdings NV	23,200	1,123,112	10,500	508,305	33,700	1,631,417
Robert Half International, Inc.	5,500	262,570	-	-	5,500	262,570
Towers Watson & Co. - Class A	-	-	2,300	239,729	2,300	239,729

Real Estate Investment Trusts (REITs)							3.1%
Alexandria Real Estate Equities, Inc.	-	-	2,000	155,280	2,000	155,280
American Campus Communities, Inc.	-	-	1,000	38,240	1,000	38,240
American Tower Corp.	2,300	206,954	-	-	2,300	206,954
Annaly Capital Management, Inc.	-	-	4,300	49,149	4,300	49,149
Apartment Investment & Management Co. - Class A	16,100	519,547	-	-	16,100	519,547
BioMed Realty Trust, Inc.	-	-	1,400	30,562	1,400	30,562
Boston Properties, Inc.	4,600	543,628	2,300	271,814	6,900	815,442
Camden Property Trust	-	-	900	64,035	900	64,035
CommonWealth REIT	-	-	2,000	52,640	2,000	52,640
Corporate Office Properties Trust	-	-	16,300	453,303	16,300	453,303
Corrections Corp. of America	3,100	101,835	-	-	3,100	101,835

15

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Digital Realty Trust, Inc.#	12,600	734,832	-	-	12,600	734,832
Douglas Emmett, Inc.	-	-	5,800	163,676	5,800	163,676
Equity Lifestyle Properties, Inc.	26,300	1,161,408	4,500	198,720	30,800	1,360,128
Equity Residential	-	-	1,600	100,800	1,600	100,800
Extra Space Storage, Inc.	6,700	356,775	-	-	6,700	356,775
Federal Realty Investment Trust	6,700	810,164	300	36,276	7,000	846,440
Gaming and Leisure Properties, Inc.	-	-	17	578	17	578
Host Hotels & Resorts, Inc.	-	-	3,600	79,236	3,600	79,236
Kilroy Realty Corp.	-	-	5,000	311,400	5,000	311,400
Kimco Realty Corp.	-	-	3,000	68,940	3,000	68,940
Macerich Co.	-	-	1,500	100,125	1,500	100,125
MFA Financial, Inc.	-	-	27,600	226,596	27,600	226,596
Mid-America Apartment Communities, Inc.	-	-	1,800	131,490	1,800	131,490
Omega Healthcare Investors, Inc.#	17,100	630,306	-	-	17,100	630,306
Post Properties, Inc.	-	-	3,400	181,764	3,400	181,764
Public Storage	4,400	753,940	1,100	188,485	5,500	942,425
Regency Centers Corp.	8,700	484,416	-	-	8,700	484,416
Senior Housing Properties Trust	3,500	85,015	-	-	3,500	85,015
Simon Property Group, Inc.	4,100	681,748	-	-	4,100	681,748
Spirit Realty Capital, Inc.	36,300	412,368	19,500	221,520	55,800	633,888
Starwood Property Trust, Inc.	-	-	33,800	803,426	33,800	803,426
Tanger Factory Outlet Centers	6,800	237,796	-	-	6,800	237,796
Taubman Centers, Inc.	6,000	454,860	200	15,162	6,200	470,022
Two Harbors Investment Corp.	-	-	51,000	534,480	51,000	534,480
UDR, Inc.	-	-	100	2,863	100	2,863
Ventas, Inc.	5,700	365,370	-	-	5,700	365,370
Vornado Realty Trust	5,700	608,361	1,400	149,422	7,100	757,783
Washington Prime Group, Inc.*	850	15,929	1,111	20,820	1,961	36,749

Real Estate Management & Development							0.5%
CBRE Group, Inc. - Class A*	28,400	909,936	-	-	28,400	909,936
Howard Hughes Corp.*	-	-	4,700	741,801	4,700	741,801
Jones Lang LaSalle, Inc.	-	-	6,200	783,618	6,200	783,618

Road & Rail							1.4%
Avis Budget Group, Inc.*	8,100	483,489	-	-	8,100	483,489
CSX Corp.	13,600	419,016	21,000	647,010	34,600	1,066,026
Hertz Global Holdings, Inc.*	13,200	369,996	-	-	13,200	369,996
JB Hunt Transport Services, Inc.	2,500	184,450	-	-	2,500	184,450
Landstar System, Inc.	6,100	390,400	-	-	6,100	390,400
Norfolk Southern Corp.	6,200	638,786	600	61,818	6,800	700,604
Old Dominion Freight Line, Inc.*	14,800	942,464	-	-	14,800	942,464
Ryder System, Inc.	-	-	7,300	643,057	7,300	643,057
Union Pacific Corp.	17,400	1,735,650	-	-	17,400	1,735,650

16

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Semiconductor & Semiconductor Equipment							2.6%
Advanced Micro Devices, Inc.*,#	85,700	359,083	-	-	85,700	359,083
Analog Devices, Inc.	1,400	75,698	1,200	64,884	2,600	140,582
Applied Materials, Inc.	9,100	205,205	6,900	155,595	16,000	360,800
Avago Technologies, Ltd.	20,500	1,477,435	600	43,242	21,100	1,520,677
Broadcom Corp. - Class A	23,400	868,608	5,000	185,600	28,400	1,054,208
Intel Corp.	45,600	1,409,040	-	-	45,600	1,409,040
KLA-Tencor Corp.	-	-	200	14,528	200	14,528
Linear Technology Corp.	14,100	663,687	-	-	14,100	663,687
Marvell Technology Group, Ltd.	-	-	17,900	256,507	17,900	256,507
Maxim Integrated Products, Inc.	15,200	513,912	-	-	15,200	513,912
Microchip Technology, Inc.#	11,500	561,315	-	-	11,500	561,315
Micron Technology, Inc.*	-	-	26,700	879,765	26,700	879,765
ON Semiconductor Corp.*	52,900	483,506	6,300	57,582	59,200	541,088
Silicon Laboratories, Inc.*	8,900	438,325	-	-	8,900	438,325
Skyworks Solutions, Inc.	27,700	1,300,792	3,400	159,664	31,100	1,460,456
Texas Instruments, Inc.	17,600	841,104	-	-	17,600	841,104
Xilinx, Inc.	11,100	525,141	-	-	11,100	525,141

Software							1.9%
Autodesk, Inc.*	7,400	417,212	-	-	7,400	417,212
Cadence Design Systems, Inc.*	29,800	521,202	-	-	29,800	521,202
Electronic Arts, Inc.*	7,000	251,090	-	-	7,000	251,090
Fortinet, Inc.*	37,300	937,349	-	-	37,300	937,349
Intuit, Inc.	23,200	1,868,296	-	-	23,200	1,868,296
MICROS Systems, Inc.*	-	-	100	6,790	100	6,790
Microsoft Corp.	43,800	1,826,460	-	-	43,800	1,826,460
Oracle Corp.	19,100	774,123	-	-	19,100	774,123
Red Hat, Inc.*	4,300	237,661	-	-	4,300	237,661
Rovi Corp.*	5,200	124,592	1,800	43,128	7,000	167,720
Salesforce.com, Inc.*	6,500	377,520	-	-	6,500	377,520
SolarWinds, Inc.*	12,000	463,920	-	-	12,000	463,920
Solera Holdings, Inc.	4,000	268,600	-	-	4,000	268,600
VMware, Inc. - Class A*	4,200	406,602	-	-	4,200	406,602
Workday, Inc. - Class A*	2,600	233,636	-	-	2,600	233,636

Specialty Retail							2.1%
Aaron's, Inc.	2,400	85,536	400	14,256	2,800	99,792
Advance Auto Parts, Inc.	3,500	472,220	-	-	3,500	472,220
AutoZone, Inc.*	2,600	1,394,224	-	-	2,600	1,394,224
Cabela's, Inc.*	1,500	93,600	-	-	1,500	93,600
Chico's FAS, Inc.	12,400	210,304	-	-	12,400	210,304
Dick's Sporting Goods, Inc.	7,300	339,888	-	-	7,300	339,888
DSW, Inc. - Class A	7,900	220,726	-	-	7,900	220,726
Foot Locker, Inc.	8,500	431,120	7,400	375,328	15,900	806,448
Gap, Inc.	2,700	112,239	-	-	2,700	112,239
GNC Holdings, Inc. - Class A	13,200	450,120	-	-	13,200	450,120
Home Depot, Inc.	23,200	1,878,272	-	-	23,200	1,878,272
Lowe's Cos., Inc.	2,100	100,779	-	-	2,100	100,779
O'Reilly Automotive, Inc.*	8,500	1,280,100	-	-	8,500	1,280,100
Ross Stores, Inc.	4,600	304,198	-	-	4,600	304,198
Signet Jewelers, Ltd.	1,500	165,885	-	-	1,500	165,885
Tiffany & Co.	4,500	451,125	-	-	4,500	451,125
TJX Cos., Inc.	19,200	1,020,480	-	-	19,200	1,020,480
Williams-Sonoma, Inc.	2,100	150,738	-	-	2,100	150,738

Technology Hardware, Storage & Peripherals							1.8%
3D Systems Corp.*	900	53,820	-	-	900	53,820
Apple, Inc.	57,400	5,334,182	-	-	57,400	5,334,182
Diebold, Inc.	-	-	11,900	478,023	11,900	478,023
EMC Corp.	18,600	489,924	-	-	18,600	489,924
Hewlett-Packard Co.	-	-	10,800	363,744	10,800	363,744
Lexmark International, Inc. - Class A	-	-	9,500	457,520	9,500	457,520
SanDisk Corp.	2,100	219,303	-	-	2,100	219,303
Western Digital Corp.	-	-	8,800	812,240	8,800	812,240

17

Combined Fund

Pro Forma Schedules of Investments (unaudited)

As of June 30, 2014

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund		Pro Forma Combined Fund % of Net Assets
	Shares	Value	Shares	Value	Shares	Value
Textiles, Apparel & Luxury Goods							1.0%
Carter's, Inc.	5,400	372,222	-	-	5,400	372,222
Deckers Outdoor Corp.*	4,900	423,017	1,500	129,495	6,400	552,512
Hanesbrands, Inc.	1,900	187,036	-	-	1,900	187,036
Michael Kors Holdings, Ltd.*	9,000	797,850	-	-	9,000	797,850
NIKE, Inc. - Class B	3,600	279,180	-	-	3,600	279,180
Under Armour, Inc. - Class A*	17,200	1,023,228	-	-	17,200	1,023,228
VF Corp.	21,600	1,360,800	-	-	21,600	1,360,800

Thrifts & Mortgage Finance							0.0%
Hudson City Bancorp, Inc.	-	-	14,700	144,501	14,700	144,501
New York Community Bancorp, Inc.#	-	-	3,700	59,126	3,700	59,126

Tobacco							1.5%
Altria Group, Inc.	58,200	2,440,908	-	-	58,200	2,440,908
Lorillard, Inc.	41,900	2,554,643	-	-	41,900	2,554,643
Philip Morris International, Inc.	1,400	118,034	-	-	1,400	118,034
Reynolds American, Inc.	24,400	1,472,540	3,100	187,085	27,500	1,659,625

Trading Companies & Distributors							0.7%
Air Lease Corp.	-	-	4,500	173,610	4,500	173,610
Fastenal Co.	6,500	321,685	-	-	6,500	321,685
GATX Corp.	-	-	3,600	240,984	3,600	240,984
MRC Global, Inc.*	8,000	226,320	4,800	135,792	12,800	362,112
MSC Industrial Direct Co., Inc. - Class A	2,700	258,228	-	-	2,700	258,228
United Rentals, Inc.*	18,800	1,968,924	-	-	18,800	1,968,924

Water Utilities							0.1%
American Water Works Co., Inc.	-	-	3,700	182,965	3,700	182,965
Aqua America, Inc.	4,500	117,990	-	-	4,500	117,990

Wireless Telecommunication Services							0.6%
SBA Communications Corp. - Class A*	22,700	2,322,210	-	-	22,700	2,322,210
T-Mobile U.S., Inc.	-	-	8,600	289,132	8,600	289,132

Total Common Stock (cost $257,734,747, cost $110,465,361, combined cost $368,200,108)		326,415,538		124,313,418		450,728,956	99.5%
Money Market
Janus Cash Liquidity Fund LLC, 0.0737%∞,£ (cost $1,608,052, cost $679,570, combined cost $2,287,622)	1,608,052	1,608,052	679,570	679,570	2,287,622	2,287,622	0.5%

Investment Purchased with Cash Collateral From Securities Lending
Janus Cash Collateral Fund LLC, 0.0689%∞,£ (cost $13,402,841, cost $852,019, combined cost $14,254,860)	13,402,841	13,402,841	852,019	852,019	14,254,860	14,254,860	3.1%
Total Investments (total cost $272,745,640, total cost $111,996,950, combined cost $384,742,590)		341,426,431		125,845,007		467,271,438	103.1%

Liabilities, net of Cash, Receivables and Other Assets		(13,344,030)		(797,932)		(14,141,962)	(3.1)%

Net Assets		$328,082,401		$125,047,075		$453,129,476	100.0%

18

Pro Forma Combined Fund

Summary of Investments by Country - (Long Positions) (unaudited)

	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)		INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)		Pro Forma Combined Fund
Country	Value	% of Investment Securities	Value	% of Investment Securities	Value	% of Investment Securities
United States††	$340,430,672	99.7%	$125,845,007	100.0%	$466,275,679	99.8%
Peru	443,402	0.1%	-	0.0%	443,402	0.1%
India	415,461	0.1%	-	0.0%	415,461	0.1%
Canada	136,896	0.1%	-	0.0%	136,896	0.0%
Total	$341,426,431	100.0%	$125,845,007	100.0%	$467,271,438	100.0%

†† Includes Cash Equivalents of 4.4% for INTECH U.S. Growth Fund, 1.2% for INTECH U.S. Value Fund, and 3.6% for Pro Forma Combined Fund.

19

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

Notes to Pro Forma Schedules of Investments (unaudited)

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

∞	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion of the security is on loan at June 30, 2014.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share Balance at 6/30/13	Purchases	Sales	Share Balance at 6/30/14	Realized Gain/(Loss)	Dividend Income		Value at 6/30/14
INTECH U.S. Growth Fund
Janus Cash Collateral Fund LLC	-	44,602,657	(31,199,816)	13,402,841	$-	$26,832	(1)	$13,402,841
Janus Cash Liquidity Fund LLC	1,107,000	51,429,071	(50,928,019)	1,608,052	-	1,272		1,608,052
Total					$-	$28,104		$15,010,893
INTECH U.S. Value Fund
Janus Cash Collateral Fund LLC	-	8,314,998	(7,462,979)	852,019	$-	$6,072	(1)	$852,019
Janus Cash Liquidity Fund LLC	289,000	19,815,570	(19,425,000)	679,570	-	610		679,570
Total					$-	$6,682		$1,531,589
Pro Forma Combined Fund
Janus Cash Collateral Fund LLC	-	52,917,655	(38,662,795)	14,254,860	$-	$32,904	(1)	$14,254,860
Janus Cash Liquidity Fund LLC	1,396,000	71,244,641	(70,353,019)	2,287,622	-	1,882		2,287,622
Total					$-	$34,786		$16,542,482

(1) Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

20

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Pro Forma Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs
INTECH U.S. Growth Fund
Assets
Investments in Securities:
Common Stock	$326,415,538	$ -	$-
Money Market	-	1,608,052	-
Investment Purchased with Cash Collateral From Securities Lending	-	13,402,841	-
Total Assets	$326,415,538	$15,010,893	$-
INTECH U.S. Value Fund
Assets
Investments in Securities:
Common Stock	$124,313,418	$ -	$-
Money Market	-	679,570	-
Investment Purchased with Cash Collateral From Securities Lending	-	852,019	-
Total Assets	$124,313,418	$ 1,531,589	$-
Pro Forma Combined Fund
Assets
Investments in Securities:
Common Stock	$450,728,956	$ -	$-
Money Market	-	2,287,622	-
Investment Purchased with Cash Collateral From Securities Lending	-	14,254,860	-
Total Assets	$450,728,956	$16,542,482	$-

21

Pro Forma Statements of Assets and Liabilities

As of June 30, 2014 (unaudited)	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)	INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)	Pro Forma Adjustments	Pro Forma Combined Fund
Assets:
Investments at cost	$272,745,640	$111,996,950	-	$384,742,590
Unaffiliated investments at value(1)	$326,415,538	$124,313,418	-	$450,728,956
Affiliated investments at value	15,010,893	1,531,589	-	16,542,482
Cash	5,791	-	-	5,791
Non-interested Trustees’ deferred compensation	6,646	2,534	-	9,180
Receivables:			-
Investments sold	-	63,782	-	63,782
Fund shares sold	135,482	57,497	-	192,979
Dividends	278,874	189,390		468,264
Other assets	446	158	-	604
Total Assets	341,853,670	126,158,368		468,012,038
Liabilities:			-
Due to custodian	-	56,404	-	56,404
Collateral for securities loaned (Note 2)	13,402,841	852,019	-	14,254,860
Payables:			-
Fund shares repurchased	117,874	107,333	-	225,207
Advisory fees	133,058	50,806	-	183,864
Fund administration fees	2,661	1,016	-	3,677
Internal servicing cost	1,097	509	-	1,606
Administrative services fees	14,362	3,745	-	18,107
Distribution fees and shareholder servicing fees	7,085	2,095	-	9,180
Administrative, networking and omnibus fees	19,549	957	-	20,506
Non-interested Trustees’ fees and expenses	2,728	1,005	-	3,733
Non-interested Trustees’ deferred compensation fees	6,646	2,534	-	9,180
Accrued expenses and other payables	63,368	32,870	-	96,238
Total Liabilities	13,771,269	1,111,293		14,882,562
Net Assets	$328,082,401	$125,047,075		$453,129,476
Net Assets Consist of:
Capital (par value and paid-in surplus)	$392,418,803	$93,290,438	-	$485,709,241
Undistributed net investment income/(loss)	902,976	997,203	-	1,900,179
Undistributed net realized gain/(loss) from investment and foreign currency transactions	(133,921,411)	16,910,903	-	(117,010,508)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	68,682,033	13,848,531	-	82,530,564
Total Net Assets	$328,082,401	$125,047,075	-	$453,129,476
Net Assets - Class A Shares	$7,812,177	$1,424,118	-	$9,236,295
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	369,085	108,190	224,545	701,820
Net Asset Value Per Share(2)(3)	$21.17	$13.16	-	$13.16
Maximum Offering Price Per Share(4)	$22.46	$13.96	-	$13.96
Net Assets - Class C Shares	$3,760,540	$860,931	-	$4,621,471
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	184,760	65,778	102,523	353,061
Net Asset Value Per Share(2)(3)	$20.35	$13.09	-	$13.09
Net Assets - Class I Shares	$244,746,641	$104,039,006	-	$348,785,647
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,639,450	7,849,202	6,831,995	26,320,647
Net Asset Value Per Share(2)	$21.03	$13.25	-	$13.25
Net Assets - Class S Shares	$12,211,690	$64,400	-	$12,276,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	579,299	4,853	340,949	925,101
Net Asset Value Per Share(2)	$21.08	$13.27	-	$13.27
Net Assets - Class T Shares	$59,551,353	$18,658,620	-	$78,209,973
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,845,117	1,414,790	1,669,770	5,929,677
Net Asset Value Per Share(2)	$20.93	$13.19	-	$13.19

(1)	Unaffiliated investments at value includes $13,109,246, $830,491, and $13,939,737 of securities loaned for INTECH U.S. Growth Fund, INTECH U.S. Value Fund, and Pro Forma Combined Fund, respectively. See Note 2 in Notes to Pro Forma Financial Statements.
(2)	INTECH U.S. Growth Fund - Class A Shares will be exchanged for INTECH U.S. Value Fund - Class A Shares.

INTECH U.S. Growth Fund - Class C Shares will be exchanged for INTECH U.S. Value Fund - Class C Shares.

INTECH U.S. Growth Fund - Class I Shares will be exchanged for INTECH U.S. Value Fund - Class I Shares.

INTECH U.S. Growth Fund - Class S Shares will be exchanged for INTECH U.S. Value Fund - Class S Shares.

INTECH U.S. Growth Fund - Class T Shares will be exchanged for INTECH U.S. Value Fund - Class T Shares.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Pro Forma Financial Statements.

22

Pro Forma Statements of Operations

For the year ended June 30, 2014 (unaudited)	INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective 12/17/2014)	INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective 12/17/2014)	Pro Forma Adjustments	Pro Forma Combined Fund
Investment Income:
Affiliated securities lending income, net	$ 26,832	$6,072	-	$ 32,904
Dividends	4,228,097	2,078,316	-	6,306,413
Dividends from affiliates	1,272	610	-	1,882
Other income	212	228	-	440
Foreign tax withheld	(2,492)	(2,160)	-	(4,652)
Total Investment Income	4,253,921	2,083,066		6,336,987
Expenses:
Advisory fees	1,484,071	529,291	-	2,013,362
Internal servicing expense - Class A Shares	683	884	-	1,567
Internal servicing expense - Class C Shares	684	99	-	783
Internal servicing expense - Class I Shares	11,793	4,326	-	16,119
Shareholder reports expense	12,494	10,583	-	23,077
Transfer agent fees and expenses	1,498	1,718	-	3,216
Registration fees	78,785	75,996	$ (75,000)	79,781
Custodian fees	3,073	8,014	-	11,087
Professional fees	34,004	37,272	(30,276)	41,000
Non-interested Trustees’ fees and expenses	6,873	3,030	-	9,903
Fund administration fees	26,988	9,623	-	36,611
Administrative services fees - Class S Shares	45,077	156	-	45,233
Administrative services fees - Class T Shares	89,576	24,395	-	113,971
Distribution fees and shareholder servicing fees - Class A Shares	16,654	21,326	-	37,980
Distribution fees and shareholder servicing fees - Class C Shares	35,207	6,002	-	41,209
Distribution fees and shareholder servicing fees - Class S Shares	45,077	156	-	45,233
Administrative, networking and omnibus fees - Class A Shares	8,349	9,515	-	17,864
Administrative, networking and omnibus fees - Class C Shares	109	411	-	520
Administrative, networking and omnibus fees - Class I Shares	92,681	1,330	-	94,011
Other expenses	20,865	11,789	-	32,654
Total Expenses	2,014,541	755,916	(105,276)	2,665,181
Less: Expense and Fee Offset	(40)	(20)	-	(60)
Less: Excess Expense Reimbursement	(822)	(1,812)	-	(2,634)
Net Expenses	2,013,679	754,084	(105,276)	2,662,487
Net Investment Income/(Loss)	2,240,242	1,328,982	105,276	3,674,500
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	55,502,434	23,712,016	-	79,214,450
Total Net Realized Gain/(Loss) on Investments	55,502,434	23,712,016		79,214,450
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,394,612	(1,423,119)	-	9,971,493
Total Change in Unrealized Net Appreciation/Depreciation	11,394,612	(1,423,119)		9,971,493
Net Increase/(Decrease) in Net Assets Resulting from Operations	$69,137,288	$23,617,879	$105,276	$92, 860,443

See Notes to Pro Forma Financial Statements.

23

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

Notes to Pro Forma Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Pro Forma Financial Statements explain the methods used in preparing and presenting this report.

1. Organization and Significant Accounting Policies

INTECH U.S. Growth Fund and INTECH U.S. Value Fund (each individually a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in common stocks and are each classified as diversified, as defined in the 1940 Act.

The accompanying unaudited pro forma financial statements are presented to show the effect of the proposed merger of INTECH U.S. Growth Fund into INTECH U.S. Value Fund. INTECH U.S. Growth Fund investors will receive a number of full and fractional shares of INTECH U.S. Value Fund approximately equivalent in dollar value to their shares held in INTECH U.S. Growth Fund. Specifically, all or substantially all of the assets of INTECH U.S. Growth Fund will be transferred to INTECH U.S. Value Fund solely in exchange for shares of INTECH U.S. Growth Fund with a value approximately equal to the value of INTECH U.S. Growth Fund’s assets net of liabilities, and the assumption by INTECH U.S. Value Fund of all liabilities of INTECH U.S. Growth Fund. Immediately following the transfer, the shares of INTECH U.S. Growth Fund received by INTECH U.S. Value Fund will be distributed pro rata to INTECH U.S. Value Fund shareholders and INTECH U.S. Growth Fund will subsequently be liquidated. The purpose of the merger is based on similarities of the Funds’ investment objectives, strategies and policies, as well as the anticipated expense efficiencies due to the larger asset base of the combined fund after the merger. INTECH U.S. Value Fund will be deemed the performance, legal, and accounting survivor for the merger.

The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at July 1, 2013.The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of the Funds at June 30, 2014 as if the reorganization had occurred on that date. The unaudited pro forma statements of operations reflect the results of operations of the Funds for the twelve month period ended June 30, 2014 as if the reorganization had occurred on July 1, 2013. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. The accompanying pro forma financial statements should be read in conjunction

24

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

with the financial statements of the Funds included in their annual reports dated June 30, 2014.

The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Certain short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign

25

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

The Funds will not pay any fees associated with the Merger. Janus Capital will bear those fees.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

26

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions

The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Funds intend to continue to qualify as a regulated investment company and distribute all of their taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ pro forma financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The tax cost of investments will remain unchanged for the combined fund.

Valuation Inputs Summary

In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

27

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value each Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” on the Notes to Pro Forma Schedules of Investments.

The Funds did not hold a significant amount of Level 3 securities as of June 30, 2014.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments,

28

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty

29

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the “Offsetting Assets and Liabilities” section of this Note for further details.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Pro Forma Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Pro Forma Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Pro Forma Schedules of Investments.

30

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

Offsetting of Financial Assets and Derivative Assets

INTECH U.S. Growth Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$13,109,246	$-	$(13,109,246)	$-

INTECH U.S. Value Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$830,491	$-	$(830,491)	$-

Pro Forma Combined Fund

Counterparty	Gross Amounts of Recognized Assets	Offsetting Asset or Liability(a)	Collateral Pledged(b)	Net Amount
Deutsche Bank AG	$13,939,737	$-	$(13,939,737)	$-

(a) Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Pro Forma Statements of Assets and Liabilities.

(b) Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as

31

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

32

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

The cash collateral invested by Janus Capital is disclosed in the Pro Forma Schedules of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Pro Forma Statements of Operations (if applicable).

3. Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital Management LLC (“Janus Capital”) an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

Fund	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50
Pro Forma Combined Fund	All Asset Levels	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until the dates noted below. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Pro Forma Statements of Operations.

Fund	Expense Limit (%) (until November 1, 2015)	Expense Limit (%) (until November 1, 2014)	Expense Limit (%) (until November 1, 2013)
INTECH U.S. Growth Fund	0.83	0.76	0.90
INTECH U.S. Value Fund	0.79	0.79	0.75
Pro Forma Combined Fund	0.79	0.79	N/A

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of INTECH U.S. Value Fund that would have been issued at June 30, 2014, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of INTECH U.S. Growth Fund, as of June 30, 2014 divided by the net asset value per share of the shares of INTECH U.S. Value Fund as of June 30, 2014.

33

INTECH U.S. Growth Fund (renamed INTECH U.S. Managed Volatility Fund II effective December 17, 2014) and
INTECH U.S. Value Fund (renamed INTECH U.S. Managed Volatility Fund effective December 17, 2014)

The pro forma number of shares outstanding, by class, for the combined fund consists of the following at June 30, 2014:

Class of Shares	Shares of INTECH U.S. Value Fund Pre- Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post- Combination
Class A Shares	108,190	593,630	701,820
Class C Shares	65,778	287,283	353,061
Class I Shares	7,849,202	18,471,445	26,320,647
Class S Shares	4,853	920,248	925,101
Class T Shares	1,414,790	4,514,887	5,929,677

5. New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ pro forma financial statements.

34

                                                                                                                 ▼ October 28, 2014

	Class A Shares Ticker	Class C Shares Ticker	Class S Shares Ticker	Class I Shares Ticker	Class N Shares Ticker	Class T Shares Ticker
Mathematical
INTECH Global Dividend Fund	JGDAX	JGDCX	JGDSX	JGDIX	JGGNX*	JDGTX
INTECH International Fund	JMIAX	JMICX	JMISX	JMIIX	JMRNX*	JRMTX
INTECH U.S. Growth Fund	JDRAX	JCGCX	JCGIX	JRMGX	JGRNX*	JDRTX
INTECH U.S. Value Fund	JRSAX	JRSCX	JRSSX	JRSIX	JRSNX	JRSTX

Janus Investment Fund

Prospectus

*  Not currently offered.

The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus describes four portfolios (each, a “Fund” and collectively, the “Funds”) of Janus Investment Fund (the “Trust”). Janus Capital Management LLC (“Janus Capital” or “Janus”) serves as investment adviser to each Fund. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”) are subadvised by INTECH Investment Management LLC (“INTECH”).

The Funds offer multiple classes of shares in order to meet the needs of various types of investors. Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares (individually and/or collectively, the “Shares”) are offered by this Prospectus.

The Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of Shares. For additional information about these classes of Shares and whether or not you are eligible to purchase these Shares, please refer to the Shareholder’s Guide section of the Prospectus.

Janus Investment Fund

INTECH Global Dividend Fund

INTECH International Fund

INTECH U.S. Growth Fund

INTECH U.S. Value Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated October 28, 2014

to Currently Effective Prospectuses

Summary

The purpose of this Supplement is to provide you with important information regarding changes to your Fund’s investment strategies and corresponding changes to the name of your Fund. This summary is intended to provide you with background on the specific changes that are detailed in the next section. The changes detailed herein do not require any action on your part.

On September 17, 2014, the Board of Trustees (the “Trustees”) of the Funds approved changes to the investment strategies and names of each Fund to reflect a new managed volatility investment strategy. Additionally, the Trustees approved changes to the benchmark index and corresponding investment strategies for each of INTECH U.S. Growth Fund and INTECH U.S. Value Fund to reflect a transition to the Russell 1000® Index. These changes, each of which is discussed in detail in this Supplement, are effective on or about December 17, 2014. Your Fund’s investment objective, as shown below, and investment personnel remain the same under the new managed volatility investment strategy, and these changes will not impact the management fee rate paid by your Fund.

Fund	Investment Objective
INTECH Global Dividend Fund	Seeks long-term growth of capital and income
INTECH International Fund	Seeks long-term growth of capital
INTECH U.S. Growth Fund	Seeks long-term growth of capital
INTECH U.S. Value Fund	Seeks long-term growth of capital

New Managed Volatility Strategy for each Fund

Each Fund is implementing a managed volatility strategy that is an extension of the Fund’s current investment strategy. While both the current strategy and new managed volatility strategy seek to provide excess returns and participate in normal rising markets, the new strategy also seeks to reduce or “manage” portfolio volatility to a level less than each Fund’s named benchmark index. Specifically, the managed volatility strategy seeks, over time, returns above a Fund’s named benchmark index, with absolute volatility lower than the benchmark index, as described below in each Fund’s Principal Investment Strategies. In this context, absolute volatility refers to the variation in the returns of the Fund and the named benchmark index as measured by standard deviation. Over shorter time periods, however, a Fund’s performance under a managed volatility strategy may be less correlated to the performance of the Fund’s named benchmark index than under the current investment strategy. In this regard, a Fund is expected to offer less “beta” or market-like investment exposure, which, in sharply rising markets, can result in the Fund underperforming its named benchmark index and not obtaining the full benefit of the market increase. Conversely, the managed volatility strategy seeks to lessen losses in down markets to a greater extent than under the Fund’s existing investment strategy, so that the Fund does not experience the full impact of a market decrease.

Beginning on or about December 17, 2014, your Fund will begin to transition to the managed volatility strategy which will result in the rebalancing of weightings of existing securities held by your Fund as well as the purchase and sale of securities. This transition is expected to take up to six weeks in an effort to minimize the impact of transaction costs. During this transition period, your Fund may not perform as it otherwise would under either the current investment strategy or the new managed volatility strategy.

New Name for each Fund

To reflect the new managed volatility strategies of the Funds, and the changes to the benchmark indices and corresponding investment strategies for INTECH U.S. Growth Fund and INTECH U.S. Value Fund, each Fund’s name will change as follows:

Current Name	New Name
INTECH Global Dividend Fund	INTECH Global Income Managed Volatility Fund
INTECH International Fund	INTECH International Managed Volatility Fund
INTECH U.S. Growth Fund	INTECH U.S. Managed Volatility Fund II
INTECH U.S. Value Fund	INTECH U.S. Managed Volatility Fund

For INTECH Global Dividend Fund, the name change to include “income” is intended to reflect INTECH Global Dividend Fund’s stated investment objective of seeking long-term growth of capital and income, but does not result in a change to the stated principal investment strategy with respect to investing at least 80% of its net assets in dividend-paying securities.

New Fund Benchmark Index and Corresponding Investment Strategy Change for each of INTECH U.S. Growth Fund and INTECH U.S. Value Fund

In connection with the proposed transition to a managed volatility strategy for each Fund, the benchmark indices for INTECH U.S. Growth Fund and INTECH U.S. Value Fund will change to the Russell 1000® Index. INTECH U.S. Growth Fund and INTECH U.S. Value Fund each pursue their respective investment objective by investing in the universe of securities in the named benchmark index, and as such, these Funds’ principal investment strategies will be revised to reflect investments in securities comprising the Russell 1000® Index. The transition to the Russell 1000® Index is expected to provide shareholders with broader exposure to large cap U.S. equities than the current value- and growth-focused indices, including exposure to both growth and value stock constituents, and the potential benefits from the resulting application of INTECH’s managed volatility investment process across the entire Russell 1000® Index investment universe.

The following compares the current and the new benchmark indices:

Fund	Current Benchmark Index	New Benchmark Index
INTECH U.S. Growth Fund	Russell 1000® Growth Index	Russell 1000® Index
INTECH U.S. Value Fund	Russell 1000® Value Index	Russell 1000® Index

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Growth Index measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The following compares the current and new investment strategies related to the benchmark index changes only:

Fund	Current Investment Strategy	New Investment Strategy
INTECH U.S. Growth Fund	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process.	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach.

INTECH U.S. Value Fund	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process.	The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach.

2

Prospectus Changes

Effective December 17, 2014, the information below replaces in its entirety the corresponding information found in the Prospectus.

1. The following changes apply to the Fund Summary section of the Prospectus for each Fund as noted.

Changes Applicable to INTECH Global Dividend Fund

The following replaces in their entirety the first and second paragraphs found under “Principal Investment Strategies”:

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The Fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The Fund may also invest in foreign equity and debt securities. The Fund seeks to produce returns in excess of the MSCI World High Dividend Yield Index, but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI World High Dividend Yield Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Changes Applicable to INTECH International Fund

The following replaces in their entirety the first and second paragraphs found under “Principal Investment Strategies”:

Principal Investment Strategies

The Fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The Fund may also invest in foreign equity and debt securities. The Fund seeks to produce returns in excess of the MSCI EAFE® Index, but with lower absolute volatility than the benchmark index. The Fund seeks to

3

generate such excess returns with absolute volatility that can range from approximately 0% to 45% lower than the MSCI EAFE® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Changes Applicable to INTECH U.S. Growth Fund

The following replaces in their entirety the first and second paragraphs found under “Principal Investment Strategies”:

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

4

The following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

The following replaces in its entirety the corresponding information found in the Performance Information section under “Average Annual Total Returns”:

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (1/2/03)
Class S Shares
Return Before Taxes	33.82%	19.62%	7.10%	8.62%
Return After Taxes on Distributions	33.72%	19.49%	6.68%	8.17%
Return After Taxes on Distributions and Sale of Fund Shares	19.22%	16.05%	5.68%	7.00%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class A Shares
Return Before Taxes(1)	26.32%	18.44%	6.69%	8.24%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class C Shares
Return Before Taxes(2)	32.13%	18.86%	6.48%	8.00%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class I Shares
Return Before Taxes	34.44%	20.18%	7.10%	8.62%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)

5

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (1/2/03)
Class N Shares
Return Before Taxes	33.82%	19.62%	7.10%	8.62%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class T Shares
Return Before Taxes	34.14%	19.62%	7.10%	8.62%
Russell 1000® Index	33.11%	18.59%	7.78%	9.31%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.

Changes Applicable to INTECH U.S. Value Fund

The following replaces in their entirety the first and second paragraphs found under “Principal Investment Strategies”:

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Index, utilizing INTECH’s mathematical investment process, applying a managed volatility approach. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The Fund seeks to produce returns in excess of the Russell 1000® Index, but with lower absolute volatility than the benchmark index. The Fund seeks to generate such excess returns with absolute volatility that can range from approximately 0% to 40% lower than the Russell 1000® Index. In this context, absolute volatility refers to the variation in the returns of the Fund and the benchmark index as measured by standard deviation. This range is expected to be closer to 0% in less volatile markets and will increase as market conditions become more volatile.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of stocks within the named benchmark index. The goal of this process is to combine stocks that individually have higher relative volatility, lower absolute volatility, and lower correlations with each other in an effort to reduce the Fund’s absolute volatility, while still generating returns that exceed the named benchmark index over a full market cycle (a time period representing a significant market decline and recovery). Although the Fund may underperform its named benchmark index in sharply rising markets, this strategy seeks to participate in normal rising markets and lessen losses in down markets. In applying this strategy, INTECH establishes target proportions of its holdings from stocks within the named benchmark index using an optimization process designed to determine the most effective weightings of each stock in the Fund. Once INTECH determines such proportions and the Fund’s investments are selected, the Fund is periodically rebalanced to the set target proportions and re-optimized. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The following replaces in its entirety the corresponding paragraph found under “Principal Investment Risks”:

Investment Process Risk. The focus on managed volatility may keep the Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. As INTECH’s mathematical investment process has evolved, it has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working

6

appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

The following replaces in its entirety the corresponding information found in the Performance Information section under “Average Annual Total Returns”:

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	35.85%	16.95%	6.89%
Return After Taxes on Distributions	29.90%	15.66%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	23.38%	13.58%	5.36%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class A Shares
Return Before Taxes(1)	27.59%	15.27%	5.83%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class C Shares
Return Before Taxes(2)	33.40%	15.79%	5.83%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class S Shares
Return Before Taxes	35.57%	16.47%	6.43%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class N Shares
Return Before Taxes	35.85%	16.95%	6.89%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)

7

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/30/05)
Class T Shares
Return Before Taxes	35.49%	16.64%	6.50%
Russell 1000® Index	33.11%	18.59%	7.53%
(reflects no deduction for expenses, fees, or taxes)
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.

2. The following changes apply to the remainder of the Prospectus.

The following replaces in its entirety the corresponding information found under “Additional Investment Strategies and General Portfolio Policies”:

Investment Process

INTECH applies a mathematical investment process to construct an investment portfolio for each INTECH Fund. INTECH developed the formulas underlying this mathematical investment process. This process seeks, over time, to generate a return in excess of each Fund’s named benchmark index over the long term, while controlling the variability of each Fund’s returns. The mathematical investment process involves:

•	selecting stocks primarily from stocks within a Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of a Fund’s holdings.

INTECH seeks, over time, to outperform each Fund’s named benchmark index through its mathematical investment process. By applying a managed volatility approach, INTECH’s process also seeks to identify stocks for each Fund in a manner that reduces the overall portfolio volatility below that of the named benchmark index. INTECH has designed certain controls to minimize the absolute risk of a Fund. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. Each Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

The following replaces in its entirety the corresponding information found in the “Additional Investment Strategies and General Portfolio Policies” section under “Risks of the Funds”:

Investment Process Risk. The focus on managed volatility may keep a Fund from achieving excess returns over the named benchmark index. In this regard, INTECH’s managed volatility strategy may underperform the Fund’s named benchmark index during certain periods of up markets, and in particular, most likely will underperform the benchmark index in sharply rising markets, and may not achieve the desired level of protection in down markets. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of assessing stocks will not result in the expected volatility or correlation characteristics. In either case, a Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. As a result of INTECH’s investment process, a Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility, primarily because of the potential diversification gains due to the lower correlations of their performance to that of the larger capitalization members of the named benchmark index. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index returns, the performance of a Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended

8

results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

INTECH has designed certain controls to minimize the absolute risk of a Fund. For example, to help ensure that risk and trade costs are minimized, among other factors, INTECH employs a screening process to identify stocks that trade at a higher cost as well as constraints on stock weights in a Fund’s optimization. The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Funds.

Effective on or about December 17, 2014, all references to INTECH Global Dividend Fund are replaced with INTECH Global Income Managed Volatility Fund, all references to INTECH International Fund are replaced with INTECH International Managed Volatility Fund, all references to INTECH U.S. Growth Fund are replaced with INTECH U.S. Managed Volatility Fund II, and all references to INTECH U.S. Value Fund are replaced with INTECH U.S. Managed Volatility Fund.

Please retain this Supplement with your records.

9

1 | Janus Investment Fund

Fund summary

INTECH Global Dividend Fund

Ticker:	JGDAX	Class A Shares	JGDSX	Class S Shares	JGGNX	Class N Shares
	JGDCX	Class C Shares	JGDIX	Class I Shares	JDGTX	Class T Shares

INVESTMENT OBJECTIVE

INTECH Global Dividend Fund seeks long-term growth of capital and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 47 of the Fund’s Prospectus and in the “Purchases” section of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	1.16%	1.15%	1.33%	1.12%	1.10%	1.28%
Total Annual Fund Operating Expenses(2)	1.96%	2.70%	2.13%	1.67%	1.65%	1.83%
Fee Waiver(2)	1.13%	1.11%	1.11%	1.14%	1.14%	1.07%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.83%	1.59%	1.02%	0.53%	0.51%	0.76%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.
(2)	Janus Capital has contractually agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that the Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees – applicable to Class A Shares, Class C Shares, and Class S Shares; administrative services fees payable pursuant to the Transfer Agency Agreement; brokerage commissions; interest; dividends; taxes; acquired fund fees and expenses; and extraordinary expenses) exceed 0.50% until at least November 1, 2015. The contractual waiver may be terminated or modified prior to this date only at the discretion of the Board of Trustees. For a period beginning with the Fund’s commencement of operations (December 15, 2011) and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

EXAMPLE:

The following Example is based on expenses without waivers. The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your

2 | INTECH Global Dividend Fund

investment has a 5% return each year and that the Fund’s operating expenses without waivers or recoupments (if applicable) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$763	$1,155	$1,571	$2,729
Class C Shares	$373	$838	$1,430	$3,032
Class S Shares	$216	$667	$1,144	$2,462
Class I Shares	$170	$526	$907	$1,976
Class N Shares	$168	$520	$897	$1,955
Class T Shares	$186	$576	$990	$2,148

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$763	$1,155	$1,571	$2,729
Class C Shares	$273	$838	$1,430	$3,032
Class S Shares	$216	$667	$1,144	$2,462
Class I Shares	$170	$526	$907	$1,976
Class N Shares	$168	$520	$897	$1,955
Class T Shares	$186	$576	$990	$2,148

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in dividend-paying securities. The Fund invests primarily in common stocks from the universe of the MSCI World High Dividend Yield Index, utilizing INTECH’s mathematical investment process. The MSCI World High Dividend Yield Index is designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The Fund may also invest in foreign equity and debt securities.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its named benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the named benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and periodically rebalancing the portfolio to maintain potentially more efficient weightings, INTECH’s mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its named benchmark index with risks similar to that of the benchmark index. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular

3 | INTECH Global Dividend Fund

country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. To the extent the Fund invests in foreign debt securities, such investments are sensitive to changes in interest rates. Additionally, investments in securities of foreign governments involve the risk that a foreign government may not be willing or able to pay interest or repay principal when due.

Dividend Risk. Companies that issue dividend-yielding securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. There is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. In INTECH’s history, which spans more than 25 years, INTECH’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares of the Fund commenced operations with the Fund’s inception.

•	The performance shown for Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares is calculated using the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.

4 | INTECH Global Dividend Fund

 The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class I Shares (calendar year-end)
2012	2013
12.35%	20.88%
Best Quarter: First Quarter 2013 7.40% Worst Quarter: Second Quarter 2012 −2.66%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2014 was 0.92%.

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	Since Inception (12/15/11)
Class I Shares
Return Before Taxes	20.88%	17.91%
Return After Taxes on Distributions	18.12%	16.20%
Return After Taxes on Distributions and Sale of Fund Shares	13.46%	13.74%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class A Shares
Return Before Taxes(1)	13.65%	14.25%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class C Shares
Return Before Taxes(2)	18.68%	16.73%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

5 | INTECH Global Dividend Fund

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	Since Inception (12/15/11)
Class S Shares
Return Before Taxes	20.66%	17.49%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class N Shares
Return Before Taxes	19.60%	16.65%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class T Shares
Return Before Taxes	20.65%	17.64%
MSCI World Indexsm	26.68%	22.70%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
MSCI World High Dividend Yield Index	21.91%	18.75%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.

The MSCI World High Dividend Yield Index is an index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World Indexsm. The index includes large- and mid-capitalization stocks from developed markets across the Americas, Asia-Pacific, and Europe. The index includes reinvestment of dividends, net of foreign withholding taxes.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

6 | INTECH Global Dividend Fund

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with Janus)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class N Shares
No minimum investment requirements imposed by the Fund	None

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

7 | INTECH Global Dividend Fund

Fund summary

INTECH International Fund

Ticker:	JMIAX	Class A Shares	JMISX	Class S Shares	JMRNX	Class N Shares
	JMICX	Class C Shares	JMIIX	Class I Shares	JRMTX	Class T Shares

INVESTMENT OBJECTIVE

INTECH International Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 47 of the Fund’s Prospectus and in the “Purchases” section of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.41%	0.38%	0.53%	0.26%	0.26%	0.57%
Total Annual Fund Operating Expenses	1.21%	1.93%	1.33%	0.81%	0.81%	1.12%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class C Shares	$296	$606	$1,042	$2,254
Class S Shares	$135	$421	$729	$1,601
Class I Shares	$83	$259	$450	$1,002
Class N Shares	$83	$259	$450	$1,002
Class T Shares	$114	$356	$617	$1,363

8 | INTECH International Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$691	$937	$1,202	$1,957
Class C Shares	$196	$606	$1,042	$2,254
Class S Shares	$135	$421	$729	$1,601
Class I Shares	$83	$259	$450	$1,002
Class N Shares	$83	$259	$450	$1,002
Class T Shares	$114	$356	$617	$1,363

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in common stocks from the universe of the MSCI EAFE® (Europe, Australasia, Far East) Index, utilizing INTECH’s mathematical investment process. The MSCI EAFE® Index is an MSCI index that is designed to measure the performance of the developed markets of Europe, Australasia, and the Far East. The Fund may also invest in foreign equity and debt securities.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its named benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the named benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and periodically rebalancing the portfolio to maintain potentially more efficient weightings, INTECH’s mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its named benchmark index with risks similar to that of the benchmark index. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Foreign Exposure Risk. The Fund normally has significant exposure to foreign markets as a result of its investments in foreign securities, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for the Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, a market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

9 | INTECH International Fund

Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. There is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. In INTECH’s history, which spans more than 25 years, INTECH’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed International Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

•	The performance shown for Class N Shares reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.

The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance

10 | INTECH International Fund

reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class I Shares (calendar year-end)
2008	2009	2010	2011	2012	2013
−41.75%	25.53%	9.76%	−13.48%	17.03%	26.44%
Best Quarter: Second Quarter 2009 22.50% Worst Quarter: Third Quarter 2008 −20.70%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2014 was −2.93%.

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (5/2/07)
Class I Shares
Return Before Taxes	26.44%	12.02%	1.04%
Return After Taxes on Distributions	25.41%	11.70%	0.76%
Return After Taxes on Distributions and Sale of Fund Shares(1)	15.37%	9.73%	0.93%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class A Shares
Return Before Taxes(2)	18.80%	10.66%	0.05%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class C Shares
Return Before Taxes(3)	26.62%	12.15%	0.88%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class S Shares
Return Before Taxes	26.47%	12.00%	0.90%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)
Class N Shares
Return Before Taxes	26.44%	12.02%	1.04%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

11 | INTECH International Fund

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (5/2/07)
Class T Shares
Return Before Taxes	26.10%	11.48%	−0.16%
MSCI EAFE® Index	22.78%	12.44%	0.59%
(reflects no deduction for expenses, fees, or taxes, except foreign withholding taxes)

(1)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.
(2)	Calculated assuming maximum permitted sales loads.
(3)	The one year return is calculated to include the contingent deferred sales charge.

After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

12 | INTECH International Fund

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with Janus)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class N Shares
No minimum investment requirements imposed by the Fund	None

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

13 | INTECH International Fund

Fund summary

INTECH U.S. Growth Fund

Ticker:	JDRAX	Class A Shares	JCGIX	Class S Shares	JGRNX	Class N Shares
	JCGCX	Class C Shares	JRMGX	Class I Shares	JDRTX	Class T Shares

INVESTMENT OBJECTIVE

INTECH U.S. Growth Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 47 of the Fund’s Prospectus and in the “Purchases” section of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.20%	0.09%	0.31%	0.11%	0.07%	0.31%
Total Annual Fund Operating Expenses	0.95%	1.59%	1.06%	0.61%	0.57%	0.81%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$860	$1,070	$1,674
Class C Shares	$262	$502	$866	$1,889
Class S Shares	$108	$337	$585	$1,294
Class I Shares	$62	$195	$340	$762
Class N Shares	$58	$183	$318	$714
Class T Shares	$83	$259	$450	$1,002

14 | INTECH U.S. Growth Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$666	$860	$1,070	$1,674
Class C Shares	$162	$502	$866	$1,889
Class S Shares	$108	$337	$585	$1,294
Class I Shares	$62	$195	$340	$762
Class N Shares	$58	$183	$318	$714
Class T Shares	$83	$259	$450	$1,002

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Growth Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its named benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the named benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and periodically rebalancing the portfolio to maintain potentially more efficient weightings, INTECH’s mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its named benchmark index with risks similar to that of the benchmark index. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. There is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will

15 | INTECH U.S. Growth Fund

not result in selecting stocks with continuing volatility or the expected correlation. In INTECH’s history, which spans more than 25 years, INTECH’s mathematical investment process has experienced periods of both underperformance and outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class S Shares, Class A Shares, Class C Shares, and Class I Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Growth Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009.

•	The performance shown for Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class S Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class A Shares reflects the performance of the JAD predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class A Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class C Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class C Shares prior to the reorganization, calculated using the fees and expenses of the JAD predecessor fund’s Class C Shares, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class I Shares reflects the performance of the JAD predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to November 28, 2005 reflects the historical performance of the JAD predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

•	The performance shown for Class N Shares reflects the historical performance of the Fund’s Class S Shares, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during the periods shown, the performance may have been different.

16 | INTECH U.S. Growth Fund

If Class A Shares, Class I Shares, and Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown for each respective share class may have been different. The performance shown for periods following the Fund’s commencement of Class S Shares, Class A Shares, Class C Shares, Class I Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class S Shares (calendar year-end)
2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
12.34%	6.90%	6.90%	10.30%	−42.71%	32.84%	17.50%	1.73%	15.24%	33.82%
Best Quarter: Second Quarter 2009 15.04% Worst Quarter: Fourth Quarter 2008 −25.11%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2014 was 5.68%.

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (1/2/03)
Class S Shares
Return Before Taxes	33.82%	19.62%	7.10%	8.62%
Return After Taxes on Distributions	33.72%	19.49%	6.68%	8.17%
Return After Taxes on Distributions and Sale of Fund Shares	19.22%	16.05%	5.68%	7.00%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class A Shares
Return Before Taxes(1)	26.32%	18.44%	6.69%	8.24%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class C Shares
Return Before Taxes(2)	32.13%	18.86%	6.48%	8.00%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)

17 | INTECH U.S. Growth Fund

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	10 Years	Since Inception of Predecessor Fund (1/2/03)
Class I Shares
Return Before Taxes	34.44%	20.18%	7.10%	8.62%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class N Shares
Return Before Taxes	33.82%	19.62%	7.10%	8.62%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)
Class T Shares
Return Before Taxes	34.14%	19.62%	7.10%	8.62%
Russell 1000® Growth Index	33.48%	20.39%	7.83%	9.33%
(reflects no deduction for expenses, fees, or taxes)

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.

After-tax returns are calculated using distributions for the Fund’s Class S Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class S Shares (formerly named Class I Shares) for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class S Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class S Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

18 | INTECH U.S. Growth Fund

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with Janus)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class N Shares
No minimum investment requirements imposed by the Fund	None

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

19 | INTECH U.S. Growth Fund

Fund summary

INTECH U.S. Value Fund

Ticker:	JRSAX	Class A Shares	JRSSX	Class S Shares	JRSNX	Class N Shares
	JRSCX	Class C Shares	JRSIX	Class I Shares	JRSTX	Class T Shares

INVESTMENT OBJECTIVE

INTECH U.S. Value Fund seeks long-term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. Each share class has different expenses, but represents an investment in the same Fund. For Class A Shares, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Janus mutual funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in the “Purchases” section on page 47 of the Fund’s Prospectus and in the “Purchases” section of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	1.00%	None	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class C	Class S	Class I	Class N	Class T
Management Fees	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%
Distribution/Service (12b-1) Fees	0.25%	1.00%	0.25%	None	None	None
Other Expenses(1)	0.28%	0.24%	0.48%	0.16%	0.16%	0.40%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.04%	1.75%	1.24%	0.67%	0.67%	0.91%

(1)	Other Expenses for Class N Shares are based on the estimated annualized expenses that the Shares expect to incur.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If Shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class C Shares	$278	$551	$949	$2,062
Class S Shares	$126	$393	$681	$1,500
Class I Shares	$68	$214	$373	$835
Class N Shares	$68	$214	$373	$835
Class T Shares	$93	$290	$504	$1,120

20 | INTECH U.S. Value Fund

If Shares are not redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$675	$887	$1,116	$1,773
Class C Shares	$178	$551	$949	$2,062
Class S Shares	$126	$393	$681	$1,500
Class I Shares	$68	$214	$373	$835
Class N Shares	$68	$214	$373	$835
Class T Shares	$93	$290	$504	$1,120

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. common stocks from the universe of the Russell 1000® Value Index, utilizing INTECH’s mathematical investment process. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its named benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the named benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and periodically rebalancing the portfolio to maintain potentially more efficient weightings, INTECH’s mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its named benchmark index with risks similar to that of the benchmark index. The rebalancing techniques used by INTECH may result in a higher portfolio turnover rate compared to a “buy and hold” fund strategy.

The Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination.

PRINCIPAL INVESTMENT RISKS

The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

Value Investing Risk. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “value” stocks may perform differently than other types of stocks and from the market as a whole, and can continue to be undervalued by the market for long periods of time.

Market Risk. The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.

Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. There is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. In INTECH’s history, which spans more than 25 years, INTECH’s mathematical investment process has experienced periods of both underperformance and

21 | INTECH U.S. Value Fund

outperformance relative to an identified benchmark index. Even when the proprietary mathematical investment process is working appropriately, INTECH expects that there will be periods of underperformance relative to the benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact the Fund’s performance.

Real Estate Securities Risk. The Fund’s performance may be affected by the risks associated with investments in real estate-related companies. The value of real estate-related companies’ securities is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the company. Investments in real estate investment trusts (“REITs”) involve the same risks as other real estate investments. In addition, a REIT could fail to qualify for tax-free pass-through of its income under the Internal Revenue Code or fail to maintain its exemption from registration under the Investment Company Act of 1940, as amended, which could produce adverse economic consequences for the REIT and its investors, including the Fund.

Portfolio Turnover Risk. Increased portfolio turnover may result in higher costs, which may have a negative effect on the Fund’s performance. In addition, higher portfolio turnover may result in the acceleration of capital gains and the recognition of greater levels of short-term capital gains, which are taxed at ordinary federal income tax rates when distributed to shareholders.

Securities Lending Risk. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class I Shares, Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009, after the reorganization of each corresponding class of shares of Janus Adviser INTECH Risk-Managed Value Fund (“JAD predecessor fund”) into each respective share class of the Fund. Class T Shares of the Fund commenced operations on July 6, 2009. Class N Shares of the Fund commenced operations on October 28, 2014.

•	The performance shown for Class I Shares, Class A Shares, Class C Shares, and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares, Class A Shares, Class C Shares, and Class S Shares prior to the reorganization, calculated using the fees and expenses of each respective share class of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers.
•	The performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers. If Class T Shares of the Fund had been available during periods prior to July 6, 2009, the performance shown may have been different.

•	The performance shown for Class N Shares reflects the performance of the Fund’s Class I Shares from July 6, 2009 to December 31, 2013, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers. The performance shown for Class N Shares for periods prior to July 6, 2009, reflects the historical performance of the JAD predecessor fund’s Class I Shares prior to the reorganization, calculated using the fees and expenses of Class I Shares of the JAD predecessor fund, net of any applicable fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to December 31, 2013, the performance shown may have been different.

The performance shown for periods following the Fund’s commencement of Class I Shares, Class A Shares, Class C Shares, Class S Shares, and Class T Shares reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers.

22 | INTECH U.S. Value Fund

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Class A Shares or Class C Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund’s performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or by calling 1-877-335-2687.

Annual Total Returns for Class I Shares (calendar year-end)
2006	2007	2008	2009	2010	2011	2012	2013
17.72%	1.47%	−34.79%	17.99%	15.41%	2.28%	15.64%	35.85%
Best Quarter: Third Quarter 2009 17.79% Worst Quarter: Fourth Quarter 2008 −21.39%

The Fund’s year-to-date return as of the calendar quarter ended September 30, 2014 was 4.70%.

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/30/05)
Class I Shares
Return Before Taxes	35.85%	16.95%	6.89%
Return After Taxes on Distributions	29.90%	15.66%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	23.38%	13.58%	5.36%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class A Shares
Return Before Taxes(1)	27.59%	15.27%	5.83%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class C Shares
Return Before Taxes(2)	33.40%	15.79%	5.83%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class S Shares
Return Before Taxes	35.57%	16.47%	6.43%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)

23 | INTECH U.S. Value Fund

Average Annual Total Returns (periods ended 12/31/13)
	1 Year	5 Years	Since Inception of Predecessor Fund (12/30/05)
Class N Shares
Return Before Taxes	35.85%	16.95%	6.89%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)
Class T Shares
Return Before Taxes	35.49%	16.64%	6.50%
Russell 1000® Value Index	32.53%	16.67%	6.58%
(reflects no deduction for expenses, fees, or taxes)

(1)	Calculated assuming maximum permitted sales loads.
(2)	The one year return is calculated to include the contingent deferred sales charge.

After-tax returns are calculated using distributions for the Fund’s Class I Shares for periods following July 6, 2009; and for the JAD predecessor fund’s Class I Shares for periods prior to July 6, 2009. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class I Shares of the Fund. After-tax returns for the other classes of Shares will vary from those shown for Class I Shares due to varying sales charges (as applicable), fees, and expenses among the classes.

MANAGEMENT

Investment Adviser: Janus Capital Management LLC

Investment Subadviser: INTECH Investment Management LLC

Portfolio Management: A team of investment professionals consisting of Adrian Banner, Ph.D. (Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012), Vassilios Papathanakos, Ph.D. (Deputy Chief Investment Officer since November 2012), Joseph W. Runnels, CFA (Vice President of Portfolio Management since March 2003), and Phillip Whitman, Ph.D. (Director of Research since November 2012) works together to implement the mathematical investment process. No one person of the Fund’s investment team is primarily responsible for implementing the investment strategies of the Fund.

PURCHASE AND SALE OF FUND SHARES

Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, and Class T Shares
Non-retirement accounts	$2,500
Certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class I Shares
Institutional investors (investing directly with Janus)	$1,000,000
Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500
Class N Shares
No minimum investment requirements imposed by the Fund	None

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.
**	The maximum purchase in Class C Shares is $500,000 for any single purchase.

24 | INTECH U.S. Value Fund

Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly by certain institutional investors. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in the Prospectus.

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Class A Shares, Class C Shares, Class S Shares, Class I Shares, or Class T Shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

25 | INTECH U.S. Value Fund

Additional information about the Funds

FEES AND EXPENSES

Please refer to the following important information when reviewing the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. The fees and expenses shown were determined based on net assets as of the fiscal year ended June 30, 2014.

•	“Shareholder Fees” are fees paid directly from your investment and may include sales loads.

•	“Annual Fund Operating Expenses” are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping, subaccounting, and other shareholder services. You do not pay these fees directly but, as the Example in each Fund Summary shows, these costs are borne indirectly by all shareholders.

•	The “Management Fee” is the investment advisory fee rate paid by each Fund to Janus Capital. Refer to “Management Expenses” in this Prospectus for additional information with further description in the Statement of Additional Information (“SAI”).

•	“Distribution/Service (12b-1) Fees.” Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution/Service (12b-1) Fees include a shareholder servicing fee of up to 0.25% for Class C Shares.

•	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the Example in each Fund Summary.

•	A contingent deferred sales charge of 1.00% generally applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide.

•	“Other Expenses”

○	for Class A Shares, Class C Shares, and Class I Shares, may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds.
○	for Class S Shares and Class T Shares, include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”), the Funds’ transfer agent, for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
○	for all classes, may include reimbursement to Janus Capital of its out-of-pocket costs for services as administrator and to Janus Services of its out-of-pocket costs for serving as transfer agent and providing, or arranging by others the provision of, servicing to shareholders.

•	“Acquired Fund” refers to any underlying fund (including, but not limited to, exchange-traded funds) in which a fund invests or has invested during the period. Acquired fund fees and expenses are indirect expenses a fund may incur as a result of investing in shares of an underlying fund. To the extent that a Fund invests in Acquired Funds, the Fund’s “Total Annual Fund Operating Expenses” may not correlate to the “ratio of gross expenses to average net assets” presented in the Financial Highlights tables because that ratio includes only the direct operating expenses incurred by the Fund, not the indirect costs of investing in Acquired Funds. If applicable, or unless otherwise indicated in a Fund’s Fees and Expenses table, such amounts are less than 0.01% and are included in the Fund’s “Other Expenses.”

•	Janus Capital has contractually agreed to waive and/or reimburse each Fund’s “Total Annual Fund Operating Expenses” to certain limits until at least November 1, 2015. The expense limits are described in the “Management Expenses” section of this Prospectus.

•	All expenses in a Fund’s “Fees and Expenses of the Fund” table are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

26 | Janus Investment Fund

ADDITIONAL INVESTMENT STRATEGIES AND GENERAL PORTFOLIO POLICIES

The Funds’ Board of Trustees (“Trustees”) may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when implementing its investment objective. For some Funds, these strategies and policies may be part of a principal strategy. For other Funds, these strategies and policies may be utilized to a lesser extent. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities. The “Glossary of Investment Terms” includes descriptions of investment terms used throughout the Prospectus.

Cash Position

The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.

Foreign Securities

To the extent that foreign securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where an issuer or company is located. There are no limitations on the countries in which the Funds may invest.

Investment Process

INTECH applies a mathematical investment process to construct an investment portfolio for each INTECH Fund. INTECH developed the formulas underlying this mathematical investment process. The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund’s named benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

•	selecting stocks primarily from stocks within a Fund’s named benchmark index;
•	periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
•	monitoring the total risk and volatility of a Fund’s holdings.

INTECH seeks, over time, to outperform each Fund’s named benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the named benchmark index. More volatile stocks may tend to reside on the smaller cap end of the named benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the named benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results. Each Fund may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover

In general, each Fund intends to purchase securities for long-term investment consistent with INTECH’s mathematical investment process. To a limited extent, however, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment. As a result of

27 | Janus Investment Fund

INTECH’s mathematical investment process, a Fund may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of a Fund (including due to shareholder purchases and redemptions), and the nature of each Fund’s investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

The rebalancing techniques used by a Fund may result in higher portfolio turnover compared to a “buy and hold” fund strategy. INTECH periodically rebalances the stocks in each portfolio to its target weighting versus each Fund’s respective benchmark index, as determined by INTECH’s mathematical investment process.

Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus shows the Funds’ historical turnover rates.

Real Estate-Related Securities

To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of real estate investment trusts (“REITs”) and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded over-the-counter.

Securities Lending

A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more affiliated or non-affiliated cash management vehicles. It is also possible that, due to a decline in the value of a cash management vehicle in which collateral is invested, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral provided to the Fund to collateralize the loan. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund. Janus Capital intends to manage the cash collateral in an affiliated cash management vehicle and will receive an investment advisory fee for managing such assets.

Other Types of Investments

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms.” These securities and strategies are not intended to be principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:

•	debt securities (such as bonds, notes, and debentures)

•	exchange-traded funds

•	indexed/structured securities (such as commercial and residential mortgage- and asset-backed securities)

•	various derivative transactions including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, inflation index, credit default, and total return), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to earn income and enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to adjust currency exposure relative to a benchmark index, to gain exposure to the market pending investment of cash balances, or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis

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RISKS OF THE FUNDS

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Funds. Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. The following information is intended to help you better understand some of the risks of investing in the Funds. The impact of the following risks on a Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in a Fund, you should consider carefully the risks that you assume when investing in the Fund.

Counterparty Risk. Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk to the extent it participates in lending its securities to third parties and/or cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles. In addition, a Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements, debt securities, and derivatives (including various types of swaps, futures, and options). Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Leverage may cause a Fund to be more volatile than if it had not used leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Foreign Exposure Risks. INTECH Global Dividend Fund and INTECH International Fund will invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, which may include emerging markets. As previously noted, to the extent that foreign securities may be included in the other INTECH Funds’ respective named benchmark indices, INTECH’s mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including securities of foreign and emerging markets

29 | Janus Investment Fund

governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Industry Risk. Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund’s investments, if any, in multiple companies in a particular industry increase that Fund’s exposure to industry risk.

Investment Process Risk. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a “buy and hold” fund strategy. There is a risk that INTECH’s method of identifying stocks with higher volatility than the named benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) will not result in selecting stocks with continuing volatility or the expected correlation. In either case, a Fund may not outperform the named benchmark index, and likely will underperform its named benchmark index. Since INTECH’s mathematical investment process seeks stocks that have higher volatility relative to the named benchmark index, a Fund may tend to invest in the smaller capitalization members of the named benchmark index, or other stocks, that typically exhibit greater volatility. Consequently, in conditions where market capital is temporarily concentrated in the larger stocks contained in the named benchmark index, and fewer stocks are driving benchmark index

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returns, the performance of a Fund may be negatively affected relative to the named benchmark index. On an occasional basis, INTECH makes changes to its mathematical investment process that do not require shareholder notice. These changes may result in changes to the portfolio, might not provide the intended results, and may adversely impact a Fund’s performance. In addition, others may attempt to utilize public information related to INTECH’s investment strategy in a way that may affect performance.

To minimize the risk of significant underperformance relative to the named benchmark index, INTECH has designed certain risk controls. The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures, options, and other derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of investments will work and their use could cause lower returns or even losses to the Funds.

Market Risk. The value of a Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

Real Estate Securities Risk. To the extent it holds equity and/or debt securities of real estate-related companies, a Fund may be affected by the risks associated with real estate investments. The value of securities of companies in real estate and real estate-related industries, including securities of REITs, is sensitive to decreases in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding/supply and demand, increased competition, local and general economic conditions, increases in operating costs, environmental liabilities, management skill in running a REIT, and the creditworthiness of the REIT. In addition, mortgage REITs and mortgage-backed securities are subject to prepayment risk. Mortgage-backed securities comprised of subprime mortgages and investments in other real estate-backed securities comprised of under-performing real estate assets also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. If a Fund has REIT investments, the Fund’s shareholders will indirectly bear their proportionate share of the REIT’s expenses, in addition to their proportionate share of the Fund’s expenses.

REIT Risk. To the extent that a Fund holds REITs, it may be subject to the additional risks associated with REIT investments. The ability to trade REITs in the secondary market can be more limited compared to other equity investments, and certain REITs have relatively small market capitalizations, which can increase the volatility of the market price for their securities. REITs are also subject to heavy cash flow dependency to allow them to make distributions to their shareholders. The prices of equity REITs are affected by changes in the value of the underlying property owned by the REITs and changes in capital

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markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Equity REITs and mortgage REITs generally are not diversified and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may incur substantial costs associated with protecting its investments. Certain “special purpose” REITs in which a Fund may invest focus their assets in specific real property sectors, such as hotels, shopping malls, nursing homes, or warehouses, and are therefore subject to the specific risks associated with adverse developments in these sectors.

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Management of the Funds

INVESTMENT ADVISER

Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the INTECH Funds’ investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administration and other services and is responsible for other business affairs of each Fund.

Janus Capital (together with its predecessors) has served as investment adviser to Janus mutual funds since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts and other unregistered products.

The Trust and Janus Capital have received an exemptive order from the Securities and Exchange Commission that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). Implementation of a manager-of-managers structure, however, would need to be approved by a Fund’s shareholders. The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the Investment Company Act of 1940, as amended) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for the Funds. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate in the SAI. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund(s) would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

Janus Capital furnishes certain administration, compliance, and accounting services for the Funds and is reimbursed by the Funds for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. Janus Capital provides office space for the Funds. Some expenses related to compensation payable to the Janus funds’ Chief Compliance Officer and compliance staff are shared with the Janus funds. The Funds also pay for salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Janus funds. The Janus funds pay these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Funds.

MANAGEMENT EXPENSES

Each Fund pays Janus Capital an investment advisory fee and incurs expenses, including the distribution and shareholder servicing fees (12b-1 fee), administrative services fees payable pursuant to the Transfer Agency Agreement, any other transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. Each Fund’s investment advisory fee is calculated daily and paid monthly. Each Fund’s advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.

The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers). The investment advisory fee rate is aggregated to include all investment advisory fees paid by a Fund. The rate shown is a fixed rate based on each Fund’s average daily net assets.

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			Actual Investment
		Contractual	Advisory Fee
	Average Daily	Investment	Rate(1) (%) (for
	Net Assets	Advisory Fee (%)	the fiscal year ended
Fund Name	of the Fund	(annual rate)	June 30, 2014)
INTECH Global Dividend Fund	All Asset Levels	0.55	0.00(2)
INTECH International Fund	All Asset Levels	0.55	0.55
INTECH U.S. Growth Fund	All Asset Levels	0.50	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50	0.50

(1)	Janus Capital has agreed to waive its investment advisory fee and/or reimburse Fund expenses to the extent that each Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses) exceed certain levels until at least November 1, 2015. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus, and additional information is included under “Expense Limitations” below. The waivers are not reflected in the contractual fee rates shown.

(2)	For the fiscal year ended June 30, 2014, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Fund’s fee waiver exceeded the investment advisory fee.

A discussion regarding the basis for the Trustees’ approval of the Funds’ investment advisory agreements and subadvisory agreements is included in the Funds’ annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.

Expense Limitations

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the “Fees and Expenses of the Fund” table in each Fund Summary of the Prospectus. Janus Capital has agreed to continue each waiver until at least November 1, 2015.

Fund Name	Expense Limit Percentage (%)
INTECH Global Dividend Fund(1)	0.50
INTECH International Fund	0.95
INTECH U.S. Growth Fund	0.83
INTECH U.S. Value Fund	0.79

(1)	For a period beginning with the Fund’s commencement of operations (December 15, 2011) and expiring on the third anniversary of the commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

SUBADVISER

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Funds. INTECH (together with its predecessors), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the INTECH Funds. Janus Capital owns approximately 97% of INTECH.

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INVESTMENT PERSONNEL

A team of investment professionals consisting of Adrian Banner, Vassilios Papathanakos, Joseph W. Runnels, and Phillip Whitman works together to implement the mathematical investment process. No one person of the investment team is primarily responsible for implementing the investment strategies of the INTECH Funds.

Adrian Banner, Ph.D., has been Chief Executive Officer since November 2012 and Chief Investment Officer since January 2012. Dr. Banner, previously Co-Chief Investment Officer from January 2009 to December 2011, Senior Investment Officer from September 2007 to January 2009, and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and a B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

Vassilios Papathanakos, Ph.D., has been Deputy Chief Investment Officer since November 2012. Dr. Papathanakos, previously Director of Research from July 2007 to November 2012, joined INTECH in October 2006 as Associate Director of Research. He received his Ph.D. in Physics from Princeton University and holds a B.S. in Physics from the University of Ioannina, Greece. Dr. Papathanakos taught at Princeton University, at the undergraduate and graduate level. Dr. Papathanakos lectured on both theoretical and applied aspects of investing at a number of academic and professional conferences. Dr. Papathanakos implements the optimization process and collaborates in the execution of portfolio management and trading. He conducts mathematical research within the framework of Stochastic Portfolio Theory.

Joseph W. Runnels, CFA, has been Vice President of Portfolio Management since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

Phillip Whitman, Ph.D., has been Director of Research since November 2012. Dr. Whitman joined INTECH in November 2010 as Associate Director of Research. Prior to joining INTECH, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor (2008) and Assistant Instructor (2009) for Multivariable Calculus. He received his Ph.D. in Mathematics from Princeton University and holds a B.S. in Mathematics from the University of Texas. Dr. Whitman collaborates on theoretical and applied aspects of the mathematical investment process.

Information about the investment personnel’s compensation structure and other accounts managed, as well as the range of their individual ownership of securities of the specific Fund(s) they manage and the aggregate range of their individual ownership in all mutual funds advised by Janus Capital, is included in the SAI.

Conflicts of Interest

Janus Capital and INTECH each manage many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. Side-by-side management of multiple accounts, including the management of a cash collateral pool for securities lending and investing the Janus funds’ cash, may give rise to conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Side-by-side management may raise additional potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus “funds of funds” and the Janus funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Janus funds. To the extent that a Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to that Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense

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ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.

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Other information

CLOSED FUND POLICIES

A Fund may limit sales of its Shares to new investors. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. If applicable, additional information regarding general policies and exceptions can be found in the closed funds’ prospectuses and in the “Shares of the Trust” section of the SAI.

LIQUIDATION/REORGANIZATION OF A FUND

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

DISTRIBUTION OF THE FUNDS

The Funds are distributed by Janus Distributors LLC (“Janus Distributors”), which is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.

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Distributions and taxes

DISTRIBUTIONS

To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. Distributions are made at the class level, so they may vary from class to class within a single Fund.

Distribution Schedule

Dividends from net investment income for INTECH Global Dividend Fund are normally declared and distributed monthly. Dividends from net investment income for each of the other Funds are normally declared and distributed in December. In addition, distributions of net capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.

How Distributions Affect a Fund’s NAV

Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

“Buying a Dividend”

If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary, or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

As with any investment, you should consider the tax consequences of investing in the Funds. The following is a general discussion of certain federal income tax consequences of investing in the Funds. The discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser regarding the effect that an investment in a Fund may have on your particular tax situation, including the federal, state, local, and foreign tax consequences of your investment.

Taxes on Distributions

Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. Distributions from net investment income (which includes dividends, interest, and realized net short-term capital gains), other than qualified dividend income, are taxable to shareholders as ordinary income. Distributions of qualified dividend income are taxed to individuals and other noncorporate shareholders at long-term capital gain rates, provided certain holding period and other requirements are satisfied. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held Fund shares. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. Individuals, trusts, and estates whose income exceeds certain threshold amounts are subject to a 3.8% Medicare contribution tax on net investment income in tax years beginning on or after January 1, 2013. Net investment income includes dividends paid by a Fund and capital gains from any sale or exchange

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of Fund shares. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Distributions declared to shareholders of record in October, November, or December and paid on or before January 31 of the succeeding year will be treated for federal income tax purposes as if received by shareholders on December 31 of the year in which the distribution was declared. Generally, account tax information will be made available to shareholders on or before February 15 of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 591/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor or tax adviser.

Taxes on Sales or Exchanges

Any time you sell or exchange shares of a Fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if you held your shares for more than one year and if not held for such period, as a short-term capital gain or loss. Any tax liabilities generated by your transactions are your responsibility.

The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

If a shareholder does not meet the requirements of the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to impose a 30% U.S. withholding tax on distributions and proceeds from the sale or other disposition of shares in the Fund. FATCA withholding will generally apply to payments of dividends made on or after June 30, 2014, and payments of gross proceeds from sales of Fund shares made on or after December 31, 2016. Shareholders should consult their individual tax advisors regarding the possible implications of this legislation.

When shareholders sell Fund shares from a taxable account, they typically receive information on their tax forms that calculates their gain or loss using the average cost method. Prior to January 1, 2012, this information was not reported to the IRS, and shareholders had the option of calculating gains or losses using an alternative IRS permitted method. In accordance with legislation passed by Congress in 2008, however, your intermediary (or the Fund, if you hold Class I Shares directly with Janus) began reporting cost basis information to the IRS for shares purchased on or after January 1, 2012 and sold thereafter. Your intermediary (or the Fund) will permit shareholders to elect their preferred cost basis method. In the absence of an election, your cost basis method will be your intermediary’s default method, unless you hold Class I Shares directly with Janus in which case the Fund will use an average cost basis method. Please consult your tax adviser to determine the appropriate cost basis method for your particular tax situation and to learn more about how the new cost basis reporting laws apply to you and your investments.

Taxation of the Funds

Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, and timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

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The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

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Shareholder’s guide

With certain limited exceptions, the Funds are generally available only to shareholders residing in the United States and employees of Janus or its affiliates. For purposes of this policy, the Funds require that a shareholder and/or entity be a U.S. citizen residing in the United States or a U.S. Territory (including overseas U.S. military or diplomatic addresses) or a resident alien residing in the United States or a U.S. Territory with a valid U.S. Taxpayer Identification Number to open an account with a Fund.

The Funds offer multiple classes of shares in order to meet the needs of various types of investors.

Class A Shares and Class C Shares are offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class A Shares may be offered without an initial sales charge through certain retirement platforms and through certain financial intermediary platforms, including but not limited to, fee-based broker-dealers or financial advisors, primarily on their wrap account platform(s) where such broker-dealer or financial advisor imposes additional fees for services connected to the wrap account. Class A Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services on behalf of their clients. Class C Shares pay up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, Class A Shares and Class C Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class S Shares pay up to 0.25% of net assets to financial intermediaries for the provision of distribution services and/or shareholder services and up to 0.25% of net assets for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to or on behalf of their clients.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares pay financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares also are available to Janus proprietary products. Class N Shares are not available to retail non-retirement accounts, traditional or Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, or 529 college savings plans.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer the Shares on their supermarket platforms. Class T Shares pay up to 0.25% of net assets to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided to shareholders.

The Shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the Shares are an appropriate investment choice. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment. For instructions on how to purchase, exchange, or redeem Shares, contact your financial intermediary or refer to your plan documents. For Class I Shares held directly with Janus, please contact a Janus representative at 1-800-333-1181.

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PRICING OF FUND SHARES

The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission (“SEC”). Foreign securities held by a Fund may be traded on days and at times when the NYSE is closed and the NAV is therefore not calculated. Accordingly, the value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.

The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although for Class A Shares and Class C Shares, a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.

Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees. To the extent available, equity securities are generally valued on the basis of market quotations. Most fixed-income securities are typically valued using an evaluated bid price supplied by a pricing service that is intended to reflect market value. The evaluated bid price is an evaluation that may consider factors such as security prices, yields, maturities, and ratings. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation or evaluated price for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security will be determined in good faith under the policies and procedures. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. This type of fair value pricing may be more commonly used with foreign equity securities, but it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities, and forward contracts stated in foreign currency are generally translated into U.S. dollar equivalents at the prevailing market rates. The Funds use systematic fair valuation models provided by independent pricing services to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Due to the subjective nature of systematic fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Systematic fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities or high-yield fixed-income securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

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The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

Class A Shares, Class C Shares, Class S Shares, Class I Shares, Class N Shares, and Class T Shares are offered by this Prospectus. The Funds offer multiple classes of shares in order to meet the needs of various types of investors. For more information about these classes of Shares and whether or not you are eligible to purchase these Shares, please call 1-877-335-2687.

Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. When choosing a share class, you should consider:

•	how much you plan to invest;
•	how long you expect to own the shares;
•	the expenses paid by each class; and
•	for Class A Shares and Class C Shares, whether you qualify for any reduction or waiver of any sales charges.

You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to each class of Shares:

Class A Shares
Initial sales charge on purchases	Up to 5.75%(1)
• reduction of initial sales charge for purchases of $50,000 or more
• initial sales charge waived for purchases of $1 million or more
Deferred sales charge (CDSC)	None except on certain redemptions of Shares purchased without an initial sales charge(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class C Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	1.00% on Shares redeemed within 12 months of purchase(1)
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment	$2,500
Maximum purchase	$500,000
Minimum aggregate account balance	None
12b-1 fee	1.00% annual fee (up to 0.75% distribution fee and up to 0.25% shareholder servicing fee)

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Class S Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	0.25% annual distribution/service fee
Class I Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative, networking or omnibus fees to certain intermediaries, and out-of-pocket costs to Janus Services
Minimum initial investment
• institutional investors (investing directly with Janus)	$1,000,000
• through an intermediary institution	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class N Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative fees	Pays administrative fees to Janus Capital or Janus Services
Minimum initial investment	None
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
Class T Shares
Initial sales charge on purchases	None
Deferred sales charge (CDSC)	None
Administrative services fees	0.25%
Minimum initial investment	$2,500
Maximum purchase	None
Minimum aggregate account balance	None
12b-1 fee	None
(1)	May be waived under certain circumstances.

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES

Distribution and Shareholder Servicing Plans

Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A Shares and Class S Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), each Fund pays Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on the average daily net assets of each, at the following annual rates:

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Class	12b-1 Fee for the Funds
Class A Shares	0.25%
Class C Shares	1.00%	(1)
Class S Shares	0.25%
(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.

Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Administrative Fees

Class A Shares, Class C Shares, and Class I Shares

Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services pays these administrative fees to intermediaries on behalf of the Funds. Janus Services is then reimbursed by the Funds for such payments. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the Shares may increase. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. Janus Services also seeks reimbursement for costs it incurs as transfer agent and for providing servicing.

Class S Shares and Class T Shares

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing, or arranging for the provision by intermediaries of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Other shareholder services may include the provision of order confirmations, periodic account statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and answering inquiries regarding accounts. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the Funds. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the Funds.

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PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

From their own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell certain classes of Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, the payments mentioned above are limited to Class A Shares, Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, and only for the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

In addition, for all share classes (except Class N Shares, if applicable), Janus Capital, Janus Distributors, or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via NSCC or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

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From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. However, as described elsewhere in this Prospectus, your financial adviser and/or his or her firm may also receive 12b-1 fees and/or administrative services fees in connection with your purchase and retention of Janus funds. When such fees are combined with the payments described above, the aggregate payments being made to a financial intermediary may be substantial. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

PURCHASES

With certain limited exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, you may not be able to open an account or buy additional shares.

With the exception of Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Under certain circumstances, a Fund may permit an in-kind purchase of Shares. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”

In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if it is unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.

In an effort to ensure compliance with this law, Janus’ Anti-Money Laundering Program (the “Program”) provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Minimum Investment Requirements

Class A Shares, Class C Shares, Class S Shares, and Class T Shares

The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

47 | Janus Investment Fund

The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

Class I Shares

The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of Janus Capital Group Inc. (“JCGI”) and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

Class N Shares

Investors in a retirement plan through a third party administrator should refer to their plan documents or contact their plan administrator for information regarding account minimums.

Class A Shares, Class C Shares, Class S Shares, Class I Shares, and Class T Shares

Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

Systematic Purchase Plan

You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Initial Sales Charge

Class A Shares

An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

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	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested
Under $50,000	5.75%	6.10%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 and above	None (2)	None
(1)	Offering Price includes the initial sales charge.
(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

For purchases of Class A Shares of $1,000,000 or greater, from its own assets, Janus Distributors may pay financial intermediaries commissions as follows:

•	1.00% on amounts from $1,000,000 to $4,000,000;
•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) Trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

Right of Accumulation. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

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Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•	solely controlled business accounts; and

•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans or other financial intermediaries will not receive this amount if they receive 12b-1 fees from the time of initial investment of assets in Class C Shares.

EXCHANGES

With certain limited exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, the exchange privilege may not be available.

Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts).

•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

•	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

•	You must meet the minimum investment amount for each fund.

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•	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Funds will work with intermediaries to apply the Funds’ exchange limits. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”

•	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Waiver of Sales Charges

Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

With certain limited exceptions, the Funds are generally available only to shareholders residing in the United States. Unless you meet certain residency eligibility requirements, once you close your account, you may not make additional investments in the Funds.

Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.

Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.

Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed provided you meet certain residency eligibility requirements. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum provided you meet certain residency eligibility requirements. Please note that you may incur a tax liability as a result of a redemption.

Large Shareholder Redemptions

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

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Redemptions In-Kind

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.

While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.

Systematic Withdrawal Plan

Class A Shares and Class C Shares

You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, Class N Shares, and Class T Shares

You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Class I Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

Contingent Deferred Sales Charge

Class A Shares and Class C Shares

A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

CDSC Waivers

There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

•	Upon the death or disability of an account owner;

•	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

•	Retirement plan shareholders taking required minimum distributions;

•	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

•	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

•	If a Fund chooses to liquidate or involuntarily redeem shares in your account.

To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

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Reinstatement Privilege

After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds into Class A Shares of the same or another fund within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

Excessive Trading Policies and Procedures

The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). Each Fund is intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

The Funds attempt to deter excessive trading through at least the following methods:

•	exchange limitations as described under “Exchanges;”
•	trade monitoring; and
•	fair valuation of securities as described under “Pricing of Fund Shares.”

Generally, a purchase and redemption of Shares from the same Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of a Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.

The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds’ excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.

The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.

Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

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Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds’ methods to detect and deter excessive trading.

Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s investment personnel believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.

Excessive Trading Risks

Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janus.com/info.

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Each Fund may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

•	Top Holdings. Each Fund’s top portfolio holdings, consisting of security names only in alphabetical order and aggregate percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation) and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. All exceptions shall be preapproved by the Chief Compliance Officer or his designee. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.

SHAREHOLDER COMMUNICATIONS

Statements and Reports

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, along with trade confirmations and tax reporting, as required by applicable law.

Your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund’s investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus) to obtain these reports. The Funds’ fiscal year ends June 30.

Lost (Unclaimed/Abandoned) Accounts

It is important to maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned as undeliverable. Based upon statutory requirements for returned mail, your financial intermediary or plan sponsor (or Janus, if you hold Class I Shares directly with a Fund) is required to attempt to locate the shareholder or rightful owner of the account. If the financial intermediary or plan sponsor (or Janus) is unable to locate the shareholder, then the financial intermediary or plan sponsor (or Janus) is legally obligated to deem the property “unclaimed” or “abandoned,” and subsequently escheat (or transfer) unclaimed property (including shares of a mutual fund) to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Further, your mutual fund account may be deemed “unclaimed” or “abandoned,” and subsequently transferred to your state of residence if no activity (as defined by that state) occurs within your account during the time frame specified in your state’s unclaimed property laws. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution check(s) sent to you during the time the check(s) remained uncashed.

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Financial highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and waivers (reimbursements), if applicable. The net expense ratio reflects expenses after any expense offset arrangement and waivers (reimbursements), if applicable. The information for the fiscal periods shown has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the SAI.

The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).

INTECH Global Dividend Fund – Class A
	Years or Period ended June 30
	2014		2013	2012(1)

Net asset value, beginning of period	$11.60		$10.40	$10.00

Income from investment operations:
Net investment income/(loss)	0.57	(2)	0.35	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.86		1.24	0.35
Total from investment operations	2.43		1.59	0.57

Less distributions:
Dividends from net investment income	(0.43)		(0.39)	(0.17)
Distributions from capital gains	(0.65)		—	—
Total distributions	(1.08)		(0.39)	(0.17)

Net asset value, end of period	$12.95		$11.60	$10.40

Total return(3)	21.79%		15.41%	5.70%

Net assets, end of period (in thousands)	$6,300		$1,625	$931
Average net assets for the period (in thousands)	$4,861		$996	$881
Ratio of gross expenses to average net assets(4)	1.96%		2.69%	5.56%
Ratio of net expenses to average net assets(4)	0.81%		0.76%	1.02%
Ratio of net investment income/(loss) to average net assets(4)	4.62%		3.18%	4.01%
Portfolio turnover rate	51%		116%	24%

(1)	Period December 15, 2011 (inception date) through June 30, 2012.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

56 | Janus Investment Fund

INTECH Global Dividend Fund – Class C
	Years or Period ended June 30
	2014		2013	2012(1)

Net asset value, beginning of period	$11.56		$10.37	$10.00

Income from investment operations:
Net investment income/(loss)	0.45	(2)	0.27	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.87		1.22	0.35
Total from investment operations	2.32		1.49	0.54

Less distributions:
Dividends from net investment income	(0.34)		(0.30)	(0.17)
Distributions from capital gains	(0.65)		—	—
Total distributions	(0.99)		(0.30)	(0.17)

Net asset value, end of period	$12.89		$11.56	$10.37

Total return(3)	20.83%		14.50%	5.36%

Net assets, end of period (in thousands)	$999		$489	$940
Average net assets for the period (in thousands)	$613		$793	$900
Ratio of gross expenses to average net assets(4)	2.70%		3.50%	6.25%
Ratio of net expenses to average net assets(4)	1.57%		1.51%	1.70%
Ratio of net investment income/(loss) to average net assets(4)	3.63%		2.26%	3.37%
Portfolio turnover rate	51%		116%	24%

(1)	Period December 15, 2011 (inception date) through June 30, 2012.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

57 | Janus Investment Fund

INTECH Global Dividend Fund – Class S
	Years or Period ended June 30
	2014		2013	2012(1)

Net asset value, beginning of period	$11.58		$10.39	$10.00

Income from investment operations:
Net investment income/(loss)	0.46	(2)	0.43	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.98		1.15	0.35
Total from investment operations	2.44		1.58	0.56

Less distributions:
Dividends from net investment income	(0.44)		(0.39)	(0.17)
Distributions from capital gains	(0.65)		—	—
Total distributions	(1.09)		(0.39)	(0.17)

Net asset value, end of period	$12.93		$11.58	$10.39

Total return(3)	21.99%		15.40%	5.60%

Net assets, end of period (in thousands)	$174		$286	$880
Average net assets for the period (in thousands)	$199		$726	$872
Ratio of gross expenses to average net assets(4)	2.13%		2.96%	5.82%
Ratio of net expenses to average net assets(4)	0.77%		0.86%	1.26%
Ratio of net investment income/(loss) to average net assets(4)	3.72%		2.86%	3.77%
Portfolio turnover rate	51%		116%	24%

(1)	Period December 15, 2011 (inception date) through June 30, 2012.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

58 | Janus Investment Fund

INTECH Global Dividend Fund – Class I
	Years or Period ended June 30
	2014		2013	2012(1)

Net asset value, beginning of period	$11.62		$10.42	$10.00

Income from investment operations:
Net investment income/(loss)	0.56	(2)	0.46	0.23
Net gain/(loss) on investments (both realized and unrealized)	1.90		1.15	0.36
Total from investment operations	2.46		1.61	0.59

Less distributions:
Dividends from net investment income	(0.46)		(0.41)	(0.17)
Distributions from capital gains	(0.65)		—	—
Total distributions	(1.11)		(0.41)	(0.17)

Net asset value, end of period	$12.97		$11.62	$10.42

Total return(3)	22.09%		15.66%	5.90%

Net assets, end of period (in thousands)	$1,995		$1,571	$1,897
Average net assets for the period (in thousands)	$1,855		$1,927	$1,542
Ratio of gross expenses to average net assets(4)	1.67%		2.45%	5.07%
Ratio of net expenses to average net assets(4)	0.52%		0.51%	0.75%
Ratio of net investment income/(loss) to average net assets(4)	4.54%		3.63%	4.64%
Portfolio turnover rate	51%		116%	24%

(1)	Period December 15, 2011 (inception date) through June 30, 2012.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

59 | Janus Investment Fund

INTECH Global Dividend Fund – Class T
	Years or Period ended June 30
	2014		2013	2012(1)

Net asset value, beginning of period	$11.60		$10.40	$10.00

Income from investment operations:
Net investment income/(loss)	0.55	(2)	0.46	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.88		1.14	0.35
Total from investment operations	2.43		1.60	0.57

Less distributions:
Dividends from net investment income	(0.44)		(0.40)	(0.17)
Distributions from capital gains	(0.65)		—	—
Total distributions	(1.09)		(0.40)	(0.17)

Net asset value, end of period	$12.94		$11.60	$10.40

Total return(3)	21.84%		15.55%	5.70%

Net assets, end of period (in thousands)	$2,200		$615	$1,233
Average net assets for the period (in thousands)	$855		$1,249	$1,093
Ratio of gross expenses to average net assets(4)	1.83%		2.69%	5.53%
Ratio of net expenses to average net assets(4)	0.71%		0.69%	1.03%
Ratio of net investment income/(loss) to average net assets(4)	4.49%		3.27%	4.09%
Portfolio turnover rate	51%		116%	24%

(1)	Period December 15, 2011 (inception date) through June 30, 2012.

(2)	Per share amounts are calculated using the average shares outstanding method.

(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

60 | Janus Investment Fund

INTECH International Fund – Class A
									Year ended
	Years or Period ended June 30								July 31(1)
	2014		2013	2012	2011		2010(2)		2009

Net asset value, beginning of period	$8.07		$6.79	$8.10	$6.16		$6.56		$8.97

Income from investment operations:
Net investment income/(loss)	0.25	(3)	0.22	0.12	0.66		0.13		0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57		1.21	(1.36)	1.39		(0.47)		(2.31)
Total from investment operations	1.82		1.43	(1.24)	2.05		(0.34)		(2.15)

Less distributions:
Dividends from net investment income	(0.23)		(0.15)	(0.07)	(0.11)		(0.06)		(0.26)
Distributions from capital gains	—	(4)	—	—	—		—		—
Total distributions	(0.23)		(0.15)	(0.07)	(0.11)		(0.06)		(0.26)

Net asset value, end of period	$9.66		$8.07	$6.79	$8.10		$6.16		$6.56

Total return(5)	22.74%		21.27%	(15.33)%	33.42%		(5.32)%		(23.53)%

Net assets, end of period (in thousands)	$5,342		$473	$445	$526		$1,684		$1,836
Average net assets for the period (in thousands)	$2,240		$317	$452	$1,910		$1,900		$1,632
Ratio of gross expenses to average net assets(6)	1.21%		1.22%	1.42%	3.22%		4.61%		6.45%
Ratio of net expenses to average net assets(6)	1.20%		1.22%	1.26%	1.07%	(7)	0.73%	(7)	0.64% (7)
Ratio of net investment income/(loss) to average net assets(6)	2.69%		1.26%	1.72%	2.05%		1.87%		2.62%
Portfolio turnover rate	160%		143%	140%	179%		119%	(5)	115%

(1)	Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed International Fund (the “predecessor fund”) were reorganized into Class A Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Less than $0.005 on a per share basis.

(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The ratio of net expenses to average net assets would have been 1.25% in 2011, 1.25% in 2010, and 0.93% in 2009 without the waiver of these fees and expenses.

61 | Janus Investment Fund

INTECH International Fund – Class C
									Year ended
	Years or Period ended June 30								July 31(1)
	2014		2013	2012	2011		2010(2)		2009

Net asset value, beginning of period	$8.14		$6.78	$8.11	$6.17		$6.57		$8.93

Income from investment operations:
Net investment income/(loss)	0.19	(3)	2.46	0.17	0.58		0.13		0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57		(0.93)	(1.43)	1.47		(0.47)		(2.30)
Total from investment operations	1.76		1.53	(1.26)	2.05		(0.34)		(2.14)

Less distributions:
Dividends from net investment income	(0.32)		(0.17)	(0.07)	(0.11)		(0.06)		(0.22)
Distributions from capital gains	—	(4)	—	—	—		—		—
Total distributions	(0.32)		(0.17)	(0.07)	(0.11)		(0.06)		(0.22)

Net asset value, end of period	$9.58		$8.14	$6.78	$8.11		$6.17		$6.57

Total return(5)	21.91%		22.79%	(15.55)%	33.37%		(5.31)%		(23.61)%

Net assets, end of period (in thousands)	$526		$113	$433	$563		$1,642		$1,737
Average net assets for the period (in thousands)	$179		$251	$574	$1,877		$1,827		$1,552
Ratio of gross expenses to average net assets(6)	1.93%		1.32%	1.71%	3.96%		5.33%		7.20%
Ratio of net expenses to average net assets(6)	1.93%		1.18%	1.47%	1.21%	(7)	0.73%	(7)	0.69% (7)
Ratio of net investment income/(loss) to average net assets(6)	2.13%		1.20%	1.33%	1.92%		1.88%		2.56%
Portfolio turnover rate	160%		143%	140%	179%		119%	(5)	115%

(1)	Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed International Fund (the “predecessor fund”) were reorganized into Class C Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Less than $0.005 on a per share basis.

(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The ratio of net expenses to average net assets would have been 2.00% in 2011, 2.00% in 2010, and 1.68% in 2009 without the waiver of these fees and expenses.

62 | Janus Investment Fund

INTECH International Fund – Class S
									Year ended
	Years or Period ended June 30								July 31(1)
	2014		2013	2012	2011		2010(2)		2009

Net asset value, beginning of period	$8.09		$6.79	$8.12	$6.16		$6.56		$8.95

Income from investment operations:
Net investment income/(loss)	0.15	(3)	2.47	0.10	0.70		0.13		0.16
Net gain/(loss) on investments (both realized and unrealized)	1.69		(1.02)	(1.36)	1.37		(0.47)		(2.30)
Total from investment operations	1.84		1.45	(1.26)	2.07		(0.34)		(2.14)

Less distributions:
Dividends from net investment income	(0.19)		(0.15)	(0.07)	(0.11)		(0.06)		(0.25)
Distributions from capital gains	—	(4)	—	—	—		—		—
Total distributions	(0.19)		(0.15)	(0.07)	(0.11)		(0.06)		(0.25)

Net asset value, end of period	$9.74		$8.09	$6.79	$8.12		$6.16		$6.56

Total return(5)	22.92%		21.48%	(15.54)%	33.75%		(5.32)%		(23.54)%

Net assets, end of period (in thousands)	$67		$118	$421	$498		$1,642		$1,733
Average net assets for the period (in thousands)	$86		$254	$432	$1,870		$1,831		$1,551
Ratio of gross expenses to average net assets(6)	1.33%		1.48%	1.66%	3.46%		4.83%		6.66%
Ratio of net expenses to average net assets(6)	1.13%		1.29%	1.44%	1.07%	(7)	0.72%	(7)	0.65% (7)
Ratio of net investment income/(loss) to average net assets(6)	1.69%		1.09%	1.52%	2.05%		1.89%		2.60%
Portfolio turnover rate	160%		143%	140%	179%		119%	(5)	115%

(1)	Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed International Fund (the “predecessor fund”) were reorganized into Class S Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Less than $0.005 on a per share basis.

(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The ratio of net expenses to average net assets would have been 1.50% in 2011, 1.50% in 2010, and 1.18% in 2009 without the waiver of these fees and expenses.

63 | Janus Investment Fund

INTECH International Fund – Class I
									Year ended
	Years or Period ended June 30								July 31(1)
	2014		2013	2012		2011	2010(2)		2009

Net asset value, beginning of period	$8.03		$6.77	$8.06		$6.14	$6.55		$8.98

Income from investment operations:
Net investment income/(loss)	0.21	(3)	0.18	0.12		0.03	0.13		0.15
Net gain/(loss) on investments (both realized and unrealized)	1.63		1.28	(1.35)		2.00	(0.48)		(2.30)
Total from investment operations	1.84		1.46	(1.23)		2.03	(0.35)		(2.15)

Less distributions and other:
Dividends from net investment income	(0.24)		(0.20)	(0.06)		(0.11)	(0.06)		(0.28)
Distributions from capital gains	—	(4)	—	—		—	—		—
Redemption fees(5)	N/A		N/A	—	(6)	—	—	(6)	—
Total distributions and other	(0.24)		(0.20)	(0.06)		(0.11)	(0.06)		(0.28)

Net asset value, end of period	$9.63		$8.03	$6.77		$8.06	$6.14		$6.55

Total return(7)	23.21%		21.78%	(15.18)%		33.20%	(5.48)%		(23.56)%

Net assets, end of period (in thousands)	$69,062		$59,981	$35,608		$20,713	$1,180		$2,327
Average net assets for the period (in thousands)	$66,596		$42,583	$29,910		$1,393	$2,223		$1,935
Ratio of gross expenses to average net assets(8)	0.81%		0.92%	1.13%		3.08%	4.68%		6.34%
Ratio of net expenses to average net assets(8)	0.81%		0.92%	1.00%		0.86%	1.00%		0.68%
Ratio of net investment income/(loss) to average net assets(8)	2.27%		1.86%	2.05%		2.28%	1.38%		2.65%
Portfolio turnover rate	160%		143%	140%		179%	119%	(7)	115%

(1)	Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed International Fund (the “predecessor fund”) were reorganized into Class I Shares of INTECH Risk-Managed International Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Less than $0.005 on a per share basis.

(5)	Redemption fees were eliminated effective April 2, 2012.

(6)	Redemption fees aggregated less than $0.005 on a per share basis for the fiscal year or period end.

(7)	Not annualized for periods of less than one full year.
(8)	Annualized for periods of less than one full year.

64 | Janus Investment Fund

INTECH International Fund – Class T
									Period ended
	Years or Period ended June 30								July 31
	2014		2013	2012	2011		2010(1)		2009(2)

Net asset value, beginning of period	$8.01		$6.77	$8.09	$6.16		$6.55		$5.93

Income from investment operations:
Net investment income/(loss)	0.32	(3)	0.08	0.06	0.17		0.12		— (4)
Net gain/(loss) on investments (both realized and unrealized)	1.49		1.35	(1.31)	1.87		(0.45)		0.62
Total from investment operations	1.81		1.43	(1.25)	2.04		(0.33)		0.62

Less distributions:
Dividends from net investment income	(0.22)		(0.19)	(0.07)	(0.11)		(0.06)		—
Distributions from capital gains	—	(4)	—	—	—		—		—
Total distributions	(0.22)		(0.19)	(0.07)	(0.11)		(0.06)		—

Net asset value, end of period	$9.60		$8.01	$6.77	$8.09		$6.16		$6.55

Total return(5)	22.78%		21.30%	(15.47)%	33.26%		(5.17)%		10.46%

Net assets, end of period (in thousands)	$2,504		$202	$59	$45		$10		$1
Average net assets for the period (in thousands)	$1,121		$70	$40	$29		$8		$1
Ratio of gross expenses to average net assets(6)	1.12%		1.27%	1.41%	2.41%		4.81%		13.96%
Ratio of net expenses to average net assets(6)	1.12%		1.26%	1.25%	0.54%	(7)	0.31%	(7)	1.25%
Ratio of net investment income/(loss) to average net assets(6)	3.44%		1.24%	1.80%	3.12%		2.47%		(0.35)%
Portfolio turnover rate	160%		143%	140%	179%		119%	(5)	115%

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class T Shares) through July 31, 2009.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Less than $0.005 on a per share basis.

(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.
(7)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The ratio of net expenses to average net assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

65 | Janus Investment Fund

INTECH U.S. Growth Fund – Class A
								Year ended
	Years or Period ended June 30							July 31(1)
	2014		2013	2012	2011	2010(2)		2009

Net asset value, beginning of period	$16.80		$14.43	$14.07	$10.52	$9.80		$12.88

Income from investment operations:
Net investment income/(loss)	0.09	(3)	0.33	0.16	0.23	0.14		0.14
Net gain/(loss) on investments (both realized and unrealized)	4.36		2.19	0.29	3.44	0.64		(3.11)
Total from investment operations	4.45		2.52	0.45	3.67	0.78		(2.97)

Less distributions:
Dividends from net investment income	(0.08)		(0.15)	(0.09)	(0.12)	(0.06)		(0.11)
Distributions from capital gains	—		—	—	—	—		—
Total distributions	(0.08)		(0.15)	(0.09)	(0.12)	(0.06)		(0.11)

Net asset value, end of period	$21.17		$16.80	$14.43	$14.07	$10.52		$9.80

Total return(4)	26.56%		17.57%	3.26%	35.03%	7.97%		(22.92)%

Net assets, end of period (in thousands)	$7,812		$5,445	$7,328	$9,208	$11,914		$18,215
Average net assets for the period (in thousands)	$6,662		$6,267	$8,624	$9,550	$17,116		$20,041
Ratio of gross expenses to average net assets(5)	0.95%		0.90%	0.92%	0.86%	0.90%		0.82%
Ratio of net expenses to average net assets(5)	0.95%		0.90%	0.92%	0.86%	0.90%		0.82%
Ratio of net investment income/(loss) to average net assets(5)	0.48%		0.85%	0.65%	0.62%	0.71%		1.01%
Portfolio turnover rate	110%		81%	84%	96%	117%	(4)	119%

(1)	Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “predecessor fund”) were reorganized into Class A Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

66 | Janus Investment Fund

INTECH U.S. Growth Fund – Class C
								Year ended
	Years or Period ended June 30							July 31(1)
	2014		2013	2012	2011	2010(2)		2009

Net asset value, beginning of period	$16.18		$13.92	$13.58	$10.15	$9.50		$12.45

Income from investment operations:
Net investment income/(loss)	(0.03)	(3)	0.04	(0.28)	(0.22)	(0.14)		(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.20		2.28	0.62	3.65	0.81		(2.88)
Total from investment operations	4.17		2.32	0.34	3.43	0.67		(2.93)

Less distributions and other:
Dividends from net investment income	—		(0.06)	—	—	(0.02)		(0.02)
Distributions from capital gains	—		—	—	—	—		—
Redemption fees*	N/A		N/A	—	—	—	(4)	—
Total distributions and other	—		(0.06)	—	—	(0.02)		(0.02)

Net asset value, end of period	$20.35		$16.18	$13.92	$13.58	$10.15		$9.50

Total return(5)	25.77%		16.70%	2.50%	33.79%	7.05%		(23.53)%

Net assets, end of period (in thousands)	$3,761		$3,232	$2,742	$3,717	$3,928		$4,921
Average net assets for the period (in thousands)	$3,521		$2,999	$3,089	$4,005	$4,571		$5,469
Ratio of gross expenses to average net assets(6)	1.59%		1.60%	1.71%	1.71%	2.82%		1.67%
Ratio of net expenses to average net assets(6)	1.59%		1.60%	1.71%	1.70%	1.93%		1.62%
Ratio of net investment income/(loss) to average net assets(6)	(0.15)%		0.15%	(0.15)%	(0.25)%	(0.32)%		0.21%
Portfolio turnover rate	110%		81%	84%	96%	117%	(5)	119%

*	The redemption of Class S Shares, Class I Shares, or Class T Shares held for 90 days or less may be subject to the Fund’s 2.00% redemption fee. Redemption fees charged by any class may be allocated to all classes upon receipt of payment. The Fund’s redemption fees were eliminated effective April 2, 2012.
(1)	Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “predecessor fund”) were reorganized into Class C Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Redemption fees aggregated less than $0.005 on a per share basis for the period end.

(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.

67 | Janus Investment Fund

INTECH U.S. Growth Fund – Class S
										Year ended
	Years or Period ended June 30									July 31(1)
	2014		2013	2012		2011		2010(2)		2009

Net asset value, beginning of period	$16.73		$14.39	$14.02		$10.48		$9.77		$12.81

Income from investment operations:
Net investment income/(loss)	0.08	(3)	0.15	(0.06)		0.33		0.20		0.33
Net gain/(loss) on investments (both realized and unrealized)	4.33		2.33	0.49		3.31		0.56		(3.30)
Total from investment operations	4.41		2.48	0.43		3.64		0.76		(2.97)

Less distributions and other:
Dividends from net investment income	(0.06)		(0.14)	(0.06)		(0.10)		(0.05)		(0.07)
Distributions from capital gains	—		—	—		—		—		—
Redemption fees(4)	N/A		N/A	—	(5)	—	(5)	—	(5)	— (5)
Total distributions and other	(0.06)		(0.14)	(0.06)		(0.10)		(0.05)		(0.07)

Net asset value, end of period	$21.08		$16.73	$14.39		$14.02		$10.48		$9.77

Total return(6)	26.40%		17.36%	3.14%		34.77%		7.73%		(23.09)%

Net assets, end of period (in thousands)	$12,212		$18,867	$17,270		$13,963		$15,629		$20,051
Average net assets for the period (in thousands)	$18,031		$17,704	$15,590		$14,606		$18,507		$40,058
Ratio of gross expenses to average net assets(7)	1.06%		1.06%	1.07%		1.07%		1.12%		1.04%
Ratio of net expenses to average net assets(7)	1.06%		1.06%	1.07%		1.07%		1.12%		1.04%
Ratio of net investment income/(loss) to average net assets(7)	0.41%		0.70%	0.52%		0.40%		0.49%		0.77%
Portfolio turnover rate	110%		81%	84%		96%		117%	(6)	119%

(1)	Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “predecessor fund”) were reorganized into Class S Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Redemption fees were eliminated effective April 2, 2012.

(5)	Redemption fees aggregated less than $0.005 on a per share basis for the fiscal year or period end.

(6)	Not annualized for periods of less than one full year.
(7)	Annualized for periods of less than one full year.

68 | Janus Investment Fund

INTECH U.S. Growth Fund – Class I
										Year ended
	Years or Period ended June 30									July 31(1)
	2014		2013	2012		2011		2010(2)		2009

Net asset value, beginning of period	$16.68		$14.35	$13.97		$10.45		$9.72		$12.84

Income from investment operations:
Net investment income/(loss)	0.16	(3)	0.18	0.13		0.13		0.12		0.12
Net gain/(loss) on investments (both realized and unrealized)	4.33		2.36	0.37		3.55		0.69		(3.07)
Total from investment operations	4.49		2.54	0.50		3.68		0.81		(2.95)

Less distributions and other:
Dividends from net investment income	(0.14)		(0.21)	(0.12)		(0.16)		(0.08)		(0.17)
Distributions from capital gains	—		—	—		—		—		—
Redemption fees(4)	N/A		N/A	—	(5)	—	(5)	—	(5)	— (5)
Total distributions and other	(0.14)		(0.21)	(0.12)		(0.16)		(0.08)		(0.17)

Net asset value, end of period	$21.03		$16.68	$14.35		$13.97		$10.45		$9.72

Total return(6)	27.02%		17.89%	3.64%		35.31%		8.29%		(22.76)%

Net assets, end of period (in thousands)	$244,747		$218,980	$264,411		$323,567		$379,401		$807,347
Average net assets for the period (in thousands)	$232,771		$258,682	$287,232		$329,686		$768,204		$857,115
Ratio of gross expenses to average net assets(7)	0.61%		0.58%	0.62%		0.63%		0.62%		0.55%
Ratio of net expenses to average net assets(7)	0.61%		0.58%	0.62%		0.63%		0.61%		0.55%
Ratio of net investment income/(loss) to average net assets(7)	0.83%		1.20%	0.95%		0.84%		1.00%		1.30%
Portfolio turnover rate	110%		81%	84%		96%		117%	(6)	119%

(1)	Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed Growth Fund (the “predecessor fund”) were reorganized into Class I Shares of INTECH Risk-Managed Growth Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Redemption fees were eliminated effective April 2, 2012.

(5)	Redemption fees aggregated less than $0.005 on a per share basis for the fiscal year or period end.

(6)	Not annualized for periods of less than one full year.
(7)	Annualized for periods of less than one full year.

69 | Janus Investment Fund

INTECH U.S. Growth Fund – Class T
								Period ended
	Years or Period ended June 30							July 31
	2014		2013	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$16.62		$14.33	$13.96	$10.48	$9.76		$8.98

Income from investment operations:
Net investment income/(loss)	0.11	(3)	0.26	0.12	0.11	0.06		0.01
Net gain/(loss) on investments (both realized and unrealized)	4.33		2.24	0.33	3.54	0.73		0.77
Total from investment operations	4.44		2.50	0.45	3.65	0.79		0.78

Less distributions and other:
Dividends from net investment income	(0.13)		(0.21)	(0.10)	(0.17)	(0.07)		—
Distributions from capital gains	—		—	—	—	—		—
Redemption fees(4)	N/A		N/A	0.02	—	—		—
Total distributions and other	(0.13)		(0.21)	(0.08)	(0.17)	(0.07)		—

Net asset value, end of period	$20.93		$16.62	$14.33	$13.96	$10.48		$9.76

Total return(5)	26.78%		17.61%	3.45%	34.99%	8.11%		8.69%

Net assets, end of period (in thousands)	$59,551		$15,642	$85	$58	$14		$1
Average net assets for the period (in thousands)	$35,830		$4,390	$74	$33	$10		$1
Ratio of gross expenses to average net assets(6)	0.81%		0.81%	0.83%	0.76%	0.85%		0.86%
Ratio of net expenses to average net assets(6)	0.81%		0.81%	0.81%	0.76%	0.85%		0.85%
Ratio of net investment income/(loss) to average net assets(6)	0.58%		0.82%	0.79%	0.63%	0.67%		0.72%
Portfolio turnover rate	110%		81%	84%	96%	117%	(5)	119%

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class T Shares) through July 31, 2009.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Redemption fees were eliminated effective April 2, 2012.
(5)	Not annualized for periods of less than one full year.
(6)	Annualized for periods of less than one full year.

70 | Janus Investment Fund

INTECH U.S. Value Fund – Class A
								Year ended
	Years or Period ended June 30							July 31(1)
	2014		2013	2012	2011	2010(2)		2009

Net asset value, beginning of period	$12.45		$10.15	$10.03	$7.85	$7.36		$9.88

Income from investment operations:
Net investment income/(loss)	0.12	(3)	0.16	0.15	0.13	0.10		0.15
Net gain/(loss) on investments (both realized and unrealized)	2.78		2.33	0.11	2.16	0.43		(2.35)
Total from investment operations	2.90		2.49	0.26	2.29	0.53		(2.20)

Less distributions:
Dividends from net investment income	(0.11)		(0.19)	(0.14)	(0.11)	(0.04)		(0.32)
Distributions from capital gains	(2.08)		—	—	—	—		—
Total distributions	(2.19)		(0.19)	(0.14)	(0.11)	(0.04)		(0.32)

Net asset value, end of period	$13.16		$12.45	$10.15	$10.03	$7.85		$7.36

Total return(4)	24.98%		24.86%	2.71%	29.23%	7.21%		(22.01)%

Net assets, end of period (in thousands)	$1,424		$7,348	$5,494	$4,980	$3,694		$3,440
Average net assets for the period (in thousands)	$8,530		$6,373	$5,099	$4,598	$3,815		$1,762
Ratio of gross expenses to average net assets(5)	1.03%		0.97%	0.92%	0.95%	1.05%		1.33%
Ratio of net expenses to average net assets(5)	1.01%		0.97%	0.92%	0.95%	1.01%		0.74%
Ratio of net investment income/(loss) to average net assets(5)	0.91%		1.37%	1.54%	1.38%	1.26%		2.28%
Portfolio turnover rate	150%		100%	100%	108%	92%	(4)	100%

(1)	Effective July 6, 2009, Class A Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class A Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

71 | Janus Investment Fund

INTECH U.S. Value Fund – Class C
								Year ended
	Years or Period ended June 30							July 31(1)
	2014		2013	2012	2011	2010(2)		2009

Net asset value, beginning of period	$12.43		$10.14	$9.94	$7.81	$7.35		$9.78

Income from investment operations:
Net investment income/(loss)	0.04	(3)	(0.08)	0.18	0.14	0.03		0.12
Net gain/(loss) on investments (both realized and unrealized)	2.77		2.49	0.02	2.05	0.45		(2.34)
Total from investment operations	2.81		2.41	0.20	2.19	0.48		(2.22)

Less distributions:
Dividends from net investment income	(0.07)		(0.12)	—	(0.06)	(0.02)		(0.21)
Distributions from capital gains	(2.08)		—	—	—	—		—
Total distributions	(2.15)		(0.12)	—	(0.06)	(0.02)		(0.21)

Net asset value, end of period	$13.09		$12.43	$10.14	$9.94	$7.81		$7.35

Total return(4)	24.20%		23.97%	2.01%	28.03%	6.51%		(22.52)%

Net assets, end of period (in thousands)	$861		$380	$147	$217	$330		$281
Average net assets for the period (in thousands)	$643		$206	$164	$432	$324		$266
Ratio of gross expenses to average net assets(5)	1.67%		1.69%	1.72%	1.74%	1.80%		1.99%
Ratio of net expenses to average net assets(5)	1.67%		1.69%	1.61%	1.74%	1.76%		1.47%
Ratio of net investment income/(loss) to average net assets(5)	0.31%		0.57%	0.81%	0.58%	0.51%		1.94%
Portfolio turnover rate	150%		100%	100%	108%	92%	(4)	100%

(1)	Effective July 6, 2009, Class C Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class C Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

72 | Janus Investment Fund

INTECH U.S. Value Fund – Class S
								Year ended
	Years or Period ended June 30							July 31(1)
	2014		2013	2012	2011	2010(2)		2009

Net asset value, beginning of period	$12.53		$10.15	$10.02	$7.85	$7.37		$9.86

Income from investment operations:
Net investment income/(loss)	0.11	(3)	0.90	0.13	0.15	0.08		0.17
Net gain/(loss) on investments (both realized and unrealized)	2.82		1.63	0.11	2.11	0.44		(2.38)
Total from investment operations	2.93		2.53	0.24	2.26	0.52		(2.21)

Less distributions:
Dividends from net investment income	(0.11)		(0.15)	(0.11)	(0.09)	(0.04)		(0.28)
Distributions from capital gains	(2.08)		—	—	—	—		—
Total distributions	(2.19)		(0.15)	(0.11)	(0.09)	(0.04)		(0.28)

Net asset value, end of period	$13.27		$12.53	$10.15	$10.02	$7.85		$7.37

Total return(4)	25.01%		25.12%	2.48%	28.81%	7.00%		(22.15)%

Net assets, end of period (in thousands)	$64		$64	$221	$216	$214		$200
Average net assets for the period (in thousands)	$63		$132	$208	$254	$225		$192
Ratio of gross expenses to average net assets(5)	1.23%		1.16%	1.15%	1.17%	1.27%		1.44%
Ratio of net expenses to average net assets(5)	1.08%		0.97%	1.09%	1.17%	1.26%		0.97%
Ratio of net investment income/(loss) to average net assets(5)	0.88%		1.41%	1.36%	1.16%	1.02%		2.43%
Portfolio turnover rate	150%		100%	100%	108%	92%	(4)	100%

(1)	Effective July 6, 2009, Class S Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class S Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

73 | Janus Investment Fund

INTECH U.S. Value Fund – Class I
									Year ended
	Years or Period ended June 30								July 31(1)
	2014		2013	2012		2011	2010(2)		2009

Net asset value, beginning of period	$12.51		$10.19	$10.07		$7.89	$7.37		$9.91

Income from investment operations:
Net investment income/(loss)	0.17	(3)	0.22	0.17		0.15	0.11		0.18
Net gain/(loss) on investments (both realized and unrealized)	2.80		2.32	0.12		2.16	0.45		(2.38)
Total from investment operations	2.97		2.54	0.29		2.31	0.56		(2.20)

Less distributions and other:
Dividends from net investment income	(0.15)		(0.22)	(0.17)		(0.13)	(0.04)		(0.34)
Distributions from capital gains	(2.08)		—	—		—	—		—
Redemption fees(4)	N/A		N/A	—	(5)	—	—	(5)	— (5)
Total distributions and other	(2.23)		(0.22)	(0.17)		(0.13)	(0.04)		(0.34)

Net asset value, end of period	$13.25		$12.51	$10.19		$10.07	$7.89		$7.37

Total return(6)	25.48%		25.23%	2.96%		29.38%	7.62%		(21.96)%

Net assets, end of period (in thousands)	$104,039		$77,625	$93,800		$93,695	$66,137		$59,647
Average net assets for the period (in thousands)	$86,864		$93,335	$89,976		$84,034	$69,502		$53,614
Ratio of gross expenses to average net assets(7)	0.66%		0.67%	0.67%		0.68%	0.77%		0.96%
Ratio of net expenses to average net assets(7)	0.66%		0.67%	0.67%		0.68%	0.75%		0.61%
Ratio of net investment income/(loss) to average net assets(7)	1.32%		1.71%	1.78%		1.64%	1.53%		2.79%
Portfolio turnover rate	150%		100%	100%		108%	92%	(6)	100%

(1)	Effective July 6, 2009, Class I Shares of Janus Adviser INTECH Risk-Managed Value Fund (the “predecessor fund”) were reorganized into Class I Shares of INTECH Risk-Managed Value Fund. The predecessor fund had a fiscal year end of July 31.
(2)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Redemption fees were eliminated effective April 2, 2012.

(5)	Redemption fees aggregated less than $0.005 on a per share basis for the fiscal year or period end.

(6)	Not annualized for periods of less than one full year.
(7)	Annualized for periods of less than one full year.

74 | Janus Investment Fund

INTECH U.S. Value Fund – Class T
								Period ended
	Years or Period ended June 30							July 31
	2014		2013	2012	2011	2010(1)		2009(2)

Net asset value, beginning of period	$12.48		$10.18	$10.05	$7.87	$7.37		$6.63

Income from investment operations:
Net investment income/(loss)	0.14	(3)	0.19	0.13	0.15	0.05		0.01
Net gain/(loss) on investments (both realized and unrealized)	2.80		2.31	0.13	2.15	0.49		0.73
Total from investment operations	2.94		2.50	0.26	2.30	0.54		0.74

Less distributions:
Dividends from net investment income	(0.15)		(0.20)	(0.13)	(0.12)	(0.04)		—
Distributions from capital gains	(2.08)		—	—	—	—		—
Total distributions	(2.23)		(0.20)	(0.13)	(0.12)	(0.04)		—

Net asset value, end of period	$13.19		$12.48	$10.18	$10.05	$7.87		$7.37

Total return(4)	25.27%		24.84%	2.73%	29.29%	7.31%		11.16%

Net assets, end of period (in thousands)	$18,659		$479	$58	$17	$33		$1
Average net assets for the period (in thousands)	$9,758		$205	$36	$35	$20		$1
Ratio of gross expenses to average net assets(5)	0.90%		0.91%	0.89%	0.95%	0.99%		1.47%
Ratio of net expenses to average net assets(5)	0.90%		0.89%	0.89%	0.95%	1.00%		1.00%
Ratio of net investment income/(loss) to average net assets(5)	1.09%		1.28%	1.54%	1.39%	1.20%		2.08%
Portfolio turnover rate	150%		100%	100%	108%	92%	(4)	100%

(1)	Period August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end to June 30.
(2)	Period July 6, 2009 (commencement of Class T Shares) through July 31, 2009.

(3)	Per share amounts are calculated using the average shares outstanding method.

(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

75 | Janus Investment Fund

Glossary of investment terms

This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

EQUITY AND DEBT SECURITIES

Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.

Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. There are also risks involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.

Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.

Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).

Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.

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Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

Exchange-traded funds (“ETFs”) are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”

Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by Government National Mortgage Association, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.

Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

Passive foreign investment companies (“PFICs”) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

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Real estate investment trust (“REIT”) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.

U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

FUTURES, OPTIONS, AND OTHER DERIVATIVES

Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps, and futures contracts.

Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component

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may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.

Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.

Diversification is a classification given to a fund under the Investment Company Act of 1940, as amended (the “1940 Act”). Funds are classified as either “diversified” or “nondiversified.” To be classified as “diversified” under the 1940 Act, a fund

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may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act, on the other hand, has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” However, because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified.

Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.

Leverage occurs when a Fund increases its assets available for investment using reverse repurchase agreements or other similar transactions. In addition, other investment techniques, such as short sales and certain derivative transactions, can create a leveraging effect. Engaging in transactions using leverage or those having a leveraging effect subjects a Fund to certain risks. Leverage can magnify the effect of any gains or losses, causing a Fund to be more volatile than if it had not been leveraged. Certain commodity-linked derivative investments may subject a Fund to leveraged market exposure to commodities. In addition, a Fund’s assets that are used as collateral to secure short sale transactions may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase collateral. There is no assurance that a leveraging strategy will be successful.

Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

Net long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.

Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

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You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687. The Funds’ Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Funds’ investments is available in the Funds’ annual and semiannual reports. In the Funds’ annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds’ Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.

janus.com

151 Detroit Street

Denver, CO 80206-4805

1-877-335-2687

The Trust’s Investment Company Act File No. is 811-1879.

                                                                                                          ▼ October 28, 2014

	Class A Shares Ticker	Class C Shares Ticker	Class D Shares† Ticker	Class I Shares Ticker	Class N Shares Ticker	Class R Shares Ticker	Class S Shares Ticker	Class T Shares Ticker
Fixed Income
Janus Flexible Bond Fund	JDFAX	JFICX	JANFX	JFLEX	JDFNX	JDFRX	JADFX	JAFIX
Janus Global Bond Fund	JGBAX	JGBCX	JGBDX	JGBIX	JGLNX	N/A	JGBSX	JHBTX
Janus High-Yield Fund	JHYAX	JDHCX	JNHYX	JHYFX	JHYNX	JHYRX	JDHYX	JAHYX
Janus Multi-Sector Income Fund	JMUAX	JMUCX	JMUDX	JMUIX	JMTNX	N/A	JMUSX	JMUTX
Janus Real Return Fund	JURAX	JURCX	JURDX	JURIX	N/A	N/A	JURSX	JURTX
Janus Short-Term Bond Fund	JSHAX	JSHCX	JNSTX	JSHIX	JSHNX	N/A	JSHSX	JASBX
Mathematical
INTECH Global Dividend Fund	JGDAX	JGDCX	JGDDX	JGDIX	JGGNX*	N/A	JGDSX	JDGTX
INTECH International Fund	JMIAX	JMICX	N/A	JMIIX	JMRNX*	N/A	JMISX	JRMTX
INTECH U.S. Core Fund	JDOAX	JLCCX	JIRMX	JRMCX	JRCNX	N/A	JLCIX	JRMSX
INTECH U.S. Growth Fund	JDRAX	JCGCX	N/A	JRMGX	JGRNX*	N/A	JCGIX	JDRTX
INTECH U.S. Value Fund	JRSAX	JRSCX	N/A	JRSIX	JRSNX	N/A	JRSSX	JRSTX
Value
Perkins Large Cap Value Fund	JAPAX	JAPCX	JNPLX	JAPIX	JPLNX	N/A	JAPSX	JPLTX
Perkins Mid Cap Value Fund‡	JDPAX	JMVCX	JNMCX	JMVAX	JDPNX	JDPRX	JMVIX	JMCVX
Perkins Select Value Fund	JVSAX	JVSCX	JSVDX	JVSIX	JVSNX*	N/A	JSVSX	JSVTX
Perkins Small Cap Value Fund‡	JDSAX	JCSCX	JNPSX	JSCOX	JDSNX	JDSRX	JISCX	JSCVX
Perkins Value Plus Income Fund	JPVAX	JPVCX	JPVDX	JPVIX	JPVNX*	N/A	JPVSX	JPVTX

Janus Investment Fund

Statement of Additional Information

†	Class D Shares are closed to certain new investors.
*	Not currently offered.
‡	The Fund is closed to certain new investors.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Janus Investment Fund, a Massachusetts business trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Certain Funds do not offer all classes of Shares.

This SAI is not a Prospectus and should be read in conjunction with the Funds’ Prospectuses dated October 28, 2014, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). This SAI contains additional and more detailed information about the Funds’ operations and activities than the Prospectuses. The Annual Report, which contains important financial information about the Funds, is incorporated by reference into this SAI. The Annual and Semiannual Reports are available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at janus.com/info (or janus.com/reports if you hold Class D Shares), or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares).

1

Classification, investment policies and restrictions,
and investment strategies and risks

JANUS INVESTMENT FUND

This Statement of Additional Information includes information about 16 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

Equity Funds. INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund may be referred to collectively in this SAI as the “Equity Funds.”

Fixed-Income Funds. Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, and Janus Short-Term Bond Fund are referred to collectively in this SAI as the “Fixed-Income Funds.”

CLASSIFICATION

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or nondiversified. Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund are classified as diversified.

ADVISER

Janus Capital Management LLC (“Janus Capital” or “Janus”) is the investment adviser for each Fund and is responsible for the general oversight of each subadviser.

SUBADVISERS

Funds subadvised by INTECH. INTECH Investment Management LLC (“INTECH”) is the investment subadviser for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (together, the “INTECH Funds”).

Funds subadvised by Perkins. Perkins Investment Management LLC (“Perkins”) is the investment subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and approximately half of Perkins Value Plus Income Fund (together, the “Value Funds”).

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policy (6), which applies as noted in that policy.

(1) With respect to 75% of its total assets, each of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

2

Each Fund may not:

(2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

(3) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

(4) Lend any security or make any other loan if, as a result, more than one-third of a Fund’s total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

(5) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

(6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund’s total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps, or forward transactions. The Funds may not issue “senior securities” in contravention of the 1940 Act. In the case of Janus Real Return Fund, this policy shall not prohibit short sales transactions, or futures, options, swaps, repurchase transactions (including reverse repurchase agreements), or forward transactions.

(7) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

The Board of Trustees (“Trustees”) has adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

(1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

(2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor (“short sales against the box”). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The Trustees may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectuses. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

(3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

(4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund’s net asset value (“NAV”), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

(5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds’ investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“Rule 144A Securities”), or any successor to such rule;

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Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of liquidity factors affecting the security.

(6) The Funds may not invest in companies for the purpose of exercising control of management.

Under the terms of an exemptive order received from the Securities and Exchange Commission (“SEC”), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

For purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

For purposes of the Funds’ fundamental policy related to investments in real estate, the policy does not prohibit the purchase of securities directly or indirectly secured by real estate or interests therein, or issued by entities that invest in real estate or interests therein, such as, but not limited to, corporations, partnerships, real estate investment trusts (“REITs”), and other REIT-like entities, such as foreign entities that have REIT characteristics.

For purposes of each Fund’s policies on investing in particular industries, effective December 2013, each Fund relies primarily on industry or industry group classifications under the Global Industry Classification Standard (“GICS”) developed by MSCI with respect to equity investments and classifications published by Barclays for fixed-income investments. Funds with both equity and fixed-income components will rely on industry classifications published by Bloomberg L.P. To the extent that the above classifications are so broad that the primary economic characteristics in a single class are materially different, a Fund may further classify issuers in accordance with industry classifications consistent with relevant SEC staff interpretations. The Funds may change any source used for determining industry classifications without prior shareholder notice or approval.

INVESTMENT POLICY APPLICABLE TO JANUS SHORT-TERM BOND FUND

Janus Short-Term Bond Fund. As an operational policy, under normal circumstances, Janus Short-Term Bond Fund expects to maintain an average weighted effective maturity of three years or less. The portfolio managers may consider estimated prepayment dates or call dates of certain securities in computing the portfolio’s effective maturity.

INVESTMENT STRATEGIES AND RISKS

Diversification

Funds are classified as either “diversified” or “nondiversified.” Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. To be classified as “diversified” under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified as “nondiversified” under the 1940 Act is not subject to the same restrictions and therefore has the ability to take larger positions in a smaller number of issuers than a fund that is classified as “diversified.” This gives a fund that is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

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Cash Position

As discussed in the Prospectuses, a Fund’s cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments and cash equivalent securities. Each Fund may also invest in affiliated or non-affiliated money market funds. (Refer to “Investment Company Securities.”)

The INTECH Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may also invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. Through this program, these Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds’ otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable), including securities that are purchased in private placements. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization (“NRSRO”). Investments in Rule 144A Securities could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds’ liquidity procedures if traded in that market. Such securities will be treated as “restricted” if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the “1933 Act”).

If illiquid securities exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid securities in an orderly fashion. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund’s NAV.

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Securities Lending

Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete, among other things, certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The Funds, with the exception of the INTECH Funds, have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser. An investment in a cash management vehicle is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and the affiliated cash management vehicle in which the cash collateral is invested, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and the cash management vehicle. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing the cash management vehicle used for the securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Equity Securities

The Funds may invest in equity securities, which include, but are not limited to, common and preferred stocks, securities convertible or exchangeable into common stock, and warrants.

Common Stock. Common stock represents a proportionate share of the ownership of a company. Common stocks sometimes are divided into several classes, with each class having different voting rights, dividend rights, or other differences in their rights and priorities. The value of a stock is based on the market’s assessment of the current and future success of a company’s business, any income paid to stockholders, the value of the company’s assets, and general market conditions. The value of a stock may also be adversely affected by other factors such as accounting irregularities, actual or perceived weaknesses in corporate governance practices of a company’s board or management, and changes in company management. Common stock values can fluctuate dramatically over short periods.

Preferred Stock. A preferred stock represents an ownership interest in a company, but pays dividends at a specific rate and has priority over common stock in payment of dividends and liquidation claims. Preferred stock dividends are generally cumulative, noncumulative, or participating. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. Like debt securities, the value of a preferred stock often fluctuates more in response to changes in interest rates and the creditworthiness of the issuer, rather than in response to changes in the issuer’s profitability and business prospects. Preferred stock is subject to similar risks as common stock and debt securities.

Convertible Security. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security, such as a “convertible preferred stock,” provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. Like a common stock, the value of a convertible security tends to increase as the market value of the underlying stock rises, and it tends to

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decrease as the market value of the underlying stock declines. As with a fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates.

A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Synthetic convertible securities are created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

Warrants. Warrants constitute options to purchase equity securities at a specific price and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying equity securities. The price usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the common stock to rise. The price of a warrant may be more volatile than the price of its underlying security. A warrant becomes worthless if it is not exercised within the specified time period.

Special Purpose Acquisition Companies. Certain Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar entities that pool funds to seek potential acquisition opportunities. Unless and until an acquisition is completed, a SPAC typically invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. If an acquisition that meets the requirements for the

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SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of a SPAC’s securities is particularly dependent on the ability of the SPAC’s management to timely identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. To the extent the SPAC is invested in cash or similar securities while awaiting an acquisition opportunity, a Fund’s ability to meet its investment objective may be negatively impacted. In addition, SPACs, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Financial Services Risk

To the extent a Fund invests a significant portion of its assets in the financial services sector, that Fund will have more exposure to the risks inherent to the financial services sector. Financial services companies may be adversely affected by changes in regulatory framework or interest rates that may negatively affect financial services businesses; exposure of a financial institution to a nondiversified or concentrated loan portfolio; exposure to financial leverage and/or investments or agreements that, under certain circumstances, may lead to losses; and the risk that a market shock or other unexpected market, economic, political, regulatory, or other event might lead to a sudden decline in the values of most or all financial services companies.

Natural Disasters and Extreme Weather Conditions

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Cyber Security Risk

With the increased use of the Internet to conduct business, the Funds are susceptible to operational and information security risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service the Funds’ operations through “hacking” or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cyber security failures or breaches by the Funds’ third party service providers (including, but not limited to, Janus Capital, custodians, transfer agents, and financial intermediaries), or the subadvisers (if applicable) may cause disruptions and impact the service providers’ and the Funds’ business operations, potentially resulting in financial losses, the inability of fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds may incur incremental costs to prevent cyber incidents in the future. The Funds and their shareholders could be negatively impacted as a result. While Janus Capital has established business continuity plans and risk management systems designed to prevent or reduce the impact of such cyber-attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cyber-attack tactics. As such, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Foreign Securities

Each Fund, including each INTECH Fund to the extent that foreign securities may be included in its respective named benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities may include, but are not necessarily limited to, corporate debt securities of foreign issuers, preferred or preference stock of

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foreign issuers, certain foreign bank obligations, and U.S. dollar or foreign currency-denominated obligations of foreign governments or supranational entities or their subdivisions, agencies, and instrumentalities. Each of Janus Multi-Sector Income Fund, Janus Short-Term Bond Fund, Perkins Select Value Fund, and Perkins Value Plus Income Fund has, at times, invested a substantial portion of its assets in foreign securities and may continue to do so. Investments in foreign securities, including securities of foreign and emerging market governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:

Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of a Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. These securities markets may trade a small number of securities, may have a limited number of issuers and a high proportion of shares, or may be held by a relatively small number of persons or institutions. Local securities markets may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. It is also possible that certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. It may not be possible for a Fund to repatriate capital, dividends, interest, and other income from a particular country or governmental entity. In addition, securities of issuers located in or economically tied to countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements which could also have a negative effect on a Fund. Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

Geographic Investment Risk. To the extent that a Fund invests a significant portion of its assets in a particular country or geographic region, the Fund will generally have more exposure to certain risks due to possible political, economic, social, or regulatory events in that country or region. Adverse developments in certain regions could also adversely affect securities of other countries whose economies appear to be unrelated and could have a negative impact on a Fund’s performance.

Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

Eurozone Risk. In recent years, a number of countries in the European Union (“EU”) have experienced economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen, or spread further within the EU.

Certain countries in the EU have had to accept assistance from supra governmental agencies such as the International Monetary Fund and the recently created European Financial Service Facility. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended

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consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

In addition, there is the continued risk that one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments.

All of these developments have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on a Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Markets. Within the parameters of its specific investment policies, each Fund, including each INTECH Fund to the extent that emerging markets may be included in its respective named benchmark index, and particularly Janus Global Bond Fund, may invest its assets in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Indexsm. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries as previously discussed under “Foreign Securities.” The prices of investments in emerging markets can experience sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies than in more developed markets, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. In addition, the economies of developing countries tend to be heavily dependent upon international trade and, as such, have been, and may continue to be, adversely impacted by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they do business.

The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. Further, a Fund’s ability to participate fully in the smaller, less liquid emerging markets may be limited by the policy restricting its investments in illiquid securities. The Funds may be subject to emerging markets risk to the extent that they invest in securities of issuers or companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

Securities Listed on Chinese Stock Exchanges. Funds with the ability to invest in foreign securities may invest in securities listed on Chinese stock exchanges or have indirect exposure to these securities through derivative investments. These securities are divided into two classes of shares: China A Shares, ownership of which is restricted to foreign investors under the Qualified Foreign Individual Investor (“QFII”) structure, and China B Shares, which may be owned by both Chinese and foreign investors. With respect to investments in China A Shares, QFII licenses are granted by the China Securities Regulatory Commission (“CSRC”) and investment quota is granted by the State Administration of Foreign Exchange (“SAFE”). Janus Capital has been granted a QFII license and investment quota. There can be no assurance that a Fund will receive investment quota and as of the date of this SAI, none of the Funds have investment quota for China A Shares. For Janus funds that receive allocations, a failure to utilize quota and invest in Chinese local market securities and/or any repatriation of capital by a Fund may result in the permanent loss of investment quota otherwise available to the Funds or other funds.

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With respect to direct China A Shares investments, as a general matter, any capital invested and profits generated cannot be repatriated for a minimum of one year. Repatriation of any invested capital is subject to approval by the regulator. Additionally, any repatriation of profits would be subject to an audit by a registered accountant in China, and subject to regulatory approval. In light of the foregoing, a Fund’s investment in China A Shares would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid investments. An investment in China A Shares is also generally subject to the risks identified under Foreign Securities, and foreign investment risks such as price controls, expropriation of assets, confiscatory taxation, and nationalization may be heightened when investing in China. The China A Shares market may be less liquid and trading prices could be more volatile than other foreign securities markets because of low trading volume and restrictions on movement of capital. Current Chinese tax law is unclear regarding whether capital gains realized on a Fund’s investments in China A Shares will be subject to tax.

People’s Republic of China (“PRC”) regulations require QFIIs to entrust assets held in the PRC and to interact with government agencies through a China-based qualified custodian bank. Assets attributable to clients of Janus Capital will be held by the custodian in foreign exchange accounts and securities accounts in the joint name of Janus Capital and its clients, although the terms of the custody agreement make clear that the contents of the accounts belong to the clients, and not to Janus Capital. China A Shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the China Securities Depository and Clearing Corporation (“CSDCC”). Securities purchased by Janus Capital, in its capacity as a QFII, on behalf of a Fund can currently be received by the CSDCC as credited to a securities trading account maintained in the joint names of Janus Capital and its clients. Janus Capital may not use the account for any other purpose than for maintaining a Fund’s assets. Given that the custody accounts and securities trading account are maintained in the joint names of Janus Capital and its clients, a Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of Janus Capital may assert that the securities are owned by Janus Capital and not the Fund, and that a Chinese court, or a court applying Chinese law, would uphold such an assertion, in which case creditors of Janus Capital could seize assets of such Fund.

Risks of Investments in the PRC. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in the PRC, or having indirect exposure to PRC through derivative investments, presents additional risks. These additional risks include (without limitation): (i) inefficiencies resulting from erratic growth; (ii) the unavailability of consistently-reliable economic data; (iii) potentially high rates of inflation; (iv) dependence on exports and international trade; (v) relatively high levels of asset price volatility; (vi) small market capitalization and less liquidity; (vii) greater competition from regional economies; (viii) fluctuations in currency exchange rates, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (ix) the relatively small size and absence of operating history of many Chinese companies; (x) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; and (xi) uncertainty with respect to the commitment of the government of the PRC to economic reforms.

Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. As an emerging market, many factors may affect such stability – such as increasing gaps between the rich and poor or agrarian unrest and instability of existing political structures – and may result in adverse consequences to a Fund investing in securities and instruments economically tied to the PRC. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

The PRC is dominated by the one-party rule of the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. The PRC manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have plagued the PRC in the past, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to

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the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

Risks of Investments in Russia. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Russia, or having indirect exposure to Russian securities through derivative investments, presents additional risks. The Russian securities market is relatively new, and a substantial portion of securities transactions are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets.

Because of the recent formation of the Russian securities markets, the underdeveloped state of Russia’s banking and telecommunication system and the legal and regulatory framework in Russia, settlement, clearing and registration of securities transactions are subject to additional risks. Prior to 2013, there was no central registration system for equity share registration in Russia and registration was carried out either by the issuers themselves or by registrars located throughout Russia. These registrars may not have been subject to effective state supervision or licensed with any governmental entity. In 2013, Russia established the National Settlement Depository (“NSD”) as a recognized central securities depository, and title to Russian equities is now based on the records of the NSD and not on the records of the local registrars. The implementation of the NSD is generally expected to decrease the risk of loss in connection with recording and transferring title to securities; however, loss may still occur. Additionally, issuers and registrars remain prominent in the validation and approval of documentation requirements for corporate action processing in Russia, and there remain inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. In addition, Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008 and the Ukraine in 2014. Such measures may have an adverse effect on the Russian economy, which may, in turn, negatively impact a Fund.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products. Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, there is the risk that the Russian government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.

The United States and the European Union have imposed economic sanctions on certain Russian individuals and a financial institution. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities.

Risks of Investments in Latin American Countries. In addition to the risks listed under “Foreign Securities” and “Emerging Markets,” investing in Latin American countries, or having indirect exposure to Latin American securities through derivative investments, presents additional risks. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

As an emerging market, Latin America historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in

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securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks.

Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The recent global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

A number of Latin American countries are among the largest debtors of developing countries and have a history of reliance on foreign debt and default. The majority of the region’s economies have become dependent upon foreign credit and loans from external sources to fund government economic plans. Historically, these plans have frequently resulted in little benefit accruing to the economy. Most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect local markets. Because of their dependence on foreign credit and loans, a number of Latin American economies faced significant economic difficulties and some economies fell into recession as the recent global financial crisis tightened international credit supplies. While the region has recently shown signs of economic improvement, recovery from past economic downturns in Latin America has historically been slow, and any such recovery, if sustained, may be gradual. The European crisis and weakened global economy may reduce demand for exports from Latin America and limit the availability of foreign credit for some countries in the region. As a result, a Fund’s investments in Latin American securities could be harmed if economic recovery in the region is limited.

Short Sales

Certain Funds, with the exception of the INTECH Funds, may engage in “short sales against the box.” This technique involves either selling short a security that a Fund owns, or selling short a security that a Fund has the right to obtain, for delivery at a specified date in the future. A Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. A Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

Certain Funds, with the exception of the INTECH Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security’s market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Fund may also be required to pay a premium, which would increase the cost of the security sold.

The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

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Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits a Fund’s leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. Certain Funds’ ability to invest in short sales may be limited, as described in the Fund’s Prospectuses.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

Within the parameters of its specific investment policies, each Fund, with the exception of the INTECH Funds, may invest up to 10% (without limit for Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, and Janus Real Return Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

For federal income tax purposes, holders of zero coupon securities and step coupon securities are required to recognize income even though the holders receive no cash payments of interest during the year. Similarly, holders of payment-in-kind securities must include in their gross income the value of securities they receive as “interest.” In order to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds and non-cash income from payment-in-kind securities. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin or may receive non-cash interest payments, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the amount of cash available for investment by a Fund, to reduce the assets to which Fund expenses could be allocated, and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Additionally, such securities may be subject to heightened credit and valuation risk.

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Pass-Through Securities

The Funds, with the exception of the INTECH Funds, may invest in various types of pass-through securities, such as commercial and residential mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary, which are passed through to purchasers, such as the Funds.

Agency Mortgage-Related Securities. The most common type of pass-through securities is mortgage-backed securities. Government National Mortgage Association (“Ginnie Mae”) Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase “modified pass-through” Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the “issuer” and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

The Federal Home Loan Mortgage Corporation (“Freddie Mac”) issues two types of mortgage pass-through securities: mortgage participation certificates (“PCs”) and guaranteed mortgage certificates (“GMCs”). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

The Federal National Mortgage Association (“Fannie Mae”) issues guaranteed mortgage pass-through certificates (“Fannie Mae Certificates”). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac. As of the date of this SAI, Fannie Mae and Freddie Mac remain under conservatorship.

Recently, Congress began considering proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market. The proposals include whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether. Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure, and corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on these guaranteeing entities. As a result, the future for Fannie Mae and Freddie Mac is uncertain, as is the impact of such proposals, actions, and investigations on investments in securities issued by Fannie Mae and Freddie Mac.

Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund, if relevant. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower

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interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

The Funds’ investments in mortgage-backed securities, including privately-issued mortgage-related securities where applicable, may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Asset-Backed Securities. Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, and syndicated bank loans. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

Privately Issued Mortgage-Related Securities. Privately issued mortgage-related securities are pass-through pools of conventional residential mortgage loans created by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, Janus Capital determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in Janus Capital’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets will be illiquid.

Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan

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repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.

Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

A Fund may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust. Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, Janus Capital takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. Therefore, a Fund may invest more or less than 25% of its total assets in privately issued mortgage-related securities. The assets underlying such securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage pass-through securities issued or guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Commercial Mortgage-Backed Securities. A Fund may invest in commercial mortgage-backed securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities in which a Fund may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including collateralized mortgage obligation residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing. In addition, a Fund may invest in any combination of mortgage-related interest-only or principal-only debt.

Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.

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There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U.S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is Ginnie Mae.

Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events.

Adjustable Rate Mortgage-Backed Securities. A Fund may invest in adjustable rate mortgage-backed securities (“ARMBSs”), which have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Other Types of Pass-Through Securities. The Funds, with the exception of the INTECH Funds, also may invest in other types of pass-through securities, such as credit-linked trust certificates, traded custody receipts, and participation interests. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds’ Prospectuses may apply.

Investment Company Securities

From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company’s voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund’s total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund’s total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. To the extent a Fund is an underlying fund in a Janus fund of funds, the Fund may not acquire securities of other investment companies in reliance on Section 12(d)(1)(F) and securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or

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non-affiliated shareholders in such other funds. Additionally, to the extent that Janus Capital serves as the investment adviser to underlying funds or investment vehicles in which a Fund may invest, Janus Capital may have conflicting interests in fulfilling its fiduciary duties to both the Funds and the underlying funds or investment vehicles.

Investment companies may include index-based investments such as exchange-traded funds (“ETFs”), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments and closed-end funds will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). If the market price of shares of an index-based investment or closed-end fund decreases below the price that a Fund paid for the shares and the Fund were to sell its shares of such investment company at a time when the market price is lower than the price at which it purchased the shares, the Fund would experience a loss.

Exchange-Traded Notes

Certain Funds may invest in exchange-traded notes (“ETNs”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities, and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in a Fund’s total return. A Fund may invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital or the subadviser, as applicable, will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. As senior debt securities, ETNs rank above the issuing company’s other securities in the event of a bankruptcy or liquidation, which means a Fund would be in line to receive repayment of its investment before certain of the company’s other creditors. When a Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts

Each Fund, including each INTECH Fund to the extent that they may be included in its respective named benchmark index, may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, regulatory risk, market risk, and geographic investment risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds’ Prospectuses.

U.S. Government Securities

To the extent permitted by its investment objective and policies, each Fund, particularly Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, Janus Short-Term Bond Fund, and Perkins Value Plus Income Fund, may invest in U.S. Government securities. The INTECH Funds may have exposure to

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U.S. Government securities only to the extent the cash sweep program may invest in such instruments. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities, including Treasury Inflation-Protected Securities (“TIPS”), Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the members of the Federal Farm Credit System, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association (“Sallie Mae”) are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Because of the rising U.S. Government debt burden, it is possible that the U.S. Government may not be able to meet its financial obligations or that securities issued or backed by the U.S. Government may experience credit downgrades. Such a credit event may adversely affect the financial markets.

Inflation-Linked Securities

A Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to a Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Municipal Obligations

The Funds, with the exception of the INTECH Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The municipal obligations which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds) and private activity bonds. In addition, a Fund may invest in securities issued by entities whose underlying assets are municipal bonds. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt private activity bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues.

The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

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A Fund may invest in longer-term municipal obligations that give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.

Other Income-Producing Securities

Other types of income-producing securities that the Funds, with the exception of the INTECH Funds, may purchase include, but are not limited to, the following types of securities:

Inverse floaters. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.

When-Issued, Delayed Delivery and Forward Commitment Transactions. A Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. When such purchases are outstanding, a Fund will segregate or “earmark” liquid assets in an amount sufficient to meet the purchase price. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with a Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, a Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss.

Standby commitments. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

Strip bonds. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security’s liquidity.

The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

Variable and floating rate obligations. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

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These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts (“REITs”) and Real Estate-Linked Derivatives

Within the parameters of its specific investment policies, each Fund may invest in REITs, which are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. In addition, a Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives and common, preferred and convertible securities of issuers in real estate-related industries. Investments in REITs and real estate-linked derivatives are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, fluctuations in rental income, possible environmental liabilities, regulatory limitations on rent, and other risks related to local or general economic conditions. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund’s investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

In a repurchase agreement, a Fund purchases an equity or fixed-income security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or “collateral.” A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund’s collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital’s analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

Reverse repurchase agreements are transactions in which a Fund sells an equity or fixed-income security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or

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emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes, or as part of an inflation-related investment strategy.

Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund’s portfolio, although a Fund’s intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. A Fund will limit its investments in reverse repurchase agreements to one-third or less of its total assets.

Mortgage Dollar Rolls

Certain Funds, particularly the Fixed-Income Funds, may enter into “mortgage dollar rolls,” which are similar to reverse repurchase agreements in certain respects. In a “mortgage dollar roll” transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, and segregated in accordance with 1940 Act requirements. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the “drop,” as well as the interest earned on the cash proceeds of the initial sale.

Successful use of mortgage dollar rolls depends on a Fund’s ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Loans

Certain Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. Commercial loans will comprise no more than 20% of each of the Fixed-Income Funds’ and Perkins Value Plus Income Fund’s total assets. The loans in which a Fund may invest may be denominated in U.S. or non-U.S. currencies, including the euro. Some of a Fund’s bank loan investments may be deemed illiquid and therefore would be subject to the Fund’s limit of investing up to 15% of its net assets in illiquid securities, when combined with the Fund’s other illiquid investments.

Bank Loans. Bank loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancings, and may be offered on a public or private basis. These investments may include institutionally-traded floating and fixed-rate debt securities. Bank loans often involve borrowers with low credit ratings whose financial conditions are troubled or uncertain, including companies that are highly leveraged and may be distressed or involved in bankruptcy proceedings. The Funds generally invest in bank loans directly through an agent, either by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. A Fund

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may also purchase interests and/or servicing or similar rights in such loans. Assignments and participations involve credit risk, interest rate risk, and liquidity risk. To the extent a Fund invests in non-U.S. bank loan investments, those investments are subject to the risks of foreign investment, including Eurozone risk. Some bank loans may be purchased on a “when-issued” basis.

When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a “lender” for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligations or that the collateral could be liquidated.

If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund’s NAV.

The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.

Bank Obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

Floating Rate Loans. A Fund may invest in secured and unsecured floating rate loans. Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an “agent”) for a lending group or “syndicate” of financial institutions. In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform a credit analysis on the agent or other intermediate participants.

Floating rate loans have interest rates that adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate (“LIBOR”). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks (“Prime Rate”) or the rate paid on large certificates of deposit traded in the secondary markets (“CD rate”). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund’s NAV as a result of changes in interest rates. A Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

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While the Funds generally expect to invest in fully funded term loans, certain of the loans in which the Funds may invest may not be fully funded at the time of investment. These types of loans include revolving loans, bridge loans, DIP loans, delayed funding loans, and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower’s discretion. As such, a Fund would need to maintain assets sufficient to meet its contractual obligations. In cases where a Fund invests in revolving loans, bridge loans, DIP loans, delayed funding loans, or delayed draw term loans, the Fund will maintain high-quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Fund than investments in floating rate loans or other investments. Loans involving revolving credit facilities, bridge financing, DIP loans, delayed funding loans, or delayed draw terms may require a Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans and that there may be restrictions on their transfer. As a result, a Fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Other Securities. The Funds, particularly the Fixed-Income Funds and Perkins Value Plus Income Fund, may invest in other types of securities including, but not limited to, subordinated or junior debt, mezzanine loans secured by the stock of the company that owns the assets, corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments), U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.

Confidential Information. With respect to certain loan transactions, including but not limited to private placements, the Funds may determine not to receive confidential information. Such a decision may place a Fund at a disadvantage relative to other investors in loans who determine to receive confidential information, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

In cases where Janus Capital receives material, nonpublic information about the issuers of loans that may be held in a Fund’s holdings, Janus Capital’s ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information, to the extent required by applicable law. Such limitations on the ability to trade in the loans and/or other securities of the issuer could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In addition, because a Fund becomes a creditor of an issuer when holding a bond, Janus Capital may from time to time participate on creditor committees on behalf of the Funds. These are committees formed by creditors to negotiate with management of the issuer and are intended to protect the rights of bondholders in the event of bankruptcy, bond covenant default, or other issuer-related financial problems. Participation on creditor committees may expose Janus Capital or a Fund to material non-public information of the issuer, restricting such Fund’s ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation on creditor committees may also expose the Funds to federal bankruptcy laws or other laws governing rights of debtors and creditors. Additionally, such participation may subject the Funds to expenses such as legal fees. Janus Capital will only participate on creditor committees on behalf of a Fund when it believes such participation is necessary or desirable to protect the value of portfolio securities or enforce a Fund’s rights as a creditor.

High-Yield/High-Risk Bonds

Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor’s Ratings Services and Fitch, Inc., or Ba or lower by Moody’s Investors Service, Inc.). Janus High-Yield Fund may invest without limit in such bonds. Janus Real Return Fund may invest

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up to 90% of its net assets in such bonds. To the extent the other Funds invest in high-yield/high-risk bonds, under normal circumstances, each Fund will limit its investments in such bonds as indicated: 65% or less of its net assets (Janus Multi-Sector Income Fund), 35% or less of its net assets (Janus Flexible Bond Fund, Janus Global Bond Fund, Janus Short-Term Bond Fund, and Perkins Select Value Fund), 20% or less of its net assets (Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, and Perkins Small Cap Value Fund), or 50% or less of the fixed-income portion of its net assets (Perkins Value Plus Income Fund). The INTECH Funds do not intend to invest in high-yield/high-risk bonds.

Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

A Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund’s limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund’s portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

The secondary market on which high-yield securities are traded is less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Additionally, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

Please refer to the “Explanation of Rating Categories” section of this SAI for a description of bond rating categories.

Defaulted Securities

A Fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund’s limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers’ and/or investment personnel’s belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

Financial and Market Risks. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

Disposition of Portfolio Securities. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit a Fund’s ability to readily dispose of securities to meet redemptions.

Other. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

Certain Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. The INTECH Funds may invest, to a limited extent, in certain types of derivatives to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures

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contracts, put options, call options, options on futures contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. The Funds may also invest in long-term equity anticipation securities (“LEAPS”). LEAPS are publicly traded options contracts with expiration dates of longer than one year. The longer expiration date of LEAPS offers the opportunity for a Fund to gain exposure to prolonged price changes without having to invest in a combination of shorter-term traditional options contracts. LEAPS may be purchased for individual stocks or for equity indices.

A Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative (to earn income and seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly. A Fund’s ability to use derivative instruments may also be limited by tax considerations. (See “Income Dividends, Capital Gains Distributions, and Tax Status.”)

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

Counterparty risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

Currency risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Index risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

Derivatives may generally be traded over-the-counter (“OTC”) or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced by using collateral and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on interest rates and financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated “contract markets” by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (“FCM”) or brokerage firm, which are

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members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit “initial margin” for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange on which the contract is traded, and currently are maintained in cash or certain other liquid assets held by the Funds. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund’s investment limitations. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM’s other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business.

The Funds have filed notices of eligibility for exemption from the definition of the term “commodity pool operator” in accordance with Rule 4.5 of the U.S. Commodity Exchange Act, as amended (“Commodity Exchange Act”) and, therefore, the Funds are not subject to regulation as commodity pool operators under the Commodity Exchange Act. The Funds may enter into futures contracts and related options as permitted under Rule 4.5. Amendments to Rule 4.5 adopted in 2012, however, narrowed the exemption from the definition of commodity pool operator and effectively imposed additional restrictions on a Fund’s use of futures, options, and swaps. A Fund will become subject to increased CFTC regulation if the Fund invests more than a prescribed level of its assets in such instruments, or if the Fund markets itself as providing investment exposure to these instruments. If a Fund cannot meet the requirements of Rule 4.5, Janus Capital and such Fund would need to comply with certain disclosure, reporting, and recordkeeping requirements. Such additional requirements would potentially increase a Fund’s expenses, which could negatively impact a Fund’s returns. Janus Capital is registered as a commodity pool operator in connection with the operation of one or more other Janus mutual funds which do not qualify for the Rule 4.5 exemption.

Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund’s cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company’s stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund’s obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company’s stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company’s stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

With the exception of the INTECH Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates

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increase as anticipated, the value of the securities would decline, but the value of that Fund’s interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk. If the portfolio managers’ and/or investment personnel’s view about the direction of interest rates is incorrect, that Fund may incur a loss as the result of investments in interest rate futures.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund’s current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests – for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities – which involves a risk that the futures position will not correlate precisely with the performance of such Fund’s investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund’s investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund’s investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund’s other investments.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing

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positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund’s access to other assets held to cover its futures positions also could be impaired.

Options on Futures Contracts. The Funds may buy and write put and call options on futures contracts with respect to, but not limited to, interest rates, commodities, foreign currencies, and security or commodity indices. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

Forward Contracts. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the INTECH Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

The following discussion summarizes the Funds’ principal uses of forward foreign currency exchange contracts (“forward currency contracts”). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund’s assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell (“transaction hedge”). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (“position

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hedge”) or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments (“anticipatory hedge”). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies (“cross-hedge”). In addition, certain Funds may cross-hedge their U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in their respective benchmark index and/or to cover an underweight country or region exposure in their portfolio.

These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund’s foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund’s currency exposure from one foreign currency to another removes that Fund’s opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers’ and/or investment personnel’s projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases which may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

The Funds do not exchange collateral on their forward contracts with their counterparties; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund’s commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, a Fund’s ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

Options on Foreign Currencies. The Funds, with the exception of the INTECH Funds, may buy and write options on foreign currencies either on exchanges or in the OTC market in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should

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expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is “covered” if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Fund’s custodian.

The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Eurodollar Instruments. Each Fund, with the exception of the INTECH Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Additional Risks of Options on Foreign Currencies, Forward Contracts, and Foreign Instruments. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC (with the exception of non-deliverable forwards) or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which

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has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

Options on Securities. In an effort to increase current income and to reduce fluctuations in NAV, the Funds, with the exception of the INTECH Funds, may write covered and uncovered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put’s exercise price; and (ii) for a written call, owning the underlying instrument. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date.

A Fund may cover its obligations on a put option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Fund may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

A Fund may cover its obligations on a call option by segregating cash or other liquid assets with the Fund’s custodian for a value equal to: (i) the current market value, marked-to-market daily, of the underlying security (but not less than the full notional value of the call) for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Fund may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund’s custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or (b) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash or other liquid assets in a segregated account with its custodian.

A Fund would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit

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or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

The writer of an option that wishes to terminate its obligation may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer’s position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a “closing sale transaction.” This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange (“Exchange”) on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund’s maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund’s purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

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The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund’s return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

Options on Securities Indices. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indices may also be based on a particular industry, market segment, or certain currencies such as the U.S. Dollar Index or DXY Index.

Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

Options on Non-U.S. Securities Indices. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser, as applicable, believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser, as applicable, believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash,

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the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund’s activities in index options may also be restricted by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

Other Options. In addition to the option strategies described above and in the Prospectuses, a Fund, with the exception of the INTECH Funds, may purchase and sell a variety of options with non-standard payout structures or other features (“exotic options”). Exotic options are traded OTC and typically have price movements that can vary markedly from simple put or call options. The risks associated with exotic options are that they cannot be as easily priced and may be subject to liquidity risk. While some exotic options have fairly active markets others are mostly thinly traded instruments. Some options are pure two-party transactions and may have no liquidity. Each Fund may treat such instruments as illiquid and will limit its investments in such instruments to no more than 15% of its net assets, when combined with all other illiquid investments of the Fund. A Fund may use exotic options to the extent that they are consistent with the Fund’s investment objective and investment policies, and applicable regulations.

The Funds may purchase and sell exotic options that have values which are determined by the correlation of two or more underlying assets. These types of options include, but are not limited to, outperformance options, yield curve options, or other spread options.

Outperformance Option – An option that pays the holder the difference in the performance of two assets. The value of an outperformance option is based on the relative difference, i.e. the percentage outperformance of one underlying security or index compared to another. Outperformance options allow a Fund to gain leveraged exposure to the percentage price performance of one security or index over another. The holder of an outperformance option will only receive payment under the option contract if a designated underlying asset outperforms the other underlying asset. If outperformance does not occur, the holder will not receive payment. The option may expire worthless despite positive performance by the designated underlying asset. Outperformance options are typically cash settled and have European-style exercise provisions.

Yield Curve Options – An option whose value is based on the yield spread or yield differential between two securities. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Spread Option – A type of option that derives its value from the price differential between two or more assets, or the same asset at different times or places. Spread options can be written on all types of financial products including equities, bonds, and currencies.

Swaps and Swap-Related Products. The Funds, with the exception of the INTECH Funds, may enter into swap agreements or utilize swap-related products, including, but not limited to, total return swaps; equity swaps; interest rate swaps; commodity swaps; credit default swaps, including index credit default swaps (“CDXs”) and other event-linked swaps; swap agreements on security or commodity indices; swaps on exchange-traded funds; and currency swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into total return swaps and interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund’s obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If a

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Fund enters into a swap on other than a net basis, it would maintain segregated assets in the full amount accrued on a daily basis of its obligations with respect to the swap.

Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the over-the-counter market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions.

A Fund normally will not enter into any total return, equity, or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital’s guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser, as applicable, will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by an NRSRO will meet Janus Capital’s guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than other types of swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above. Certain swaps, such as total return swaps, may add leverage to a Fund because, in addition to its total net assets, a Fund may be subject to investment exposure on the notional amount of the swap.

Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with notional values not to exceed 10% of the net assets of the Fund), including OTC credit default swap agreements, for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement. A Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event

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were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

A Fund may invest in funded (notional value of contract paid up front) or unfunded (notional value only paid in case of default) CDXs or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.

A Fund investing in CDXs is normally only permitted to take long positions in these instruments. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Fund also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Fund. By investing in CDXs, a Fund could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.

Regulations recently enacted by the CFTC under the Dodd-Frank Act require the Funds to clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, a Fund will submit the swap to, and post collateral with, an FCM that is a clearinghouse member. Alternatively, a Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. A Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Funds to losses, increase their costs, or prevent the Funds from entering or exiting swap positions, accessing collateral, or fully implementing their investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Options on Swap Contracts. Certain Funds may purchase or write covered and uncovered put and call options on swap contracts (“swaptions”). Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Synthetic Equity Swaps. A Fund may enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rate based on the notional amount. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and a Fund will either pay or receive the net amount. A Fund will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

Structured Investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

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Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund’s gains or losses. The risk of collateral debt obligations depends largely on the type of collateral securing the obligations. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets, when combined with all other illiquid investments of each Fund. The INTECH Funds do not intend to invest in structured investments.

PORTFOLIO TURNOVER

The portfolio turnover rate of a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average of the value of the portfolio securities owned by the Fund during the year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the fiscal year. A 100% portfolio turnover rate would occur, for example, if all of the securities held by a Fund were replaced once during the fiscal year. A Fund cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of a Fund’s investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Fund’s portfolio turnover rate may be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance. The following table summarizes the portfolio turnover rates for the Funds for the last two fiscal years, unless otherwise noted.

	Portfolio Turnover Rate for	Portfolio Turnover Rate for
	the fiscal year ended	the fiscal year ended
Fund Name	June 30, 2014	June 30, 2013
Fixed Income(1)
Janus Flexible Bond Fund	118%	118%
Janus Global Bond Fund	171%	182%
Janus High-Yield Fund	67%	93%
Janus Multi-Sector Income Fund	74% (2)	N/A
Janus Real Return Fund	91%	112% (3)
Janus Short-Term Bond Fund	78%	100%
Mathematical(1)
INTECH Global Dividend Fund	51%	113%
INTECH International Fund	160%	143%
INTECH U.S. Core Fund	59%	67%
INTECH U.S. Growth Fund	110%	81%
INTECH U.S. Value Fund	150%	100%
Value
Perkins Large Cap Value Fund	34%	45%
Perkins Mid Cap Value Fund	51%	60%
Perkins Select Value Fund	76%	62%
Perkins Small Cap Value Fund	62%	60%
Perkins Value Plus Income Fund(1)	95%	97%

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(1)	Due to the nature of the securities in which it invests and/or its respective investment strategies, a Fund may have relatively high portfolio turnover compared to other funds.
(2)	February 28, 2014 (effective date) to June 30, 2014.
(3)	The increase in the portfolio turnover rate was partially due to a restructuring of the Fund’s portfolio and a change in portfolio management.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

•	Full Holdings. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of the first and third fiscal quarters, and in the annual report and semiannual report to Fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). With the exception of Funds subadvised by INTECH, portfolio holdings consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 30-day lag. For the Funds subadvised by INTECH, portfolio holdings (excluding derivatives, short positions, and other investment positions) consisting of at least the names of the holdings are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under Full Holdings for each Fund at janus.com/info (or under each Fund’s Holdings & Details tab at janus.com/allfunds if you hold Class D Shares).

Each Fund, with the exception of Funds subadvised by INTECH, may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement. Funds subadvised by INTECH may provide, upon request, historical full holdings at any time subject to a written confidentiality agreement.

•	Top Holdings. Each Fund’s (with the exception of Funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of Funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a Fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.

•	Other Information. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors (for all Funds except those subadvised by INTECH), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end (for all Funds except those subadvised by INTECH) may include the percentage of contribution/detraction to Fund performance.

Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds subadvised by INTECH disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication on its websites all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

The Janus funds’ Trustees, officers, and primary service providers, including investment advisers identified in this SAI, distributors, administrators, transfer agents, custodians, securities lending agents, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds’ insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings. Any confidentiality agreement entered into regarding disclosure of a Janus fund’s portfolio holdings includes a provision that portfolio holdings are the confidential property of that Janus fund and may not be shared

40

or used directly or indirectly for any purpose (except as specifically provided in the confidentiality agreement), including trading in fund shares.

Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital’s Chief Compliance Officer or Ethics Committee that a Janus fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds’ Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

Under extraordinary circumstances, Janus Capital’s Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

To the best knowledge of the Janus funds, as of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above under ongoing arrangements with the funds and/or Janus Capital, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of one or more subadvisers and their products.

Name	Frequency	Lag Time
Abu Dhabi Investment Council	As needed	Current
ACA Compliance Group	As needed	Current
Alan Biller and Associates	Quarterly	Current
Allianz Investment Management LLC	As needed	Current
ALPS Distributors, Inc.	As needed	Current
AnchorPath Financial, LLC	As needed	Current
Aon Hewitt	As needed	Current
Apex Systems, Inc.	As needed	Current
Aprimo, Inc.	As needed	Current
Athena Investment Services	As needed	Current
Barclays Capital Inc.	Daily	Current
Barra, Inc.	Daily	Current
Blue Sky Group B.V.	As needed	Current
BNP Paribas	Daily	Current
BNP Paribas Prime Brokerage, Inc.	Daily	Current
BNP Securities Corp.	Daily	Current
BNY Mellon Performance and Risk Analytics, LLC	Monthly	Current
Brockhouse & Cooper Inc.	Quarterly	Current
Brown Brothers Harriman & Co.	Daily	Current
Callan Associates Inc.	As needed	Current
Cambridge Associates LLC	Quarterly	Current
Canterbury Consulting Inc.	Monthly	Current
Carr Communications NYC, LLC	As needed	Current
Charles River Brokerage, LLC	As needed	Current
Charles River Systems, Inc.	As needed	Current
Charles Schwab & Co., Inc.	As needed	Current
CMS BondEdge	As needed	Current
Compri Consulting, Inc.	Daily	Current
Consulting Services Group, LLC	As needed	Current
Corporate Compliance Partners LLC	As needed	Current

41

Name	Frequency	Lag Time
Deloitte & Touche LLP	As needed	Current
Deloitte Tax LLP	As needed	Current
DeMarche Associates	As needed	Current
Deutsche Bank AG, New York Branch	As needed	Current
DTCC Loan/SERV LLC	Daily	Current
Eagle Investment Systems Corp.	As needed	Current
Ennis, Knupp & Associates, Inc.	As needed	Current
Envestnet Asset Management Inc.	As needed	Current
Ernst & Young LLP	As needed	Current
FactSet Research Systems, Inc.	As needed	Current
Financial Express Limited	As needed	Current
Financial Models Company, Inc.	As needed	Current
FlexTrade LLC	Daily	Current
Frank Russell Company	As needed	Current
FrontSide Analytics, LLC	Daily	Current
FT Interactive Data Corporation	Daily	Current
HeterMedia Services Limited	Monthly	Current
Hewitt Associates LLC	As needed	Current
Horizon Investments, LLC	As needed	Current
Infotech Consulting Inc.	Daily	Current
Institutional Shareholder Services, Inc.	Daily	Current
International Data Corporation	Daily	Current
Investment Technology Group, Inc.	Daily	Current
InvestTech Systems Consulting, Inc.	Daily	Current
J.P. Morgan Securities LLC	As needed	Current
Jeffrey Slocum & Associates, Inc.	As needed	Current
KFORCE Inc.	Daily	Current
KPMG LLP	As needed	Current
LendAmend LLC	As needed	Current
Lipper Inc.	Quarterly	Current
Marco Consulting Group, Inc.	Monthly	Current
Marquette Associates	As needed	Current
Markit EDM Limited	Daily	Current
Markit Loans, Inc.	Daily	Current
Mercer Investment Consulting, Inc.	As needed	Current
Merrill Communications LLC	Quarterly	Current
MIO Partners, Inc.	As needed	Current
Momentum Global Investment Management	As needed	Current
Moody’s Investors Service Inc.	Weekly	7 days or more
Morningstar, Inc.	As needed	30 days
New England Pension Consultants	Monthly	Current
Nikko AM Americas	As needed	Current
Nomura Funds Research & Technologies America Inc.	As needed	Current
Omgeo LLC	Daily	Current
Pacific Life	As needed	Current
Perficient, Inc.	As needed	Current
PricewaterhouseCoopers LLP	As needed	Current
Prima Capital Holding, Inc.	As needed	Current
Prima Capital Management, Inc.	Quarterly	15 days

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Name	Frequency	Lag Time
Promontory Financial Group, LLC	As needed	Current
Protiviti, Inc.	As needed	Current
QuoteVision Limited	Daily	Current
RBA, Inc.	Daily	Current
RR Donnelley and Sons Company	Daily	Current
R.V. Kuhns & Associates	As needed	Current
Reuters America Inc.	Daily	Current
Rocaton Investment Advisors, LLC	As needed	Current
Rogerscasey, Inc.	Quarterly	Current
Russell/Mellon Analytical Services, LLC	Monthly	Current
Sapient Corporation	As needed	Current
SEI Investments	As needed	Current
Serena Software, Inc.	As needed	Current
SimCorp USA, Inc.	As needed	Current
SS&C Technologies, Inc.	As needed	Current
Standard & Poor’s	Daily	Current
Standard & Poor’s Financial Services	Weekly	2 days or more
Standard & Poor’s Securities Evaluation	Daily	Current
State Street Bank and Trust Company	Daily	Current
State Street Global Advisors	Monthly	Current
Stratford Advisory Group, Inc.	As needed	Current
Summit Strategies Group	Monthly; Quarterly	Current
The Ohio National Life Insurance Company	As needed	Current
Thrivent Financial for Lutherans	As needed	Current
Top Five Solutions LLC	As needed	Current
Tower Investment	As needed	30 days
Towers Watson	As needed	Current
TradingScreen Inc.	As needed	Current
TriOptima AB	Daily	Current
UBS Global Asset Management	As needed	Current
Vintage Filings (a division of PR Newswire Association LLC)	Quarterly	45 days
Wachovia Securities LLC	As needed	Current
Wall Street On Demand, Inc.	Monthly; Quarterly	30 days; 15 days
Wilshire Associates Incorporated	As needed	Current
Wolters Kluwer Financial Services, Inc.	Monthly	Current
Xtivia, Inc.	Daily	Current
Yanni Partners, Inc.	Quarterly	Current
Zephyr Associates, Inc.	Quarterly	Current

In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information. Under no circumstance does a Janus mutual fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the described recipients of the information.

Janus Capital manages other accounts such as separately managed accounts, other pooled investment vehicles, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds’ portfolio holdings disclosure policies.

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Investment adviser and subadvisers

INVESTMENT ADVISER – JANUS CAPITAL MANAGEMENT LLC

As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. (“JCGI”), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

Each Fund’s Advisory Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Funds’ Trustees who are not parties to the Advisory Agreements or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Trustees”), and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. Each Advisory Agreement: (i) may be terminated, without the payment of any penalty, by a Fund’s Trustees, or the vote of at least a majority of the outstanding voting securities of a Fund, or Janus Capital, on 60 days’ advance written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of that Fund.

Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds’ investments, provide office space for the Funds and certain other advisory-related services. Each Fund pays custodian fees and expenses, any brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and audit expenses, interest and taxes, a portion of trade or other investment company dues and expenses, expenses of shareholders’ meetings, mailing of prospectuses, statements of additional information, and reports to shareholders, fees and expenses of all Fund Trustees, other costs of complying with applicable laws regulating the sale of Fund shares, compensation to the Funds’ transfer agent, and other costs, including shareholder servicing costs. As discussed in this section, Janus Capital has delegated certain management duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements (“Sub-Advisory Agreements”) between Janus Capital and each subadviser.

The Trust and Janus Capital have received an exemptive order from the SEC that permits Janus Capital, subject to the approval of the Trustees, to appoint or replace certain subadvisers to manage all or a portion of a Fund’s assets and enter into, amend, or terminate a subadvisory agreement with certain subadvisers without obtaining shareholder approval (a “manager-of-managers structure”). Implementation of a manager-of-managers structure, however, would need to be approved by a Fund’s shareholders. The manager-of-managers structure applies to subadvisers that are not affiliated with the Trust or Janus Capital (“non-affiliated subadvisers”), as well as any subadviser that is an indirect or direct “wholly-owned subsidiary” (as such term is defined by the 1940 Act) of Janus Capital or of another company that, indirectly or directly, wholly owns Janus Capital (collectively, “wholly-owned subadvisers”).

Pursuant to the order, Janus Capital, with the approval of the Trustees, has the discretion to terminate any subadviser and allocate and reallocate a Fund’s assets among Janus Capital and any other non-affiliated subadvisers or wholly-owned subadvisers (including terminating a non-affiliated subadviser and replacing it with a wholly-owned subadviser). Janus Capital, subject to oversight and supervision by the Trustees, has responsibility to oversee any subadviser to a Fund and to recommend for approval by the Trustees, the hiring, termination, and replacement of subadvisers for a Fund. The order also permits a Fund to disclose subadvisers’ fees only in the aggregate. In the event that Janus Capital hires a new subadviser pursuant to the manager-of-managers structure, the affected Fund would provide shareholders with information about the new subadviser and subadvisory agreement within 90 days.

Janus Capital also serves as administrator and is authorized to perform, or cause others to perform, the administration services necessary for the operation of the Funds, including, but not limited to, NAV determination, portfolio accounting, recordkeeping, blue sky registration and monitoring services, preparation of prospectuses and other Fund documents, and other services for which the Funds reimburse Janus Capital for its out-of-pocket costs. Each Fund also pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or any subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds.

Many of these costs vary from year to year which can make it difficult to predict the total impact to your Fund’s expense ratio, in particular during times of declining asset values of a Fund. Certain costs may be waived and/or reimbursed by Janus Capital to the Funds pursuant to expense limitation agreements with a Fund.

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A discussion regarding the basis for the Trustees’ approval of the Funds’ Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) is included in the Funds’ annual or semiannual report to shareholders. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Janus representative at 1-877-335-2687 (or 1-800-525-3713 if you hold Class D Shares). The reports are also available, free of charge, at janus.com/info (or janus.com/reports if you hold Class D Shares).

The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under “Average Daily Net Assets of the Fund.” Funds that pay a fee that may adjust up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period have “N/A” in the “Average Daily Net Assets of the Fund” column below. The following table also reflects the Funds’ contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the “base fee” rate prior to any performance fee adjustment for Funds that have a performance fee structure.

		Contractual
		Investment Advisory
	Average Daily Net	Fees/Base Fees (%)
Fund Name	Assets of the Fund	(annual rate)
Fixed Income

Janus Flexible Bond Fund	First $300 Million	0.50
	Over $300 Million	0.40

Janus Global Bond Fund	First $1 Billion	0.60
	Next $1 Billion	0.55
	Over $2 Billion	0.50

Janus High-Yield Fund	First $300 Million	0.65
	Over $300 Million	0.55

Janus Multi-Sector Income Fund	First $200 Million	0.60
	Next $500 Million	0.57
	Over $700 Million	0.55

Janus Real Return Fund(1)	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50

Janus Short-Term Bond Fund	First $300 Million	0.64
	Over $300 Million	0.54

Mathematical

INTECH Global Dividend Fund	All Asset Levels	0.55

INTECH International Fund	All Asset Levels	0.55

INTECH U.S. Core Fund	N/A	0.50

INTECH U.S. Growth Fund	All Asset Levels	0.50

INTECH U.S. Value Fund	All Asset Levels	0.50

Value

Perkins Large Cap Value Fund	N/A	0.64

Perkins Mid Cap Value Fund	N/A	0.64

Perkins Select Value Fund	N/A	0.70

Perkins Small Cap Value Fund	N/A	0.72

Perkins Value Plus Income Fund	All Asset Levels	0.60

(1)	Prior to October 15, 2012, the Fund’s investment advisory rate was based on a breakpoint schedule of 0.75% on the first $3 billion of the average daily closing net asset value and 0.72% on assets in excess of $3 billion.

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PERFORMANCE-BASED INVESTMENT ADVISORY FEE

Applies to INTECH U.S. Core Fund, Perkins Mid Cap Value Fund, Perkins Large Cap Value Fund, Perkins Small Cap Value Fund, and Perkins Select Value Fund only

Effective on the dates shown below, each of INTECH U.S. Core Fund, Perkins Mid Cap Value Fund, Perkins Large Cap Value Fund, Perkins Small Cap Value Fund, and Perkins Select Value Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund’s performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

	Effective Date of	Effective Date of
	Performance Fee	First Adjustment
Fund Name	Arrangement	to Advisory Fee
INTECH U.S. Core Fund	01/01/06	01/01/07
Perkins Mid Cap Value Fund	02/01/06	02/01/07
Perkins Large Cap Value Fund	01/01/09	01/01/10
Perkins Small Cap Value Fund	01/01/09	01/01/10
Perkins Select Value Fund	01/01/12	01/01/13

Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months; accordingly, only the Fund’s Base Fee Rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment advisory fee is paid monthly in arrears.

The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived

46

Class A Shares against the cumulative investment record of that Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.

The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law.

The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund’s benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund’s performance compared to its former benchmark index. Any change to a particular Fund’s benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the “Staff”) that, with respect to Funds that charge a performance fee, changing a Fund’s benchmark index used to calculate the performance fee will require shareholder approval. If there is a change in the Staff’s position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund’s benchmark index is appropriate.

Under certain circumstances, the Trustees may, without the prior approval of Fund shareholders, implement changes to the performance fee structure of a Fund as discussed above, subject to applicable law.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee Rate was 1/12th of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

The Base Fee Rate would be computed as follows:

$200 million x 0.60% ÷ 12 = $100,000

If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12th of 0.975% of $200 million.

If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12th of 0.225% of $200 million.

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Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.975% in the case of outperformance, or approximately 1/12th of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

The Base Fee Rate would be computed as follows:

$800 million x 0.60% ÷ 12 = $400,000

If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

$500 million x 0.15% ÷ 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12th of 0.694% of $800 million.

If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12th of 0.506% of $800 million.

Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.694% in the case of outperformance, or approximately 1/12th of 0.506% in the case of underperformance.

The Base Fee Rate for each Fund and the Fund’s benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

		Base Fee Rate (%)
Fund Name	Benchmark Index	(annual rate)
INTECH U.S. Core Fund	S&P 500® Index(1)	0.50	(2)
Perkins Mid Cap Value Fund	Russell Midcap® Value Index(3)	0.64	(4)
Perkins Large Cap Value Fund	Russell 1000® Value Index(5)	0.64	(4)
Perkins Small Cap Value Fund	Russell 2000® Value Index(6)	0.72	(4)
Perkins Select Value Fund	Russell 3000® Value Index(7)	0.70	(4)

(1)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
(2)	Janus Capital pays INTECH, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund. The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments).
(3)	The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index.
(4)	Janus Capital pays Perkins, the Fund’s subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of the Fund. The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period. Under the Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments, and reimbursements of expenses incurred or fees waived by Janus Capital).
(5)	The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
(6)	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.
(7)	The Russell 3000® Value Index measures the performance of those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value Index or the Russell 2000® Value Index.

The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were

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decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended June 30, 2014 are shown below.

Fund Name	Net Assets
INTECH U.S. Core Fund	$675,023,763
Perkins Mid Cap Value Fund	8,800,780,556
Perkins Large Cap Value Fund	149,319,630
Perkins Small Cap Value Fund	2,021,045,411
Perkins Select Value Fund	89,441,964

Examples: INTECH U.S. Core Fund

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the S&P 500® Index.

Example 1: Fund Outperforms Its Benchmark Index By 4.00%

If the Fund has outperformed the S&P 500® Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.50%	1/12th of 0.15%	1/12th of 0.65%

Example 2: Fund Performance Tracks Its Benchmark Index

If the Fund performance has tracked the performance of the S&P 500® Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

		Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.50%	0.00	1/12th of 0.50%

Example 3: Fund Underperforms Its Benchmark Index By 4.00%

If the Fund has underperformed the S&P 500® Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.50%	1/12th of -0.15%	1/12th of 0.35%

Under the terms of the current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of INTECH U.S. Core Fund, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on INTECH U.S. Core Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the S&P 500® Index.

Examples: Perkins Mid Cap Value Fund

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell Midcap® Value Index.

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Example 1: Fund Outperforms Its Benchmark Index By 4.00%

If the Fund has outperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%

Example 2: Fund Performance Tracks Its Benchmark Index

If the Fund performance has tracked the performance of the Russell Midcap® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

		Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

Example 3: Fund Underperforms Its Benchmark Index By 4.00%

If the Fund has underperformed the Russell Midcap® Value Index by 4.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Perkins Mid Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Mid Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell Midcap® Value Index.

Examples: Perkins Large Cap Value Fund

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 3.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 1000® Value Index.

Example 1: Fund Outperforms Its Benchmark Index By 3.50%

If the Fund has outperformed the Russell 1000® Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	1/12th of 0.15%	1/12th of 0.79%

Example 2: Fund Performance Tracks Its Benchmark Index

If the Fund performance has tracked the performance of the Russell 1000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

		Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	0.00	1/12th of 0.64%

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Example 3: Fund Underperforms Its Benchmark Index By 3.50%

If the Fund has underperformed the Russell 1000® Value Index by 3.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.64%	1/12th of -0.15%	1/12th of 0.49%

Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Perkins Large Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Large Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 1000® Value Index.

Examples: Perkins Small Cap Value Fund

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 2000® Value Index.

Example 1: Fund Outperforms Its Benchmark Index By 5.50%

If the Fund has outperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.72%	1/12th of 0.15%	1/12th of 0.87%

Example 2:  Fund Performance Tracks Its Benchmark Index

If the Fund performance has tracked the performance of the Russell 2000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

		Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.72%	0.00	1/12th of 0.72%

Example 3: Fund Underperforms Its Benchmark Index By 5.50%

If the Fund has underperformed the Russell 2000® Value Index by 5.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.72%	1/12th of -0.15%	1/12th of 0.57%

Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Perkins Small Cap Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Small Cap Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 2000® Value Index.

Examples: Perkins Select Value Fund

The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 5.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund’s

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Class A Shares (waiving the upfront sales load) compared to the cumulative investment record of the Russell 3000® Value Index.

Example 1: Fund Outperforms Its Benchmark Index By 5.00%

If the Fund has outperformed the Russell 3000® Value Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.70%	1/12th of 0.15%	1/12th of 0.85%

Example 2: Fund Performance Tracks Its Benchmark Index

If the Fund performance has tracked the performance of the Russell 3000® Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

		Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.70%	0.00	1/12th of 0.70%

Example 3: Fund Underperforms Its Benchmark Index By 5.00%

If the Fund has underperformed the Russell 3000® Value Index by 5.00% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

Total Advisory Fee Rate
Base Fee Rate	Performance Adjustment Rate	for that Month
1/12th of 0.70%	1/12th of -0.15%	1/12th of 0.55%

Because the Fund is a newer fund that commenced operations on December 15, 2011, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund’s current assets than would be the case if the Fund’s net assets remained constant during the entire performance measurement period.

Under the terms of the current Sub-Advisory Agreement between Janus Capital and Perkins, on behalf of Perkins Select Value Fund, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Perkins Select Value Fund’s Class A Shares’ (waiving the upfront sales load) performance compared to the investment record of the Russell 3000® Value Index.

EXPENSE LIMITATIONS

Janus Capital agreed by contract to waive the advisory fee payable by each Fund listed in the following table, or reimburse expenses, in an amount equal to the amount, if any, that such Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees (if applicable), distribution and shareholder servicing fees (12b-1) applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares, the administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the “Fees and Expenses of the Fund” table in the Fund Summary of each Prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue each waiver until at least November 1, 2015.

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	Expense Limit
Fund Name	Percentage (%)
Fixed Income
Janus Flexible Bond Fund	0.51
Janus Global Bond Fund	0.66
Janus High-Yield Fund	0.69
Janus Multi-Sector Income Fund	0.71	(1)
Janus Real Return Fund	0.47
Janus Short-Term Bond Fund	0.49
Mathematical
INTECH Global Dividend Fund	0.50	(2)
INTECH International Fund	0.95
INTECH U.S. Core Fund	0.80	(3)
INTECH U.S. Growth Fund	0.83
INTECH U.S. Value Fund	0.79
Value
Perkins Large Cap Value Fund	0.75	(3)
Perkins Mid Cap Value Fund	0.77	(3)
Perkins Select Value Fund	0.77	(3)
Perkins Small Cap Value Fund	0.96	(3)
Perkins Value Plus Income Fund	0.68

(1)	Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations (February 28, 2014) and expiring on the third anniversary of the commencement of operations or until the Fund’s assets meet the first breakpoint in the investment advisory fee schedule, whichever occurs first, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated.

(2)	Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund, beginning with the commencement of operations (December 15, 2011) and expiring on the third anniversary of the commencement of operations, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions previously noted, exceed the percentage stated. For periods prior to April 2, 2012, the expense limit was 1.00%.

(3)	Effective January 1, 2006 for INTECH U.S. Core Fund, February 1, 2006 for Perkins Mid Cap Value Fund, January 1, 2009 for Perkins Large Cap Value Fund and Perkins Small Cap Value Fund, and January 1, 2012 for Perkins Select Value Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund’s performance relative to its respective benchmark index over the performance measurement period. Additional details are included in the “Performance-Based Investment Advisory Fee” section of this SAI. Because a fee waiver will have a positive effect upon the Fund’s performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. Unless terminated, revised, or extended, each Fund’s expense limit will be in effect until at least November 1, 2015.

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The following table summarizes the investment advisory fees paid by each Fund and any advisory fee waivers pursuant to the investment advisory fee agreement in effect during the last three fiscal years ended June 30, unless otherwise noted.

	2014				2013				2012
	Advisory	Waivers(−)/			Advisory	Waivers(−)/			Advisory
Fund Name	Fees	Recoupment			Fees	Recoupment			Fees		Waivers(−)
Fixed Income
Janus Flexible Bond Fund	$24,508,030	−$	836,491		$23,978,600	−$	142,434		$17,567,455			$—
Janus Global Bond Fund	$1,550,917	−$	3,634/ $51,080	(1)	$573,698	−$	58,101/ $17,350	(1)	$202,863		−$	131,541
Janus High-Yield Fund	$14,494,713		$—		$13,766,624		$—		$10,954,961			$—
Janus Multi-Sector Income Fund	$24,938 (2)	−$	24,938	(3)	N/A		N/A		N/A			N/A
Janus Real Return Fund	$93,786	−$	93,786	(3)	$140,347	−$	140,347	(3)(4)	$306,461		−$	306,461	(3)
Janus Short-Term Bond Fund	$16,371,918	−$	2,391,040		$16,669,870	−$	2,161,351		$16,405,788		−$	3,540,556
Mathematical
INTECH Global Dividend Fund	$80,737	−$	80,737	(3)	$48,686	−$	48,686	(3)	$20,976	(5)	−$	20,976	(3)(5)
INTECH International Fund	$386,216	−$	96		$239,112	−$	342		$172,741		−$	39,321
INTECH U.S. Core Fund	$3,361,837		$—		$2,209,015		$—		$1,715,886			$—
INTECH U.S. Growth Fund	$1,484,071		$—		$1,450,201		$—		$1,573,055			$—
INTECH U.S. Value Fund	$529,291	−$	1,717		$501,245		$—		$477,424		−$	175
Value
Perkins Large Cap Value Fund	$686,515	−$	30,004		$766,379	−$	362		$830,696			$—
Perkins Mid Cap Value Fund	$46,801,793	−$	34,130		$59,664,608	−$	484,440		$72,292,075		−$	553,977
Perkins Select Value Fund	$461,448	−$	81,494		$425,107	−$	221		$230,054	(6)	−$	84,111
Perkins Small Cap Value Fund	$12,757,114	−$	7,526		$14,817,526	−$	502,213		$21,810,034		−$	919,728
Perkins Value Plus Income Fund	$366,662	−$	187,292		$316,297	−$	177,313		$253,207		−$	205,009

(1)	Amount shown reflects Janus Capital’s recoupment of previously waived or reimbursed expenses of the Fund.
(2)	February 28, 2014 (effective date) to June 30, 2014.
(3)	The fee waiver by Janus Capital exceeded the advisory fee.
(4)	Effective October 15, 2012, the Fund’s expense limit changed from 1.00% to 0.76% (prior to any applicable exclusions described under Expense Limitations).
(5)	December 15, 2011 (effective date) to June 30, 2012. Effective April 2, 2012, the Fund’s expense limit changed from 1.00% to 0.50% (prior to any applicable exclusions described under Expense Limitations).
(6)	December 15, 2011 (effective date) to June 30, 2012.

SUBADVISERS

Janus Capital has entered into Sub-Advisory Agreements on behalf of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund.

INTECH INVESTMENT MANAGEMENT LLC

Janus Capital has entered into Sub-Advisory Agreements with INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund.

INTECH and its predecessors have been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 97% of INTECH.

Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with

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brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

Under the Sub-Advisory Agreements, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by each of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund; and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund, and INTECH U.S. Value Fund).

The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees or the vote of at least a majority of each Fund’s outstanding voting securities, on 60 days’ advance written notice. The Sub-Advisory Agreements may be terminated by Janus Capital or INTECH at any time, without penalty, by giving 60 days’ advance written notice to the other party, or by Janus Capital or the Trust without advance notice if INTECH is unable to discharge its duties and obligations. The Funds’ Sub-Advisory Agreements terminate automatically in the event of the assignment or termination of the Funds’ Investment Advisory Agreements. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.

PERFORMANCE-BASED SUBADVISORY FEE

Applies to INTECH U.S. Core Fund

Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement was restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustment). Effective January 1, 2006, the subadvisory fee rate for INTECH U.S. Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund’s load-waived Class A Shares relative to the S&P 500® Index. Any performance adjustment commenced January 2007. Prior to such time, only the previous fixed rate applied. Janus Capital, and not INTECH U.S. Core Fund, pays this fee. The following discussion provides additional details regarding this change.

On December 29, 2005, shareholders of INTECH U.S. Core Fund approved an Amended Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund’s load-waived Class A Shares relative to its benchmark index, the S&P 500® Index.

PERKINS INVESTMENT MANAGEMENT LLC

Janus Capital has entered into Sub-Advisory Agreements with Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund.

Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns 100% of Perkins.

Under the Sub-Advisory Agreements between Janus Capital and Perkins, Perkins is responsible for the day-to-day investment operations of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and the equity portion of Perkins Value Plus Income Fund. Investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust’s registration statement. Perkins: (i) manages the investment operations of the Funds; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Funds, their condition, investment decisions and considerations; (iii) maintains

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all books and records required under federal securities law relating to day-to-day portfolio management of the Funds; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports. The Sub-Advisory Agreements provide that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

Under the Sub-Advisory Agreements, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustments, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers or expense reimbursements).

The Sub-Advisory Agreements with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the vote of a majority of the Independent Trustees, and by either the Funds’ Trustees or the affirmative vote of a majority of the outstanding voting securities of each Fund. The Sub-Advisory Agreements are subject to termination at any time, without penalty, by the Trustees, the vote of at least a majority of the outstanding voting securities of each Fund, or Janus Capital, upon 60 days’ advance written notice, or by Perkins by giving 90 days’ advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins), or by Janus Capital or the Trust without advance notice if Perkins is unable to discharge its duties and obligations. Each Fund’s Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Fund’s respective Investment Advisory Agreement. Each Fund’s Sub-Advisory Agreement generally may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of each Fund.

PERFORMANCE-BASED SUBADVISORY FEE

Applies to Perkins Large Cap Value Fund

Perkins Large Cap Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment commenced January 2010. Prior to such time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred, or fees waived by Janus Capital).

Applies to Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund

As a result of shareholder approval of Perkins Mid Cap Value Fund’s and Perkins Small Cap Value Fund’s amended investment advisory agreement between Janus Capital and the Trust, on behalf of each Fund, effective February 1, 2006 for Perkins Mid Cap Value Fund and January 1, 2009 for Perkins Small Cap Value Fund, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of each Fund’s Class A Shares (waiving the upfront sales load) relative to the Russell Midcap® Value Index for Perkins Mid Cap Value Fund and the Russell 2000® Value Index for Perkins Small Cap Value Fund, each Fund’s respective benchmark index. Any performance adjustment commenced February 2007 for Perkins Mid Cap Value Fund and January 2010 for Perkins Small Cap Value Fund. Prior to such time, only the previous fixed rates applied. In accordance with the Sub-Advisory Agreements, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from each Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred, or fees waived by Janus Capital).

Applies to Perkins Select Value Fund

Perkins Select Value Fund has an investment advisory fee rate that adjusts up or down based upon the performance of the Fund’s Class A Shares (waiving the upfront sales load) relative to the cumulative performance of its benchmark index over the performance measurement period. Any performance adjustment commenced January 2013. Prior to such time, only the fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Fund (net of any applicable performance fee adjustments, reimbursement of expenses incurred, or fees waived by Janus Capital).

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SUBADVISORY FEES

Under each Sub-Advisory Agreement, each respective subadviser was compensated according to the following schedule for the fiscal year ended June 30, 2014.

		Subadvisory
Fund Name	Subadviser	Fee Rate (%)
Mathematical

INTECH Global Dividend Fund	INTECH	0.275	(1)

INTECH International Fund	INTECH	0.275	(1)

INTECH U.S. Core Fund	INTECH	0.25	(2)

INTECH U.S. Growth Fund	INTECH	0.25

INTECH U.S. Value Fund	INTECH	0.25	(1)

Value

Perkins Large Cap Value Fund	Perkins	0.32	(1)(2)

Perkins Mid Cap Value Fund	Perkins	0.32	(1)(2)

Perkins Select Value Fund	Perkins	0.35	(1)(2)

Perkins Small Cap Value Fund	Perkins	0.36	(1)(2)(3)

Perkins Value Plus Income Fund	Perkins	0.15	(1)

(1)	Prior to any fee reimbursement, if applicable.
(2)	Prior to any performance adjustment, if applicable.
(3)	Effective January 1, 2009, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund’s annual average daily net assets to a fee equal to 50% of the investment advisory fee rate paid by the Fund to Janus Capital (net of any applicable performance fee adjustment).

The INTECH Funds pay no fees directly to INTECH, and the Value Funds pay no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Fund’s respective advisory fees. With respect to INTECH Global Dividend Fund, INTECH International Fund, and INTECH U.S. Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital.

The following table summarizes the subadvisory fees paid by Janus Capital pursuant to the subadvisory fee agreements in effect during the fiscal years ended June 30.

	2014	2013	2012
Fund Name	Subadvisory Fees	Subadvisory Fees	Subadvisory Fees
Mathematical

INTECH Global Dividend Fund	$— (1)	$— (1)	$—	(1)(2)

INTECH International Fund	$193,062	$119,404	$58,023

INTECH U.S. Core Fund	$1,665,490	$1,114,778	$858,292

INTECH U.S. Growth Fund	$742,036	$725,104	$786,524

INTECH U.S. Value Fund	$263,787	$250,625	$238,622

Value

Perkins Large Cap Value Fund	$327,811	$381,274	$409,071

Perkins Mid Cap Value Fund	$23,455,551	$29,609,151	$35,313,070

Perkins Select Value Fund	$189,774	$208,362	$72,950	(2)

Perkins Small Cap Value Fund	$6,391,053	$7,393,476	$10,466,485

Perkins Value Plus Income Fund	$44,893	$34,771	$12,032

(1)	The fee waiver exceeded the subadvisory fee.
(2)	December 15, 2011 (effective date) to June 30, 2012.

Prior to October 15, 2012, Janus Capital paid subadvisory fees on behalf of Janus Real Return Fund to Armored Wolf, LLC pursuant to a subadvisory agreement. For the fiscal period July 1, 2012 to October 15, 2012, Janus Capital paid $20,674 in subadvisory fees. For the fiscal year ended June 30, 2012, Janus Capital paid $85,629. The subadvisory agreement was terminated effective October 15, 2012.

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PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

In addition to payments made under 12b-1 plans, Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell certain classes of Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of Shares may create an incentive for an intermediary to promote or favor other share classes of the Janus funds. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors and their weightings may differ from one intermediary to another and may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A Shares and Class C Shares, and for certain financial intermediaries with advisory platforms, Class I Shares, are AIG Advisor Group, Inc. and its broker-dealer subsidiaries; Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley Smith Barney, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; and Wells Fargo Advisors, LLC and its broker-dealer affiliates. These fees may be in addition to fees paid from a Fund’s assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.

In addition, for all share classes (with the exception of Class D Shares and Class N Shares), Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a Fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments.

Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for, or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for such financial intermediaries to raise awareness of the Funds. Janus Capital or its affiliates may make payments to participate in intermediary marketing support programs which may provide Janus Capital or its affiliates with one or more of the following benefits: attendance at sales conferences, participation in meetings or training sessions, access to or information about intermediary personnel, use of an intermediary’s marketing and communication infrastructure, fund analysis tools, business planning and strategy sessions with intermediary personnel, information on industry- or platform-specific developments, trends and service providers, and other marketing-related services. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

The receipt of (or prospect of receiving) payments, reimbursements, and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds’ shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds’ shares over sales of another Janus funds’ share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the

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Janus funds within such financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary’s organization.

From time to time, certain financial intermediaries approach Janus Capital to request that Janus Capital make contributions to certain charitable organizations. In these cases, Janus Capital’s contribution may result in the financial intermediary, or its salespersons, recommending Janus funds over other mutual funds (or non-mutual fund investments).

The payment arrangements described above will not change the price an investor pays for Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and, if applicable, when considering which share class of a Fund is most appropriate for you.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts, as well as other pooled investment vehicles, such as hedge funds. Janus Capital has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. As such, investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts’ ability to participate in volume transactions may produce better executions and prices for the accounts.

With respect to allocations of initial public offerings of equity securities or syndicate offerings of bonds (each a “Primary Offering”), under Primary Offering allocation procedures adopted by Janus Capital and Perkins, an account may participate in a Primary Offering if the portfolio managers and/or investment personnel believe the Primary Offering is an appropriate investment based on the account’s investment restrictions, risk profile, asset composition, and/or cash levels. For equity securities, these Primary Offering allocation procedures generally require that all shares purchased in a Primary Offering be allocated on a pro rata basis to all participating accounts based upon the total assets of each account. For syndicated bond offerings, the Primary Offering procedures generally require that all bonds purchased be allocated on a pro rata basis to all participating accounts within the same investment strategy (as opposed to pro rata across all participating accounts). To the extent a fund, such as a new fund, has only affiliated shareholders, such as a portfolio manager or an adviser, and the fund participates in a Primary Offering, those shareholders may be perceived as receiving a benefit and, as a result, may have a conflict with management of the fund.

Janus Capital is permitted to adjust its allocation procedures to address fractional shares, odd lots, or minimum issue sizes. In certain circumstances, and subject to its allocation procedures, Janus Capital may deviate from a pro-rata allocation to account for allocation sizes that are deemed, by the portfolio managers and/or investment personnel, to be de minimis to certain eligible accounts or to address situations specific to individual accounts (e.g., cash limitations, position weightings, etc.). Participation in Primary Offerings may impact performance. In particular, the allocation of securities may have the unintended consequence of having a greater impact (positive or negative) on the performance of one or more accounts compared to other accounts.

In connection with investment in People’s Republic of China (“PRC”) local market securities, Janus Capital has developed Qualified Foreign Institutional Investor (“QFII”) allocation procedures to address potential conflicts of interest and to

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equitably and effectively administer QFII operations and the allocation of available investment quota. Janus Capital seeks to allocate quota and administer its QFII role in the best interests of various participating accounts. The procedures also seek to address and mitigate instances where conflicts of interest could exist with regard to the repatriation of assets. Janus Capital will seek to make quota allocation decisions and administer its QFII role without regard to any potential loss of quota which may occur if participating accounts determine to repatriate assets and there is not sufficient interest across other accounts to utilize the available quota. The procedures address additional considerations related to a given account’s objectives, policies and strategies. Janus Capital will consider, among other things, the appropriateness of investment in PRC local market securities in light of the objective, investment time horizon and risk management objectives of the account, whether the account’s liquidity position after a desired quota allocation would continue to maintain a level deemed to be adequate, and whether the desired quota allocation is deemed to be de minimis and the resulting burdens on administration and custody costs to the account outweigh perceived benefit of an investment.

Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Janus funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit a portfolio manager from executing a short sale on a security held long in any other portfolio that he or she manages but is not held long in the account in which the manager is placing the short. Note this does not prohibit shorting against the box. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Janus funds and accounts.

INTECH has adopted its own allocation procedures, which apply to the INTECH Funds. INTECH, the subadviser for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund, generates daily trades for all of its clients, including the INTECH Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Perkins, the subadviser for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and for approximately half of Perkins Value Plus Income Fund, may buy and sell securities or engage in other investments on behalf of multiple clients, including the Value Funds. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client’s portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

The Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Pursuant to the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. In addition, Janus Capital receives an investment advisory fee for managing the cash management vehicle used for its securities lending program, but it may not receive a fee for managing certain other affiliated cash management vehicles, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

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The officers and Trustees of the Janus funds may also serve as officers and Trustees of the Janus “funds of funds,” which are funds that primarily invest in other Janus mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the other Janus mutual funds. The Trustees intend to address any such conflicts as deemed appropriate.

Janus Ethics Rules

Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Policy, Gift and Entertainment Policy, and Outside Business Activity Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) refrain from using any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

Under the Personal Trading Policy, all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Personal Trading Policy. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Personal Trading Policy.

In addition to the pre-clearance requirement described above, the Personal Trading Policy subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Personal Trading Policy and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

Each Fund’s Trustees have delegated to Janus Capital or the Fund’s subadviser, as applicable, the authority to vote all proxies relating to such Fund’s portfolio securities in accordance with Janus Capital’s or the applicable subadviser’s own policies and procedures. Summaries of Janus Capital’s and the applicable subadviser’s policies and procedures are available without charge: (i) upon request, by calling 1-800-525-0020; (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov.

A complete copy of Janus Capital’s proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.

Each Fund’s proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

JANUS CAPITAL MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Janus Capital seeks to vote proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Janus Capital has developed proxy voting guidelines (the “Janus Guidelines”) that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the “Proxy Voting Committee”) in

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consultation with Janus Capital’s portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders’ interests. The Proxy Voting Committee also reviews policy rationale provided by the Proxy Voting Service related to voting recommendations for the upcoming proxy season. Once the Proxy Voting Committee establishes its recommendations and revises the Janus Guidelines, they are distributed to Janus Capital’s portfolio managers for review and implementation. Mutual fund proxies are generally voted in accordance with the Janus Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.

While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital’s portfolio managers, it does not have proxy voting authority for any proprietary or nonproprietary mutual fund. In addition, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service provides research and recommendations on proxy issues. Janus Capital’s portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Certain Funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a Fund cannot vote the shares. The portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager has discretion to vote differently than the Janus Guidelines.

The Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Janus Guidelines. On a quarterly basis, the Proxy Voting Committee reviews records of any votes that were cast differently than the Janus Guidelines and the related rationales for such votes. Additionally, and in instances where a portfolio manager proposes to vote a proxy inconsistent with the Janus Guidelines and a potential conflict is identified, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager’s rationale is reasonable, the Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

Board of Directors Issues

Janus Capital: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Executive Compensation Issues

Janus Capital reviews executive compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Janus Capital will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service).

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General Corporate Issues

Janus Capital: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH INVESTMENT MANAGEMENT LLC PROXY VOTING PROCEDURES

The following are the procedures for INTECH, with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies, and the keeping of records relating to proxy voting.

General Policy. INTECH’s investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, INTECH does not perform extensive corporate research or analysis. Accordingly, INTECH has engaged Institutional Shareholder Services Inc. (“ISS”), an independent proxy voting service provider, to vote all proxies on behalf of client accounts in accordance, at the client’s discretion, with ISS’ Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Socially Responsible Investing Proxy Voting Guidelines (“Social Guidelines”), Sustainability Proxy Voting Guidelines, or Catholic Faith-Based U.S. Proxy Voting Guidelines (collectively referred to as the “ISS Recommendations”). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

INTECH will vote all proxies on behalf of clients’ accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by a client, INTECH will vote:

•	Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with ISS’ Benchmark Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.

•	Union and Union Taft-Hartley clients in accordance with ISS’ Taft-Hartley Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.

•	Public Fund clients in accordance with ISS’ Public Fund Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.

•	Not-For-Profit (including Endowments and Foundations) clients in accordance with either ISS’ Social Guidelines, Sustainability Proxy Voting Guidelines (“Sustainability Guidelines”), or Catholic Faith-Based U.S. Proxy Voting Guidelines (“Catholic Guidelines”). The Social Guidelines recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The Sustainability Guidelines represent a “middle of the road” approach to corporate governance and proxy voting that aligns with the perspectives of mainstream investors, including the UNPRI (United Nations Principles of Responsible Investing) signatories that are looking to incorporate Environmental, Social and corporate Governance (“ESG”) considerations into their investment decision-making processes and proxy voting practices to a greater extent. The Catholic Guidelines are consistent with the objectives of socially responsible shareholders as well as the teachings of Catholicism and Christianity as a whole. On matters of social and environmental impact, these guidelines seek to reflect a broad consensus of the faith-based socially responsible investing community.

INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.issgovernance.com/policy.

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INTECH will only accept direction from a client to vote proxies for its account pursuant to the ISS Recommendations. Of course, clients are always welcome to retain proxy-voting authority or to revoke previously granted, proxy-voting authority.

INTECH understands the importance of exercising its clients’ votes and will take all reasonable steps to exercise this right in all cases. However, in some circumstances, it may be impractical or sometimes impossible for INTECH to vote. For example, with respect to clients that have elected to participate in securities lending, it is generally impractical for INTECH to call back securities to vote proxies. Some markets require that securities be “blocked”1 or re-registered to vote at a company’s meeting. Absent an issue of compelling economic importance, INTECH will generally not vote due to the loss of liquidity imposed by these requirements. Further, the costs of voting (e.g., custodian fees, vote agency fees, etc.) in emerging and other international markets may be substantially higher than in the United States. As such, INTECH may limit its voting on securities in instances where the issues presented are unlikely to have a material impact on shareholder value.

Delegation of Proxy Voting Administration. INTECH has engaged the services of the Janus Securities Operations Group to oversee ISS in the administration for its proxy voting.

Janus Securities Operations Group. The Janus Securities Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS Recommendations.

Voting and Use of Proxy Voting Service. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS to assist in the voting of proxies. ISS is responsible for coordinating with clients’ custodians to ensure that all proxy materials received by the custodians relating to clients’ portfolio securities are processed timely. ISS is responsible for working with the Janus Securities Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital, or clients, upon request. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with ISS’ Benchmark Proxy Voting Guidelines.

Conflicts of Interest. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

•	ISS shall vote all proxies on INTECH’s behalf in accordance with the ISS Recommendations. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

•	The Janus Securities Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH’s Chief Compliance Officer. The Janus Securities Operations Group shall maintain records of all overrides, including all required authorizations.

•	Without limiting the foregoing, the Janus Securities Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

•	Any attempts to influence the proxy voting process shall be reported immediately to INTECH’s Chief Compliance Officer.

•	All client accounts are prohibited from investing in securities of Janus Capital or its publicly traded affiliates. INTECH maintains a restricted list of securities that may not be purchased on behalf of individual accounts, which includes, among other things, affiliates of such accounts. INTECH’s trading system is designed to prohibit transactions in all securities on the restricted list.

•	At least annually, INTECH reviews ISS’ Policies, Procedures, and Practices Regarding Potential Conflicts of Interest (“ISS’ Conflict Policy”), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS’ Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.

In light of such procedures and controls, potential or actual conflicts in the proxy-voting process are rare. In the unusual circumstance that a particular proxy vote may present a potential or actual conflict, the matter shall be referred to INTECH’s Proxy Review Group, which is composed of INTECH’s Chief Administrative Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer. To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS Recommendation unless otherwise determined by the Proxy Review Group.

1 Share blocking is a mechanism used by certain global jurisdictions whereby shares to be voted are frozen and may not be traded for a specified period of time prior to a shareholder meeting. Share blocking is intended to facilitate the voting process; however, it also imposes constraints as a pending trade may fail if it settles during the blocked period.

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Reporting and Record Retention. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client’s account. Janus Capital, on INTECH’s behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the relevant ISS Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC’s EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

Review of Policy. From time to time, INTECH reviews this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interests of clients.

PERKINS INVESTMENT MANAGEMENT LLC
PROXY VOTING SUMMARY FOR MUTUAL FUNDS

Perkins seeks to vote proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service, Institutional Shareholder Services Inc. (“Proxy Voting Service”), subject to specific provisions in a client’s account documentation related to exception voting.

Proxy Voting Procedures

Perkins has developed proxy voting guidelines (the “Perkins Guidelines”) that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by Perkins in consultation with the Janus Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager has discretion to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins’ behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. Mutual fund proxies are generally voted in accordance with the Perkins Guidelines. However, upon request, certain non-mutual fund client proxies are voted in accordance with the Proxy Voting Service’s Taft-Hartley guidelines (the “Taft-Hartley Guidelines”), which were developed in conjunction with the AFL-CIO and have a worker-owner view of long-term corporate value.

While the Janus Proxy Voting Committee serves as a resource for Perkins and its portfolio managers, the Committee does not have proxy voting authority for any proprietary or nonproprietary mutual fund. Perkins’ portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Although Perkins-managed funds will generally not participate in securities lending, certain funds may participate in a securities lending program under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation. Generally, if shares of an issuer are on loan during a proxy solicitation, a fund cannot vote the shares. If applicable, the portfolio managers have discretion to pull back lent shares before proxy record dates and vote proxies if time permits.

The Janus Proxy Voting Committee serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. Perkins representatives work closely with the Janus Proxy Voting Committee in administering and overseeing the Perkins proxy voting procedures. Perkins and the Janus Proxy Voting Committee’s oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Perkins and the Janus Proxy Voting Committee believe that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the Perkins Guidelines. For proxy votes that are inconsistent with the Perkins Guidelines and a potential conflict is identified, the Janus Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. If the Janus Proxy Voting Committee does not agree that the portfolio manager’s rationale is reasonable, the Janus Proxy Voting Committee will refer the matter to the appropriate Chief Investment Officer(s) (or the Director of Research in his/her absence) to determine how to vote.

Proxy Voting Policies

Below is a summary of some of the Perkins Guidelines.

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Board of Directors Issues

Perkins: (i) will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors; (ii) will generally vote in favor of proposals to increase the minimum number of independent directors; and (iii) will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

Auditor Issues

Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

Executive Compensation Issues

Perkins reviews executive compensation-related proposals on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, as identified by the Proxy Voting Service, the proposed equity-based compensation plan will generally be opposed. In addition, proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock options that are automatically granted if outstanding stock options are exercised during a window period) will generally be opposed. Perkins will generally vote in favor with regard to advisory votes on executive compensation (say-on-pay), unless problematic pay practices are maintained (as determined by the Proxy Voting Service).

General Corporate Issues

Perkins: (i) will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers); (ii) will generally oppose proposals for different classes of stock with different voting rights; and (iii) will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers, unless such measures are designed primarily as a short-term means to protect a tax benefit. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

Shareholder Proposals

If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

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Custodian, transfer agent, and certain affiliations

State Street Bank and Trust Company (“State Street”), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds and of an affiliated cash management pooled investment vehicle. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds’ securities and cash held outside the United States. The Funds’ Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

Deutsche Bank AG (“Deutsche Bank”) acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement (“Lending Agreement”). In addition, The Bank of New York Mellon and JPMorgan Chase Bank may act as limited purpose subcustodians in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.

Janus Services LLC (“Janus Services”), 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries may charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares of the Funds pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares of each Fund for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of 0.25% of the average daily net assets of Class R Shares, Class S Shares, and Class T Shares of each Fund for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus.

For the fiscal years ended June 30, unless otherwise noted, the total amounts paid by Class D Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds to Janus Services for administrative services are summarized below. For Class R Shares, Class S Shares, and Class T Shares, Janus Services pays out all or substantially all of the amount reflected as compensation to broker-dealers and service providers.

	2014	2013	2012
	Administrative	Administrative	Administrative
Fund Name	Services Fees(1)	Services Fees(1)	Services Fees(1)
Fixed Income

Janus Flexible Bond Fund
Class D Shares	$813,398	$990,129	$897,486
Class R Shares	$61,183	$73,650	$34,151
Class S Shares	$205,243	$190,823	$164,141
Class T Shares	$2,656,385	$3,243,337	$2,549,503

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	2014		2013	2012
	Administrative		Administrative	Administrative
Fund Name	Services Fees(1)		Services Fees(1)	Services Fees(1)
Janus Global Bond Fund
Class D Shares	$10,600		$13,932	$12,682
Class S Shares	$378		$1,200	$1,680
Class T Shares	$17,319		$8,891	$11,860

Janus High-Yield Fund
Class D Shares	$448,782		$434,016	$373,042
Class R Shares	$4,747		$3,647	$2,704
Class S Shares	$16,374		$17,222	$14,579
Class T Shares	$3,381,162		$3,440,167	$2,746,978

Janus Multi-Sector Income Fund
Class D Shares	$901	(2)	N/A	N/A
Class S Shares	$1,444	(2)	N/A	N/A
Class T Shares	$1,458	(2)	N/A	N/A

Janus Real Return Fund
Class D Shares	$6,934		$5,860	$9,070
Class S Shares	$2,598		$1,183	$12,202
Class T Shares	$4,186		$1,446	$12,782

Janus Short-Term Bond Fund
Class D Shares	$242,771		$252,482	$249,188
Class S Shares	$8,815		$10,368	$12,492
Class T Shares	$5,250,456		$5,414,936	$4,753,705

Mathematical

INTECH Global Dividend Fund
Class D Shares	$7,556		$3,794	$1,127	(3)
Class S Shares	$14		$691	$1,136	(3)
Class T Shares	$1,657		$2,251	$1,436	(3)

INTECH International Fund
Class S Shares	$43		$158	$808
Class T Shares	$2,802		$170	$97

INTECH U.S. Core Fund
Class D Shares	$307,168		$231,131	$202,007
Class S Shares	$61,234		$12,029	$11,182
Class T Shares	$320,961		$228,522	$186,942

INTECH U.S. Growth Fund
Class S Shares	$44,285		$43,611	$38,702
Class T Shares	$89,547		$10,975	$177

INTECH U.S. Value Fund
Class S Shares	$62		$84	$395
Class T Shares	$24,395		$473	$91

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	2014	2013	2012
	Administrative	Administrative	Administrative
Fund Name	Services Fees(1)	Services Fees(1)	Services Fees(1)
Value

Perkins Large Cap Value Fund
Class D Shares	$44,219	$29,446	$20,073
Class S Shares	$268	$1,269	$1,247
Class T Shares	$8,349	$6,258	$5,565

Perkins Mid Cap Value Fund
Class D Shares	$1,086,114	$1,009,086	$1,017,676
Class R Shares	$359,385	$406,860	$394,254
Class S Shares	$1,329,409	$1,912,273	$1,981,455
Class T Shares	$11,528,086	$14,663,828	$16,462,152

Perkins Select Value Fund
Class D Shares	$6,993	$5,119	$1,040	(3)
Class S Shares	$19	$15	$14	(3)
Class T Shares	$3,670	$3,184	$881	(3)

Perkins Small Cap Value Fund
Class D Shares	$94,681	$86,632	$90,961
Class R Shares	$70,826	$77,764	$85,398
Class S Shares	$201,616	$214,370	$235,722
Class T Shares	$1,890,437	$2,140,595	$2,522,669

Perkins Value Plus Income Fund
Class D Shares	$33,090	$26,948	$19,260
Class S Shares	$6,174	$5,642	$7,152
Class T Shares	$10,934	$8,556	$9,418

(1)	Amounts for certain Funds and/or share classes may include the reimbursement of administrative services fees by Janus Capital to the Funds.
(2)	February 28, 2014 (effective date) to June 30, 2014.
(3)	December 15, 2011 (effective date) to June 30, 2012.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Through Janus Services, the Funds pay DST Systems, Inc. (“DST”) fees for the use of DST’s shareholder accounting system, as well as for certain broker-controlled accounts and closed accounts. These fees are in addition to any administrative services fees paid to Janus Services. The Funds also use and pay for DST systems to track and process contingent deferred sales charges. These fees are only charged to classes of the Funds with contingent deferred sales charges, as applicable.

Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund’s Shares and accepts orders at NAV per share of the relevant class. The cash-compensation amount or rate at which Janus Distributors’ registered representatives are paid for sales of products may differ based on a type of fund or a specific trust or the distribution channel or platform. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation amount or rate. You should consider these arrangements when evaluating any recommendations of your registered representative.

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Portfolio transactions and brokerage

Janus Capital places all portfolio transactions of the Funds, except for the INTECH Funds. With respect to the INTECH Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins’ direction. With respect to Perkins Value Plus Income Fund, Janus Capital places all portfolio transactions for the fixed-income portion of the Fund and, for the equity portion of the Fund, places all portfolio transactions solely upon Perkins’ direction.

Janus Capital and Perkins have a policy of seeking to obtain the “best execution” of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers’ commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital’s and Perkins’ knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible “research services,” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services,” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital’s and Perkins’ own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer’s sale of Fund shares when choosing a broker-dealer to effect transactions.

“Cross trades,” in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Funds’ Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Fund involved in a cross trade.

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For the fiscal year ended June 30, 2014, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.

Fund Name	Commissions	Transactions
Fixed Income

Janus High-Yield Fund	$64,155	$27,117,745

Janus Multi-Sector Income Fund(1)	$42	$23,681

Janus Real Return Fund	$1,195	$537,379

Value

Perkins Large Cap Value Fund	$19,590	$41,458,464

Perkins Mid Cap Value Fund	$3,902,773	$5,973,630,891

Perkins Select Value Fund	$40,675	$56,341,049

Perkins Small Cap Value Fund	$1,623,162	$1,591,332,067

Perkins Value Plus Income Fund	$14,070	$23,181,581

(1)	February 28, 2014 (effective date) to June 30, 2014.

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Janus Capital and Perkins have entered into client commission agreements (“CCAs”) with certain broker-dealers under which the broker-dealers may use a portion of their commissions to pay third parties or other broker-dealers that provide Janus Capital and Perkins with research or brokerage services, as permitted under Section 28(e) of the Securities and Exchange Act of 1934. CCAs allow Janus Capital and Perkins to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third parties or other broker-dealers for research or brokerage services. All uses of CCAs by Janus Capital and Perkins are subject to applicable law and their best execution obligations. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins, and such research may not necessarily be used by Janus Capital or Perkins in connection with the same accounts that paid commissions to the broker providing such brokerage and research products and services. Such products and services may not always be used in connection with management of the Funds. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins’ clients, including Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund, and Perkins Value Plus Income Fund.

Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but “step-out” all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer’s commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital’s and Perkins’ receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or

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proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH’s opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

INTECH does not consider research services in selecting brokers. For the INTECH Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years ended June 30, unless otherwise noted.

Fund Name	2014		2013	2012
Fixed Income

Janus Flexible Bond Fund	$—		$—	$—

Janus Global Bond Fund	$—		$—	$—

Janus High-Yield Fund	$136,203		$44,755	$19,024

Janus Multi-Sector Income Fund	$73	(1)	N/A	N/A

Janus Real Return Fund	$2,509		$1,454	$32,715

Janus Short-Term Bond Fund	$—		$—	$—

Mathematical

INTECH Global Dividend Fund	$13,943		$12,246	$6,597	(2)

INTECH International Fund	$135,647		$85,713	$61,759

INTECH U.S. Core Fund	$339,566		$219,377	$205,675

INTECH U.S. Growth Fund	$288,982		$227,186	$243,858

INTECH U.S. Value Fund	$133,061		$93,632	$81,831

Value

Perkins Large Cap Value Fund	$42,933		$91,518	$87,919

Perkins Mid Cap Value Fund	$8,812,926		$17,372,422	$15,878,936

Perkins Select Value Fund	$84,696		$80,841	$103,735	(2)

Perkins Small Cap Value Fund	$3,508,286		$4,172,454	$4,414,074

Perkins Value Plus Income Fund	$28,278		$34,632	$26,845

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	December 15, 2011 (effective date) to June 30, 2012.

Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, shareholder, broker-dealer, or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

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As of June 30, 2014, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Value of Securities Owned
Fixed Income

Janus Flexible Bond Fund	Bank of American Corp.	$38,749,928
	Bank of American Corp.	34,348,141
	Bank of American Corp.	8,981,951
	Bank of American Corp.	7,547,752
	Credit Suisse Mortgage Capital Certificates	9,319,432
	Credit Suisse Mortgage Capital Certificates	5,701,847
	Credit Suisse Mortgage Capital Certificates	4,149,923
	Credit Suisse Mortgage Capital Certificates	2,871,079
	Goldman Sachs Group I	22,282,434
	Goldman Sachs Group, Inc.	19,447,514
	Goldman Sachs Group, Inc.	15,867,767
	Goldman Sachs Group, Inc.	9,504,264
	JP Morgan Chase Commercial Mortgage Securities Corp.	6,485,343
	JP Morgan Chase Commercial Mortgage Securities Trust	11,303,456
	JP Morgan Chase Commercial Mortgage Securities Trust	9,998,680
	JP Morgan Chase Commercial Mortgage Securities Trust	9,449,033
	JP Morgan Chase Commercial Mortgage Securities Trust	4,707,233
	JP Morgan Chase Commercial Mortgage Securities Trust	3,819,481
	JPMorgan Chase & Co.	3,733,568

Janus Global Bond Fund	Bank of American Corp.	$863,269
	Goldman Sachs Group, Inc.	685,995
	JP Morgan Chase Commercial Mortgage Securities Corp.	277,818
	JP Morgan Chase Commercial Mortgage Securities Trust	431,107
	JP Morgan Chase Commercial Mortgage Securities Trust	205,316
	JP Morgan Chase Commercial Mortgage Securities Trust	163,577
	UBS AG	2,089,872

Janus High-Yield Fund	Credit Suisse Commercial Mortgage Trust	$13,074,090
	JP Morgan Chase Commercial Mortgage Securities Trust	7,675,148

Janus Multi-Sector Income Fund	Credit Suisse Commercial Mortgage Trust	$339,372
	JPMorgan Chase Commercial Mortgage Securities Trust	130,000
	JPMorgan Chase Commercial Mortgage Securities Trust	120,185
	UBS AG	145,636

Janus Real Return Fund	Bank of American Corp.	$73,046
	Goldman Sachs Group, Inc.	47,524

Janus Short-Term Bond Fund	Bank of American Corp.	$20,489,976
	Bank of American Corp.	16,449,452
	Bank of American Corp.	8,020,176
	Bank of American Corp.	6,528,457
	Bank of American Corp.	4,639,380
	Goldman Sachs Group, Inc.	31,495,526
	Goldman Sachs Group, Inc.	4,285,503
	JPMorgan Chase & Co.	51,372,398
	UBS AG	2,305,729

Mathematical

INTECH Global Dividend Fund	Bank of Montreal	$132,575
	Royal Bank of Canada	14,299

INTECH U.S. Core Fund	Bank of American Corp.	$458,026
	JPMorgan Chase & Co.	952,228

INTECH U.S. Value Fund	Bank of America Corp.	$1,002,124

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Fund Name	Name of Broker-Dealer	Value of Securities Owned
Value

Perkins Large Cap Value Fund	JPMorgan Chase & Co.	$1,496,449

Perkins Mid Cap Value Fund	Deutsche Bank Securities, Inc.	$25,000,000
	RBC Capital Markets Corp.	300,000,000

Perkins Small Cap Value Fund	Credit Suisse Securities (USA) LLC	$25,000,000
	RBC Capital Markets Corp.	25,000,000

Perkins Value Plus Income Fund	Bank of America Corp.	$165,217
	Bank of America Corp.	88,540
	Bank of America Corp.	38,447
	Goldman Sachs Group I	114,240
	Goldman Sachs Group, Inc.	82,650
	Goldman Sachs Group, Inc.	69,056
	Goldman Sachs Group, Inc.	37,418
	JPMorgan Chase & Co.	806,680
	JPMorgan Chase & Co.	18,997

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Shares of the trust

Although Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund are closed, certain investors may continue to invest in the Funds and/or open new Fund accounts as described in the Funds’ Prospectuses. Detailed information is also included under “Closed Fund Policies” in this section of the SAI.

NET ASSET VALUE DETERMINATION

As stated in the Funds’ Prospectuses, the net asset value (“NAV”) of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the “NYSE”) is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). In determining NAV, equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities, and ratings.

Securities for which market quotations or evaluated prices are not readily available or are deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund’s NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

To the extent there are any errors in a Fund’s NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder’s account reflects the accurate corrected NAV.

CLOSED FUND POLICIES

Perkins Mid Cap Value Fund

The Fund has limited sales of its shares in certain distribution channels because Janus Capital and the Trustees believe continued sales in these channels are not in the best interests of the Fund. Sales have generally been discontinued for new

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individual retail investors purchasing directly with Janus Capital or through fund supermarket platforms at financial intermediaries. If you are a current Fund shareholder investing directly with Janus Capital or through a fund supermarket platform and close an existing Fund account, you may not be able to make additional investments in the Fund. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

Existing individual retail investors that have purchased the Fund directly from Janus Capital are permitted to continue purchasing Fund shares through existing accounts (and by opening new Fund accounts) and may reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Individual retail investors that have purchased the Fund through fund supermarket platforms with financial intermediaries are permitted to continue purchasing Fund shares through existing accounts and may reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Further, Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund, and Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund. Requests for new accounts into the Fund for those channels that are closed to new investors will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

Perkins Small Cap Value Fund

The Fund has limited sales of its shares because Janus Capital and the Trustees believe continued sales are not in the best interests of the Fund. Sales to new investors have generally been discontinued; however, investors who meet certain criteria described below, may be able to purchase shares of the Fund. You may be required to demonstrate eligibility to purchase shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you may not be able to make additional investments in the Fund. The Fund may resume sales of its shares at some future date, but it has no present intention to do so.

Investors who meet the following criteria may be able to invest in the Fund: (i) existing shareholders invested in the Fund are permitted to continue to purchase shares through their existing Fund accounts (and, for shareholders of Class D Shares, by opening new Fund accounts) and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) registered investment advisers (“RIAs”) may continue to invest in the Fund through an existing omnibus account at a financial institution and/or intermediary on behalf of clients who are current Fund shareholders; (iii) under certain circumstances, all or a portion of the shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund shares; (iv) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of JCGI and any of its subsidiaries covered under the JCGI retirement plan, that currently offer the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (v) Janus Capital encourages its employees to own shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund; (vi) Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds may invest in the Fund; (vii) sponsors of certain wrap programs, including RIAs for fee-based business, with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of existing shareholders; and (viii) in the case of certain mergers or reorganizations, retirement plans may be able to add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). Such companies may request to add the Fund as an investment option under its retirement plan or wrap program. In addition, new accounts may be permitted in the Fund where a retirement plan was negotiating with Janus Capital (and/or certain recognized intermediary distributors) to add the closed Fund at the time Fund closure was announced. Requests for new accounts into a closed Fund will be reviewed by management and may be permitted on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.

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PURCHASES

With the exception of Class D Shares and Class I Shares, Shares of the Funds can generally be purchased only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and Class I Shares may be purchased directly with the Funds in certain circumstances as provided in the Funds’ Prospectuses. Not all financial intermediaries offer all classes. Shares or classes of the Funds may be purchased without upfront sales charges by certain retirement plans and clients of investment advisers, but these clients will typically pay asset-based fees for their investment advisers’ advice, which are on top of the Funds’ expenses. Certain Shares or classes of the Funds may also be purchased without upfront sales charges or transactional charges by persons who invest through mutual fund “supermarket” programs of certain financial intermediaries that typically do not provide investment recommendations or the assistance of an investment professional. For an analysis of fees associated with an investment in each share class or other similar funds, please visit www.finra.org/fundanalyzer. Under certain circumstances, the Funds may permit an in-kind purchase of Class A Shares, Class C Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, or Class T Shares.

Certain designated organizations are authorized to receive purchase orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day’s price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in “Net Asset Value Determination.” Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Your financial intermediary, plan documents, or the Funds’ Prospectuses will provide you with detailed information about investing in the Funds.

Janus has established an Anti-Money Laundering Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In an effort to ensure compliance with this law, Janus’ Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control (“OFAC”), and a review of all new account applications. The Trust does not intend to transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Class A Shares

The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust’s distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

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	Sales Charge as a	Sales Charge as a	Amount of Sales Charge Reallowed
	Percentage of	Percentage of Net	to Financial Intermediaries as a
Amount of Purchase at Offering Price	Offering Price*	Amount Invested	Percentage of Offering Price
Equity Funds

Under $50,000	5.75%	6.10%	5.00%

$50,000 but under $100,000	4.50%	4.71%	3.75%

$100,000 but under $250,000	3.50%	3.63%	2.75%

$250,000 but under $500,000	2.50%	2.56%	2.00%

$500,000 but under $1,000,000	2.00%	2.04%	1.60%

$1,000,000 and above	None **	None	None

Fixed-Income Funds (except Janus Short-Term Bond Fund)

Under $50,000	4.75%	4.99%	4.25%

$50,000 but under $100,000	4.50%	4.71%	4.00%

$100,000 but under $250,000	3.50%	3.63%	3.00%

$250,000 but under $500,000	2.50%	2.56%	2.25%

$500,000 but under $1,000,000	2.00%	2.04%	1.75%

$1,000,000 and above	None **	None	None

Janus Short-Term Bond Fund***

Under $50,000	2.50%	2.56%	2.00%

$50,000 but under $100,000	2.25%	2.30%	1.75%

$100,000 but under $250,000	2.00%	2.04%	1.50%

$250,000 but under $500,000	1.50%	1.52%	1.25%

$500,000 but under $1,000,000	1.00%	1.01%	0.75%

$1,000,000 and above	None **	None	None

*	Offering Price includes the initial sales charge.
**	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
***	A shareholder who exchanges Shares into a Fund with a higher sales charge may be required to pay the new Fund’s initial sales charge or the difference between the Fund’s sales charge and the sales charge applicable to the new Fund.

As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

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The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares (substantially all of which were paid out to financial intermediaries) for the fiscal years ended June 30, unless otherwise noted.

	Aggregate Sales Commissions
Fund Name	2014		2013	2012
Fixed Income

Janus Flexible Bond Fund
Class A Shares	$365,746		$1,262,033	$2,123,347

Janus Global Bond Fund
Class A Shares	$23,865		$2,232	$4,262

Janus High-Yield Fund
Class A Shares	$111,845		$302,165	$462,647

Janus Multi-Sector Income Fund
Class A Shares	$—	(1)	N/A	N/A

Janus Real Return Fund
Class A Shares(2)	$1,315		$2,326	$92

Janus Short-Term Bond Fund
Class A Shares	$203,733		$321,453	$329,303

Mathematical

INTECH Global Dividend Fund
Class A Shares	$45,128		$17,805	$—	(3)

INTECH International Fund
Class A Shares	$1,688		$2,487	$—

INTECH U.S. Core Fund
Class A Shares	$39,229		$31,874	$18,283

INTECH U.S. Growth Fund
Class A Shares	$12,299		$3,940	$4,801

INTECH U.S. Value Fund
Class A Shares	$5,789		$3,430	$1,090

Value

Perkins Large Cap Value Fund
Class A Shares	$10,952		$9,275	$11,585

Perkins Mid Cap Value Fund
Class A Shares	$161,910		$219,052	$411,883

Perkins Select Value Fund
Class A Shares	$—		$—	$—	(3)

Perkins Small Cap Value Fund
Class A Shares	$2,475		$4,643	$13,248

Perkins Value Plus Income Fund
Class A Shares	$13,232		$5,940	$9,516

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	For periods prior to October 15, 2012, the maximum sales charge imposed on purchases was 5.75%.
(3)	December 15, 2011 (effective date) to June 30, 2012.

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During the fiscal years ended June 30, unless otherwise noted, Janus Distributors retained the following upfront sales charges.

	Upfront Sales Charges
Fund Name	2014		2013	2012
Fixed Income

Janus Flexible Bond Fund
Class A Shares	$29,583		$75,594	$119,441

Janus Global Bond Fund
Class A Shares	$519		$321	$496

Janus High-Yield Fund
Class A Shares	$11,701		$22,942	$34,141

Janus Multi-Sector Income Fund
Class A Shares	$—	(1)	N/A	N/A

Janus Real Return Fund
Class A Shares	$129		$363	$—

Janus Short-Term Bond Fund
Class A Shares	$8,968		$16,895	$16,151

Mathematical

INTECH Global Dividend Fund
Class A Shares	$6,951		$1,937	$—	(2)

INTECH International Fund
Class A Shares	$329		$511	$—

INTECH U.S. Core Fund
Class A Shares	$5,482		$3,965	$3,170

INTECH U.S. Growth Fund
Class A Shares	$1,045		$536	$757

INTECH U.S. Value Fund
Class A Shares	$647		$588	$200

Value

Perkins Large Cap Value Fund
Class A Shares	$1,455		$1,562	$1,539

Perkins Mid Cap Value Fund
Class A Shares	$24,347		$29,929	$59,312

Perkins Select Value Fund
Class A Shares	$—		$—	$—	(2)

Perkins Small Cap Value Fund
Class A Shares	$346		$705	$1,901

Perkins Value Plus Income Fund
Class A Shares	$2,031		$894	$1,141

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	December 15, 2011 (effective date) to June 30, 2012.

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares

Class C Shares, Class D Shares, Class I Shares, Class N Shares, Class R Shares, Class S Shares, and Class T Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A Shares and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the “Distribution and Shareholder Servicing Plans” and “Redemptions” sections, respectively, of this SAI.

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Commission on Class C Shares

Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

Class A Shares, Class R Shares, and Class S Shares

As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the “Class A Plan,” “Class R Plan,” and “Class S Plan,” respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in the sale and/or shareholder servicing of Class A Shares, Class R Shares, or Class S Shares of such Fund, including, but not limited to, printing and delivering prospectuses, statements of additional information, shareholder reports, proxy statements, and marketing materials related to Class A Shares, Class R Shares, and Class S Shares to prospective and existing investors; providing educational materials regarding Class A Shares, Class R Shares, and Class S Shares; providing facilities to answer questions from prospective and existing investors about the Funds; receiving and answering correspondence; complying with federal and state securities laws pertaining to the sale of Class A Shares, Class R Shares, and Class S Shares; assisting investors in completing application forms and selecting dividend and other account options; and any other activities for which “service fees” may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. (“FINRA”) Conduct Rules. Payments under the Plans are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. Payments are made to Janus Distributors, the Funds’ distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries’ customers. On December 5, 2008, the Trustees unanimously approved a distribution plan with respect to each of the Class A Shares, Class R Shares, and Class S Shares, which became effective on July 6, 2009.

Class C Shares

As described in the Prospectuses, Class C Shares have adopted a distribution and shareholder servicing plan (the “Class C Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in the sale of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities including, but not limited to, providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which “service fees” may be paid under Rule 2830 of the FINRA Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred. On December 5, 2008, the Trustees unanimously approved the Class C Plan, which became effective on July 6, 2009.

The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (“12b-1 Trustees”). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

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For the fiscal year ended June 30, 2014, under each Class’ respective Plan, Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds in total paid $15,185,683 to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers). The dollar amounts and the manner in which these 12b-1 payments were spent are summarized below.

		Prospectus
		Preparation,
	Advertising and	Printing	Payment to
Fund Name	Literature	and Mailing	Brokers
Fixed Income

Janus Flexible Bond Fund
Class A Shares	$10,680	$1,074	$1,616,259
Class C Shares	$5,621	$726	$2,919,443
Class R Shares	$402	$340	$120,381
Class S Shares	$1,366	$398	$206,097

Janus Global Bond Fund
Class A Shares	$59	$260	$8,438
Class C Shares	$13	$257	$5,623
Class S Shares	$5	$256	$2

Janus High-Yield Fund
Class A Shares	$5,555	$666	$846,011
Class C Shares	$1,264	$363	$701,655
Class R Shares	$30	$275	$9,490
Class S Shares	$111	$280	$16,198

Janus Multi-Sector Income Fund(1)
Class A Shares	$3	$2,486	$0
Class C Shares	$3	$2,486	$0
Class S Shares	$3	$2,486	$21

Janus Real Return Fund
Class A Shares	$19	$712	$568
Class C Shares	$16	$712	$253
Class S Shares	$16	$712	$12

Janus Short-Term Bond Fund
Class A Shares	$2,708	$561	$411,625
Class C Shares	$1,221	$455	$604,983
Class S Shares	$72	$374	$9,678

Mathematical

INTECH Global Dividend Fund
Class A Shares	$78	$208	$12,027
Class C Shares	$9	$191	$1,063
Class S Shares	$1	$189	$7

INTECH International Fund
Class A Shares	$35	$199	$5,635
Class C Shares	$1	$191	$304
Class S Shares	$0	$190	$0

INTECH U.S. Core Fund
Class A Shares	$305	$315	$47,801
Class C Shares	$182	$279	$88,845
Class S Shares	$400	$343	$61,653

INTECH U.S. Growth Fund
Class A Shares	$109	$248	$16,292
Class C Shares	$57	$234	$33,251
Class S Shares	$293	$325	$44,684

INTECH U.S. Value Fund
Class A Shares	$139	$250	$21,199
Class C Shares	$12	$204	$2,816
Class S Shares	$0	$203	$0

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		Prospectus
		Preparation,
	Advertising and	Printing	Payment to
Fund Name	Literature	and Mailing	Brokers
Value

Perkins Large Cap Value Fund
Class A Shares	$63	$476	$8,934
Class C Shares	$57	$476	$17,944
Class S Shares	$2	$476	$0

Perkins Mid Cap Value Fund
Class A Shares	$13,151	$1,382	$1,794,737
Class C Shares	$3,152	$860	$1,583,852
Class R Shares	$2,559	$829	$708,985
Class S Shares	$9,613	$1,185	$1,324,629

Perkins Select Value Fund
Class A Shares	$2	$475	$285
Class C Shares	$4	$474	$1,195
Class S Shares	$0	$475	$0

Perkins Small Cap Value Fund
Class A Shares	$1,931	$636	$271,716
Class C Shares	$298	$549	$165,340
Class R Shares	$503	$561	$139,848
Class S Shares	$1,435	$610	$202,049

Perkins Value Plus Income Fund
Class A Shares	$66	$480	$3,963
Class C Shares	$61	$478	$11,316
Class S Shares	$37	$477	$0

(1)	February 28, 2014 (effective date) to June 30, 2014.

REDEMPTIONS

Redemptions, like purchases, may generally be effected only through institutional channels such as financial intermediaries and retirement platforms. Class D Shares and, in certain circumstances, Class I Shares may be redeemed directly with the Funds. Certain designated organizations are authorized to receive redemption orders on the Funds’ behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

Certain large shareholders, such as other funds, institutional investors, financial intermediaries, individuals, accounts, and Janus affiliates, may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these large shareholders of their holdings in a Fund may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a Fund, by delivery of securities selected from its assets at its discretion. However, each Fund is governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash, whereas such costs are borne by

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the Fund for cash redemptions. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under “Shares of the Trust – Net Asset Value Determination” and such valuation will be made as of the same time the redemption price is determined.

The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Class A Shares

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.

For the fiscal years ended June 30, unless otherwise noted, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below.

	Contingent Deferred Sales Charges
Fund Name	2014		2013	2012
Fixed Income

Janus Flexible Bond Fund
Class A Shares	$303		$10,745	$10,286
Class C Shares	$116,687		$96,964	$62,146

Janus Global Bond Fund
Class A Shares	$—		$—	$—
Class C Shares	$—		$107	$210

Janus High-Yield Fund
Class A Shares	$980		$1,700	$243
Class C Shares	$10,267		$10,991	$10,331

Janus Multi-Sector Income Fund
Class A Shares	$—	(1)	N/A	N/A
Class C Shares	$—	(1)	N/A	N/A

Janus Real Return Fund
Class A Shares	$—		$—	$—
Class C Shares	$—		$—	$—

Janus Short-Term Bond Fund
Class A Shares	$8,031		$9,000	$4,933
Class C Shares	$29,161		$15,362	$9,957

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	Contingent Deferred Sales Charges
Fund Name	2014	2013	2012
Mathematical

INTECH Global Dividend Fund
Class A Shares	$—	$—	$—	(2)
Class C Shares	$—	$118	$450	(2)

INTECH International Fund
Class A Shares	$—	$—	$—
Class C Shares	$—	$—	$2,757

INTECH U.S. Core Fund
Class A Shares	$—	$—	$—
Class C Shares	$910	$413	$415

INTECH U.S. Growth Fund
Class A Shares	$—	$—	$—
Class C Shares	$79	$45	$671

INTECH U.S. Value Fund
Class A Shares	$—	$—	$—
Class C Shares	$819	$—	$153

Value

Perkins Large Cap Value Fund
Class A Shares	$—	$—	$—
Class C Shares	$541	$231	$301

Perkins Mid Cap Value Fund
Class A Shares	$—	$168	$—
Class C Shares	$14,354	$14,348	$25,164

Perkins Select Value Fund
Class A Shares	$—	$—	$—	(2)
Class C Shares	$—	$—	$—	(2)

Perkins Small Cap Value Fund
Class A Shares	$—	$—	$4
Class C Shares	$144	$318	$1,921

Perkins Value Plus Income Fund
Class A Shares	$—	$—	$—
Class C Shares	$—	$—	$137

(1)	February 28, 2014 (effective date) to June 30, 2014.
(2)	December 15, 2011 (effective date) to June 30, 2012.

Processing or Service Fees

Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

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Income dividends, capital gains distributions, and tax status

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

It is a policy of the Funds to make distributions of substantially all of their respective net investment income and any realized net capital gains at least annually. Any net capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, INTECH U.S. Value Fund, Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund declare and make annual distributions of net investment income (if any). Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Multi-Sector Income Fund, Janus Real Return Fund, and Janus Short-Term Bond Fund declare dividends daily and make monthly distributions of net investment income. INTECH Global Dividend Fund and Perkins Value Plus Income Fund declare and make monthly distributions of net investment income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

Fund Taxation

The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for “qualified dividend income.” In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special federal income tax treatment.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or, in general, any other securities with original issue discounts (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes. In certain cases, a Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it generally will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.

Certain Funds’, particularly Janus High-Yield Fund, Janus Multi-Sector Income Fund, and Janus Real Return Fund, investments in lower-rated or unrated debt securities may present issues for that Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various

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elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses, referred to under the Internal Revenue Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

A Fund that invests in foreign securities may utilize foreign currency contracts in an effort to limit foreign currency risk. The value of foreign currency contracts can vary widely from month-to-month, which may result in gains one month and losses the next month. If the Fund distributes such gains during a monthly distribution (if applicable) and subsequently realizes foreign currency losses due to exchange rate fluctuations, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

A Fund’s investments in REIT equity securities, if any, may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund’s investments in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

Some REITs are permitted to hold “residual interests” in real estate mortgage investment conduits (“REMICs”). Pursuant to the IRS rules, a portion of a Fund’s income from a REIT or “excess inclusion income” that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which a Fund may be unaware of a REIT’s excess inclusion income. In general, excess inclusion income allocated to shareholders: (a) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (b) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income; and (c) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Internal Revenue Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. This may impact a Fund’s performance.

Certain transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The Funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, treasury regulations, and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the

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requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes, or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other investment companies against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Shareholder Taxation

All income dividends and capital gains distributions, if any, on a Fund’s Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date, unless the shareholder has elected to receive distributions in cash. Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares of the Funds. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to shareholders as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Dividends received from REITs and certain foreign corporations generally will not constitute qualified dividend income. Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long shares of the Funds were held. Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%. Dividends paid by a Fund may also qualify in part for the 70% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Internal Revenue Code are satisfied. Generally, however, dividends received from most REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to the Funds’ corporate shareholders. Distributions from a Fund may also be subject to foreign, state, and local income taxes. Please consult a tax adviser regarding the tax consequences of Fund distributions and to determine whether you will need to file a tax return.

Distributions declared by a Fund during October, November, or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of dividends and distributions it paid.

Gain or loss realized upon a redemption or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss.

When a shareholder opens an account, IRS regulations require that the shareholder provide a taxpayer identification number (“TIN”), certify that it is correct, and certify that he, she, or it is not subject to backup withholding. If a shareholder fails to provide a TIN or the proper tax certifications, each Fund is required to withhold 28% of all distributions (including dividends and capital gain distributions) and redemption proceeds paid to the shareholder. Each Fund is also required to begin backup withholding on an account if the IRS instructs it to do so. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified

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adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.

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Trustees and officers

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years). As of the date of this SAI, none of the Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act.

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Governance Procedures and Guidelines, the policy is for Trustees to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Funds’ Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. As of the date of this SAI, collectively, the two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES
Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

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TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

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TRUSTEES

Name, Address, and Age	Positions Held with the Trust	Length of Time Served	Principal Occupations During the Past Five Years	Number of Portfolios/Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years

Independent Trustees (cont’d.)

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments – HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

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OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Christopher H. Diaz 151 Detroit Street Denver, CO 80206 DOB: 1974	Executive Vice President and Co-Portfolio Manager Janus Global Bond Fund	5/11-Present	Portfolio Manager for other Janus accounts. Formerly, Portfolio Manager for ING (2000-2011).

John Kerschner 151 Detroit Street Denver, CO 80206 DOB: 1967	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

John Lloyd 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Seth Meyer 151 Detroit Street Denver, CO 80206 DOB: 1976	Executive Vice President and Co-Portfolio Manager Janus Multi-Sector Income Fund	2/14-Present	Research Analyst for Janus Capital.

Mayur Saigal 151 Detroit Street Denver, CO 80206 DOB: 1975	Executive Vice President and Co-Portfolio Manager Janus Real Return Fund	10/13-Present	Research Analyst for Janus Capital.

Gibson Smith 151 Detroit Street Denver, CO 80206 DOB: 1968	Executive Vice President and Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio Manager
Perkins Value Plus Income Fund

Executive Vice President and Co-Portfolio Manager
Janus Global Bond Fund

Executive Vice President and Co-Portfolio Manager
	Janus Real Return Fund	12/03-Present 5/07-Present 7/10-Present 7/10-Present 12/10-Present 5/11-Present	Chief Investment Officer Fixed Income and Executive Vice President of Janus Capital; Director of Perkins Investment Management LLC; and Portfolio Manager for other Janus accounts. Formerly, Executive Vice President of Janus Distributors LLC and Janus Services LLC (2007-2013).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

Darrell Watters 151 Detroit Street Denver, CO 80206 DOB: 1963	Executive Vice President and Co-Portfolio Manager
Janus Flexible Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus Short-Term Bond Fund

Executive Vice President and Co-Portfolio Manager
Janus High-Yield Fund

Executive Vice President and Co-Portfolio Manager
Perkins Value Plus Income Fund

Executive Vice President and Co-Portfolio Manager
Janus Global Bond Fund

Executive Vice President and Co-Portfolio Manager
	Janus Real Return Fund	5/07-Present 5/07-Present 7/08-Present 7/10-Present 12/10-Present 10/12-Present	Vice President of Janus Capital and Portfolio Manager for other Janus accounts.

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital and Vice President and Assistant Secretary of Janus Distributors LLC.

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, Janus Distributors LLC, Janus Management Holdings Corporation, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

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OFFICERS

Name, Address, and Age	Positions Held with the Trust	Term of Office* and Length of Time Served	Principal Occupations During the Past Five Years

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

*	Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

As discussed below, the Board’s Nominating and Governance Committee is responsible for identifying and recommending candidates for nomination or election by the Board based on a variety of diverse criteria. In its most recent evaluation of the qualifications of each Trustee in 2012, the Committee and the Board considered the totality of the information available to them, including the specific experience, qualifications, attributes or skills, as noted below, and concluded that each of the Trustees should serve as members of the Board of Trustees based on the Trust’s business structure. In reaching these conclusions, the Committee and the Board, in the exercise of their reasonable business judgment, evaluated each Trustee based on his or her specific experience, qualifications, attributes and/or skills on an individual basis and in combination with the other Trustees, none of which by itself was considered dispositive.

Alan A. Brown: Service as Executive Vice President and as Chief Marketing Officer of a leading investment management firm, a corporate and fund director, and as an executive with a private equity real estate investment management firm, and a Fund Independent Trustee since 2013.

William D. Cvengros: Service as Chief Executive Officer and President of a leading publicly traded investment management firm, Chief Investment Officer of a major life insurance company, a corporate and fund director, and in various capacities with private investment firms, and a Fund Independent Trustee since 2011.

William F. McCalpin: Service as Chief Operating Officer of a large private family foundation, Chairman and Director of an unaffiliated fund complex, and a Fund Independent Trustee since 2002 and Independent Chairman of the Board of Trustees since 2008.

James T. Rothe: Co-founder and Managing Director of a private investment firm, former business school professor, service as a corporate director, and a Fund Independent Trustee since 1997.

William D. Stewart: Service as a corporate vice president of a NASDAQ-listed industrial manufacturer and a Fund Independent Trustee since 1984.

Linda S. Wolf: Service as Chairman and Chief Executive Officer of a global advertising firm, service on multiple corporate and nonprofit boards, and a Fund Independent Trustee since 2005.

General Information Regarding the Board of Trustees and Leadership Structure

The Trust is governed by the Board of Trustees, which is responsible for and oversees the management and operations of the Trust and each of the Janus funds on behalf of fund shareholders. Each member of the Board is an Independent Trustee, including the Board’s Chairman. The Board’s responsibilities include, but are not limited to, oversight of the Janus funds’ officers and service providers, including Janus Capital, which is responsible for the Trust’s day-to-day operations. The Trustees approve all of the agreements entered into with the Janus funds’ service providers, including the investment management agreements with Janus Capital and any applicable subadviser. The Trustees are also responsible for determining or changing each Janus fund’s investment objective(s), policies, and available investment techniques, as well as for overseeing the fund’s Chief Compliance Officer. In carrying out these responsibilities, the Trustees are assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent counsel, an independent fee consultant, a Trustee

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consultant, and other specialists as appropriate, all of whom are selected by the Trustees. The Trustees also meet regularly without representatives of Janus Capital or its affiliates present.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a Board-approved charter that delineates the specific responsibilities of that committee. For example, the Board as a whole is responsible for oversight of the annual process by which the Board considers and approves each fund’s investment advisory agreement with Janus Capital, but specific matters related to oversight of the Janus funds’ independent auditors have been delegated by the Board to its Audit Committee, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below. In addition to serving on certain committees, the Chairman of the Board (“Board Chairman”) is responsible for presiding at all meetings of the Board, and has other duties as may be assigned by the Trustees from time to time. The Board Chairman also serves as the Board’s liaison to Janus Capital with respect to all matters related to the Janus funds that are not otherwise delegated to the chair of a Board committee. The Board has determined that this leadership structure is appropriate based on (1) the number of Janus funds overseen and the various investment objectives of those funds; (2) the manner in which the Janus funds’ shares are marketed and distributed; and (3) the responsibilities entrusted to Janus Capital and its affiliates to oversee the Trust’s day-to-day operations, including the management of each Janus fund’s holdings and the distribution of fund shares. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Janus funds in the complex.

Committees of the Board

The Board of Trustees has six standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Nominating and Governance Committee, and Pricing Committee. The table below shows the committee members as of the date of this SAI. The composition of certain committees was different throughout the fiscal year. Each committee is comprised entirely of Independent Trustees. Information about each committee’s functions is provided in the following table:

	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2014

Audit Committee	Reviews the financial reporting process, the system of internal controls over financial reporting, disclosure controls and procedures, Form N-CSR filings, and the audit process. The Committee’s review of the audit process includes, among other things, the appointment, compensation, and oversight of the Trust’s independent auditor and preapproval of all audit and nonaudit services.	William D. Cvengros (Chair) William D. Stewart	4

Brokerage Committee	Reviews and makes recommendations regarding matters related to the Trust’s use of brokerage commissions and placement of portfolio transactions.	Alan A. Brown (Chair) James T. Rothe William D. Stewart	4

Investment Oversight Committee	Oversees the investment activities of the Trust’s funds and reviews various matters related to the operations of the Janus money market funds, including compliance with their Money Market Fund Procedures.	William F. McCalpin (Chair) Alan A. Brown William D. Cvengros(1) James T. Rothe William D. Stewart Linda S. Wolf	5

Legal and Regulatory Committee	Oversees compliance with various procedures adopted by the Trust, reviews certain regulatory filings made with the SEC, and oversees the implementation and administration of the Trust’s Proxy Voting Guidelines.	Linda S. Wolf (Chair) Alan A. Brown William F. McCalpin	9

(1)	Mr. Cvengros serves as the Lead Trustee for money market matters.

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	Summary of Functions	Members (Independent Trustees)	Number of Meetings Held During Last Fiscal Year Ended June 30, 2014

Nominating and Governance Committee	Identifies and recommends individuals for election as Trustee, consults with Management in planning Trustee meetings, and oversees the administration of, and ensures compliance with, the Trust’s Governance Procedures and Guidelines, which includes review of proposed changes to Trustee compensation.	James T. Rothe (Chair) William F. McCalpin Linda S. Wolf	8

Pricing Committee	Determines a fair value of restricted and other securities for which market quotations are not readily available or are deemed not to be reliable, pursuant to procedures adopted by the Trustees and reviews other matters related to the pricing of securities.	William D. Stewart (Chair) James T. Rothe Linda S. Wolf	6

Board Oversight of Risk Management

Janus Capital, as part of its responsibilities for the day-to-day operations of the Janus funds, is responsible for day-to-day risk management for the funds. The Board, as part of its overall oversight responsibilities for the Janus funds’ operations, oversees Janus Capital’s risk management efforts with respect to the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Janus funds. The Board discharges its oversight duties and considers potential risks in a number of different ways, including, but not limited to, receiving reports on a regular basis, either directly or through an appropriate committee, from Janus Capital and its officers. Reports received include those from, among others, Janus Capital’s (1) senior managers responsible for oversight of global risk; (2) senior managers responsible for oversight of fund construction and trading risk; (3) Chief Compliance Officer; and (4) Director of Internal Audit. At the time these reports are presented, the Board or the committee receiving the report will, as it deems necessary, invite the presenter to participate in an executive session to discuss matters outside the presence of any other officers or representatives of Janus Capital or its affiliates. The Board also receives reports from other entities and individuals unaffiliated with Janus Capital, including reports from the Janus funds’ other service providers and from independent consultants hired by the Board.

Various Board committees also will consider particular risk items as the committee addresses items and issues specific to the jurisdiction of that committee. For example, the Pricing Committee will consider valuation risk as part of its regular oversight responsibilities, and similarly, the Brokerage Committee will consider counterparty risk associated with Janus fund transactions. The Board also may be apprised of particular risk management matters in connection with its general oversight and approval of various Janus fund matters brought before the Board. The Board has appointed a Chief Compliance Officer for the Janus funds (“Fund CCO”) who (1) reports directly to the Board and (2) provides a comprehensive written report annually and presents quarterly at the Board’s regular meetings. The Fund CCO, who also serves as Janus Capital’s Chief Compliance Officer, discusses relevant risk issues that may impact the Janus funds and/or Janus Capital’s services to the funds, and routinely meets with the Board in private without representatives of Janus Capital or its affiliates present. The Fund CCO also provides the Board with updates on the application of the Janus funds’ compliance policies and procedures, including how these procedures are designed to mitigate risk and what, if any, changes have been made to enhance the procedures. The Fund CCO may also report to the Board on an ad hoc basis in the event that he identifies issues associated with the Janus funds’ compliance policies and procedures that could expose the funds to additional risk or adversely impact the ability of Janus Capital to provide services to the funds.

The Board believes that its leadership structure permits it to effectively discharge its oversight responsibilities with respect to the Janus funds’ risk management process.

Additional Information About Trustees

Under the Trust’s Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on “shadow investments” in such funds. Such investments, including the amount and which funds, are dictated by each Trustee’s individual financial circumstances and investment goals.

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As of December 31, 2013, the Trustees owned securities of the Funds described in this SAI in the dollar range shown in the following table. The last column of the table reflects each Trustee’s aggregate dollar range of securities of all mutual funds advised by Janus Capital and overseen by the Trustees (collectively, the “Janus Funds”).

Name of Trustee	Dollar Range of Equity Securities in the Funds		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Janus Funds

Independent Trustees

William F. McCalpin	Janus Short-Term Bond Fund	$10,001-$50,000	Over $100,000
	Perkins Mid Cap Value Fund	$10,001-$50,000
	Perkins Value Plus Income Fund	$10,001-$50,000

Alan A. Brown	None		Over $100,000

William D. Cvengros	Janus Flexible Bond Fund	Over $100,000	Over $100,000

James T. Rothe	Janus Flexible Bond Fund	Over $100,000	Over $100,000(1)
	Perkins Mid Cap Value Fund	$10,001-$50,000

William D. Stewart	INTECH U.S. Core Fund	$10,001-$50,000	Over $100,000
	Janus Flexible Bond Fund	$1-$10,000

Linda S. Wolf	Janus Flexible Bond Fund	Over $100,000	Over $100,000(1)

(1)	Ownership shown includes amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more funds.

The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an “interested” Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds’ Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital (“shadow investments”).

	Aggregate	Total
	Compensation from	Compensation from
	the Funds for	the Janus Funds for
	fiscal year ended	calendar year ended
Name of Person, Position	June 30, 2014(1)	December 31, 2013(2)(3)
Independent Trustees

William F. McCalpin, Chairman and Trustee(4)(5)	$94,209	$382,000

Alan A. Brown, Trustee(5)	$64,584	$277,000

William D. Cvengros, Trustee(5)	$68,959	$278,750

James T. Rothe, Trustee(5)	$70,518	$300,000

William D. Stewart, Trustee(5)	$68,149	$267,000

Linda S. Wolf, Trustee(5)	$69,868	$294,000

Trustee Consultant

Raudline Etienne(6)	N/A	N/A

(1)	Janus Multi-Sector Income Fund commenced operations on February 28, 2014. The aggregate compensation paid by the Fund is estimated for its first full fiscal year, July 1, 2014 through June 30, 2015, as follows: William F. McCalpin $95; Alan A. Brown $69; William D. Cvengros $69; Raudline Etienne, Trustee consultant, $66; James T. Rothe $75; William D. Stewart $67; and Linda S. Wolf $73.
(2)	For all Trustees, includes compensation for service on the boards of two Janus trusts comprised of 56 portfolios.

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(3)	Total Compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the year are as follows: James T. Rothe $300,000.
(4)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees.
(5)	Aggregate Compensation received from the Funds and Total Compensation received from all Janus Funds includes additional compensation paid for service as chair of, or as lead Trustee for, one or more committees of the Board of Trustees during certain periods.
(6)	Raudline Etienne was appointed consultant to the Trustees effective June 2, 2014. During the fiscal year ended June 30, 2014, Ms. Etienne received aggregate compensation of $11,000 from the Funds for serving as an independent consultant to the Trustees. Shareholders of the Funds are expected to be asked to elect Ms. Etienne as a Trustee at a future shareholder meeting.

JANUS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2014. For any co-managed Fund or account, the assets reflect total Fund assets. No accounts included in the totals listed below have a performance-based advisory fee.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles	Other Accounts
Christopher H. Diaz	Number of Other Accounts Managed	7	None	None
	Assets in Other Accounts Managed	$1,854,023,888	None	None
John Kerschner	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
John Lloyd	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Seth Meyer	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Mayur Saigal	Number of Other Accounts Managed	None	None	None
	Assets in Other Accounts Managed	None	None	None
Gibson Smith	Number of Other Accounts Managed	19	None	39
	Assets in Other Accounts Managed	$21,185,049,768	None	$5,179,556,428
Darrell Watters	Number of Other Accounts Managed	12	None	39
	Assets in Other Accounts Managed	$5,907,957,656	None	$5,179,556,428

Material Conflicts

As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than a Fund or may have a performance-based management fee. As such, fees earned by Janus Capital may vary among these accounts. In addition, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. Certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under “Additional Information About Janus Capital and the Subadvisers.”

Janus Capital is the adviser to the Funds and the Janus “funds of funds,” which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus “funds of funds” and the Funds, it is subject to certain

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potential conflicts of interest when allocating the assets of a Janus “fund of funds” among such Funds. For example, the Janus “funds of funds” investments have been and may continue to be a significant portion of the investments in other Janus funds, allowing Janus Capital the opportunity to recoup expenses it previously waived or reimbursed for a Fund, or to reduce the amount of seed capital investment needed by Janus Capital for the Janus funds. In addition, the Janus “funds of funds” portfolio managers, Enrique Chang, who also serves as Chief Investment Officer Equities and Asset Allocation of Janus Capital, and Ashwin Alankar, who also serves as Senior Vice President and Head of Asset Allocation and Risk Management of Janus Capital, each have regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. In order to help mitigate potential conflicts of interest in the selection of underlying funds, the portfolio managers utilize the Janus Global Allocation Committee to provide input with regard to both broad asset class allocations and underlying fund allocation decisions. Moreover, the Janus Global Allocation Committee seeks input from investment professionals across the Janus Capital/INTECH/Perkins complex who are believed to have specialized knowledge in their respective asset classes. Finally, the Janus Global Allocation Committee utilizes various qualitative and quantitative methods to help ensure that fund selection is consistent with both the portfolio managers’ and the Janus Global Allocation Committee’s intent with regard to desired investment exposures. Janus Capital believes this additional allocation review structure helps mitigate potential conflicts of interest in fund selection and allocation decisions. The Janus Global Risk Committee also analyzes various risks and conflicts relating to the Janus “funds of funds” and other Janus Capital mutual funds.

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2014.

The portfolio managers and co-portfolio managers (if applicable), (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary. The base salary is based on factors such as individual and Managed Funds’ performance, the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability, and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager’s variable compensation is discretionary and is determined by Janus Capital management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus Capital’s operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed minimum compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

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INTECH INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the investment personnel as of June 30, 2014. For any co-managed Fund or account, the assets reflect total Fund assets. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered	Other Pooled
		Investment	Investment
		Companies	Vehicles(1)	Other Accounts(2)
Adrian Banner	Number of Other Accounts Managed	12	34	184
	Assets in Other Accounts Managed	$3,334,442,056	$9,159,138,936	$36,040,790,540
Vassilios Papathanakos	Number of Other Accounts Managed	12	34	184
	Assets in Other Accounts Managed	$3,334,442,056	$9,159,138,936	$36,040,790,540
Joseph W. Runnels	Number of Other Accounts Managed	12	34	184
	Assets in Other Accounts Managed	$3,334,442,056	$9,159,138,936	$36,040,790,540
Phillip Whitman	Number of Other Accounts Managed	12	34	184
	Assets in Other Accounts Managed	$3,334,442,056	$9,159,138,936	$36,040,790,540

(1)	Two of the accounts included in the totals, consisting of $296,859,410 of the total assets in the category, have performance-based advisory fees.
(2)	Fifty-two of the accounts included in the totals, consisting of $13,336,545,221 of the total assets in the category, have performance-based advisory fees.

Material Conflicts

As shown in the table above, the INTECH Funds’ investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel’s compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under “Additional Information About Janus Capital and the Subadvisers.”

Compensation Information

The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel’s compensation.

For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for annual incentive compensation as determined by INTECH, which is not based on performance or assets of the Funds or other accounts, rather, it is based on overall corporate performance and individual contribution. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI’s Executive Income Deferral Program.

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PERKINS INVESTMENT PERSONNEL

Other Accounts Managed

To the best knowledge of the Trust, the following table provides information relating to other accounts managed by the portfolio managers as of June 30, 2014. For any co-managed Fund or account, the assets reflect total Fund assets. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

		Other Registered		Other Pooled
		Investment		Investment
		Companies		Vehicles	Other Accounts
Jeffrey R. Kautz	Number of Other Accounts Managed	1	(1)	None	7
	Assets in Other Accounts Managed	$147,108,292		None	$839,661,670
Alec Perkins	Number of Other Accounts Managed	1		1	2
	Assets in Other Accounts Managed	$478,354,012		$10,538,741	$49,247,492
Robert H. Perkins	Number of Other Accounts Managed	1		None	121
	Assets in Other Accounts Managed	$91,239,592		None	$386,530,293
Thomas M. Perkins	Number of Other Accounts Managed	3	(1)	1	11
	Assets in Other Accounts Managed	$688,433,526		$10,538,741	$995,261,795
Kevin Preloger	Number of Other Accounts Managed	2	(1)	None	15
	Assets in Other Accounts Managed	$210,079,514		None	$962,712,006
Tom Reynolds	Number of Other Accounts Managed	1		None	3
	Assets in Other Accounts Managed	$91,239,592		None	$34,000,480
Theodore M. Thome	Number of Other Accounts Managed	None		None	None
	Assets in Other Accounts Managed	None		None	None
Justin Tugman	Number of Other Accounts Managed	2		1	5
	Assets in Other Accounts Managed	$569,593,604		$10,538,741	$83,247,972

(1)	One of the accounts included in the total, consisting of $147,108,292 of the total assets in the category, has a performance-based advisory fee.

Material Conflicts

As shown in the table above, the Value Funds’ portfolio managers may manage other funds and accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers’ compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Funds. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Funds are not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Funds. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins’ trade allocation procedures is described under “Additional Information About Janus Capital and the Subadvisers.”

Compensation Information

The following describes the structure and method of calculating a portfolio manager’s compensation as of June 30, 2014.

The portfolio managers and co-portfolio managers (“portfolio manager” or “portfolio managers”) are compensated for managing a Fund and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the “Managed Funds”) through two components: fixed compensation and variable compensation. In addition, certain portfolio managers who have a profits interest in Perkins may receive compensation through those interests.

Fixed Compensation: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (potentially consisting of all or a mixture of JCGI restricted stock and/or a cash-deferred award that is credited with income, gains, and

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losses based on the performance of mutual fund investments selected by the portfolio managers). The overall Perkins’ variable compensation pool is funded each year based on Perkins’ profits.

From the overall Perkins’ variable compensation pool described above, variable compensation is paid to a portfolio manager at the discretion of Perkins’ management based primarily on the Managed Funds’ performance, with additional discretionary compensation opportunities based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; (iv) client relationships; and (v) if applicable, CIO duties. The size of the variable compensation pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets.

OWNERSHIP OF SECURITIES

As of June 30, 2014, the portfolio managers and/or investment personnel of the Funds beneficially owned securities of the Fund(s) they manage in the dollar range shown in the following table. The last column of the table also reflects each individual’s aggregate beneficial ownership of all mutual funds advised by Janus Capital within the Janus family of funds (collectively, the “Janus Funds”).

Aggregate Dollar Range of Equity
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Securities in Janus Funds
Janus Capital

Christopher H. Diaz	Janus Global Bond Fund	$100,001-$500,000	$500,001-$1,000,000

John Kerschner	Janus Multi-Sector Income Fund	$10,001-$50,000	$100,001-$500,000

John Lloyd	Janus Multi-Sector Income Fund	$100,001-$500,000	Over $1,000,000

Seth Meyer	Janus Multi-Sector Income Fund	$100,001-$500,000	Over $1,000,000

Mayur Saigal	Janus Real Return Fund	None	Over $1,000,000

Gibson Smith	Janus Flexible Bond Fund	Over $1,000,000	Over $1,000,000
	Janus Global Bond Fund	None
	Janus High-Yield Fund	$500,001-$1,000,000
	Janus Real Return Fund	None
	Janus Short-Term Bond Fund	$1-$10,000
	Perkins Value Plus Income Fund	None

Darrell Watters	Janus Flexible Bond Fund	$500,001-$1,000,000	Over $1,000,000
	Janus Global Bond Fund	None
	Janus High-Yield Fund	$500,001-$1,000,000
	Janus Real Return Fund	None
	Janus Short-Term Bond Fund	$100,001-$500,000
	Perkins Value Plus Income Fund	None

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Aggregate Dollar Range of Equity
Investment Personnel	Dollar Range of Equity Securities in the Fund(s) Managed		Securities in Janus Funds
INTECH

Adrian Banner	INTECH Global Dividend Fund	None	Over $1,000,000
	INTECH International Fund	$100,001-$500,000
	INTECH U.S. Core Fund	$500,001-$1,000,000
	INTECH U.S. Growth Fund	None
	INTECH U.S. Value Fund	None

Vassilios Papathanakos	INTECH Global Dividend Fund	None	Over $1,000,000
	INTECH International Fund	None
	INTECH U.S. Core Fund	$500,001-$1,000,000
	INTECH U.S. Growth Fund	None
	INTECH U.S. Value Fund	None

Joseph W. Runnels	INTECH Global Dividend Fund	None	$100,001-$500,000
	INTECH International Fund	None
	INTECH U.S. Core Fund	$100,001-$500,000
	INTECH U.S. Growth Fund	None
	INTECH U.S. Value Fund	None

Phillip Whitman	INTECH Global Dividend Fund	None	$100,001-$500,000
	INTECH International Fund	None
	INTECH U.S. Core Fund	None
	INTECH U.S. Growth Fund	None
	INTECH U.S. Value Fund	None

Perkins

Jeffrey R. Kautz	Perkins Mid Cap Value Fund	$500,001-$1,000,000	Over $1,000,000
	Perkins Value Plus Income Fund	Over $1,000,000

Alec Perkins	Perkins Select Value Fund	$100,001-$500,000	Over $1,000,000

Robert H. Perkins	Perkins Select Value Fund	Over $1,000,000	Over $1,000,000
	Perkins Small Cap Value Fund	Over $1,000,000

Thomas M. Perkins	Perkins Large Cap Value Fund	Over $1,000,000	Over $1,000,000
	Perkins Mid Cap Value Fund	Over $1,000,000

Kevin Preloger	Perkins Large Cap Value Fund	Over $1,000,000	Over $1,000,000
	Perkins Mid Cap Value Fund	Over $1,000,000

Tom Reynolds	Perkins Small Cap Value Fund	$100,001-$500,000	Over $1,000,000

Theodore M. Thome	Perkins Value Plus Income Fund	Over $1,000,000	Over $1,000,000

Justin Tugman	Perkins Small Cap Value Fund	$500,001-$1,000,000	Over $1,000,000

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Principal shareholders

As of September 30, 2014, the officers and Trustees as a group owned approximately 9.0% of Class D Shares of Janus Multi-Sector Income Fund, 1.7% of Class T Shares of Janus Multi-Sector Income Fund, 4.9% of Class D Shares of Janus Real Return Fund, 8.9% of Class D Shares of Perkins Large Cap Value Fund, 15.1% of Class I Shares of Perkins Large Cap Value Fund, 2.8% of Class D Shares of Perkins Select Value Fund, 82.7% of Class I Shares of Perkins Select Value Fund, 7.8% of Class D Shares of Perkins Value Plus Income Fund, 38.8% of Class I Shares of Perkins Value Plus Income Fund, and less than 1% of the outstanding Shares of any other class of each of the other Funds in this SAI. In addition, for certain Funds, seed capital is provided through investment funds managed by Janus Capital and/or its affiliates (“affiliated funds”). These affiliated funds may also invest on an ongoing basis in certain Funds. As of September 30, 2014, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Funds is listed below. Any person who owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person is identified as the beneficial owner of more than 25% of a Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/or investment powers, that person may be presumed to control such Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders. In addition, a large redemption by a controlling person could significantly reduce the asset size of a Fund, which may adversely affect the Fund’s investment flexibility, portfolio diversification, and expense ratio.

To the best knowledge of the Trust, as of September 30, 2014, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for Janus Capital’s or JCGI’s ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Funds, except as shown. To the extent that Janus Capital or a subadviser to any Fund beneficially owns 25% or more of the outstanding Shares of any class of a Fund, Janus Capital or the subadviser may consider the effect of redemptions on the Fund and the Fund’s other shareholders in deciding whether to redeem its Shares. In certain circumstances, Janus Capital’s or JCGI’s ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Flexible Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	39.85%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	16.07%

	Pershing LLC Jersey City, NJ	12.67%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	10.79%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	8.91%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Bond Fund Class A Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	37.97%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	31.81%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.92%

	DA Davidson & Co M.J. Mackay & D.A. Mackay Great Falls, MT	5.41%

Janus High-Yield Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	82.07%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.42%

Janus Multi-Sector Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	100%	*

Janus Real Return Fund Class A Shares	Janus Capital Group Inc. Denver, CO	74.49%	*

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	19.91%

Janus Short-Term Bond Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	48.75%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.84%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.30%

	Pershing LLC Jersey City, NJ	8.01%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.86%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.46%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH Global Dividend Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	54.90%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	27.13%

	Pershing LLC Jersey City, NJ	7.67%

	Robert W Baird & Co Inc. Account 1624-6811 Milwaukee, WI	5.82%

INTECH International Fund Class A Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	77.21%

	Pershing LLC Jersey City, NJ	12.89%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.53%

INTECH U.S. Core Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	58.48%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.24%

	Pershing LLC Jersey City, NJ	9.37%

INTECH U.S. Growth Fund Class A Shares	Hartford Life Insurance Company Separate Account Hartford, CT	18.83%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	18.36%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	9.66%

	Mid Atlantic Trust Company FBO MG Engineering DPC 401K Profit Sharing Plan & Trust Pittsburgh, PA	7.10%

INTECH U.S. Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	37.16%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	19.24%

	Morgan Stanley & Co Jersey City, NJ	13.81%

	Pershing LLC Jersey City, NJ	10.99%

	State Street Corporation Trustee FBO ADP Access Boston, MA	10.70%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Large Cap Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	47.58%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	9.62%

	Brown Brothers Harriman & Co Custodian for 5894159 Jersey City, NJ	8.49%

	Brown Brothers Harriman & Co Custodian for 5894092 Jersey City, NJ	8.02%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.82%

Perkins Mid Cap Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	22.17%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	15.80%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	15.72%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.02%

	Pershing LLC Jersey City, NJ	7.45%

Perkins Select Value Fund Class A Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	66.37%

	Pershing LLC Jersey City, NJ	32.05%

Perkins Small Cap Value Fund Class A Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	32.93%

	PIMS/Prudential Retirement As Nominee for the Ttee/Cust PL 105 Global Imaging Systems Tampa, FL	18.92%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.28%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.72%

	New York Life Trust Company Parsippany, NJ	6.57%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Value Plus Income Fund Class A Shares	Janus Capital Group Inc. Denver, CO	78.65%	*

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	7.72%

Janus Flexible Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	25.80%

	Morgan Stanley & Co Jersey City, NJ	21.44%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.89%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	9.98%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.56%

Janus Global Bond Fund Class C Shares	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	23.18%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.85%

	Morgan Stanley & Co Jersey City, NJ	12.76%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.41%

	LPL Financial A/C 1000-0005 San Diego, CA	9.02%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	8.47%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	8.34%

	Pershing LLC Jersey City, NJ	6.97%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus High-Yield Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	36.24%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.14%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	11.81%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	10.09%

	Pershing LLC Jersey City, NJ	8.31%

Janus Multi-Sector Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	97.77%	*

Janus Real Return Fund Class C Shares	Janus Capital Group Inc. Denver, CO	96.70%	*

Janus Short-Term Bond Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.64%

	Morgan Stanley & Co Jersey City, NJ	18.85%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	12.80%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.99%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	8.09%

	Pershing LLC Jersey City, NJ	5.86%

	LPL Financial A/C 1000-0005 San Diego, CA	5.16%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.11%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH Global Dividend Fund Class C Shares	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	26.38%

	LPL Financial A/C 1000-0005 San Diego, CA	24.77%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	14.32%

	Robert W Baird & Co Inc. Account 7286-8830 Milwaukee, WI	7.15%

INTECH International Fund Class C Shares	Pershing LLC Jersey City, NJ	74.61%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.15%

	Janus Capital Group Inc. Denver, CO	10.07%	*

INTECH U.S. Core Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	34.20%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	23.91%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.30%

	Morgan Stanley & Co Jersey City, NJ	9.95%

	Pershing LLC Jersey City, NJ	6.68%

INTECH U.S. Growth Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	36.57%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	22.69%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	13.94%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	5.53%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH U.S. Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	43.73%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.04%

	Morgan Stanley & Co Jersey City, NJ	15.41%

	Pershing LLC Jersey City, NJ	10.59%

	Robert W Baird & Co Inc. Account 7303-1524 Milwaukee, WI	7.75%

Perkins Large Cap Value Fund Class C Shares	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	17.53%

	Pershing LLC Jersey City, NJ	15.56%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	13.23%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	13.22%

	LPL Financial A/C 1000-0005 San Diego, CA	6.79%

Perkins Mid Cap Value Fund Class C Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	20.01%

	Morgan Stanley & Co Jersey City, NJ	13.16%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.48%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	11.29%

	Pershing LLC Jersey City, NJ	7.30%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.10%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.05%

Perkins Select Value Fund Class C Shares	Pershing LLC Jersey City, NJ	55.29%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	40.26%

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Small Cap Value Fund Class C Shares	Morgan Stanley & Co Jersey City, NJ	18.59%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	18.25%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.30%

	Pershing LLC Jersey City, NJ	8.77%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.49%

	Raymond James House Acct Firm #92500015 Omnibus for Mutual Funds St. Petersburg, FL	6.26%

	American Enterprise Investment Svc FBO 41999970 Minneapolis, MN	5.88%

Perkins Value Plus Income Fund Class C Shares	Janus Capital Group Inc. Denver, CO	76.12%	*

Janus Multi-Sector Income Fund Class D Shares	Janus Capital Group Inc. Denver, CO	49.78%	*

	J.N. Lloyd & J.J. Lloyd Englewood, CO	11.58%

Janus Real Return Fund Class D Shares	State St. Bank Cust Roth IRA J.M. Ketzelman Houston, TX	12.75%

	M.L. Hardy & S.C. Hardy Spring Hill, FL	6.28%

Perkins Large Cap Value Fund Class D Shares	Thomas M. Perkins & Jamel S. Perkins TR Perkins Rev Trust U/A 10/02/1991 San Francisco, CA	6.97%

Perkins Select Value Fund Class D Shares	State St. Bank Cust IRA J.A. Frahm Racine, WI	7.05%

Janus Flexible Bond Fund Class I Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	30.78%

	Edward D Jones & Co For the Benefit of Customers St. Louis, MO	29.44%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.53%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.00%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Global Bond Fund Class I Shares	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	45.02%

	Morgan Stanley & Co Jersey City, NJ	24.31%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	11.95%

	RBC Capital Markets LLC Mutual Fund Omnibus Minneapolis, MN	8.27%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	6.74%

Janus High-Yield Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	36.61%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	12.94%

	Morgan Stanley & Co Jersey City, NJ	11.97%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	9.49%

	JP Morgan Clearing Co Omnibus Acct For the Exclusive Benefit of Customers Brooklyn, NY	8.14%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	5.05%

Janus Multi-Sector Income Fund Class I Shares	Janus Capital Group Inc. Denver, CO	100%	*

Janus Real Return Fund Class I Shares	Janus Capital Group Inc. Denver, CO	93.58%	*

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	6.42%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

114

Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Short-Term Bond Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	25.15%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.63%

	UBS WM USA 0O0 11011 6100 Omni Account M/F Jersey City, NJ	11.45%

	Morgan Stanley & Co Jersey City, NJ	9.83%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	9.62%

	Charles Schwab & Co Inc. Exclusive Benefit of Customers Reinvest Account San Francisco, CA	7.61%

	Pershing LLC Jersey City, NJ	6.71%

INTECH Global Dividend Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	69.69%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	30.07%

INTECH International Fund Class I Shares	Janus Global Allocation Fund – Growth INTECH International Omnibus Acct Denver, CO	40.42%

	Janus Global Allocation Fund – Moderate INTECH International Omnibus Acct Denver, CO	36.10%

	Janus Global Allocation Fund – Conservative INTECH International Omnibus Acct Denver, CO	19.59%

INTECH U.S. Core Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	61.60%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.45%

	Minnesota Life Insurance Company St. Paul, MN	7.07%

	PIMS/Prudential Ret Plan Nominee Trustee Custodian Irving, TX	5.40%

115

Fund Name	Shareholder and Address of Record	Percentage Ownership
INTECH U.S. Growth Fund Class I Shares	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	17.92%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	15.02%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	12.75%

	American Dental Association Pension Chicago, IL	9.51%

	Enloe Medical Center Chico, CA	6.91%

	Janus Global Allocation Fund – Moderate INTECH U.S. Growth Omnibus Account Denver, CO	5.27%

	Janus Global Allocation Fund – Growth INTECH U.S. Growth Omnibus Account Denver, CO	5.22%

INTECH U.S. Value Fund Class I Shares	Janus Global Allocation Fund – Moderate INTECH U.S. Value Omnibus Account Denver, CO	25.66%

	Janus Global Allocation Fund – Growth INTECH U.S. Value Omnibus Account Denver, CO	24.90%

	Janus Global Allocation Fund – Conservative INTECH U.S. Value Omnibus Account Denver, CO	16.36%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	13.53%

	Lincoln Retirement Services Company FBO Blanchard Valley Hth Sys 403B Jersey City, NJ	8.29%

Perkins Large Cap Value Fund Class I Shares	PWMCO, LLC FBO 101081 Chicago, IL	23.75%

	PWMCO, LLC FBO 100042 Chicago, IL	13.14%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.70%

	PWMCO, LLC FBO 100004 Chicago, LLC	5.16%

116

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class I Shares	Edward D Jones & Co For the Benefit of Customers St. Louis, MO	22.92%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	16.28%

	Morgan Stanley & Co Jersey City, NJ	10.91%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	7.84%

	Pershing LLC Jersey City, NJ	6.56%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.76%

Perkins Select Value Fund Class I Shares	PWMCO, LLC FBO 101081 Chicago, IL	32.10%

	PWMCO, LLC FBO 101201 Chicago, IL	18.46%

	PWMCO, LLC FBO 100042 Chicago, IL	6.95%

	PWMCO, LLC FBO 101150 Chicago, IL	6.27%

	PWMCO, LLC FBO 101349 Chicago, IL	6.12%

Perkins Small Cap Value Fund Class I Shares	JP Morgan Chase Bank As Directed Trustee For the Super Saver Capital Accumulation Plan For Employees of Participating AMR Corp Subsidiaries Overland Park, KS	24.20%

	First Clearing LLC Special Custody Acct For the Exclusive Benefit of Customer St. Louis, MO	11.21%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.25%

	Merrill Lynch Pierce Fenner & Smith, Inc. For the Sole Benefit of Customers Jacksonville, FL	5.52%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	5.19%

117

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Value Plus Income Fund Class I Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	26.54%

	PWMCO, LLC FBO 101134 Chicago, IL	20.05%

	PWMCO, LLC FBO 101483 Chicago, IL	13.22%

	PWMCO, LLC FBO 100175 Chicago, IL	8.70%

	PWMCO, LLC FBO 101472 Chicago, IL	5.62%

Janus Flexible Bond Fund Class N Shares	Vanguard Fiduciary Trust Company Valley Forge, PA	28.97%

	JPMorgan Chase Bank NA Custodian FBO P 06547 Dallas, TX	13.59%

	JPMorgan Chase Bank NA Cust FBO P 11436 Dallas, TX	11.71%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.30%

	Janus Global Allocation Fund -- Conservative Flexible Bond Omnibus Account Denver, CO	5.29%

	Charles Schwab & Co Inc. Special Custody A/C FBO Customers San Francisco, CA	5.16%

Janus High-Yield Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	72.56%

	Great West Life & Annuity FBO Variable Annuity 5 Greenwood Village, CO	21.33%

Janus Multi-Sector Income Fund Class N Shares	Janus Capital Group Inc. Denver, CO	94.20%	*

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.80%

Janus Short-Term Bond Fund Class N Shares	Janus Global Allocation Fund – Conservative Short Term Bond Omnibus Account Denver, CO	51.46%

	Janus Global Allocation Fund – Moderate Short Term Bond Omnibus Account Denver, CO	34.50%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	10.20%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

118

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Large Cap Value Fund Class N Shares	Janus Global Allocation Fund – Moderate Perkins Large Cap Value Omnibus Denver, CO	34.29%

	Janus Global Allocation Fund – Growth Perkins Large Cap Value Omnibus Denver, CO	30.46%

	Janus Global Allocation Fund – Conservative Perkins Large Cap Value Omnibus Denver, CO	28.41%

	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	5.66%

Perkins Mid Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	41.15%

	MAC & Co A/C NYPF3016002 FBO NY State Deferred Comp Plan Pittsburgh, PA	19.79%

	Minnesota Life Insurance Company St. Paul, MN	10.34%

	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	7.33%

	Fascore LLC State of Indiana Trustee FBO State of Indiana DCP 401K Greenwood Village, CO	6.20%

Perkins Small Cap Value Fund Class N Shares	National Financial Services LLC For the Exclusive Benefit of Our Customers Jersey City, NJ	47.38%

	State of Louisiana Trustee FBO Louisiana Public Employees DCP Greenwood Village, CO	11.11%

	Voya Retirement Insurance and Annuity Company Windsor, CT	9.89%

	Wells Fargo Bank FBO Various Retirement Plans 9888888836 Charlotte, NC	7.83%

Janus Flexible Bond Fund Class R Shares	Merrill Lynch Jacksonville, FL	25.68%

	Sammons Financial Network LLC West Des Moines, IA	5.35%

Janus High-Yield Fund Class R Shares	Merrill Lynch Jacksonville, FL	37.33%

	Fascore LLC Herbert Yentis & Company Inc. Ttee Herbert Yentis & Company Inc. 401K Greenwood Village, CO	15.95%

	MG Trust Company Cust. FBO Creative Times, Inc. 401(K) Plan Denver, CO	6.50%

119

Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class R Shares	Hartford Life Insurance Co Separate Account DC IV Hartford, CT	12.32%

	Sammons Financial Network LLC West Des Moines, IA	10.99%

	State Street Corporation Trustee FBO ADP Access Boston, MA	7.86%

	Merrill Lynch Jacksonville, FL	7.32%

Perkins Small Cap Value Fund Class R Shares	State Street Corporation Trustee FBO ADP Access Boston, MA	25.57%

	Merrill Lynch Jacksonville, FL	13.57%

	PIMS/Prudential Ret Plan Nominee Trustee Custodian Idaho Falls, ID	13.34%

Janus Flexible Bond Fund Class S Shares	Fascore LLC Reliance Trust Company FBO Retirement Plans Serviced by MetLife Greenwood Village, CO	51.04%

Janus Global Bond Fund Class S Shares	Janus Capital Group Inc. Denver, CO	98.97%	*

Janus High-Yield Fund Class S Shares	LPL Financial A/C 1000-0005 San Diego, CA	36.13%

	DWS Trust Co Ttee FBO Iridium Satellite 401K Plan Salem, NH	17.57%

	DWS Trust Co Ttee FBO Kettler Retirement Plan Salem, NH	10.92%

Janus Multi-Sector Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	97.74%	*

Janus Real Return Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.43%	*

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Short-Term Bond Fund Class S Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	36.22%

	Pershing LLC Jersey City, NJ	21.45%

	Frontier Trust Co FBO Kirst Construction 401K Plan 213 Fargo, ND	11.35%

	LPL Financial A/C 1000-0005 San Diego, CA	9.27%

	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	6.26%

	FIIOC FBO Shepard Bros Inc. 401K Profit Sharing Plan Covington, KY	5.43%

INTECH Global Dividend Fund Class S Shares	Janus Capital Group Inc. Denver, CO	85.33%	*

	Pershing LLC Jersey City, NJ	14.67%

INTECH International Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%	*

INTECH U.S. Core Fund Class S Shares	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	42.11%

	UMB Bank NA FBO Fiduciary for Tax Deferred Accounts Topeka, KS	17.32%

	Security Benefit Life Insurance Co FBO SBL Variable Annuity Acct XIV Topeka, KS	12.23%

	Nationwide Trust Company FSB Columbus, OH	6.44%

INTECH U.S. Growth Fund Class S Shares	American United Life Insurance Co Unit Investment Trust Indianapolis, IN	61.33%

	American United Life Insurance Co Group Retirement Annuity Indianapolis, IN	11.98%

	Charles Schwab & Co Inc. Special Custody Account FBO Institutional Client Accounts San Francisco, CA	10.55%

	Frontier Trust Co FBO Transwood Employees’ Ret Plan 480236 Fargo, ND	7.62%

INTECH U.S. Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%	*

Perkins Large Cap Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%	*

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Mid Cap Value Fund Class S Shares	Massachusetts Mutual Life Insurance Company Springfield, MA	15.17%

	Great-West Trust Company LLC Ttee Employee Benefits Clients 401K Greenwood Village, CO	10.28%

	Great West Life & Annuity Greenwood Village, CO	8.27%

Perkins Select Value Fund Class S Shares	Janus Capital Group Inc. Denver, CO	100%	*

Perkins Small Cap Value Fund Class S Shares	VRSCO FBO AIGFSB Custodian Trustee FBO State Univ System of Florida 403B Houston, TX	21.64%

	State Street Corporation Trustee FBO ADP Access Boston, MA	16.03%

	Voya Institutional Trust Company Braintree, MA	12.65%

	American United Life Insurance Co Group Retirement Annuity Indianapolis, IN	5.00%

Perkins Value Plus Income Fund Class S Shares	Janus Capital Group Inc. Denver, CO	99.98%	*

Janus Flexible Bond Fund Class T Shares	National Financial Services Co For Exclusive Benefit of Our Customers Jersey City, NJ	40.61%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.23%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	12.24%

Janus Global Bond Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	34.85%

	LPL Financial FBO Customer Accounts San Diego, CA	31.11%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	29.75%

Janus High-Yield Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	60.97%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	25.02%

Janus Multi-Sector Income Fund Class T Shares	Janus Capital Group Inc. Denver, CO	95.00%	*

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Janus Real Return Fund Class T Shares	Janus Capital Group Inc. Denver, CO	80.86%	*

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	9.25%

	LPL Financial A/C 1000-0005 San Diego, CA	8.76%

Janus Short-Term Bond Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	58.56%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	20.62%

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients Omaha, NE	9.35%

INTECH Global Dividend Fund Class T Shares	LPL Financial A/C 1000-0005 San Diego, CA	69.28%

	Vanguard Brokerage Services Account 6946-6856 Valley Forge, PA	10.25%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	8.69%

INTECH International Fund Class T Shares	LPL Financial A/C 1000-0005 San Diego, CA	83.00%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	14.40%

INTECH U.S. Core Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	45.51%

	National Financial Services Co For the Exclusive Benefit of Our Customers Jersey City, NJ	33.72%

INTECH U.S. Growth Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	93.85%

INTECH U.S. Value Fund Class T Shares	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	96.59%

*	This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

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Fund Name	Shareholder and Address of Record	Percentage Ownership
Perkins Large Cap Value Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Customers Jersey City, NJ	43.24%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	23.83%

	LPL Financial A/C 1000-0005 San Diego, CA	13.25%

Perkins Mid Cap Value Fund Class T Shares	National Financial Svcs Corp For the Exclusive Benefit of Our Customers Jersey City, NJ	38.98%

	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	31.64%

	Pershing LLC Jersey City, NJ	5.04%

Perkins Select Value Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	50.71%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	44.94%

Perkins Small Cap Value Fund Class T Shares	National Financial Services Co For Exclusive Benefit of Our Customers Jersey City, NJ	33.52%

	Charles Schwab & Co Inc. Reinvest Account San Francisco, CA	31.23%

Perkins Value Plus Income Fund Class T Shares	National Financial Services LLC For Exclusive Benefit of Our Cust Jersey City, NJ	42.35%

	Charles Schwab & Co Inc. Exclusive Benefit of Our Customers Reinvest Account San Francisco, CA	22.76%

	LPL Financial A/C 1000-0005 San Diego, CA	19.24%

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Miscellaneous information

Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Massachusetts business trust on February 11, 1986. As of the date of this SAI, the Trust offers 46 series of shares, known as “Funds.” Each Fund presently offers interests in different classes of shares as described in the table below.

	Class A	Class C	Class D	Class I	Class L	Class N	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
INTECH Global Dividend Fund	x	x	x	x				x	x
INTECH International Fund(1)	x	x		x				x	x
INTECH U.S. Core Fund(1)(2)	x	x	x	x		x		x	x
INTECH U.S. Growth Fund(1)	x	x		x				x	x
INTECH U.S. Value Fund(1)	x	x		x		x		x	x
Janus Asia Equity Fund	x	x	x	x				x	x
Janus Balanced Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Contrarian Fund(1)(2)	x	x	x	x			x	x	x
Janus Diversified Alternatives Fund	x	x	x	x		x		x	x
Janus Emerging Markets Fund	x	x	x	x				x	x
Janus Enterprise Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Flexible Bond Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Forty Fund(1)	x	x		x		x	x	x	x
Janus Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Global Allocation Fund – Conservative(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Growth(2)	x	x	x	x				x	x
Janus Global Allocation Fund – Moderate(2)	x	x	x	x				x	x
Janus Global Bond Fund	x	x	x	x		x		x	x
Janus Global Life Sciences Fund(2)	x	x	x	x				x	x
Janus Global Real Estate Fund(1)	x	x	x	x				x	x
Janus Global Research Fund(2)	x	x	x	x			x	x	x
Janus Global Select Fund(1)(2)	x	x	x	x			x	x	x
Janus Global Technology Fund(2)	x	x	x	x				x	x
Janus Global Unconstrained Bond Fund	x	x	x	x		x		x	x
Janus Government Money Market Fund(2)			x						x
Janus Growth and Income Fund(1)(2)	x	x	x	x			x	x	x
Janus High-Yield Fund(1)(2)	x	x	x	x		x	x	x	x
Janus International Equity Fund(1)	x	x	x	x		x	x	x	x
Janus Money Market Fund(2)			x						x
Janus Multi-Sector Income Fund	x	x	x	x		x		x	x
Janus Overseas Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Preservation Series – Global	x	x	x	x				x	x
Janus Preservation Series – Growth	x	x	x	x				x	x
Janus Real Return Fund	x	x	x	x				x	x
Janus Research Fund(2)	x	x	x	x		x		x	x
Janus Short-Term Bond Fund(2)	x	x	x	x		x		x	x
Janus Triton Fund(1)(2)	x	x	x	x		x	x	x	x
Janus Twenty Fund(2)			x						x
Janus Venture Fund(2)	x	x	x	x		x		x	x
Perkins Global Value Fund(2)	x	x	x	x		x		x	x
Perkins International Value Fund	x	x	x	x		x		x	x
Perkins Large Cap Value Fund(1)	x	x	x	x		x		x	x
Perkins Mid Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Perkins Select Value Fund	x	x	x	x				x	x

125

	Class A	Class C	Class D	Class I	Class L	Class N	Class R	Class S	Class T
Fund Name	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares	Shares
Perkins Small Cap Value Fund(1)(2)	x	x	x	x	x	x	x	x	x
Perkins Value Plus Income Fund	x	x	x	x				x	x

(1)	On July 6, 2009, the funds of the Janus Adviser Series trust reorganized into the Trust. As a result, certain Funds described in this SAI assumed the assets and liabilities of the corresponding Janus Adviser Series funds. The Funds involved in the reorganizations previously had a fiscal year end of either October 31 or July 31. Each Fund described in this SAI has a fiscal year end of June 30.
(2)	On February 16, 2010, the Fund’s Class J Shares (the initial share class) were restructured into two separate share classes. Shareholders who held their shares directly with Janus Capital were transitioned to a newly created share class called “Class D Shares.” Shareholders who held their shares through an intermediary remained in Class J Shares, which was renamed “Class T Shares.”

Any funds listed in the preceding table that are not marked with footnote (1) or (2) commenced operations after July 6, 2009.

Effective January 28, 2011, Janus Research Core Fund was reorganized into Janus Growth and Income Fund. Effective March 15, 2013, Janus Global Research Fund was reorganized into Janus Worldwide Fund, which was subsequently renamed Janus Global Research Fund. Effective April 5, 2013, Janus World Allocation Fund was reorganized into Janus Global Allocation Fund – Moderate.

Janus Capital reserves the right to the name “Janus.” In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name “Janus” as soon as reasonably practicable.

Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trustees. The Amended and Restated Agreement and Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of their liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

It is important to know that, pursuant to the Trust’s Amended and Restated Agreement and Declaration of Trust, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent. Any such consolidation, merger, or reorganization may be authorized at any time by a vote of a majority of the Trustees then in office.

SHARES OF THE TRUST

The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights. Shares of each Fund may be transferred by endorsement or stock power as is customary, but a Fund is not bound to recognize any transfer until it is recorded on its books.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Agreement and Declaration of Trust or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as changing fundamental policies, electing or removing Trustees, making any changes to the Amended and Restated Agreement and Declaration of Trust that would materially adversely affect shareholders’ rights, determining whether to bring certain derivative actions, or for any other purpose requiring a shareholder vote under applicable law or the Trust’s governing documents, or as the Trustees consider necessary or desirable.

Under the Amended and Restated Agreement and Declaration of Trust, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning shares representing at least

126

10% of the shares then outstanding. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

The Trustees of the Trust were elected at a Special Meeting of Shareholders on June 10, 2010 (excluding Messrs. Cvengros and Brown, who were subsequently appointed). Under the Amended and Restated Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act.

As a shareholder, you are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the Fund that you own. Generally, all funds and classes vote together as a single group, except where a separate vote of one or more funds or classes is required by law or where the interests of one or more funds or classes are affected differently from other funds or classes. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

MASTER/FEEDER OPTION

The Trust may in the future seek to achieve a fund’s objective by investing all of that fund’s assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to that fund. Unless otherwise required by law, this policy may be implemented by the Trustees without shareholder approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1900 16th Street, Suite 1600, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds’ annual financial statements and compiles their tax returns.

REGISTRATION STATEMENT

The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

127

Financial statements

DOCUMENTS INCORPORATED BY REFERENCE TO THE JANUS FUNDS’ FIXED INCOME & MONEY MARKET, MATHEMATICAL, AND VALUE ANNUAL REPORTS OF JANUS INVESTMENT FUND (AUDITED)

The following audited financial statements for the period ended June 30, 2014 are hereby incorporated into this SAI by reference to the Annual Reports dated June 30, 2014, as applicable.

• Schedules of Investments as of June 30, 2014

• Statements of Assets and Liabilities as of June 30, 2014

• Statements of Operations for the fiscal period ended June 30, 2014

• Statements of Changes in Net Assets for the fiscal period ended June 30, 2014

• Financial Highlights for each of the periods indicated

• Notes to Financial Statements

• Report of Independent Registered Public Accounting Firm

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

128

Appendix A

EXPLANATION OF RATING CATEGORIES

The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR’S RATINGS SERVICES

Bond Rating	Explanation

Investment Grade
AAA	Highest rating; extremely strong capacity to pay principal and interest.
AA	High quality; very strong capacity to pay principal and interest.
A	Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
Non-Investment Grade
BB	Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B	More vulnerable to nonpayment than obligations rated “BB,” but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC	Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
CC	Currently highly vulnerable to nonpayment.
C	Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.
D	In default.

129

FITCH, INC.

Long-Term Bond Rating	Explanation

Investment Grade
AAA	Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.
AA	Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
A	High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB	Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.
Non-Investment Grade
BB	Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
B	Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
CCC	May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.
CC	May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.
C	May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
D	In default.

Short-Term Bond Rating	Explanation

F-1+	Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
F-1	Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.
F-2	Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

MOODY’S INVESTORS SERVICE, INC.

Bond Rating	Explanation

Investment Grade
Aaa	Highest quality, smallest degree of investment risk.
Aa	High quality; together with Aaa bonds, they compose the high-grade bond group.
A	Upper to medium-grade obligations; many favorable investment attributes.
Baa	Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
Non-Investment Grade
Ba	More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
B	Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
Caa	Poor standing, may be in default; elements of danger with respect to principal or interest payments.
Ca	Speculative in a high degree; could be in default or have other marked shortcomings.
C	Lowest rated; extremely poor prospects of ever attaining investment standing.

130

Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies (“split-rated securities”), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security or (ii) the lowest rating if only two agencies provide a rating for the security.

131

janus.com

151 Detroit Street

Denver, Colorado 80206-4805

1-877-335-2687

annual report

June 30, 2014

Janus Mathematical Funds

INTECH Global Dividend Fund

INTECH International Fund

INTECH U.S. Core Fund

INTECH U.S. Growth Fund

INTECH U.S. Value Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

Table of Contents

            Janus Mathematical Funds

INTECH Global Dividend Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH Global Dividend Fund’s Class I Shares returned 22.09%. This compares to the 24.05% return posted by the MSCI World Index, the Fund’s primary benchmark, for the same time period. The Fund’s secondary benchmark, the MSCI World High Dividend Yield Index, returned 23.04%.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

An overall decrease in market diversity over the past 12 months reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, faced a headwind from the overall decrease in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overweight allocation to the industrials sector contributed to the Fund’s return over the period. However, an underweight to the best-performing energy sector detracted.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital and income.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we seek to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 1

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2014

AstraZeneca PLC Pharmaceuticals	2.3%
Lockheed Martin Corp. Aerospace & Defense	2.3%
Teva Pharmaceutical Industries, Ltd. Pharmaceuticals	1.8%
Lorillard, Inc. Tobacco	1.6%
Raytheon Co. Aerospace & Defense	1.6%

9.6%

Asset Allocation – (% of Net Assets)

As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2014

As of June 30, 2013

2 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014			Expense Ratios – per the October 28, 2013 prospectuses
	One	Since	Total Annual Fund	Net Annual Fund
	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	21.79%	16.85%	2.69%	0.77%

MOP	14.77%	14.16%

INTECH Global Dividend Fund – Class C Shares

NAV	20.83%	15.98%	3.50%	1.50%

CDSC	19.83%	15.98%

INTECH Global Dividend Fund – Class D Shares(1)	21.92%	16.89%	2.57%	0.65%

INTECH Global Dividend Fund – Class I Shares	22.09%	17.15%	2.45%	0.52%

INTECH Global Dividend Fund – Class S Shares	21.99%	16.88%	2.96%	1.00%

INTECH Global Dividend Fund – Class T Shares	21.84%	16.93%	2.69%	0.75%

MSCI World IndexSM	24.05%	20.69%

MSCI World High Dividend Yield Index	23.04%	18.35%

Morningstar Quartile – Class I Shares	3rd	4th

Morningstar Ranking – based on total returns for World Stock Funds	654/1,127	724/931

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Until three years from inception, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

4 | JUNE 30, 2014

(unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,066.50	$4.25	$1,000.00	$1,020.68	$4.16	0.83%

Class C Shares	$1,000.00	$1,062.50	$8.13	$1,000.00	$1,016.91	$7.95	1.59%

Class D Shares	$1,000.00	$1,067.50	$3.38	$1,000.00	$1,021.52	$3.31	0.66%

Class I Shares	$1,000.00	$1,067.90	$2.72	$1,000.00	$1,022.17	$2.66	0.53%

Class S Shares	$1,000.00	$1,069.40	$1.74	$1,000.00	$1,023.11	$1.71	0.34%

Class T Shares	$1,000.00	$1,067.60	$3.43	$1,000.00	$1,021.47	$3.36	0.67%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 98.8%
Aerospace & Defense – 5.1%
18,051	BAE Systems PLC	$133,717
18,649	Cobham PLC	99,661
2,800	Lockheed Martin Corp.	450,044
3,500	Raytheon Co.	322,875
11,000	Singapore Technologies Engineering, Ltd.	33,531

		1,039,828
Air Freight & Logistics – 0.2%
9,805	Toll Holdings, Ltd.	47,145
Auto Components – 0.9%
1,156	Cie Generale des Etablissements Michelin	138,116
994	Nokian Renkaat Oyj	38,788

		176,904
Automobiles – 1.1%
1,000	Daihatsu Motor Co., Ltd.	17,780
1,898	Daimler AG	177,755
800	General Motors Co.	29,040

		224,575
Building Products – 1.0%
2,220	Cie de Saint-Gobain	125,248
205	Geberit AG	71,979

		197,227
Capital Markets – 1.7%
4,768	Aberdeen Asset Management PLC	37,033
2,400	CI Financial Corp.	78,845
13,540	ICAP PLC	88,044
400	IGM Financial, Inc.	19,151
13,594	Investec PLC	125,382

		348,455
Chemicals – 1.7%
300	Agrium, Inc.	27,486
133	BASF SE	15,484
600	EI du Pont de Nemours & Co.	39,264
37	Givaudan SA	61,722
10,861	Incitec Pivot, Ltd.	29,695
4,402	Israel Chemicals, Ltd.	37,721
327	Koninklijke DSM NV	23,815
1,020	Orica, Ltd.	18,733
1,400	Potash Corp. of Saskatchewan, Inc.	53,250
723	Yara International ASA	36,233

		343,403
Commercial Banks – 2.7%
679	Australia & New Zealand Banking Group, Ltd.	21,343
8,200	Bank of East Asia, Ltd.	34,016
1,800	Bank of Montreal	132,575
300	Bank of Nova Scotia	20,004
6,089	Bendigo and Adelaide Bank, Ltd.	70,037
6,000	BOC Hong Kong Holdings, Ltd.	17,380
1,200	Canadian Imperial Bank of Commerce	109,213
1,000	DBS Group Holdings, Ltd.	13,436
3,500	Hang Seng Bank, Ltd.	57,173
2,000	Oversea-Chinese Banking Corp., Ltd.	15,322
200	Royal Bank of Canada	14,299
500	Toronto-Dominion Bank	25,743
1,000	United Overseas Bank, Ltd.	18,065

		548,606
Commercial Services & Supplies – 1.2%
1,959	Brambles, Ltd.	16,973
789	Edenred	23,923
22,989	G4S PLC	100,392
2,282	Securitas AB – Class B	27,075
1,600	Waste Management, Inc.	71,568

		239,931
Communications Equipment – 0.4%
1,300	Cisco Systems, Inc.	32,305
4,152	Telefonaktiebolaget LM Ericsson – Class B	50,194

		82,499
Construction & Engineering – 2.6%
2,054	Bouygues SA	85,467
1,569	Koninklijke Boskalis Westminster NV	89,981
5,640	Skanska AB – Class B	128,765
3,000	Vinci SA	224,276

		528,489
Containers & Packaging – 0.4%
2,134	Amcor, Ltd.	20,984
400	MeadWestvaco Corp.	17,704
3,758	Rexam PLC	34,404

		73,092
Distributors – 0.4%
600	Genuine Parts Co.	52,680
1,000	Jardine Cycle & Carriage, Ltd.	35,505

		88,185
Diversified Consumer Services – 0.2%
1,300	H&R Block, Inc.	43,576
Diversified Financial Services – 0.3%
1,021	ASX, Ltd.	34,307
1,017	Industrivarden AB – Class C	20,098
3,000	Singapore Exchange, Ltd.	16,725

		71,130
Diversified Telecommunication Services – 4.4%
1,200	AT&T, Inc.	42,432
500	BCE, Inc.	22,683
3,925	Belgacom SA	130,242
1,000	Bell Aliant, Inc.	26,141
2,704	Elisa Oyj	82,710
2,143	Inmarsat PLC	27,411
400	Nippon Telegraph & Telephone Corp.	24,950
53,000	PCCW, Ltd.	31,594
6,000	Singapore Telecommunications, Ltd.	18,530
483	Swisscom AG	280,833
8,611	TDC A/S	89,126
792	Telenor ASA	18,044
3,578	TeliaSonera AB	26,146
17,183	Telstra Corp., Ltd.	84,403

		905,245
Electric Utilities – 7.6%
1,400	American Electric Power Co., Inc.	78,078
5,000	Cheung Kong Infrastructure Holdings, Ltd.	34,483
2,000	CLP Holdings, Ltd.	16,412
8,744	Contact Energy, Ltd.	40,640
266	Duke Energy Corp.	19,734
43,369	EDP – Energias de Portugal SA	217,572
2,200	Entergy Corp.	180,598

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

6 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Electric Utilities – (continued)
400	Fortis, Inc.	$12,174
3,999	Fortum Oyj	107,374
400	NextEra Energy, Inc.	40,992
362	Northeast Utilities	17,112
700	OGE Energy Corp.	27,356
300	Pinnacle West Capital Corp.	17,352
11,000	Power Assets Holdings, Ltd.	96,159
700	PPL Corp.	24,871
2,543	Red Electrica Corp. SA#	232,590
500	Southern Co.	22,690
9,156	SSE PLC	245,512
19,770	Terna Rete Elettrica Nazionale SpA	104,271
600	Xcel Energy, Inc.	19,338

		1,555,308
Electrical Equipment – 0%
343	ABB, Ltd.	7,900
Energy Equipment & Services – 1.3%
836	Aker Solutions ASA	14,533
3,195	AMEC PLC	66,427
600	Ensco PLC – Class A	33,342
1,100	Noble Corp. PLC	36,916
3,032	Petrofac, Ltd.	62,415
987	Seadrill, Ltd.	39,162
612	WorleyParsons, Ltd.	10,046

		262,841
Food & Staples Retailing – 3.4%
237	Casino Guichard Perrachon SA	31,421
1,485	Delhaize Group SA	100,464
8,806	J Sainsbury PLC	47,542
2,982	Koninklijke Ahold NV	55,977
700	Lawson, Inc.	52,522
15,710	Metcash, Ltd.	39,102
400	Sysco Corp.	14,980
3,628	Tesco PLC	17,644
2,054	Wesfarmers, Ltd.	81,024
11,074	WM Morrison Supermarkets PLC	34,754
6,454	Woolworths, Ltd.	214,308

		689,738
Food Products – 1.4%
400	Campbell Soup Co.	18,324
1,300	ConAgra Foods, Inc.	38,584
500	General Mills, Inc.	26,270
400	Kellogg Co.	26,280
600	Kraft Foods Group, Inc.	35,970
103	Nestle SA	7,981
9,712	Orkla ASA	86,557
2,738	Tate & Lyle PLC	32,070
217	Unilever NV	9,495
301	Unilever PLC	13,655

		295,186
Gas Utilities – 2.1%
2,161	Enagas SA	69,533
6,805	Gas Natural SDG SA#	214,907
22,682	Snam SpA	136,648

		421,088
Health Care Equipment & Supplies – 0.1%
263	Cochlear, Ltd.	15,299
Health Care Providers & Services – 0.5%
5,663	Sonic Healthcare, Ltd.	92,526
Hotels, Restaurants & Leisure – 2.0%
700	Darden Restaurants, Inc.	32,389
1,259	Flight Centre Travel Group, Ltd.	52,762
200	McDonald’s Corp.	20,148
15,000	SJM Holdings, Ltd.	37,586
12,176	Tatts Group, Ltd.	37,538
8,855	TUI Travel PLC	60,307
5,286	William Hill PLC	29,669
35,600	Wynn Macau, Ltd.	139,640

		410,039
Household Durables – 1.3%
551	Electrolux AB	13,941
1,900	Garmin, Ltd.#	115,710
2,600	Husqvarna AB – Class B	20,221
2,300	Leggett & Platt, Inc.	78,844
2,100	Sekisui House, Ltd.	28,798

		257,514
Household Products – 1.4%
800	Clorox Co.	73,120
1,100	Kimberly-Clark Corp.	122,342
915	Reckitt Benckiser Group PLC	79,852

		275,314
Industrial Conglomerates – 1.2%
2,000	Keppel Corp., Ltd.	17,311
18,000	NWS Holdings, Ltd.	33,398
3,000	SembCorp Industries, Ltd.	12,923
1,392	Siemens AG	183,828

		247,460
Information Technology Services – 0.6%
800	Paychex, Inc.	33,248
4,800	Western Union Co.	83,232

		116,480
Insurance – 7.0%
3,826	Admiral Group PLC	101,413
76	Allianz SE	12,664
2,855	AXA SA	68,233
1,400	Cincinnati Financial Corp.	67,256
3,690	CNP Assurances	76,594
25,394	Direct Line Insurance Group PLC	117,239
6,539	Gjensidige Forsikring ASA	117,303
1,200	Great-West Lifeco, Inc.	33,945
409	Hannover Rueck SE	36,854
8,713	Insurance Australia Group, Ltd.	47,973
67,074	Legal & General Group PLC	258,705
9,009	Mapfre SA	35,908
101	Muenchener Rueckversicherungs AG	22,389
5,137	Old Mutual PLC	17,379
1,300	Power Corp. of Canada	36,128
500	Power Financial Corp.	15,564
3,224	Sampo – Class A	163,109
1,359	SCOR SE	46,742
7,369	Standard Life PLC	47,173
226	Swiss Re AG	20,112
298	Tryg A/S	30,105

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Insurance – (continued)
369	Vienna Insurance Group AG Wiener Versicherung Gruppe	$19,750
80	Zurich Insurance Group AG	24,119

		1,416,657
Leisure Products – 1.1%
1,800	Hasbro, Inc.	95,490
2,400	Mattel, Inc.	93,528
1,000	Sankyo Co., Ltd.	38,454

		227,472
Machinery – 0.9%
618	Atlas Copco AB – Class B	16,515
620	Metso Oyj	23,489
8,000	SembCorp Marine, Ltd.	26,312
1,537	SKF AB – Class B	39,233
755	Wartsila Oyj Abp	37,442
35,000	Yangzijiang Shipbuilding Holdings, Ltd.	30,322

		173,313
Marine – 0.1%
146	Kuehne + Nagel International AG	19,432
Media – 5.1%
365	Axel Springer SE	22,464
18,023	British Sky Broadcasting Group PLC	278,800
2,992	Eutelsat Communications SA	103,953
2,289	Lagardere SCA	74,545
4,003	Pearson PLC	79,048
1,290	Reed Elsevier NV	29,585
11,791	Reed Elsevier PLC	189,660
5,597	SES SA (FDR)	212,277
1,100	Shaw Communications, Inc. – Class B	28,209
1,015	Wolters Kluwer NV	30,046

		1,048,587
Metals & Mining – 2.3%
8,188	Anglo American PLC	200,360
3,707	Antofagasta PLC	48,400
511	BHP Billiton PLC	16,522
669	BHP Billiton, Ltd.	22,644
8,153	Fortescue Metals Group, Ltd.	33,437
1,200	Freeport-McMoRan Copper & Gold, Inc.	43,800
500	Nucor Corp.	24,625
324	Rio Tinto PLC	17,234
693	Rio Tinto, Ltd.	38,751
1,300	Teck Resources, Ltd. – Class B	29,682

		475,455
Multi-Utilities – 4.9%
300	Alliant Energy Corp.	18,258
900	CenterPoint Energy, Inc.	22,986
2,950	Centrica PLC	15,780
1,300	CMS Energy Corp.	40,495
300	Consolidated Edison, Inc.	17,322
400	DTE Energy Co.	31,148
400	Integrys Energy Group, Inc.	28,452
6,930	National Grid PLC	99,612
1,200	NiSource, Inc.	47,208
2,500	PG&E Corp.	120,050
3,800	Public Service Enterprise Group, Inc.	155,002
1,600	SCANA Corp.	86,096
1,100	Sempra Energy	115,181
5,372	Suez Environment Co.	102,828
2,000	Wisconsin Energy Corp.	93,840

		994,258
Multiline Retail – 0.1%
3,390	Marks & Spencer Group PLC	24,666
Oil, Gas & Consumable Fuels – 7.0%
5,700	Canadian Oil Sands, Ltd.	129,184
100	Chevron Corp.	13,055
1,100	ConocoPhillips	94,303
600	Husky Energy, Inc.	19,380
300	Keyera Corp.	22,104
1,538	Neste Oil Oyj	30,008
430	OMV AG	19,429
1,615	Repsol SA	42,589
718	Royal Dutch Shell PLC – Class A	29,715
2,480	Royal Dutch Shell PLC – Class B	107,897
700	Spectra Energy Corp.	29,736
8,892	Statoil ASA	273,203
3,000	TonenGeneral Sekiyu KK	28,492
3,544	Total SA	256,113
300	TransCanada Corp.	14,321
1,500	Vermilion Energy, Inc.	104,391
5,263	Woodside Petroleum, Ltd.	203,788

		1,417,708
Pharmaceuticals – 8.8%
1,700	AbbVie, Inc.	95,948
6,361	AstraZeneca PLC	472,457
600	Bristol-Myers Squibb Co.	29,106
1,800	Daiichi Sankyo Co., Ltd.	33,587
500	Eisai Co., Ltd.	20,950
2,100	Eli Lilly & Co.	130,557
765	GlaxoSmithKline PLC	20,474
800	Johnson & Johnson	83,696
500	Merck & Co., Inc.	28,925
278	Novartis AG	25,179
3,028	Orion Oyj – Class B	112,894
3,700	Pfizer, Inc.	109,816
617	Roche Holding AG	184,070
510	Sanofi	54,174
400	Takeda Pharmaceutical Co., Ltd.	18,556
7,083	Teva Pharmaceutical Industries, Ltd.	374,484

		1,794,873
Professional Services – 1.2%
2,741	Adecco SA	225,686
2,707	ALS, Ltd.	22,612

		248,298
Real Estate Management & Development – 1.4%
900	Daito Trust Construction Co., Ltd.	105,825
6,000	Hysan Development Co., Ltd.	28,103
6,000	Keppel Land, Ltd.	16,268
30,000	Sino Land Co., Ltd.	49,392
3,000	Sun Hung Kai Properties, Ltd.	41,147
1,500	Swire Pacific, Ltd. – Class A	18,464
258	Swiss Prime Site AG	21,389

		280,588
Road & Rail – 0.2%
24,000	ComfortDelGro Corp., Ltd.	48,131

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value
Semiconductor & Semiconductor Equipment – 1.1%
2,700	Intel Corp.	$83,430
4,000	Maxim Integrated Products, Inc.	135,240

		218,670
Software – 0.4%
2,700	CA, Inc.	77,598
Specialty Retail – 0.5%
700	GameStop Corp. – Class A	28,329
463	Hennes & Mauritz AB – Class B	20,240
700	L Brands, Inc.	41,062
1,900	Staples, Inc.	20,596

		110,227
Technology Hardware, Storage & Peripherals – 1.8%
1,800	Canon, Inc.	58,572
5,400	Seagate Technology PLC	306,828

		365,400
Textiles, Apparel & Luxury Goods – 0.5%
700	Coach, Inc.	23,933
504	Hugo Boss AG	75,322

		99,255
Tobacco – 4.7%
600	Altria Group, Inc.	25,164
3,466	British American Tobacco PLC	206,279
4,813	Imperial Tobacco Group PLC	216,605
5,400	Lorillard, Inc.	329,238
200	Philip Morris International, Inc.	16,862
2,200	Reynolds American, Inc.	132,770
931	Swedish Match AB	32,336

		959,254
Trading Companies & Distributors – 0.8%
1,600	ITOCHU Corp.	20,551
6,000	Marubeni Corp.	43,894
500	Mitsubishi Corp.	10,401
1,000	Mitsui & Co., Ltd.	16,033
2,743	Rexel SA	64,148
1,100	Sumitomo Corp.	14,856

		169,883
Transportation Infrastructure – 0.2%
11,240	Auckland International Airport, Ltd.	38,370
Water Utilities – 0.2%
954	Severn Trent PLC	31,539
Wireless Telecommunication Services – 1.3%
365	Millicom International Cellular SA (SDR)	33,442
2,900	NTT DOCOMO, Inc.	49,588
500	Rogers Communications, Inc. – Class B	20,124
9,000	StarHub, Ltd.	30,106
41,326	Vodafone Group PLC	137,897

		271,157

Total Common Stock (cost $18,170,692)		20,115,774

Preferred Stock – 0%
Media – 0%
124	ProSiebenSat.1 Media AG (cost $5,637)	5,524

Right – 0%
Oil, Gas & Consumable Fuels – 0%
1,615	Repsol SA* (cost $1,064)	1,099

Money Market – 1.2%
236,030	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $236,030)	236,030

Investment Purchased with Cash Collateral From Securities Lending – 2.1%
422,686	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $422,686)	422,686

Total Investments (total cost $18,836,109) – 102.1%		20,781,113

Liabilities, net of Cash, Receivables and Other Assets – (2.1)%		(425,291)

Net Assets – 100%		$20,355,822

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$ 5,934,953	28.6%
United Kingdom	4,070,745	19.6
France	1,688,058	8.1
Australia	1,255,430	6.0
Canada	994,596	4.8
Switzerland	950,402	4.6
Hong Kong	634,947	3.0
Spain	596,626	2.9
Finland	595,814	2.9
Norway	585,035	2.8
Japan	583,809	2.8
Germany	552,284	2.6
Sweden	428,206	2.1
Israel	412,205	2.0
Singapore	332,487	1.6
Italy	240,919	1.2
Netherlands	238,899	1.1
Belgium	230,706	1.1
Portugal	217,572	1.0
Denmark	119,231	0.6
New Zealand	79,010	0.4
Austria	39,179	0.2

Total	$20,781,113	100.0%

††	Includes Cash Equivalents of 3.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 9

INTECH International Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH International Fund’s Class I Shares returned 23.21%. This compares to the 23.57% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

An overall decrease in market diversity over the past 12 months reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the Index. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, faced a headwind from the overall decrease in market diversity over the period. However, the Fund benefited from a favorable security selection, which is a residual of the investment process, especially within mid-cap stocks.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s underweight allocations to the consumer staples and financials sectors contributed to the Fund’s return over the period. However, an underweight to the best-performing energy sector and an overweight allocation to the consumer discretionary sector detracted.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH International Fund.

10 | JUNE 30, 2014

(unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2014

Shire PLC Pharmaceuticals	2.5%
Galaxy Entertainment Group, Ltd. Hotels, Restaurants & Leisure	2.0%
Enel SpA Electric Utilities	2.0%
Associated British Foods PLC Food Products	1.9%
Continental AG Auto Components	1.8%

10.2%

Asset Allocation – (% of Net Assets)

As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 11

INTECH International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	22.74%	11.72%	1.44%	1.22%	1.22%

MOP	15.72%	10.39%	0.61%

INTECH International Fund – Class C Shares

NAV	21.91%	11.89%	1.33%	2.15%	2.11%

CDSC	20.91%	11.89%	1.33%

INTECH International Fund – Class I Shares	23.21%	11.79%	1.57%	0.92%	0.92%

INTECH International Fund – Class S Shares	22.92%	11.83%	1.43%	1.48%	1.48%

INTECH International Fund – Class T Shares	22.78%	11.60%	0.41%	1.17%	1.17%

MSCI EAFE® Index	23.57%	11.77%	1.21%

Morningstar Quartile – Class I Shares	1st	2nd	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	159/804	266/698	209/601

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

See important disclosures on the next page.

12 | JUNE 30, 2014

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – May 2, 2007

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,040.90	$5.97	$1,000.00	$1,018.94	$5.91	1.18%

Class C Shares	$1,000.00	$1,036.80	$9.70	$1,000.00	$1,015.27	$9.59	1.92%

Class I Shares	$1,000.00	$1,043.30	$4.15	$1,000.00	$1,020.73	$4.11	0.82%

Class S Shares	$1,000.00	$1,042.80	$3.70	$1,000.00	$1,021.17	$3.66	0.73%

Class T Shares	$1,000.00	$1,041.20	$5.62	$1,000.00	$1,019.29	$5.56	1.11%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

14 | JUNE 30, 2014

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.0%
Aerospace & Defense – 0.8%
51,686	Finmeccanica SpA*	$491,489
721	Safran SA	47,203
1,472	Thales SA	89,033
688	Zodiac Aerospace	23,287

		651,012
Air Freight & Logistics – 0.8%
16,289	Deutsche Post AG	589,023
5,340	Royal Mail PLC	45,597

		634,620
Airlines – 1.5%
8,969	Deutsche Lufthansa AG	192,557
17,442	easyJet PLC	407,405
86,341	International Consolidated Airlines Group SA*	547,470

		1,147,432
Auto Components – 3.0%
1,774	Cie Generale des Etablissements Michelin	211,952
6,151	Continental AG	1,424,580
5,579	GKN PLC	34,664
637	Pirelli & C SpA	10,222
4,914	Valeo SA	659,977

		2,341,395
Automobiles – 1.3%
872	Daimler AG	81,666
40,022	Fiat SpA*	395,097
16,000	Fuji Heavy Industries, Ltd.	443,084
2,300	Peugeot SA*	33,995
714	Renault SA	64,552

		1,018,394
Beverages – 0.1%
1,177	SABMiller PLC	68,236
1,000	Suntory Beverage & Food, Ltd.	39,244

		107,480
Biotechnology – 2.2%
6,430	Actelion, Ltd.	813,722
9,661	CSL, Ltd.	606,164
5,587	Grifols SA	305,340

		1,725,226
Building Products – 0.4%
1,244	Cie de Saint-Gobain	70,184
62	Geberit AG	21,769
7,900	LIXIL Group Corp.	213,236

		305,189
Capital Markets – 1.4%
26,999	3i Group PLC	185,679
2,534	Hargreaves Lansdown PLC	53,682
10,732	Investec PLC	98,984
4,050	Macquarie Group, Ltd.	227,688
51,055	Mediobanca SpA	508,907

		1,074,940
Chemicals – 1.4%
640	Croda International PLC	24,105
20,441	Incitec Pivot, Ltd.	55,888
350	Johnson Matthey PLC	18,566
2,373	K+S AG	78,028
154	Sika AG	629,826
277	Solvay SA	47,674
11,000	Taiyo Nippon Sanso Corp.	97,414
22,000	Teijin, Ltd.	55,168
897	Umicore SA	41,672

		1,048,341
Commercial Banks – 11.1%
10,877	Australia & New Zealand Banking Group, Ltd.	341,896
7,354	Banco Bilbao Vizcaya Argentaria SA	93,734
21,737	Banco de Sabadell SA	74,168
8,664	Banco Popolare SC	142,710
8,459	Banco Popular Espanol SA	56,521
20,559	Banco Santander SA	214,781
12,653	Bank Hapoalim BM	73,167
1,458,330	Bank of Ireland*	493,199
4,614	Bank of Queensland, Ltd.	53,027
129,105	CaixaBank SA	796,709
65,217	Commerzbank AG*	1,025,113
2,058	Commonwealth Bank of Australia	156,930
47,928	Credit Agricole SA	675,920
19,195	Danske Bank A/S	542,606
56,503	Intesa Sanpaolo SpA	150,241
359,702	Intesa Sanpaolo SpA	1,111,094
1,520	KBC Groep NV	82,727
159,314	Lloyds Banking Group PLC*	202,417
427	National Australia Bank, Ltd.	13,196
97,565	Natixis	625,453
3,371	Nordea Bank AB	47,590
11,078	Skandinaviska Enskilda Banken AB – Class A	148,103
1,067	Societe Generale SA	55,888
634	Svenska Handelsbanken AB – Class A	31,047
64,531	UniCredit SpA	540,299
88,363	Unione di Banche Italiane SCPA	764,639
2,443	Westpac Banking Corp.	78,035

		8,591,210
Commercial Services & Supplies – 0.7%
12,991	Babcock International Group PLC	258,313
7,210	Brambles, Ltd.	62,470
14,816	Securitas AB – Class B	175,784
166	Societe BIC SA	22,710

		519,277
Communications Equipment – 0%
1,548	Telefonaktiebolaget LM Ericsson – Class B	18,714
Construction & Engineering – 1.7%
13,908	ACS Actividades de Construccion y Servicios SA	636,034
6,505	Ferrovial SA	144,867
3,315	Koninklijke Boskalis Westminster NV	190,113
5,668	Leighton Holdings, Ltd.	105,433
1,801	OCI*	70,279
6,157	Skanska AB – Class B	140,569
476	Vinci SA	35,585

		1,322,880
Construction Materials – 0.8%
25,140	Boral, Ltd.	124,436
12,601	Fletcher Building, Ltd.	97,171
868	Holcim, Ltd.	76,315
1,404	Imerys SA	118,302

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 15

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Construction Materials – (continued)
11,011	James Hardie Industries PLC (CDI)	$143,675
709	Lafarge SA	61,547

		621,446
Distributors – 0.1%
2,000	Jardine Cycle & Carriage, Ltd.	71,009
Diversified Financial Services – 1.6%
1,324	Eurazeo SA	110,129
9,848	Exor SpA	404,384
962	Groupe Bruxelles Lambert SA	99,961
1,967	ING Groep NV*	27,632
5,993	Investor AB – Class B	224,930
6,091	London Stock Exchange Group PLC	209,186
839	Pargesa Holding SA	75,374
592	Wendel SA	84,786

		1,236,382
Diversified Telecommunication Services – 3.5%
9,664	Belgacom SA	320,678
105,442	Bezeq Israeli Telecommunication Corp., Ltd.	197,608
53,488	BT Group PLC	352,291
11,766	Elisa Oyj	359,899
49,000	HKT Trust and HKT, Ltd.	57,724
24,468	Koninklijke KPN NV*	89,148
18,131	Orange SA	286,109
128	Swisscom AG	74,423
41,456	Telecom Corp. of New Zealand, Ltd.	97,247
68,260	Telecom Italia SpA	67,433
73,008	Telecom Italia SpA	92,466
5,831	Telekom Austria AG	57,005
92,654	Telstra Corp., Ltd.	455,115
17,006	TPG Telecom, Ltd.	88,343
5,614	Vivendi SA	137,362

		2,732,851
Electric Utilities – 6.0%
209,783	EDP – Energias de Portugal SA	1,052,434
28,054	Electricite de France SA	883,470
262,796	Enel SpA	1,530,683
5,053	Iberdrola SA	38,627
8,500	Power Assets Holdings, Ltd.	74,304
10,406	Red Electrica Corp. SA#	951,764
2,658	SSE PLC	71,272
5,060	Terna Rete Elettrica Nazionale SpA	26,687

		4,629,241
Electrical Equipment – 2.4%
656	Legrand SA	40,136
1,100	Mabuchi Motor Co., Ltd.	83,404
13,600	Nidec Corp.	834,610
5,101	OSRAM Licht AG*	257,268
13,227	Vestas Wind Systems A/S*	667,387

		1,882,805
Electronic Equipment, Instruments & Components – 1.5%
1,000	Hamamatsu Photonics KK	49,067
18,500	Hoya Corp.	614,780
5,600	Murata Manufacturing Co., Ltd.	524,174

		1,188,021
Energy Equipment & Services – 0.9%
2,527	Fugro NV	144,680
4,787	Petrofac, Ltd.	98,543
14,299	Saipem SpA	385,692
511	Technip SA	55,896

		684,811
Food & Staples Retailing – 0.2%
797	Delhaize Group SA	53,919
2,975	Woolworths, Ltd.	98,786

		152,705
Food Products – 3.9%
2,020	Aryzta AG	191,383
28,141	Associated British Foods PLC	1,468,230
63	Barry Callebaut AG	85,625
3,711	Kerry Group PLC – Class A	278,700
2,000	Kikkoman Corp.	41,663
4	Lindt & Spruengli AG	247,146
14	Lindt & Spruengli AG	71,279
1,200	MEIJI Holdings Co., Ltd.	79,494
13,200	Nisshin Seifun Group, Inc.	157,556
40,377	Orkla ASA	359,856
573	Unilever PLC	25,993

		3,006,925
Gas Utilities – 1.8%
10,859	APA Group	70,539
17,553	Enagas SA	564,792
17,745	Gas Natural SDG SA#	560,400
27,393	Snam SpA	165,029

		1,360,760
Health Care Equipment & Supplies – 1.0%
3,882	Coloplast A/S – Class B	351,100
25,968	Smith & Nephew PLC	461,691

		812,791
Health Care Providers & Services – 0.8%
1,000	Alfresa Holdings Corp.	64,468
419	Fresenius SE & Co. KGaA	62,476
7,300	Medipal Holdings Corp.	103,493
1,778	Ramsay Health Care, Ltd.	76,271
25,803	Ryman Healthcare, Ltd.	193,104
4,968	Sonic Healthcare, Ltd.	81,171

		580,983
Health Care Technology – 0.1%
5,200	M3, Inc.	82,756
Hotels, Restaurants & Leisure – 3.9%
1,857	Accor SA	96,594
11,051	Crown Resorts, Ltd.	157,534
2,037	Flight Centre Travel Group, Ltd.	85,365
198,000	Galaxy Entertainment Group, Ltd.	1,583,959
332	Sodexo	35,707
18,413	Tabcorp Holdings, Ltd.	58,329
18,808	TUI Travel PLC	128,092
11,447	Whitbread PLC	863,633

		3,009,213
Household Durables – 0.9%
6,700	Casio Computer Co., Ltd.	97,236
27,083	Husqvarna AB – Class B	210,636
800	Iida Group Holdings Co., Ltd.	12,155
5,599	Persimmon PLC	121,965

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Household Durables – (continued)
800	Sony Corp.	$13,284
83,500	Techtronic Industries Co.	267,732

		723,008
Household Products – 0%
96	Henkel AG & Co. KGaA	9,661
Industrial Conglomerates – 0.1%
3,000	Hutchison Whampoa, Ltd.	41,031
Information Technology Services – 2.8%
18,200	Amadeus IT Holding SA – Class A	750,577
2,078	AtoS	173,103
2,688	Cap Gemini SA	191,750
1,645	Computershare, Ltd.	19,355
134,000	Fujitsu, Ltd.	1,004,107

		2,138,892
Insurance – 2.9%
1,071	Admiral Group PLC	28,388
238	Ageas	9,494
8,881	AMP, Ltd.	44,377
113,995	Aviva PLC	995,815
1,474	Baloise Holding AG	173,735
2,812	CNP Assurances	58,369
4,426	Delta Lloyd NV	112,355
5,996	Gjensidige Forsikring ASA	107,562
487	Hannover Rueck SE	43,882
14,829	Insurance Australia Group, Ltd.	81,648
54,157	Legal & General Group PLC	208,884
12,586	Standard Life PLC	80,570
7,296	Suncorp Group, Ltd.	93,137
240	Swiss Life Holding AG	56,928
57,000	UnipolSai SpA	183,249

		2,278,393
Internet Software & Services – 0.6%
10,930	United Internet AG	481,513
Leisure Products – 0%
500	Bandai Namco Holdings, Inc.	11,709
200	Shimano, Inc.	22,194

		33,903
Machinery – 1.6%
3,533	Alfa Laval AB	91,081
3,437	Atlas Copco AB – Class A	99,360
7,443	Atlas Copco AB – Class B	198,901
5,506	Metso Oyj	208,600
2,000	NGK Insulators, Ltd.	45,414
8,651	Volvo AB – Class B	119,217
10,004	Weir Group PLC	448,339

		1,210,912
Marine – 1.2%
70	AP Moeller – Maersk A/S – Class A	164,705
305	AP Moeller – Maersk A/S – Class B	757,976

		922,681
Media – 4.0%
327	Altice SA*	22,781
10,992	British Sky Broadcasting Group PLC	170,037
2,544	Eutelsat Communications SA	88,388
323,505	ITV PLC	986,475
3,353	JCDecaux SA	125,103
303	Kabel Deutschland Holding AG	44,370
12,405	Lagardere SCA	403,988
1,899	REA Group, Ltd.	76,467
3,998	Reed Elsevier NV	91,691
7,374	Reed Elsevier PLC	118,612
19,056	SES SA (FDR)	722,737
4,292	Telenet Group Holding NV	244,585

		3,095,234
Metals & Mining – 1.9%
136,505	Alumina, Ltd.*	173,741
3,352	Anglo American PLC	82,023
33,737	Fortescue Metals Group, Ltd.	138,362
4,705	Fresnillo PLC	70,206
7,094	Iluka Resources, Ltd.	54,375
10,610	Newcrest Mining, Ltd.	105,233
60,898	Norsk Hydro ASA	326,046
1,003	Randgold Resources, Ltd.	83,636
18,000	Sumitomo Metal Mining Co., Ltd.	292,329
4,653	ThyssenKrupp AG	135,637

		1,461,588
Multi-Utilities – 1.3%
9,218	AGL Energy, Ltd.	134,533
4,514	GDF Suez	124,261
7,095	National Grid PLC	101,983
24,473	Suez Environment Co.	468,450
7,642	Veolia Environnement SA	145,599

		974,826
Multiline Retail – 1.8%
12,739	Next PLC	1,411,472
Oil, Gas & Consumable Fuels – 3.4%
5,075	Caltex Australia, Ltd.	103,206
259	Delek Group, Ltd.	107,193
5,782	ENI SpA	158,177
21,700	Inpex Corp.	329,924
11,319	Origin Energy, Ltd.	156,018
1,042	Royal Dutch Shell PLC – Class A	43,123
1,063	Royal Dutch Shell PLC – Class B	46,248
18,864	Statoil ASA	579,589
9,309	Total SA	672,731
10,781	Woodside Petroleum, Ltd.	417,449

		2,613,658
Personal Products – 0.4%
7,100	Kao Corp.	279,472
Pharmaceuticals – 7.4%
10,993	AstraZeneca PLC	816,494
9,300	Chugai Pharmaceutical Co., Ltd.	262,133
2,043	Novartis AG	185,036
28,786	Novo Nordisk A/S – Class B	1,325,014
7,200	Ono Pharmaceutical Co., Ltd.	634,061
2,787	Orion Oyj – Class B	103,909
577	Roche Holding AG	172,137
24,722	Shire PLC	1,933,290
3,561	Teva Pharmaceutical Industries, Ltd.	188,273
995	UCB SA	84,235

		5,704,582

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Professional Services – 0.6%
734	Adecco SA	$60,436
3,189	Capita PLC	62,482
22,785	Seek, Ltd.	340,485
10	SGS SA	23,968

		487,371
Real Estate Investment Trusts (REITs) – 2.8%
42,500	British Land Co. PLC	510,896
35,000	CapitaCommercial Trust	47,730
3,136	Corio NV	160,160
227,967	Dexus Property Group	238,569
604	Fonciere Des Regions	65,482
23,436	Goodman Group	111,582
82,335	GPT Group	298,082
9,844	Hammerson PLC	97,700
808	ICADE	86,625
5,139	Land Securities Group PLC	91,104
11	Nippon Prologis REIT, Inc.	25,651
95,809	Scentre Group*	289,052
19,733	Segro PLC	116,563
10,134	Westfield Corp.	68,314

		2,207,510
Real Estate Management & Development – 1.3%
3,000	Cheung Kong Holdings, Ltd.	53,224
21,000	City Developments, Ltd.	172,333
3,487	Deutsche Wohnen AG	75,197
7,000	Hysan Development Co., Ltd.	32,786
20,000	Keppel Land, Ltd.	54,227
29,305	Lend Lease Group	362,213
21,800	Swire Properties, Ltd.	63,711
973	Swiss Prime Site AG	80,663
26,000	UOL Group, Ltd.	135,986

		1,030,340
Road & Rail – 0.3%
49,000	ComfortDelGro Corp., Ltd.	98,267
1,510	DSV A/S	49,230
23,000	Nagoya Railroad Co., Ltd.	91,737

		239,234
Semiconductor & Semiconductor Equipment – 0.6%
9,035	Infineon Technologies AG	112,933
3,200	Rohm Co., Ltd.	183,552
9,491	STMicroelectronics NV	85,144
1,000	Tokyo Electron, Ltd.	67,608

		449,237
Software – 0.4%
859	NICE Systems, Ltd.	35,101
45,627	Sage Group PLC	299,891

		334,992
Specialty Retail – 0.1%
5,885	Kingfisher PLC	36,152
20,500	Yamada Denki Co., Ltd.	73,063

		109,215
Technology Hardware, Storage & Peripherals – 1.4%
9,000	Brother Industries, Ltd.	155,938
93,187	Nokia Oyj#	705,585
5,200	Seiko Epson Corp.	221,266

		1,082,789
Textiles, Apparel & Luxury Goods – 0.8%
98	Hugo Boss AG	14,646
465	Luxottica Group SpA	26,912
6,453	Pandora A/S	494,853
29,500	Yue Yuen Industrial Holdings, Ltd.	98,775

		635,186
Tobacco – 0.7%
4,597	British American Tobacco PLC	273,590
6,141	Imperial Tobacco Group PLC	276,371

		549,961
Trading Companies & Distributors – 0.8%
22,327	Bunzl PLC	619,696
Transportation Infrastructure – 2.0%
13,980	Abertis Infraestructuras SA	321,673
540	Aeroports de Paris	71,142
23,187	Atlantia SpA	660,989
35,267	Groupe Eurotunnel SA	476,939
4,600	Transurban Group	32,050

		1,562,793
Water Utilities – 0.8%
39,206	United Utilities Group PLC	591,723
Wireless Telecommunication Services – 1.2%
11,600	SoftBank Corp.	863,844
3,306	Tele2 AB – Class B	38,952

		902,796

Total Common Stock (cost $68,843,504)		76,742,478

Preferred Stock – 0.1%
Automobiles – 0.1%
737	Bayerische Motoren Werke AG (cost $49,282)	70,647

Right – 0%
Diversified Telecommunication Services – 0%
8,820	HKT Trust and HKT, Ltd.* (cost $0)	2,606

Money Market – 0.6%
441,146	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $441,146)	441,146

Investment Purchased with Cash Collateral From Securities Lending – 2.8%
2,157,687	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $2,157,687)	2,157,687

Total Investments (total cost $71,491,619) – 102.5%		79,414,564

Liabilities, net of Cash, Receivables and Other Assets – (2.5)%		(1,914,060)

Net Assets – 100%		$77,500,504

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United Kingdom	$15,800,307	19.9%
France	8,485,588	10.7
Japan	8,170,288	10.3
Italy	7,816,399	9.8
Australia	6,478,539	8.2
Spain	6,057,457	7.6
Germany	4,699,197	5.9
Denmark	4,352,871	5.5
Switzerland	3,039,765	3.8
United States††	2,598,833	3.3
Hong Kong	2,275,852	2.9
Sweden	1,544,884	2.0
Finland	1,377,993	1.7
Norway	1,373,053	1.7
Portugal	1,052,434	1.3
Belgium	984,945	1.2
Netherlands	908,839	1.1
Ireland	771,899	1.0
Israel	601,342	0.8
Singapore	579,552	0.7
New Zealand	387,522	0.5
Austria	57,005	0.1

Total	$79,414,564	100.0%

††	Includes Cash Equivalents of 3.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 19

INTECH U.S. Core Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Core Fund’s Class T Shares returned 25.94%. This compares to the 24.61% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past 12 months, the portfolio’s average active sector positioning detracted from the strategy’s relative return. Specifically, an underweight position to the information technology sector and an overweight position to the consumer discretionary sector detracted from relative performance. However, an overall positive selection more than offset the adverse sector positioning.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Core Fund.

20 | JUNE 30, 2014

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2014

Home Depot, Inc. Specialty Retail	2.5%
Comcast Corp. – Class A Media	2.2%
Northrop Grumman Corp. Aerospace & Defense	1.8%
TJX Cos., Inc. Specialty Retail	1.7%
Time Warner, Inc. Media	1.6%

9.8%

Asset Allocation – (% of Net Assets)

As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 21

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectuses
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	25.84%	19.41%	8.28%	10.57%	0.98%

MOP	18.59%	18.00%	7.64%	9.99%

INTECH U.S. Core Fund – Class C Shares

NAV	24.87%	18.45%	7.46%	9.74%	1.77%

CDSC	23.87%	18.45%	7.46%	9.74%

INTECH U.S. Core Fund – Class D Shares(1)	26.02%	19.64%	8.55%	10.85%	0.85%

INTECH U.S. Core Fund – Class I Shares	26.22%	19.57%	8.52%	10.82%	0.75%

INTECH U.S. Core Fund – Class S Shares	25.61%	19.23%	8.10%	10.38%	1.17%

INTECH U.S. Core Fund – Class T Shares	25.94%	19.57%	8.52%	10.82%	0.92%

S&P 500® Index	24.61%	18.83%	7.78%	9.97%

Morningstar Quartile – Class T Shares	3rd	1st	2nd	2nd

Morningstar Ranking – based on total returns for Large Growth Funds	906/1,762	233/1,546	389/1,357	324/1,277

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

22 | JUNE 30, 2014

(unaudited)

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,067.20	$4.92	$1,000.00	$1,020.03	$4.81	0.96%

Class C Shares	$1,000.00	$1,063.40	$8.85	$1,000.00	$1,016.22	$8.65	1.73%

Class D Shares	$1,000.00	$1,067.70	$4.10	$1,000.00	$1,020.83	$4.01	0.80%

Class I Shares	$1,000.00	$1,068.70	$3.49	$1,000.00	$1,021.42	$3.41	0.68%

Class S Shares	$1,000.00	$1,066.30	$5.79	$1,000.00	$1,019.19	$5.66	1.13%

Class T Shares	$1,000.00	$1,067.70	$4.51	$1,000.00	$1,020.43	$4.41	0.88%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

24 | JUNE 30, 2014

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 6.3%
66,500	Boeing Co.	$8,460,795
20,400	General Dynamics Corp.	2,377,620
2,300	Honeywell International, Inc.	213,785
15,600	L-3 Communications Holdings, Inc.	1,883,700
54,100	Lockheed Martin Corp.	8,695,493
104,100	Northrop Grumman Corp.	12,453,483
67,900	Raytheon Co.	6,263,775
6,600	Rockwell Collins, Inc.	515,724
43,100	Textron, Inc.	1,650,299
1,500	United Technologies Corp.	173,175

		42,687,849
Air Freight & Logistics – 0.5%
18,200	FedEx Corp.	2,755,116
4,000	United Parcel Service, Inc. – Class B	410,640

		3,165,756
Airlines – 1.7%
39,200	Delta Air Lines, Inc.	1,517,824
374,200	Southwest Airlines Co.	10,051,012

		11,568,836
Auto Components – 2.1%
32,200	BorgWarner, Inc.	2,099,118
131,900	Delphi Automotive PLC	9,066,806
69,100	Goodyear Tire & Rubber Co.	1,919,598
17,500	Johnson Controls, Inc.	873,775

		13,959,297
Automobiles – 0%
2,600	Harley-Davidson, Inc.	181,610
Beverages – 1.9%
28,100	Brown-Forman Corp. – Class B	2,646,177
16,400	Coca-Cola Co.	694,704
3,100	Coca-Cola Enterprises, Inc.	148,118
82,700	Constellation Brands, Inc. – Class A*	7,288,351
7,200	Dr Pepper Snapple Group, Inc.	421,776
10,900	Monster Beverage Corp.*	774,227
12,400	PepsiCo, Inc.	1,107,816

		13,081,169
Biotechnology – 0.9%
7,300	Amgen, Inc.	864,101
4,700	Biogen Idec, Inc.*	1,481,957
41,000	Gilead Sciences, Inc.*	3,399,310

		5,745,368
Building Products – 0.5%
63,700	Allegion PLC	3,610,516
Capital Markets – 3.2%
67,400	Ameriprise Financial, Inc.	8,088,000
4,600	Bank of New York Mellon Corp.	172,408
7,400	BlackRock, Inc.	2,365,040
56,500	Charles Schwab Corp.	1,521,545
70,000	E*TRADE Financial Corp.*	1,488,200
20,000	Legg Mason, Inc.#	1,026,200
100,300	State Street Corp.	6,746,178

		21,407,571
Chemicals – 2.7%
3,800	CF Industries Holdings, Inc.	914,014
29,200	Dow Chemical Co.	1,502,632
17,100	Ecolab, Inc.	1,903,914
7,200	EI du Pont de Nemours & Co.	471,168
22,400	FMC Corp.	1,594,656
2,100	International Flavors & Fragrances, Inc.	218,988
7,500	LyondellBasell Industries NV – Class A	732,375
7,100	Monsanto Co.	885,654
19,400	PPG Industries, Inc.	4,076,910
12,300	Praxair, Inc.	1,633,932
18,200	Sherwin-Williams Co.	3,765,762
7,500	Sigma-Aldrich Corp.	761,100

		18,461,105
Commercial Banks – 1.4%
29,800	Bank of America Corp.	458,026
77,100	BB&T Corp.	3,040,053
5,400	Comerica, Inc.	270,864
29,300	Fifth Third Bancorp	625,555
16,526	JPMorgan Chase & Co.	952,228
17,100	M&T Bank Corp.#	2,121,255
1,500	PNC Financial Services Group, Inc.	133,575
11,300	U.S. Bancorp	489,516
27,980	Wells Fargo & Co.	1,470,629

		9,561,701
Commercial Services & Supplies – 0.8%
36,300	Cintas Corp.	2,306,502
4,200	Iron Mountain, Inc.	148,890
30,400	Pitney Bowes, Inc.	839,648
8,800	Republic Services, Inc.	334,136
2,500	Stericycle, Inc.*	296,050
10,300	Tyco International, Ltd. (U.S. Shares)	469,680
17,100	Waste Management, Inc.	764,883

		5,159,789
Communications Equipment – 1.3%
7,300	Cisco Systems, Inc.	181,405
23,900	F5 Networks, Inc.*	2,663,416
41,600	Harris Corp.	3,151,200
48,800	Juniper Networks, Inc.*	1,197,552
9,300	Motorola Solutions, Inc.	619,101
11,700	QUALCOMM, Inc.	926,640

		8,739,314
Construction & Engineering – 0.4%
2,800	Fluor Corp.	215,320
8,500	Jacobs Engineering Group, Inc.*	452,880
61,900	Quanta Services, Inc.*	2,140,502

		2,808,702
Construction Materials – 0.1%
13,300	Vulcan Materials Co.	847,875
Consumer Finance – 1.1%
29,500	American Express Co.	2,798,665
2,000	Capital One Financial Corp.	165,200
5,600	Discover Financial Services	347,088
229,400	Navient Corp.	4,062,674

		7,373,627
Containers & Packaging – 0.1%
10,200	Ball Corp.	639,336
3,100	Bemis Co., Inc.	126,046

		765,382

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Distributors – 0%
1,800	Genuine Parts Co.	$158,040
Diversified Consumer Services – 0.6%
2,100	Graham Holdings Co. – Class B	1,508,031
77,400	H&R Block, Inc.	2,594,448

		4,102,479
Diversified Financial Services – 1.5%
1,200	Berkshire Hathaway, Inc. – Class B*	151,872
32,300	CME Group, Inc.	2,291,685
18,606	IntercontinentalExchange Group, Inc.	3,514,674
41,400	McGraw Hill Financial, Inc.	3,437,442
1,000	Moody’s Corp.	87,660
17,500	NASDAQ OMX Group, Inc.	675,850

		10,159,183
Diversified Telecommunication Services – 0.5%
42,058	AT&T, Inc.	1,487,171
4,400	CenturyLink, Inc.	159,280
129,000	Frontier Communications Corp.#	753,360
14,600	Verizon Communications, Inc.	714,378

		3,114,189
Electric Utilities – 2.4%
33,600	American Electric Power Co., Inc.	1,873,872
55,412	Duke Energy Corp.	4,111,016
21,800	Edison International	1,266,798
8,100	Entergy Corp.	664,929
31,100	Exelon Corp.	1,134,528
20,800	NextEra Energy, Inc.	2,131,584
26,100	Northeast Utilities	1,233,747
21,000	Pepco Holdings, Inc.	577,080
4,200	Pinnacle West Capital Corp.	242,928
39,600	PPL Corp.	1,406,988
12,300	Southern Co.	558,174
24,200	Xcel Energy, Inc.	779,966

		15,981,610
Electrical Equipment – 0.2%
11,383	Eaton Corp. PLC	878,540
6,000	Rockwell Automation, Inc.	750,960

		1,629,500
Electronic Equipment, Instruments & Components – 0.5%
42,900	Corning, Inc.	941,655
28,000	FLIR Systems, Inc.	972,440
28,700	Jabil Circuit, Inc.	599,830
11,400	TE Connectivity, Ltd. (U.S. Shares)	704,976

		3,218,901
Energy Equipment & Services – 2.1%
22,800	Baker Hughes, Inc.	1,697,460
3,100	Cameron International Corp.*	209,901
37,600	Halliburton Co.	2,669,976
56,900	Helmerich & Payne, Inc.	6,606,659
72,600	Nabors Industries, Ltd.	2,132,262
3,100	National Oilwell Varco, Inc.	255,285
5,600	Schlumberger, Ltd. (U.S. Shares)	660,520

		14,232,063
Food & Staples Retailing – 2.1%
29,800	CVS Caremark Corp.	2,246,026
126,200	Kroger Co.	6,238,066
10,000	Safeway, Inc.	343,400
5,200	Sysco Corp.	194,740
43,300	Wal-Mart Stores, Inc.	3,250,531
26,000	Walgreen Co.	1,927,380

		14,200,143
Food Products – 2.8%
7,500	Archer-Daniels-Midland Co.	330,825
4,800	Campbell Soup Co.	219,888
17,500	ConAgra Foods, Inc.	519,400
22,200	General Mills, Inc.	1,166,388
21,200	Hershey Co.	2,064,244
88,100	Hormel Foods Corp.	4,347,735
10,300	JM Smucker Co.	1,097,671
2,000	Kellogg Co.	131,400
9,200	Keurig Green Mountain, Inc.	1,146,412
1,600	Mead Johnson Nutrition Co.	149,072
206,700	Tyson Foods, Inc. – Class A	7,759,518

		18,932,553
Gas Utilities – 0.2%
19,100	AGL Resources, Inc.	1,051,073
Health Care Equipment & Supplies – 2.0%
10,600	Baxter International, Inc.	766,380
15,100	Becton Dickinson and Co.	1,786,330
434,700	Boston Scientific Corp.*	5,551,119
5,100	CareFusion Corp.*	226,185
2,800	Covidien PLC (U.S. Shares)	252,504
14,200	CR Bard, Inc.	2,030,742
3,000	Edwards Lifesciences Corp.*	257,520
400	Intuitive Surgical, Inc.*	164,720
18,600	St Jude Medical, Inc.	1,288,050
2,100	Stryker Corp.	177,072
5,300	Varian Medical Systems, Inc.*	440,642
2,600	Zimmer Holdings, Inc.	270,036

		13,211,300
Health Care Providers & Services – 5.6%
64,663	Aetna, Inc.	5,242,876
66,600	AmerisourceBergen Corp.	4,839,156
49,200	Cardinal Health, Inc.	3,373,152
53,100	Cigna Corp.	4,883,607
62,000	DaVita HealthCare Partners, Inc.*	4,483,840
15,700	Express Scripts Holding Co.*	1,088,481
25,600	Humana, Inc.	3,269,632
8,700	Laboratory Corp. of America Holdings*	890,880
23,700	McKesson Corp.	4,413,177
2,900	Patterson Cos., Inc.	114,579
16,200	UnitedHealth Group, Inc.	1,324,350
38,800	WellPoint, Inc.	4,175,268

		38,098,998
Hotels, Restaurants & Leisure – 1.2%
18,800	Carnival Corp. (U.S. Shares)	707,820
3,300	Chipotle Mexican Grill, Inc.*	1,955,283
29,800	Marriott International, Inc. – Class A	1,910,180
7,800	McDonald’s Corp.	785,772
2,900	Starwood Hotels & Resorts Worldwide, Inc.	234,378
5,800	Wyndham Worldwide Corp.	439,176
9,400	Wynn Resorts, Ltd.	1,951,064
2,500	Yum! Brands, Inc.	203,000

		8,186,673

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Household Durables – 1.0%
20,100	DR Horton, Inc.	$494,058
25,000	Garmin, Ltd.#	1,522,500
15,100	Harman International Industries, Inc.	1,622,193
13,900	Lennar Corp. – Class A	583,522
63,300	Newell Rubbermaid, Inc.	1,961,667
19,200	PulteGroup, Inc.	387,072

		6,571,012
Household Products – 1.0%
17,600	Clorox Co.#	1,608,640
15,600	Colgate-Palmolive Co.	1,063,608
26,000	Kimberly-Clark Corp.	2,891,720
14,000	Procter & Gamble Co.	1,100,260

		6,664,228
Independent Power and Renewable Electricity Producers – 0.2%
45,400	NRG Energy, Inc.	1,688,880
Industrial Conglomerates – 0.3%
3,000	3M Co.	429,720
52,700	General Electric Co.	1,384,956
500	Roper Industries, Inc.	73,005

		1,887,681
Information Technology Services – 2.4%
1,300	Accenture PLC – Class A (U.S. Shares)	105,092
9,900	Alliance Data Systems Corp.*	2,784,375
8,900	Automatic Data Processing, Inc.	705,592
29,200	Cognizant Technology Solutions Corp. – Class A*	1,428,172
38,000	Computer Sciences Corp.	2,401,600
55,000	Fidelity National Information Services, Inc.	3,010,700
2,400	Fiserv, Inc.*	144,768
2,700	International Business Machines Corp.	489,429
27,500	MasterCard, Inc. – Class A	2,020,425
11,700	Paychex, Inc.	486,252
21,100	Total System Services, Inc.	662,751
8,400	Visa, Inc. – Class A	1,769,964

		16,009,120
Insurance – 6.6%
2,900	ACE, Ltd. (U.S. Shares)	300,730
58,500	Aflac, Inc.	3,641,625
184,600	Allstate Corp.	10,839,712
41,600	Aon PLC	3,747,744
65,600	Assurant, Inc.	4,300,080
29,800	Cincinnati Financial Corp.	1,431,592
6,200	Hartford Financial Services Group, Inc.	222,022
48,200	Lincoln National Corp.	2,479,408
20,700	Marsh & McLennan Cos., Inc.	1,072,674
116,300	Principal Financial Group, Inc.	5,870,824
21,000	Prudential Financial, Inc.	1,864,170
27,800	Torchmark Corp.	2,277,376
28,600	Travelers Cos., Inc.	2,690,402
112,600	Unum Group	3,913,976

		44,652,335
Internet & Catalog Retail – 0.8%
400	Amazon.com, Inc.*	129,912
6,900	Expedia, Inc.	543,444
5,300	Netflix, Inc.*	2,335,180
1,900	Priceline Group, Inc.*	2,285,700

		5,294,236
Internet Software & Services – 1.8%
6,700	eBay, Inc.*	335,402
50,500	Facebook, Inc. – Class A*	3,398,145
4,900	Google, Inc. – Class A*	2,864,883
4,900	Google, Inc. – Class C*	2,818,872
9,600	VeriSign, Inc.#	468,576
74,100	Yahoo!, Inc.*	2,603,133

		12,489,011
Leisure Products – 0.1%
15,500	Hasbro, Inc.	822,275
Life Sciences Tools & Services – 1.0%
8,900	Agilent Technologies, Inc.	511,216
20,900	PerkinElmer, Inc.	978,956
43,600	Thermo Fisher Scientific, Inc.	5,144,800

		6,634,972
Machinery – 1.7%
21,800	Caterpillar, Inc.	2,369,006
14,100	Deere & Co.	1,276,755
16,000	Dover Corp.	1,455,200
36,100	Flowserve Corp.	2,684,035
1,800	Illinois Tool Works, Inc.	157,608
5,900	Ingersoll-Rand PLC	368,809
5,200	Joy Global, Inc.	320,216
6,700	PACCAR, Inc.	420,961
5,000	Pall Corp.	426,950
8,200	Pentair PLC	591,384
5,700	Snap-on, Inc.	675,564
21,000	Xylem, Inc.	820,680

		11,567,168
Media – 7.0%
12,600	Cablevision Systems Corp. – Class A#	222,390
278,000	Comcast Corp. – Class A#	14,923,040
13,800	DIRECTV*	1,173,138
700	Discovery Communications, Inc. – Class A*	51,996
8,700	Interpublic Group of Cos., Inc.	169,737
41,200	News Corp. – Class A*	739,128
8,200	Omnicom Group, Inc.	584,004
6,700	Scripps Networks Interactive, Inc. – Class A	543,638
26,100	Time Warner Cable, Inc.	3,844,530
157,600	Time Warner, Inc.	11,071,400
167,000	Twenty-First Century Fox, Inc. – Class A	5,870,050
20,600	Viacom, Inc. – Class B	1,786,638
72,600	Walt Disney Co.	6,224,724

		47,204,413
Metals & Mining – 0.9%
175,200	Alcoa, Inc.	2,608,728
19,900	Allegheny Technologies, Inc.	897,490
11,400	Newmont Mining Corp.	290,016
3,800	Nucor Corp.	187,150
75,100	United States Steel Corp.#	1,955,604

		5,938,988
Multi-Utilities – 2.3%
20,000	Ameren Corp.	817,600
14,300	CMS Energy Corp.	445,445

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Multi-Utilities – (continued)
3,900	Consolidated Edison, Inc.	$225,186
15,000	Dominion Resources, Inc.	1,072,800
6,100	DTE Energy Co.	475,007
6,900	Integrys Energy Group, Inc.	490,797
45,300	NiSource, Inc.	1,782,102
21,400	PG&E Corp.	1,027,628
52,900	Public Service Enterprise Group, Inc.	2,157,791
8,800	SCANA Corp.	473,528
42,400	Sempra Energy	4,439,704
25,300	TECO Energy, Inc.#	467,544
33,000	Wisconsin Energy Corp.	1,548,360

		15,423,492
Multiline Retail – 0.2%
900	Dollar General Corp.*	51,624
6,500	Kohl’s Corp.	342,420
13,000	Macy’s, Inc.	754,260
3,300	Nordstrom, Inc.	224,169

		1,372,473
Oil, Gas & Consumable Fuels – 4.8%
73,800	Cabot Oil & Gas Corp.	2,519,532
85,700	Chesapeake Energy Corp.	2,663,556
2,000	Chevron Corp.	261,100
4,100	Cimarex Energy Co.	588,186
18,200	ConocoPhillips	1,560,286
42,000	CONSOL Energy, Inc.	1,934,940
7,800	Devon Energy Corp.	619,320
21,600	EOG Resources, Inc.	2,524,176
43,200	EQT Corp.	4,618,080
5,300	Exxon Mobil Corp.	533,604
19,000	Marathon Petroleum Corp.	1,483,330
3,400	Murphy Oil Corp.	226,032
7,700	Occidental Petroleum Corp.	790,251
21,200	ONEOK, Inc.	1,443,296
52,200	Peabody Energy Corp.#	853,470
16,700	Phillips 66	1,343,181
6,200	QEP Resources, Inc.	213,900
7,900	Range Resources Corp.	686,905
61,600	Southwestern Energy Co.*	2,802,184
28,800	Spectra Energy Corp.	1,223,424
32,700	Valero Energy Corp.	1,638,270
32,000	Williams Cos., Inc.	1,862,720

		32,389,743
Pharmaceuticals – 4.4%
42,100	Actavis PLC*,#	9,390,405
6,200	Allergan, Inc.	1,049,164
54,900	Bristol-Myers Squibb Co.	2,663,199
17,500	Eli Lilly & Co.	1,087,975
43,900	Forest Laboratories, Inc.*	4,346,100
8,200	Hospira, Inc.*	421,234
2,400	Johnson & Johnson	251,088
50,386	Merck & Co., Inc.	2,914,830
115,200	Mylan, Inc.*	5,939,712
8,800	Perrigo Co. PLC	1,282,688
14,900	Pfizer, Inc.	442,232

		29,788,627
Professional Services – 0.9%
1,300	Dun & Bradstreet Corp.#	143,260
40,000	Equifax, Inc.	2,901,600
62,500	Nielsen Holdings NV	3,025,625

		6,070,485
Real Estate Investment Trusts (REITs) – 2.4%
17,300	Apartment Investment & Management Co. – Class A	558,271
4,400	AvalonBay Communities, Inc.	625,636
7,200	Boston Properties, Inc.	850,896
91,800	Crown Castle International Corp.	6,817,068
9,400	Equity Residential	592,200
5,200	Essex Property Trust, Inc.	961,532
3,500	General Growth Properties, Inc.	82,460
4,500	HCP, Inc.	186,210
4,600	Health Care REIT, Inc.	288,282
6,100	Kimco Realty Corp.	140,178
3,500	Macerich Co.	233,625
7,700	Prologis, Inc.	316,393
9,100	Public Storage	1,559,285
2,100	Simon Property Group, Inc.	349,188
3,800	Ventas, Inc.	243,580
7,900	Vornado Realty Trust	843,167
49,500	Weyerhaeuser Co.#	1,637,955

		16,285,926
Real Estate Management & Development – 0.1%
15,600	CBRE Group, Inc. – Class A*	499,824
Road & Rail – 0.7%
6,600	Norfolk Southern Corp.	679,998
19,000	Ryder System, Inc.	1,673,710
24,000	Union Pacific Corp.	2,394,000

		4,747,708
Semiconductor & Semiconductor Equipment – 1.6%
16,700	Applied Materials, Inc.	376,585
11,000	Avago Technologies, Ltd.	792,770
37,700	Broadcom Corp. – Class A	1,399,424
69,200	Intel Corp.	2,138,280
10,900	Linear Technology Corp.	513,063
129,800	Micron Technology, Inc.*	4,276,910
30,600	NVIDIA Corp.	567,324
14,300	Xilinx, Inc.	676,533

		10,740,889
Software – 1.4%
38,500	Adobe Systems, Inc.*	2,785,860
16,700	Autodesk, Inc.*	941,546
46,100	CA, Inc.	1,324,914
2,300	Electronic Arts, Inc.*	82,501
6,500	Intuit, Inc.	523,445
54,900	Microsoft Corp.	2,289,330
16,100	Oracle Corp.	652,533
5,700	Red Hat, Inc.*	315,039
7,700	Salesforce.com, Inc.*	447,216
3,300	Symantec Corp.	75,570

		9,437,954
Specialty Retail – 5.1%
3,100	AutoZone, Inc.*	1,662,344
11,400	Best Buy Co., Inc.	353,514
21,300	Gap, Inc.	885,441
208,400	Home Depot, Inc.	16,872,064

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Specialty Retail – (continued)
7,400	L Brands, Inc.	$434,084
8,200	Lowe’s Cos., Inc.	393,518
8,300	O’Reilly Automotive, Inc.*	1,249,980
1,300	Ross Stores, Inc.	85,969
8,700	Tiffany & Co.	872,175
215,500	TJX Cos., Inc.	11,453,825

		34,262,914
Technology Hardware, Storage & Peripherals – 2.2%
80,500	Apple, Inc.	7,480,865
8,400	EMC Corp.	221,256
47,000	Hewlett-Packard Co.	1,582,960
21,000	NetApp, Inc.	766,920
10,000	Seagate Technology PLC	568,200
43,900	Western Digital Corp.	4,051,970

		14,672,171
Textiles, Apparel & Luxury Goods – 0.6%
17,900	Michael Kors Holdings, Ltd.*	1,586,835
6,400	NIKE, Inc. – Class B	496,320
11,600	Under Armour, Inc. – Class A*	690,084
25,200	VF Corp.	1,587,600

		4,360,839
Thrifts & Mortgage Finance – 0.1%
32,200	Hudson City Bancorp, Inc.	316,526
16,300	People’s United Financial, Inc.	247,271

		563,797
Tobacco – 1.1%
80,700	Altria Group, Inc.	3,384,558
35,500	Lorillard, Inc.	2,164,435
32,000	Reynolds American, Inc.	1,931,200

		7,480,193
Trading Companies & Distributors – 0%
200	WW Grainger, Inc.	50,854

Total Common Stock (cost $526,444,632)		670,974,380

Money Market – 0.5%
3,538,525	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $3,538,525)	3,538,525

Investment Purchased with Cash Collateral From Securities Lending – 4.1%
27,567,537	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $27,567,537)	27,567,537

Total Investments (total cost $557,550,694) – 104.0%		702,080,442

Liabilities, net of Cash, Receivables and Other Assets – (4.0)%		(27,056,679)

Net Assets – 100%		$675,023,763

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Growth Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Growth Fund’s Class S Shares returned 26.40%. This compares to the 26.92% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks on average. The Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. Over the past 12 months, the portfolio’s average active sector positioning detracted from the strategy’s relative return. Specifically, an underweight position to one of the best performing sectors (information technology) and an overweight position to financials detracted from relative performance.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

INVESTMENT STRATEGY AND OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we aim to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Growth Fund.

30 | JUNE 30, 2014

(unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2014

Apple, Inc. Technology Hardware, Storage & Peripherals	1.6%
Actavis PLC Pharmaceuticals	1.5%
Lockheed Martin Corp. Aerospace & Defense	1.1%
International Business Machines Corp. Information Technology Services	1.1%
McGraw Hill Financial, Inc. Diversified Financial Services	1.1%

6.4%

Asset Allocation – (% of Net Assets)

As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2014

As of June 30, 2013

Janus Mathematical Funds | 31

INTECH U.S. Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014					Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Ten	Since	Total Annual Fund
	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	26.56%	19.08%	7.09%	8.79%	0.90%

MOP	19.31%	17.67%	6.68%	8.42%

INTECH U.S. Growth Fund – Class C Shares

NAV	25.77%	18.10%	6.47%	8.17%	1.60%

CDSC	24.77%	18.10%	6.47%	8.17%

INTECH U.S. Growth Fund – Class I Shares	27.02%	19.40%	7.09%	8.79%	0.58%

INTECH U.S. Growth Fund – Class S Shares	26.40%	18.85%	7.09%	8.79%	1.06%

INTECH U.S. Growth Fund – Class T Shares	26.78%	18.85%	7.09%	8.79%	0.81%

Russell 1000® Growth Index	26.92%	19.24%	8.20%	9.49%

Morningstar Quartile – Class S Shares	2nd	2nd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	823/1,762	423/1,546	951/1,357	747/1,267

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

32 | JUNE 30, 2014

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009 after the reorganization of each class of the predecessor fund into corresponding shares of the Fund.

Performance shown for Class A Shares reflects the historical performance of the predecessor fund’s Class A Shares from September 30, 2004 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class A Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to September 30, 2004, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Performance shown for Class C Shares and Class S Shares for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund respectively prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Performance shown for Class I Shares reflects the performance of the predecessor fund’s Class I Shares from November 28, 2005 to July 6, 2009 (prior to the reorganization), calculated using the fees and expenses of the predecessor fund’s Class I Shares, net of any applicable fee and expense limitations or waivers. Performance shown for certain periods prior to November 28, 2005, reflects the historical performance of the predecessor fund’s Class S Shares (formerly named Class I Shares), calculated using the fees and expenses of Class S Shares of the predecessor fund, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for Class T Shares for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class S Shares prior to the reorganization, calculated using the fees and expenses of Class S Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – January 2, 2003

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,060.60	$4.75	$1,000.00	$1,020.18	$4.66	0.93%

Class C Shares	$1,000.00	$1,057.10	$8.01	$1,000.00	$1,017.01	$7.85	1.57%

Class I Shares	$1,000.00	$1,062.70	$3.07	$1,000.00	$1,021.82	$3.01	0.60%

Class S Shares	$1,000.00	$1,059.80	$5.31	$1,000.00	$1,019.64	$5.21	1.04%

Class T Shares	$1,000.00	$1,061.40	$4.14	$1,000.00	$1,020.78	$4.06	0.81%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

34 | JUNE 30, 2014

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.5%
Aerospace & Defense – 3.6%
8,000	B/E Aerospace, Inc.*	$739,920
9,700	Boeing Co.	1,234,131
5,500	Hexcel Corp.*	224,950
3,800	Honeywell International, Inc.	353,210
31,400	Huntington Ingalls Industries, Inc.	2,970,126
22,000	Lockheed Martin Corp.	3,536,060
7,500	Rockwell Collins, Inc.	586,050
9,200	Spirit AeroSystems Holdings, Inc. – Class A*	310,040
8,100	TransDigm Group, Inc.	1,354,806
3,800	United Technologies Corp.	438,710

		11,748,003
Air Freight & Logistics – 0.2%
7,900	United Parcel Service, Inc. – Class B	811,014
Airlines – 1.7%
6,500	Alaska Air Group, Inc.	617,825
50,000	American Airlines Group, Inc.*	2,148,000
32,800	Delta Air Lines, Inc.	1,270,016
27,100	Southwest Airlines Co.	727,906
16,800	United Continental Holdings, Inc.*	689,976

		5,453,723
Auto Components – 1.5%
18,800	BorgWarner, Inc.	1,225,572
25,500	Delphi Automotive PLC	1,752,870
10,030	FNF Group*	275,424
3,343	FNFV Group*	58,502
31,600	Goodyear Tire & Rubber Co.	877,848
8,300	Visteon Corp.*	805,183

		4,995,399
Automobiles – 0.6%
6,500	Harley-Davidson, Inc.	454,025
4,300	Tesla Motors, Inc.*,#	1,032,258
6,300	Thor Industries, Inc.	358,281

		1,844,564
Beverages – 2.7%
5,500	Brown-Forman Corp. – Class B	517,935
37,500	Coca-Cola Co.	1,588,500
21,000	Coca-Cola Enterprises, Inc.	1,003,380
29,000	Constellation Brands, Inc. – Class A*	2,555,770
13,000	Dr Pepper Snapple Group, Inc.	761,540
17,600	Monster Beverage Corp.*	1,250,128
11,800	PepsiCo, Inc.	1,054,212

		8,731,465
Biotechnology – 1.3%
16,400	Alkermes PLC*	825,412
800	Amgen, Inc.	94,696
700	Biogen Idec, Inc.*	220,717
29,600	Gilead Sciences, Inc.*	2,454,136
7,100	Incyte Corp., Ltd.*	400,724
7,700	Myriad Genetics, Inc.*,#	299,684

		4,295,369
Building Products – 0.7%
22,566	Allegion PLC	1,279,041
11,100	Lennox International, Inc.	994,227

		2,273,268
Capital Markets – 0.8%
3,300	Ameriprise Financial, Inc.	396,000
300	BlackRock, Inc.	95,880
8,000	Charles Schwab Corp.	215,440
4,400	Federated Investors, Inc. – Class B#	136,048
11,100	Lazard, Ltd. – Class A	572,316
14,500	LPL Financial Holdings, Inc.	721,230
6,000	SEI Investments Co.	196,620
6,200	Waddell & Reed Financial, Inc. – Class A	388,058

		2,721,592
Chemicals – 4.5%
1,200	Albemarle Corp.	85,800
6,100	Celanese Corp.	392,108
23,900	Dow Chemical Co.	1,229,894
5,900	Eastman Chemical Co.	515,365
22,114	Ecolab, Inc.	2,462,173
11,200	EI du Pont de Nemours & Co.	732,928
15,600	FMC Corp.	1,110,564
6,600	International Flavors & Fragrances, Inc.	688,248
17,000	LyondellBasell Industries NV – Class A	1,660,050
4,400	Monsanto Co.	548,856
3,300	NewMarket Corp.	1,293,963
300	PPG Industries, Inc.	63,045
2,200	Praxair, Inc.	292,248
20,800	Scotts Miracle-Gro Co. – Class A	1,182,688
4,000	Sherwin-Williams Co.	827,640
7,900	Sigma-Aldrich Corp.	801,692
5,200	Westlake Chemical Corp.	435,552
4,000	WR Grace & Co.*	378,120

		14,700,934
Commercial Banks – 0%
1,200	Signature Bank*	151,416
Commercial Services & Supplies – 1.1%
16,400	Cintas Corp.	1,042,056
3,800	Clean Harbors, Inc.*	244,150
11,500	Copart, Inc.*	413,540
21,200	Pitney Bowes, Inc.	585,544
11,200	RR Donnelley & Sons Co.	189,952
3,900	Stericycle, Inc.*	461,838
3,400	Waste Connections, Inc.	165,070
8,900	Waste Management, Inc.	398,097

		3,500,247
Communications Equipment – 2.5%
8,000	F5 Networks, Inc.*	891,520
9,200	Harris Corp.	696,900
52,700	Juniper Networks, Inc.*	1,293,258
24,800	Motorola Solutions, Inc.	1,650,936
12,900	Palo Alto Networks, Inc.*	1,081,665
26,400	QUALCOMM, Inc.	2,090,880
21,700	Riverbed Technology, Inc.*	447,671

		8,152,830
Construction & Engineering – 0.9%
5,100	AECOM Technology Corp.*	164,220
23,700	Chicago Bridge & Iron Co. NV	1,616,340
3,400	Fluor Corp.	261,460
23,100	Quanta Services, Inc.*	798,798

		2,840,818

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Construction Materials – 0.4%
2,900	Eagle Materials, Inc.	$273,412
7,700	Martin Marietta Materials, Inc.#	1,016,785

		1,290,197
Consumer Finance – 0.7%
22,900	American Express Co.	2,172,523
Containers & Packaging – 1.1%
2,900	AptarGroup, Inc.	194,329
15,400	Ball Corp.	965,272
2,800	Crown Holdings, Inc.*	139,328
27,600	Packaging Corp. of America	1,973,124
9,700	Silgan Holdings, Inc.	492,954

		3,765,007
Distributors – 0.1%
5,300	Genuine Parts Co.	465,340
Diversified Consumer Services – 0%
4,800	H&R Block, Inc.	160,896
Diversified Financial Services – 2.1%
37,700	CBOE Holdings, Inc.	1,855,217
7,800	IntercontinentalExchange Group, Inc.	1,473,420
42,100	McGraw Hill Financial, Inc.	3,495,563
700	MSCI, Inc.*	32,095

		6,856,295
Diversified Telecommunication Services – 0.4%
14,800	Level 3 Communications, Inc.*,#	649,868
2,300	Verizon Communications, Inc.	112,539
41,600	Windstream Holdings, Inc.#	414,336

		1,176,743
Electric Utilities – 0.7%
62,100	ITC Holdings Corp.	2,265,408
Electrical Equipment – 0.4%
2,100	AMETEK, Inc.	109,788
8,500	Babcock & Wilcox Co.	275,910
7,300	Emerson Electric Co.	484,428
1,100	Hubbell, Inc. – Class B	135,465
2,700	Rockwell Automation, Inc.	337,932

		1,343,523
Electronic Equipment, Instruments & Components – 0.2%
2,400	Amphenol Corp. – Class A	231,216
6,900	FLIR Systems, Inc.	239,637
1,500	Zebra Technologies Corp. – Class A*	123,480

		594,333
Energy Equipment & Services – 1.2%
7,600	Baker Hughes, Inc.	565,820
18,800	Cameron International Corp.*	1,272,948
1,700	Dresser-Rand Group, Inc.*	108,341
14,900	Halliburton Co.	1,058,049
9,200	Schlumberger, Ltd. (U.S. Shares)	1,085,140

		4,090,298
Food & Staples Retailing – 0.9%
1,200	Costco Wholesale Corp.	138,192
18,900	CVS Caremark Corp.	1,424,493
7,300	Kroger Co.	360,839
9,900	Safeway, Inc.	339,966
1,700	Sysco Corp.	63,665
3,900	Wal-Mart Stores, Inc.	292,773
4,200	Walgreen Co.	311,346

		2,931,274
Food Products – 1.8%
11,700	Archer-Daniels-Midland Co.	516,087
11,400	General Mills, Inc.	598,956
13,200	Hershey Co.	1,285,284
13,300	Hillshire Brands Co.	828,590
16,800	Hormel Foods Corp.	829,080
1,600	Kellogg Co.	105,120
3,500	Keurig Green Mountain, Inc.	436,135
3,600	Kraft Foods Group, Inc.	215,820
3,000	McCormick & Co., Inc.	214,770
1,000	Mead Johnson Nutrition Co.	93,170
25,300	WhiteWave Foods Co.*	818,961

		5,941,973
Gas Utilities – 0.1%
8,300	Questar Corp.	205,840
Health Care Equipment & Supplies – 2.5%
6,200	Baxter International, Inc.	448,260
9,000	Becton Dickinson and Co.	1,064,700
5,400	CR Bard, Inc.	772,254
8,600	Edwards Lifesciences Corp.*	738,224
14,500	IDEXX Laboratories, Inc.*	1,936,765
4,800	ResMed, Inc.#	243,024
5,400	Sirona Dental Systems, Inc.*	445,284
11,000	St Jude Medical, Inc.	761,750
7,900	Stryker Corp.	666,128
9,700	Varian Medical Systems, Inc.*	806,458
4,000	Zimmer Holdings, Inc.	415,440

		8,298,287
Health Care Providers & Services – 3.1%
12,200	Aetna, Inc.	989,176
34,000	AmerisourceBergen Corp.	2,470,440
10,300	Brookdale Senior Living, Inc.*	343,402
3,100	Catamaran Corp. (U.S. Shares)*	136,896
5,000	Cigna Corp.	459,850
2,100	DaVita HealthCare Partners, Inc.*	151,872
18,735	Express Scripts Holding Co.*	1,298,898
9,400	HCA Holdings, Inc.	529,972
6,700	Henry Schein, Inc.*	795,089
3,100	Laboratory Corp. of America Holdings*	317,440
6,200	McKesson Corp.	1,154,502
18,500	MEDNAX, Inc.*	1,075,775
4,000	Patterson Cos., Inc.	158,040
4,800	Universal Health Services, Inc. – Class B	459,648

		10,341,000
Hotels, Restaurants & Leisure – 2.8%
22,700	Brinker International, Inc.	1,104,355
42,800	Burger King Worldwide, Inc.#	1,165,016
13,100	Domino’s Pizza, Inc.	957,479
5,700	Dunkin’ Brands Group, Inc.	261,117
7,800	Las Vegas Sands Corp.	594,516
14,000	Marriott International, Inc. – Class A	897,400
12,800	McDonald’s Corp.	1,289,472
800	Panera Bread Co. – Class A*	119,864
7,900	Six Flags Entertainment Corp.	336,145
4,100	Starwood Hotels & Resorts Worldwide, Inc.	331,362

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Hotels, Restaurants & Leisure – (continued)
7,200	Wyndham Worldwide Corp.	$545,184
7,200	Wynn Resorts, Ltd.	1,494,432

		9,096,342
Household Durables – 1.1%
2,400	Jarden Corp.*	142,440
18,500	Newell Rubbermaid, Inc.	573,315
1,500	NVR, Inc.*	1,725,900
22,900	PulteGroup, Inc.	461,664
9,400	Tempur Sealy International, Inc.*	561,180
1,400	Whirlpool Corp.	194,908

		3,659,407
Household Products – 2.2%
15,800	Church & Dwight Co., Inc.	1,105,210
15,400	Clorox Co.#	1,407,560
30,400	Colgate-Palmolive Co.	2,072,672
24,900	Kimberly-Clark Corp.	2,769,378

		7,354,820
Independent Power and Renewable Electricity Producers – 0.1%
10,900	Calpine Corp.*	259,529
Industrial Conglomerates – 1.0%
20,000	3M Co.	2,864,800
1,600	Carlisle Cos., Inc.	138,592
1,600	Roper Industries, Inc.	233,616

		3,237,008
Information Technology Services – 8.0%
16,200	Accenture PLC – Class A (U.S. Shares)	1,309,608
11,700	Alliance Data Systems Corp.*	3,290,625
27,900	Automatic Data Processing, Inc.	2,211,912
38,900	Broadridge Financial Solutions, Inc.	1,619,796
31,600	Cognizant Technology Solutions Corp. – Class A*	1,545,556
20,100	DST Systems, Inc.	1,852,617
6,800	Fidelity National Information Services, Inc.	372,232
11,800	Fiserv, Inc.*	711,776
11,400	FleetCor Technologies, Inc.*	1,502,520
26,600	Gartner, Inc.*	1,875,832
23,700	Genpact, Ltd.	415,461
15,200	Global Payments, Inc.	1,107,320
19,300	International Business Machines Corp.	3,498,511
32,900	Jack Henry & Associates, Inc.	1,955,247
34,800	Paychex, Inc.	1,446,288
1,400	Vantiv, Inc. – Class A*	47,068
7,500	Visa, Inc. – Class A	1,580,325

		26,342,694
Insurance – 1.2%
1,600	American Financial Group, Inc.	95,296
18,400	Aon PLC	1,657,656
8,800	Axis Capital Holdings, Ltd.	389,664
35,700	Marsh & McLennan Cos., Inc.	1,849,974

		3,992,590
Internet & Catalog Retail – 0.9%
200	Amazon.com, Inc.*	64,956
5,100	Expedia, Inc.	401,676
7,800	HomeAway, Inc.*	271,596
9,600	Liberty Interactive Corp. – Class A*	281,856
1,900	Liberty Ventures*	140,220
3,000	Netflix, Inc.*	1,321,800
400	Priceline Group, Inc.*	481,200

		2,963,304
Internet Software & Services – 2.6%
5,100	eBay, Inc.*	255,306
3,900	Equinix, Inc.*	819,351
30,500	Facebook, Inc. – Class A*	2,052,345
2,800	Google, Inc. – Class A*	1,637,076
2,800	Google, Inc. – Class C*	1,610,784
17,100	IAC/InterActiveCorp	1,183,833
1,800	Twitter, Inc.*	73,746
18,600	VeriSign, Inc.#	907,866

		8,540,307
Leisure Products – 0.4%
18,400	Hasbro, Inc.#	976,120
1,800	Polaris Industries, Inc.	234,432

		1,210,552
Life Sciences Tools & Services – 1.4%
17,400	Agilent Technologies, Inc.	999,456
4,700	Bruker Corp.*	114,069
8,900	Charles River Laboratories International, Inc.*	476,328
2,400	Covance, Inc.*	205,392
15,800	Illumina, Inc.*,#	2,820,932

		4,616,177
Machinery – 4.6%
5,600	Caterpillar, Inc.	608,552
13,200	Colfax Corp.*	983,928
2,800	Crane Co.	208,208
3,500	Cummins, Inc.	540,015
6,700	Deere & Co.	606,685
5,100	Donaldson Co., Inc.	215,832
3,300	Dover Corp.	300,135
6,300	Flowserve Corp.	468,405
5,900	IDEX Corp.	476,366
10,400	Illinois Tool Works, Inc.	910,624
10,700	Ingersoll-Rand PLC	668,857
10,200	Lincoln Electric Holdings, Inc.	712,776
63,900	Manitowoc Co., Inc.	2,099,754
1,500	Nordson Corp.	120,285
9,000	PACCAR, Inc.	565,470
7,600	Pall Corp.	648,964
900	Snap-on, Inc.	106,668
1,800	Stanley Black & Decker, Inc.	158,076
27,400	Toro Co.	1,742,640
1,800	Valmont Industries, Inc.	273,510
7,200	WABCO Holdings, Inc.*	769,104
21,800	Wabtec Corp.	1,800,462

		14,985,316
Marine – 0.1%
2,800	Kirby Corp.*	327,992
Media – 4.4%
900	CBS Corp. – Class B	55,926
51,700	Comcast Corp. – Class A	2,775,256
4,600	DIRECTV*	391,046
30,200	DISH Network Corp. – Class A	1,965,416
20,400	Interpublic Group of Cos., Inc.	398,004
4,200	Lamar Advertising Co. – Class A	222,600
11,300	News Corp. – Class A*	202,722

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Media – (continued)
20,300	Omnicom Group, Inc.	$1,445,766
16,900	Starz – Class A*	503,451
22,200	Time Warner Cable, Inc.	3,270,060
19,700	Viacom, Inc. – Class B	1,708,581
19,200	Walt Disney Co.	1,646,208

		14,585,036
Metals & Mining – 0.5%
1,500	Compass Minerals International, Inc.	143,610
12,800	Royal Gold, Inc.	974,336
14,600	Southern Copper Corp.	443,402

		1,561,348
Multiline Retail – 0.3%
3,900	Big Lots, Inc.	178,230
4,300	Dillard’s, Inc. – Class A#	501,423
3,700	Macy’s, Inc.	214,674

		894,327
Oil, Gas & Consumable Fuels – 4.4%
1,900	Anadarko Petroleum Corp.	207,993
3,900	Cabot Oil & Gas Corp.	133,146
18,300	Cheniere Energy, Inc.*	1,312,110
6,300	Cobalt International Energy, Inc.*	115,605
8,100	Concho Resources, Inc.*	1,170,450
3,000	Continental Resources, Inc.*	474,120
6,100	EOG Resources, Inc.	712,846
19,400	EQT Corp.	2,073,860
25,100	Gulfport Energy Corp.*	1,576,280
2,100	Noble Energy, Inc.	162,666
16,800	ONEOK, Inc.	1,143,744
800	QEP Resources, Inc.	27,600
10,700	Range Resources Corp.	930,365
20,900	SM Energy Co.	1,757,690
23,300	Southwestern Energy Co.*	1,059,917
1,700	Whiting Petroleum Corp.*	136,425
18,000	Williams Cos., Inc.	1,047,780
10,100	World Fuel Services Corp.	497,223

		14,539,820
Pharmaceuticals – 5.0%
13,400	AbbVie, Inc.	756,296
21,824	Actavis PLC*,#	4,867,843
6,000	Allergan, Inc.	1,015,320
12,700	Eli Lilly & Co.	789,559
24,100	Endo International PLC*	1,687,482
21,000	Jazz Pharmaceuticals PLC*	3,087,210
6,500	Johnson & Johnson	680,030
31,100	Mylan, Inc.*	1,603,516
10,000	Perrigo Co. PLC	1,457,600
4,900	Salix Pharmaceuticals, Ltd.*,#	604,415

		16,549,271
Professional Services – 0.7%
3,400	Dun & Bradstreet Corp.#	374,680
8,900	Equifax, Inc.	645,606
23,200	Nielsen Holdings NV	1,123,112
5,500	Robert Half International, Inc.	262,570

		2,405,968
Real Estate Investment Trusts (REITs) – 2.8%
2,300	American Tower Corp.	206,954
16,100	Apartment Investment & Management Co. – Class A	519,547
4,600	Boston Properties, Inc.	543,628
3,100	Corrections Corp. of America	101,835
12,600	Digital Realty Trust, Inc.#	734,832
26,300	Equity Lifestyle Properties, Inc.	1,161,408
6,700	Extra Space Storage, Inc.	356,775
6,700	Federal Realty Investment Trust	810,164
17,100	Omega Healthcare Investors, Inc.#	630,306
4,400	Public Storage	753,940
8,700	Regency Centers Corp.	484,416
3,500	Senior Housing Properties Trust	85,015
4,100	Simon Property Group, Inc.	681,748
36,300	Spirit Realty Capital, Inc.	412,368
6,800	Tanger Factory Outlet Centers	237,796
6,000	Taubman Centers, Inc.	454,860
5,700	Ventas, Inc.	365,370
5,700	Vornado Realty Trust	608,361
850	Washington Prime Group, Inc.*	15,929

		9,165,252
Real Estate Management & Development – 0.3%
28,400	CBRE Group, Inc. – Class A*	909,936
Road & Rail – 1.6%
8,100	Avis Budget Group, Inc.*	483,489
13,600	CSX Corp.	419,016
13,200	Hertz Global Holdings, Inc.*	369,996
2,500	JB Hunt Transport Services, Inc.	184,450
6,100	Landstar System, Inc.	390,400
6,200	Norfolk Southern Corp.	638,786
14,800	Old Dominion Freight Line, Inc.*	942,464
17,400	Union Pacific Corp.	1,735,650

		5,164,251
Semiconductor & Semiconductor Equipment – 3.0%
85,700	Advanced Micro Devices, Inc.*,#	359,083
1,400	Analog Devices, Inc.	75,698
9,100	Applied Materials, Inc.	205,205
20,500	Avago Technologies, Ltd.	1,477,435
23,400	Broadcom Corp. – Class A	868,608
45,600	Intel Corp.	1,409,040
14,100	Linear Technology Corp.	663,687
15,200	Maxim Integrated Products, Inc.	513,912
11,500	Microchip Technology, Inc.#	561,315
52,900	ON Semiconductor Corp.*	483,506
8,900	Silicon Laboratories, Inc.*	438,325
27,700	Skyworks Solutions, Inc.	1,300,792
17,600	Texas Instruments, Inc.	841,104
11,100	Xilinx, Inc.	525,141

		9,722,851
Software – 2.7%
7,400	Autodesk, Inc.*	417,212
29,800	Cadence Design Systems, Inc.*	521,202
7,000	Electronic Arts, Inc.*	251,090
37,300	Fortinet, Inc.*	937,349
23,200	Intuit, Inc.	1,868,296
43,800	Microsoft Corp.	1,826,460
19,100	Oracle Corp.	774,123
4,300	Red Hat, Inc.*	237,661
5,200	Rovi Corp.*	124,592

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Software – (continued)
6,500	Salesforce.com, Inc.*	$377,520
12,000	SolarWinds, Inc.*	463,920
4,000	Solera Holdings, Inc.	268,600
4,200	VMware, Inc. – Class A*	406,602
2,600	Workday, Inc. – Class A*	233,636

		8,708,263
Specialty Retail – 2.8%
2,400	Aaron’s, Inc.	85,536
3,500	Advance Auto Parts, Inc.	472,220
2,600	AutoZone, Inc.*	1,394,224
1,500	Cabela’s, Inc.*	93,600
12,400	Chico’s FAS, Inc.	210,304
7,300	Dick’s Sporting Goods, Inc.	339,888
7,900	DSW, Inc. – Class A	220,726
8,500	Foot Locker, Inc.	431,120
2,700	Gap, Inc.	112,239
13,200	GNC Holdings, Inc. – Class A	450,120
23,200	Home Depot, Inc.	1,878,272
2,100	Lowe’s Cos., Inc.	100,779
8,500	O’Reilly Automotive, Inc.*	1,280,100
4,600	Ross Stores, Inc.	304,198
1,500	Signet Jewelers, Ltd.	165,885
4,500	Tiffany & Co.	451,125
19,200	TJX Cos., Inc.	1,020,480
2,100	Williams-Sonoma, Inc.	150,738

		9,161,554
Technology Hardware, Storage & Peripherals – 1.9%
900	3D Systems Corp.*	53,820
57,400	Apple, Inc.	5,334,182
18,600	EMC Corp.	489,924
2,100	SanDisk Corp.	219,303

		6,097,229
Textiles, Apparel & Luxury Goods – 1.4%
5,400	Carter’s, Inc.	372,222
4,900	Deckers Outdoor Corp.*	423,017
1,900	Hanesbrands, Inc.	187,036
9,000	Michael Kors Holdings, Ltd.*	797,850
3,600	NIKE, Inc. – Class B	279,180
17,200	Under Armour, Inc. – Class A*	1,023,228
21,600	VF Corp.	1,360,800

		4,443,333
Tobacco – 2.0%
58,200	Altria Group, Inc.	2,440,908
41,900	Lorillard, Inc.	2,554,643
1,400	Philip Morris International, Inc.	118,034
24,400	Reynolds American, Inc.	1,472,540

		6,586,125
Trading Companies & Distributors – 0.8%
6,500	Fastenal Co.	321,685
8,000	MRC Global, Inc.*	226,320
2,700	MSC Industrial Direct Co., Inc. – Class A	258,228
18,800	United Rentals, Inc.*	1,968,924

		2,775,157
Water Utilities – 0%
4,500	Aqua America, Inc.	117,990
Wireless Telecommunication Services – 0.7%
22,700	SBA Communications Corp. – Class A*	2,322,210

Total Common Stock (cost $257,734,747)		326,415,538

Money Market – 0.5%
1,608,052	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $1,608,052)	1,608,052

Investment Purchased with Cash Collateral From Securities Lending – 4.1%
13,402,841	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $13,402,841)	13,402,841

Total Investments (total cost $272,745,640) – 104.1%		341,426,431

Liabilities, net of Cash, Receivables and Other Assets – (4.1)%		(13,344,030)

Net Assets – 100%		$328,082,401

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

United States††	$340,430,672	99.7%
Peru	443,402	0.1
India	415,461	0.1
Canada	136,896	0.1

Total	$341,426,431	100.0%

††	Includes Cash Equivalents of 4.4%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Value Fund (unaudited)

FUND SNAPSHOT
We believe we can add value using natural stock price volatility through a mathematically-based, risk-managed process. We do not pick individual stocks or forecast their excess returns, but use natural stock price volatility and correlation characteristics to attempt to generate an excess return. Essentially, we adjust the capitalization weights of a benchmark portfolio to potentially more efficient combinations.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the 12-month period ended June 30, 2014, INTECH U.S. Value Fund’s Class I Shares returned 25.48%. This compares to the 23.81% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to manage the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

During the second quarter of 2014, as a result of INTECH’s ongoing research efforts, INTECH adjusted the optimization of the Fund. This change aims to potentially increase the Fund’s long-term excess return over the benchmark. This adjustment does not reflect a change in the underlying mathematical theory on which the investment process is based.

PERFORMANCE REVIEW

Relative volatility, which refers to stocks moving in relation to one another and to an index, was fairly stable over the past 12 months. This environment tends to be conducive to INTECH’s investment process.

In addition, an overall increase in market diversity over the past 12 months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH U.S. Value Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from an overall rise in market diversity over the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was underweight on average the best-performing materials sector over the period, which detracted from relative performance. However, the Fund was also overweight on average the information technology and underweight the utilities sector, which contributed, and overall the portfolio’s average active sector positioning contributed to the strategy’s relative return.

In INTECH’s history, which spans more than 27 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term capital growth.

OUTLOOK

Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. While we may experience short periods of underperformance, we seek to exceed the benchmark over a three- to five-year time horizon. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing

40 | JUNE 30, 2014

(unaudited)

changes that we believe are likely to improve the long-term results for our clients.

Thank you for your investment in INTECH U.S. Value Fund.

Janus Mathematical Funds | 41

INTECH U.S. Value Fund (unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)

As of June 30, 2014

Exxon Mobil Corp. Oil, Gas & Consumable Fuels	1.9%
Tyson Foods, Inc. – Class A Food Products	1.8%
U.S. Bancorp Commercial Banks	1.7%
Helmerich & Payne, Inc. Energy Equipment & Services	1.6%
Sempra Energy Multi-Utilities	1.5%

8.5%

Asset Allocation – (% of Net Assets)

As of June 30, 2014

Top Country Allocations – Long Positions (% of Investment Securities)

As of June 30, 2014

As of June 30, 2013

42 | JUNE 30, 2014

(unaudited)

Performance

Average Annual Total Return – for the periods ended June 30, 2014				Expense Ratios – per the October 28, 2013 prospectus
	One	Five	Since	Total Annual Fund
	Year	Year	Inception*	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	24.98%	19.20%	7.09%	1.01%

MOP	17.79%	17.81%	6.35%

INTECH U.S. Value Fund – Class C Shares

NAV	24.20%	18.39%	6.31%	1.74%

CDSC	23.20%	18.39%	6.31%

INTECH U.S. Value Fund – Class I Shares	25.48%	19.54%	7.36%	0.71%

INTECH U.S. Value Fund – Class S Shares	25.01%	19.11%	6.92%	1.20%

INTECH U.S. Value Fund – Class T Shares	25.27%	19.28%	6.99%	0.95%

Russell 1000® Value Index	23.81%	19.23%	7.19%

Morningstar Quartile – Class I Shares	1st	1st	2nd

Morningstar Ranking – based on total returns for Large Value Funds	140/1,290	98/1,130	359/1,028

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. NAV returns exclude this charge, which would have reduced returns.

See important disclosures on the next page.

Janus Mathematical Funds | 43

INTECH U.S. Value Fund (unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2014 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 30, 2005

44 | JUNE 30, 2014

(unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14)	(6/30/14)	(1/1/14 - 6/30/14)†	(1/1/14 - 6/30/14)

Class A Shares	$1,000.00	$1,071.70	$5.14	$1,000.00	$1,019.84	$5.01	1.00%

Class C Shares	$1,000.00	$1,068.60	$8.21	$1,000.00	$1,016.86	$8.00	1.60%

Class I Shares	$1,000.00	$1,072.90	$3.34	$1,000.00	$1,021.57	$3.26	0.65%

Class S Shares	$1,000.00	$1,072.80	$4.21	$1,000.00	$1,020.73	$4.11	0.82%

Class T Shares	$1,000.00	$1,072.40	$4.57	$1,000.00	$1,020.38	$4.46	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 45

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 5.0%
10,300	Alliant Techsystems, Inc.	$1,379,376
33,000	Exelis, Inc.	560,340
3,900	General Dynamics Corp.	454,545
8,300	L-3 Communications Holdings, Inc.	1,002,225
8,300	Northrop Grumman Corp.	992,929
13,800	Raytheon Co.	1,273,050
1,300	Rockwell Collins, Inc.	101,582
5,000	Spirit AeroSystems Holdings, Inc. – Class A*	168,500
1,000	Textron, Inc.	38,290
2,900	United Technologies Corp.	334,805

		6,305,642
Airlines – 3.1%
1,800	Alaska Air Group, Inc.	171,090
19,100	American Airlines Group, Inc.*	820,536
33,500	Delta Air Lines, Inc.	1,297,120
60,600	Southwest Airlines Co.	1,627,716

		3,916,462
Auto Components – 1.1%
28,587	FNF Group*	784,999
9,528	FNFV Group*	166,741
4,100	Lear Corp.	366,212

		1,317,952
Beverages – 0.2%
2,800	Constellation Brands, Inc. – Class A*	246,764
100	Molson Coors Brewing Co. – Class B	7,416

		254,180
Building Products – 0.1%
2,266	Allegion PLC	128,437
Capital Markets – 2.5%
10,300	Ameriprise Financial, Inc.	1,236,000
7,200	Ares Capital Corp.	128,592
18,400	E*TRADE Financial Corp.*	391,184
10,200	Legg Mason, Inc.#	523,362
900	LPL Financial Holdings, Inc.	44,766
600	Northern Trust Corp.	38,526
8,900	Raymond James Financial, Inc.	451,497
9,500	TD Ameritrade Holding Corp.	297,825

		3,111,752
Chemicals – 1.8%
800	Ashland, Inc.	86,992
16,800	Cabot Corp.	974,232
3,300	Cytec Industries, Inc.	347,886
4,200	Dow Chemical Co.	216,132
6,400	Huntsman Corp.	179,840
800	PPG Industries, Inc.	168,120
1,200	Sigma-Aldrich Corp.	121,776
1,800	Westlake Chemical Corp.	150,768

		2,245,746
Commercial Banks – 6.5%
65,200	Bank of America Corp.	1,002,124
7,300	BankUnited, Inc.	244,404
23,300	BB&T Corp.	918,719
5,700	Comerica, Inc.	285,912
350	Commerce Bancshares, Inc.	16,275
4,800	Cullen/Frost Bankers, Inc.	381,216
1,700	East West Bancorp, Inc.	59,483
29,800	Fifth Third Bancorp	636,230
5,600	First Republic Bank	307,944
31,200	Huntington Bancshares, Inc.	297,648
6,800	KeyCorp	97,444
1,300	M&T Bank Corp.	161,265
3,400	SunTrust Banks, Inc.	136,204
5,300	SVB Financial Group*	618,086
800	TCF Financial Corp.	13,096
47,900	U.S. Bancorp	2,075,028
17,661	Wells Fargo & Co.	928,262

		8,179,340
Commercial Services & Supplies – 0.3%
1,500	Cintas Corp.	95,310
2,600	KAR Auction Services, Inc.	82,862
5,600	Pitney Bowes, Inc.	154,672
200	Republic Services, Inc.	7,594

		340,438
Communications Equipment – 1.0%
42,200	Brocade Communications Systems, Inc.	388,240
9,900	Harris Corp.	749,925
1,700	Motorola Solutions, Inc.	113,169

		1,251,334
Construction & Engineering – 0.6%
800	Fluor Corp.	61,520
1,100	Jacobs Engineering Group, Inc.*	58,608
18,200	Quanta Services, Inc.*	629,356

		749,484
Consumer Finance – 1.0%
5,000	Capital One Financial Corp.	413,000
4,300	Discover Financial Services	266,514
16,300	Navient Corp.	288,673
30,600	SLM Corp.	254,286

		1,222,473
Containers & Packaging – 0.4%
2,400	AptarGroup, Inc.	160,824
5,600	Bemis Co., Inc.	227,696
2,900	Sonoco Products Co.	127,397

		515,917
Distributors – 0.1%
1,200	Genuine Parts Co.	105,360
Diversified Consumer Services – 0.4%
700	Graham Holdings Co. – Class B	502,677
Diversified Financial Services – 1.5%
500	CME Group, Inc.	35,475
3,657	IntercontinentalExchange Group, Inc.	690,807
10,600	McGraw Hill Financial, Inc.	880,118
7,200	NASDAQ OMX Group, Inc.	278,064

		1,884,464
Diversified Telecommunication Services – 0.3%
2,262	CenturyLink, Inc.	81,884
8,700	Frontier Communications Corp.#	50,808
5,900	Level 3 Communications, Inc.*,#	259,069

		391,761

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Electric Utilities – 3.7%
5,600	American Electric Power Co., Inc.	$312,312
11,700	Edison International	679,887
800	Entergy Corp.	65,672
9,800	Exelon Corp.	357,504
24,800	Great Plains Energy, Inc.	666,376
12,100	NextEra Energy, Inc.	1,240,008
5,661	Northeast Utilities	267,596
1,700	Pepco Holdings, Inc.	46,716
10,300	PPL Corp.	365,959
12,700	Westar Energy, Inc.	485,013
4,900	Xcel Energy, Inc.	157,927

		4,644,970
Electrical Equipment – 0.4%
1,400	Babcock & Wilcox Co.	45,444
1,400	Eaton Corp. PLC	108,052
5,200	Emerson Electric Co.	345,072

		498,568
Electronic Equipment, Instruments & Components – 2.0%
6,900	Arrow Electronics, Inc.*	416,829
7,400	Avnet, Inc.	327,894
39,900	Corning, Inc.	875,805
7,000	FLIR Systems, Inc.	243,110
14,800	Ingram Micro, Inc. – Class A*	432,308
3,000	Tech Data Corp.*	187,560
500	Zebra Technologies Corp. – Class A*	41,160

		2,524,666
Energy Equipment & Services – 3.3%
1,000	Baker Hughes, Inc.	74,450
500	Cameron International Corp.*	33,855
17,000	Helmerich & Payne, Inc.	1,973,870
16,600	Nabors Industries, Ltd.	487,542
13,300	Patterson-UTI Energy, Inc.	464,702
6,500	Superior Energy Services, Inc.	234,910
13,100	Unit Corp.*	901,673

		4,171,002
Food & Staples Retailing – 1.2%
20,500	CVS Caremark Corp.	1,545,085
100	Safeway, Inc.	3,434

		1,548,519
Food Products – 2.4%
14,100	Archer-Daniels-Midland Co.	621,951
400	JM Smucker Co.	42,628
60,600	Tyson Foods, Inc. – Class A	2,274,924

		2,939,503
Gas Utilities – 0.7%
2,600	AGL Resources, Inc.	143,078
7,500	Atmos Energy Corp.	400,500
1,000	National Fuel Gas Co.	78,300
5,900	UGI Corp.	297,950

		919,828
Health Care Equipment & Supplies – 2.1%
5,100	Alere, Inc.*	190,842
36,300	Boston Scientific Corp.*	463,551
6,200	CareFusion Corp.*	274,970
6,200	St Jude Medical, Inc.	429,350
2,100	Stryker Corp.	177,072
5,700	Teleflex, Inc.	601,920
4,100	Zimmer Holdings, Inc.	425,826

		2,563,531
Health Care Providers & Services – 3.7%
6,190	Aetna, Inc.	501,885
5,000	Cardinal Health, Inc.	342,800
11,500	Express Scripts Holding Co.*	797,295
9,900	HCA Holdings, Inc.	558,162
2,600	Humana, Inc.	332,072
4,800	MEDNAX, Inc.*	279,120
17,100	Omnicare, Inc.	1,138,347
1,300	UnitedHealth Group, Inc.	106,275
5,800	WellPoint, Inc.	624,138

		4,680,094
Hotels, Restaurants & Leisure – 1.5%
8,300	Marriott International, Inc. – Class A	532,030
29,600	MGM Resorts International*	781,440
8,800	Royal Caribbean Cruises, Ltd. (U.S. Shares)	489,280
2,200	Wendy’s Co.	18,766

		1,821,516
Household Durables – 1.4%
4,200	Garmin, Ltd.	255,780
3,200	Harman International Industries, Inc.	343,776
600	Leggett & Platt, Inc.	20,568
24,900	Newell Rubbermaid, Inc.	771,651
200	NVR, Inc.*	230,120
800	Whirlpool Corp.	111,376

		1,733,271
Household Products – 1.0%
3,500	Clorox Co.	319,900
8,300	Kimberly-Clark Corp.	923,126

		1,243,026
Independent Power and Renewable Electricity Producers – 0.7%
100	Calpine Corp.*	2,381
22,200	NRG Energy, Inc.	825,840

		828,221
Industrial Conglomerates – 0.1%
800	3M Co.	114,592
Information Technology Services – 1.6%
14,900	Amdocs, Ltd. (U.S. Shares)	690,317
1,600	DST Systems, Inc.	147,472
13,100	Fidelity National Information Services, Inc.	717,094
2,300	Paychex, Inc.	95,588
8,100	VeriFone Systems, Inc.*	297,675

		1,948,146
Insurance – 12.4%
13,000	Aflac, Inc.	809,250
8,400	Allied World Assurance Co. Holdings AG	319,368
14,400	Allstate Corp.	845,568
17,300	American Financial Group, Inc.	1,030,388
4,700	Aon PLC	423,423
21,800	Arch Capital Group, Ltd.*	1,252,192
7,300	Aspen Insurance Holdings, Ltd.	331,566
23,400	Assurant, Inc.	1,533,870
5,300	Assured Guaranty, Ltd.	129,850

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 47

INTECH U.S. Value Fund

Schedule of Investments

As of June 30, 2014

Shares		Value

Insurance – (continued)
14,200	Axis Capital Holdings, Ltd.	$628,776
19,400	Cincinnati Financial Corp.	931,976
1,700	Endurance Specialty Holdings, Ltd.	87,703
2,800	Everest Re Group, Ltd.	449,372
51,600	Genworth Financial, Inc. – Class A*	897,840
3,800	Hartford Financial Services Group, Inc.	136,078
14,200	HCC Insurance Holdings, Inc.	694,948
1,100	Markel Corp.*	721,204
12,600	Marsh & McLennan Cos., Inc.	652,932
100	PartnerRe, Ltd.	10,921
500	Principal Financial Group, Inc.	25,240
7,400	Protective Life Corp.	513,042
15,300	Reinsurance Group of America, Inc.	1,207,170
10,500	StanCorp Financial Group, Inc.	672,000
11,200	Torchmark Corp.	917,504
1,800	Travelers Cos., Inc.	169,326
2,800	Unum Group	97,328
900	Validus Holdings, Ltd.	34,416

		15,523,251
Internet Software & Services – 0.7%
23,200	Yahoo!, Inc.*	815,016
Life Sciences Tools & Services – 1.9%
2,400	Agilent Technologies, Inc.	137,856
7,100	Charles River Laboratories International, Inc.*	379,992
19,300	PerkinElmer, Inc.	904,012
7,900	Thermo Fisher Scientific, Inc.	932,200

		2,354,060
Machinery – 2.7%
2,300	Caterpillar, Inc.	249,941
200	Cummins, Inc.	30,858
100	Donaldson Co., Inc.	4,232
3,600	Dover Corp.	327,420
2,200	Illinois Tool Works, Inc.	192,632
4,700	Ingersoll-Rand PLC	293,797
3,400	Joy Global, Inc.	209,372
4,700	PACCAR, Inc.	295,301
11,000	Pentair PLC	793,320
2,100	Snap-on, Inc.	248,892
15,600	Terex Corp.	641,160
1,800	Trinity Industries, Inc.	78,696

		3,365,621
Marine – 0%
500	Kirby Corp.*	58,570
Media – 2.0%
4,100	CBS Corp. – Class B	254,774
18,650	Comcast Corp. – Class A	1,001,132
2,900	Interpublic Group of Cos., Inc.	56,579
13,600	John Wiley & Sons, Inc. – Class A	824,024
4,500	Time Warner, Inc.	316,125
700	Time, Inc.*	16,954

		2,469,588
Metals & Mining – 1.8%
12,300	Alcoa, Inc.	183,147
2,600	Allegheny Technologies, Inc.	117,260
6,700	Carpenter Technology Corp.	423,775
300	Nucor Corp.	14,775
12,800	Royal Gold, Inc.	974,336
19,800	United States Steel Corp.#	515,592

		2,228,885
Multi-Utilities – 6.1%
3,400	Alliant Energy Corp.	206,924
9,800	Ameren Corp.	400,624
34,900	CMS Energy Corp.	1,087,135
10,900	DTE Energy Co.	848,783
4,000	Integrys Energy Group, Inc.	284,520
16,500	MDU Resources Group, Inc.	579,150
7,400	NiSource, Inc.	291,116
6,300	PG&E Corp.	302,526
9,200	Public Service Enterprise Group, Inc.	375,268
9,200	SCANA Corp.	495,052
17,600	Sempra Energy	1,842,896
9,300	Vectren Corp.	395,250
10,500	Wisconsin Energy Corp.	492,660

		7,601,904
Multiline Retail – 0.1%
2,300	Macy’s, Inc.	133,446
Oil, Gas & Consumable Fuels – 6.6%
2,900	Chesapeake Energy Corp.	90,132
500	Chevron Corp.	65,275
2,700	Cimarex Energy Co.	387,342
193	ConocoPhillips	16,546
8,200	CONSOL Energy, Inc.	377,774
4,600	EOG Resources, Inc.	537,556
1,500	EQT Corp.	160,350
24,129	Exxon Mobil Corp.	2,429,308
3,200	Gulfport Energy Corp.*	200,960
2,100	Hess Corp.	207,669
2,550	Marathon Petroleum Corp.	199,078
2,400	ONEOK, Inc.	163,392
14,100	Phillips 66	1,134,063
1,200	SandRidge Energy, Inc.*	8,580
12,400	Spectra Energy Corp.	526,752
8,200	Teekay Corp. (U.S. Shares)	510,450
4,000	Ultra Petroleum Corp. (U.S. Shares)*	118,760
20,500	Valero Energy Corp.	1,027,050
800	Whiting Petroleum Corp.*	64,200
900	World Fuel Services Corp.	44,307

		8,269,544
Paper & Forest Products – 0.3%
9,600	Domtar Corp.	411,360
Pharmaceuticals – 1.8%
10,100	Forest Laboratories, Inc.*	999,900
1,200	Mallinckrodt PLC*,#	96,024
36,871	Pfizer, Inc.	1,094,331

		2,190,255
Professional Services – 0.7%
1,200	Manpowergroup, Inc.	101,820
10,500	Nielsen Holdings NV	508,305
2,300	Towers Watson & Co. – Class A	239,729

		849,854
Real Estate Investment Trusts (REITs) – 3.7%
2,000	Alexandria Real Estate Equities, Inc.	155,280
1,000	American Campus Communities, Inc.	38,240

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

48 | JUNE 30, 2014

Schedule of Investments

As of June 30, 2014

Shares		Value

Real Estate Investment Trusts (REITs) – (continued)
4,300	Annaly Capital Management, Inc.	$49,149
1,400	BioMed Realty Trust, Inc.	30,562
2,300	Boston Properties, Inc.	271,814
900	Camden Property Trust	64,035
2,000	CommonWealth REIT	52,640
16,300	Corporate Office Properties Trust	453,303
5,800	Douglas Emmett, Inc.	163,676
4,500	Equity Lifestyle Properties, Inc.	198,720
1,600	Equity Residential	100,800
300	Federal Realty Investment Trust	36,276
17	Gaming and Leisure Properties, Inc.	578
3,600	Host Hotels & Resorts, Inc.	79,236
5,000	Kilroy Realty Corp.	311,400
3,000	Kimco Realty Corp.	68,940
1,500	Macerich Co.	100,125
27,600	MFA Financial, Inc.	226,596
1,800	Mid-America Apartment Communities, Inc.	131,490
3,400	Post Properties, Inc.	181,764
1,100	Public Storage	188,485
19,500	Spirit Realty Capital, Inc.	221,520
33,800	Starwood Property Trust, Inc.	803,426
200	Taubman Centers, Inc.	15,162
51,000	Two Harbors Investment Corp.	534,480
100	UDR, Inc.	2,863
1,400	Vornado Realty Trust	149,422
1,111	Washington Prime Group, Inc.*	20,820

		4,650,802
Real Estate Management & Development – 1.2%
4,700	Howard Hughes Corp.*	741,801
6,200	Jones Lang LaSalle, Inc.	783,618

		1,525,419
Road & Rail – 1.1%
21,000	CSX Corp.	647,010
600	Norfolk Southern Corp.	61,818
7,300	Ryder System, Inc.	643,057

		1,351,885
Semiconductor & Semiconductor Equipment – 1.5%
1,200	Analog Devices, Inc.	64,884
6,900	Applied Materials, Inc.	155,595
600	Avago Technologies, Ltd.	43,242
5,000	Broadcom Corp. – Class A	185,600
200	KLA-Tencor Corp.	14,528
17,900	Marvell Technology Group, Ltd.	256,507
26,700	Micron Technology, Inc.*	879,765
6,300	ON Semiconductor Corp.*	57,582
3,400	Skyworks Solutions, Inc.	159,664

		1,817,367
Software – 0%
100	MICROS Systems, Inc.*	6,790
1,800	Rovi Corp.*	43,128

		49,918
Specialty Retail – 0.3%
400	Aaron’s, Inc.	14,256
7,400	Foot Locker, Inc.	375,328

		389,584
Technology Hardware, Storage & Peripherals – 1.7%
11,900	Diebold, Inc.	478,023
10,800	Hewlett-Packard Co.	363,744
9,500	Lexmark International, Inc. – Class A	457,520
8,800	Western Digital Corp.	812,240

		2,111,527
Textiles, Apparel & Luxury Goods – 0.1%
1,500	Deckers Outdoor Corp.*	129,495
Thrifts & Mortgage Finance – 0.2%
14,700	Hudson City Bancorp, Inc.	144,501
3,700	New York Community Bancorp, Inc.#	59,126

		203,627
Tobacco – 0.1%
3,100	Reynolds American, Inc.	187,085
Trading Companies & Distributors – 0.4%
4,500	Air Lease Corp.	173,610
3,600	GATX Corp.	240,984
4,800	MRC Global, Inc.*	135,792

		550,386
Water Utilities – 0.1%
3,700	American Water Works Co., Inc.	182,965
Wireless Telecommunication Services – 0.2%
8,600	T-Mobile U.S., Inc.	289,132

Total Common Stock (cost $110,465,361)		124,313,418

Money Market – 0.5%
679,570	Janus Cash Liquidity Fund LLC, 0.0737%°°,£ (cost $679,570)	679,570

Investment Purchased with Cash Collateral From Securities Lending – 0.7%
852,019	Janus Cash Collateral Fund LLC, 0.0689%°°,£ (cost $852,019)	852,019

Total Investments (total cost $111,996,950) – 100.6%		125,845,007

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(797,932)

Net Assets – 100%		$125,047,075

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 49

Notes to Schedules of Investments and Other Information

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

CDI	Clearing House Electronic Subregister System Depositary Interest

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

°°	Rate shown is the 7-day yield as of June 30, 2014.

#	Loaned security; a portion or all of the security is on loan at June 30, 2014.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended June 30, 2014. Unless otherwise indicated, all information in the table is for the year ended June 30, 2014.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

INTECH Global Dividend Fund
Janus Cash Collateral Fund LLC	–	2,039,927	(1,617,241)	422,686	$–	$4,356(1)	$422,686
Janus Cash Liquidity Fund LLC	205,000	10,651,145	(10,620,115)	236,030	–	173	236,030

Total					$–	$4,529	$658,716

INTECH International Fund
Janus Cash Collateral Fund LLC	–	9,746,046	(7,588,359)	2,157,687	$–	$16,259(1)	$2,157,687
Janus Cash Liquidity Fund LLC	–	36,734,330	(36,293,184)	441,146	–	430	441,146

Total					$–	$16,689	$2,598,833

INTECH U.S. Core Fund
Janus Cash Collateral Fund LLC	–	64,518,146	(36,950,609)	27,567,537	$–	$7,525(1)	$27,567,537
Janus Cash Liquidity Fund LLC	3,093,665	148,967,944	(148,523,084)	3,538,525	–	3,347	3,538,525

Total					$–	$10,872	$31,106,062

INTECH U.S. Growth Fund
Janus Cash Collateral Fund LLC	–	44,602,657	(31,199,816)	13,402,841	$–	$26,832(1)	$13,402,841
Janus Cash Liquidity Fund LLC	1,107,000	51,429,071	(50,928,019)	1,608,052	–	1,272	1,608,052

Total					$–	$28,104	$15,010,893

50 | JUNE 30, 2014

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/13	Purchases	Sales	at 6/30/14	Gain/(Loss)	Income	at 6/30/14

INTECH U.S. Value Fund
Janus Cash Collateral Fund LLC	–	8,314,998	(7,462,979)	852,019	$–	$6,072(1)	$852,019
Janus Cash Liquidity Fund LLC	289,000	19,815,570	(19,425,000)	679,570	–	610	679,570

Total					$–	$6,682	$1,531,589

(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Mathematical Funds | 51

Notes to Schedules of Investments and Other Information (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of June 30, 2014. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of June 30, 2014)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

INTECH Global Dividend Fund
Assets
Investments in Securities:
Common Stock	$ 20,115,774	$ –	$ –

Preferred Stock	–	5,524	–

Right	1,099	–	–

Money Market	–	236,030	–

Investment Purchased with Cash Collateral From Securities Lending	–	422,686	–

Total Assets	$ 20,116,873	$ 664,240	$ –

INTECH International Fund
Assets
Investments in Securities:
Common Stock	$ 76,742,478	$ –	$ –

Preferred Stock	–	70,647	–

Right	–	2,606	–

Money Market	–	441,146	–

Investment Purchased with Cash Collateral From Securities Lending	–	2,157,687	–

Total Assets	$ 76,742,478	$ 2,672,086	$ –

INTECH U.S. Core Fund
Assets
Investments in Securities:
Common Stock	$670,974,380	$ –	$ –

Money Market	–	3,538,525	–

Investment Purchased with Cash Collateral From Securities Lending	–	27,567,537	–

Total Assets	$670,974,380	$31,106,062	$ –

INTECH U.S. Growth Fund
Assets
Investments in Securities:
Common Stock	$326,415,538	$ –	$ –

Money Market	–	1,608,052	–

Investment Purchased with Cash Collateral From Securities Lending	–	13,402,841	–

Total Assets	$326,415,538	$15,010,893	$ –

INTECH U.S. Value Fund
Assets
Investments in Securities:
Common Stock	$124,313,418	$ –	$ –

Money Market	–	679,570	–

Investment Purchased with Cash Collateral From Securities Lending	–	852,019	–

Total Assets	$124,313,418	$ 1,531,589	$ –

52 | JUNE 30, 2014

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Janus Mathematical Funds | 53

Statements of Assets and Liabilities

As of June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Assets:
Investments at cost	$18,836,109	$71,491,619	$557,550,694	$272,745,640	$111,996,950
Unaffiliated investments at value(1)	$20,122,397	$76,815,731	$670,974,380	$326,415,538	$124,313,418
Affiliated investments at value	658,716	2,598,833	31,106,062	15,010,893	1,531,589
Cash	–	31,348	9,701	5,791	–
Cash denominated in foreign currency(2)	1,655	18,960	–	–	–
Non-interested Trustees’ deferred compensation	413	1,570	13,665	6,646	2,534
Receivables:
Investments sold	–	238,696	–	–	63,782
Fund shares sold	47,812	14,192	610,572	135,482	57,497
Dividends	41,666	234,525	648,488	278,874	189,390
Foreign dividend tax reclaim	15,381	46,845	–	–	–
Due from adviser	11,250	–	–	–	–
Other assets	525	3,203	882	446	158
Total Assets	20,899,815	80,003,903	703,363,750	341,853,670	126,158,368
Liabilities:
Due to custodian	130	–	–	–	56,404
Collateral for securities loaned (Note 2)	422,686	2,157,687	27,567,537	13,402,841	852,019
Payables:
Investments purchased	–	240,755	–	–	–
Fund shares repurchased	58,457	39,315	266,527	117,874	107,333
Dividends	1,000	–	–	–	–
Advisory fees	9,027	34,866	279,471	133,058	50,806
Fund administration fees	164	634	5,460	2,661	1,016
Internal servicing cost	102	342	1,133	1,097	509
Administrative services fees	1,288	518	63,424	14,362	3,745
Distribution fees and shareholder servicing fees	2,101	1,506	21,774	7,085	2,095
Administrative, networking and omnibus fees	680	152	12,632	19,549	957
Non-interested Trustees’ fees and expenses	139	635	5,434	2,728	1,005
Non-interested Trustees’ deferred compensation fees	413	1,570	13,665	6,646	2,534
Accrued expenses and other payables	47,806	25,419	102,930	63,368	32,870
Total Liabilities	543,993	2,503,399	28,339,987	13,771,269	1,111,293
Net Assets	$20,355,822	$77,500,504	$675,023,763	$328,082,401	$125,047,075

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities (continued)

As of June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$17,763,469	$63,536,349	$498,898,870	$392,418,803	$ 93,290,438
Undistributed net investment income*	210,976	384,607	2,444,388	902,976	997,203
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	435,794	5,653,218	29,148,203	(133,921,411)	16,910,903
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,945,583	7,926,330	144,532,302	68,682,033	13,848,531
Total Net Assets	$20,355,822	$77,500,504	$675,023,763	$328,082,401	$125,047,075
Net Assets - Class A Shares	$ 6,299,832	$ 5,342,225	$ 22,549,824	$ 7,812,177	$ 1,424,118
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	486,492	552,812	1,060,249	369,085	108,190
Net Asset Value Per Share(3)	$ 12.95	$ 9.66	$ 21.27	$ 21.17	$ 13.16
Maximum Offering Price Per Share(4)	$ 13.74	$ 10.25	$ 22.57	$ 22.46	$ 13.96
Net Assets - Class C Shares	$ 998,722	$ 525,785	$ 14,013,106	$ 3,760,540	$ 860,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	77,461	54,910	662,872	184,760	65,778
Net Asset Value Per Share(3)	$ 12.89	$ 9.58	$ 21.14	$ 20.35	$ 13.09
Net Assets - Class D Shares	8,688,730	N/A	$286,019,168	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	672,431	N/A	13,431,916	N/A	N/A
Net Asset Value Per Share	$ 12.92	N/A	$ 21.29	N/A	N/A
Net Assets - Class I Shares	$ 1,995,422	$69,061,690	$174,615,293	$244,746,641	$104,039,006
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	153,797	7,174,659	8,195,296	11,639,450	7,849,202
Net Asset Value Per Share	$ 12.97	$ 9.63	$ 21.31	$ 21.03	$ 13.25
Net Assets - Class S Shares	$ 173,510	$ 66,977	$ 30,532,709	$12,211,690	$ 64,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	13,420	6,877	1,438,019	579,299	4,853
Net Asset Value Per Share	$ 12.93	$ 9.74	$ 21.23	$ 21.08	$ 13.27
Net Assets - Class T Shares	$ 2,199,606	$ 2,503,827	$147,293,663	$59,551,353	$ 18,658,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	169,988	260,841	6,919,611	2,845,117	1,414,790
Net Asset Value Per Share	$ 12.94	$ 9.60	$ 21.29	$ 20.93	$ 13.19

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Unaffiliated investments at value includes $355,817, $1,667,561, $26,973,277, $13,109,246, and $830,491 of securities loaned for INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund, respectively. See Note 2 in Notes to Financial Statements.
(2)	Includes cost of $1,633 and $18,960 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the year ended June 30, 2014	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Investment Income:
Affiliated securities lending income, net	$ 4,356	$ 16,259	$ 7,525	$ 26,832	$ 6,072
Dividends	810,646	2,361,515	9,858,144	4,228,097	2,078,316
Dividends from affiliates	173	430	3,347	1,272	610
Other Income	100	624	151	212	228
Foreign tax withheld	(46,121)	(176,068)	(5,275)	(2,492)	(2,160)
Total Investment Income	769,154	2,202,760	9,863,892	4,253,921	2,083,066
Expenses:
Advisory fees	80,737	386,216	3,361,837	1,484,071	529,291
Internal servicing expense - Class A Shares	404	200	1,965	683	884
Internal servicing expense - Class C Shares	120	38	2,050	684	99
Internal servicing expense - Class I Shares	90	3,324	5,568	11,793	4,326
Shareholder reports expense	3,340	1,270	117,408	12,494	10,583
Transfer agent fees and expenses	3,246	1,076	92,016	1,498	1,718
Registration fees	74,237	76,542	144,903	78,785	75,996
Custodian fees	15,812	34,022	9,281	3,073	8,014
Professional fees	53,051	49,156	39,891	34,004	37,272
Non-interested Trustees’ fees and expenses	463	2,220	17,238	6,873	3,030
Fund administration fees	1,346	6,442	53,871	26,988	9,623
Administrative services fees - Class D Shares	7,556	N/A	307,168	N/A	N/A
Administrative services fees - Class S Shares	498	214	61,502	45,077	156
Administrative services fees - Class T Shares	2,136	2,802	324,981	89,576	24,395
Distribution fees and shareholder servicing fees - Class A Shares	12,152	5,599	46,610	16,654	21,326
Distribution fees and shareholder servicing fees - Class C Shares	6,132	1,791	111,060	35,207	6,002
Distribution fees and shareholder servicing fees - Class S Shares	498	214	61,502	45,077	156
Administrative, networking and omnibus fees - Class A Shares	3,486	2,292	14,023	8,349	9,515
Administrative, networking and omnibus fees - Class C Shares	401	112	10,875	109	411
Administrative, networking and omnibus fees - Class I Shares	301	769	62,737	92,681	1,330
Other expenses	9,233	11,228	36,930	20,865	11,789
Total Expenses	275,239	585,527	4,883,416	2,014,541	755,916
Less: Expense and Fee Offset	–	–	(205)	(40)	(20)
Less: Excess Expense Reimbursement	(167,128)	(269)	(4,288)	(822)	(1,812)
Net Expenses after Waivers and Expense Offsets	108,111	585,258	4,878,923	2,013,679	754,084
Net Investment Income	661,043	1,617,502	4,984,969	2,240,242	1,328,982
Net Realized Gain on Investments:
Investments and foreign currency transactions	526,930	8,398,330	63,418,240	55,502,434	23,712,016
Total Net Realized Gain on Investments	526,930	8,398,330	63,418,240	55,502,434	23,712,016
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,590,172	4,156,190	63,294,707	11,394,612	(1,423,119)
Total Change in Unrealized Net Appreciation/Depreciation	1,590,172	4,156,190	63,294,707	11,394,612	(1,423,119)
Net Increase in Net Assets Resulting from Operations	$2,778,145	$14,172,022	$131,697,916	$69,137,288	$23,617,879

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	INTECH Global				INTECH U.S.
	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Operations:
Net investment income	$661,043	$304,819	$1,617,502	$800,730	$4,984,969	$4,206,708	$2,240,242	$3,310,039	$1,328,982	$1,687,503
Net realized gain on investments	526,930	710,076	8,398,330	3,287,835	63,418,240	35,421,536	55,502,434	41,882,126	23,712,016	17,715,062
Change in unrealized net appreciation/depreciation	1,590,172	187,838	4,156,190	3,480,342	63,294,707	30,498,282	11,394,612	2,921,233	(1,423,119)	3,855,702
Net Increase in Net Assets Resulting from Operations	2,778,145	1,202,733	14,172,022	7,568,907	131,697,916	70,126,526	69,137,288	48,113,398	23,617,879	23,258,267
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(172,102)	(35,534)	(39,689)	(5,820)	(106,975)	(153,980)	(28,408)	(60,785)	(72,796)	(109,106)
Class C Shares	(17,926)	(21,749)	(1,938)	(5,882)	–	(40,908)	–	(11,155)	(3,673)	(1,785)
Class D Shares	(230,860)	(113,523)	N/A	N/A	(1,738,038)	(2,635,292)	N/A	N/A	N/A	N/A
Class I Shares	(69,242)	(70,147)	(1,796,718)	(944,742)	(1,141,080)	(853,185)	(1,751,394)	(3,721,428)	(932,467)	(1,946,866)
Class S Shares	(7,122)	(23,990)	(1,270)	(5,200)	(144,066)	(44,923)	(64,467)	(156,162)	(432)	(1,826)
Class T Shares	(34,263)	(43,607)	(3,678)	(1,662)	(798,297)	(1,228,481)	(204,185)	(38,088)	(99,586)	(1,414)
Net Realized Gain from Investment Transactions*
Class A Shares	(259,588)	–	(272)	–	(709,906)	–	–	–	(1,331,980)	–
Class C Shares	(23,953)	–	(9)	–	(406,946)	–	–	–	(105,718)	–
Class D Shares	(313,405)	–	N/A	N/A	(9,598,255)	–	N/A	N/A	N/A	N/A
Class I Shares	(99,248)	–	(11,461)	–	(5,389,027)	–	–	–	(12,722,899)	–
Class S Shares	(6,926)	–	(10)	–	(950,584)	–	–	–	(8,539)	–
Class T Shares	(27,470)	–	(26)	–	(4,897,157)	–	–	–	(1,367,283)	–
Net Decrease from Dividends and Distributions to Shareholders	(1,262,105)	(308,550)	(1,855,071)	(963,306)	(25,880,331)	(4,956,769)	(2,048,454)	(3,987,618)	(16,645,373)	(2,060,997)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets (continued)

	INTECH Global				INTECH U.S.
	Dividend Fund		INTECH International Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)	2014	2013(1)

Capital Share Transactions:
Shares Sold
Class A Shares	5,027,024	1,391,507	4,966,221	367,680	8,245,172	6,559,606	2,367,010	1,430,196	2,032,224	1,386,927
Class C Shares	695,512	167,500	581,716	–	4,275,209	2,542,638	299,315	481,602	641,807	200,065
Class D Shares	5,245,879	4,608,233	N/A	N/A	41,263,190	35,993,691	N/A	N/A	N/A	N/A
Class I Shares	609,343	569,671	5,093,283	25,142,673	104,048,932	30,499,066	23,374,440	17,213,613	13,754,123	5,632,633
Class S Shares	25,000	–	–	–	26,799,092	2,543,809	2,919,449	2,921,275	1	5
Class T Shares	1,820,891	587,324	2,608,832	189,424	40,051,072	29,253,187	48,423,406	16,074,663	18,849,842	420,913
Reinvested Dividends and Distributions
Class A Shares	431,063	35,534	39,961	5,820	798,639	148,739	23,453	52,094	1,379,794	107,311
Class C Shares	41,588	21,749	1,947	5,882	219,900	17,686	–	6,226	68,542	949
Class D Shares	541,457	111,197	N/A	N/A	11,208,285	2,600,479	N/A	N/A	N/A	N/A
Class I Shares	168,195	70,147	1,807,383	944,650	6,459,372	562,868	1,431,345	3,137,434	13,457,255	1,902,963
Class S Shares	14,048	23,990	1,280	5,200	1,094,251	44,815	64,414	156,045	8,971	1,826
Class T Shares	60,976	43,607	3,637	1,662	5,590,656	1,212,288	202,598	37,741	1,464,907	1,414
Shares Repurchased
Class A Shares	(1,217,666)	(799,385)	(491,460)	(379,865)	(6,172,027)	(6,263,247)	(1,508,457)	(4,360,169)	(9,852,014)	(941,991)
Class C Shares	(306,624)	(746,457)	(194,095)	(380,547)	(1,651,898)	(1,206,691)	(574,200)	(446,684)	(245,791)	(5,653)
Class D Shares	(2,464,694)	(2,356,333)	N/A	N/A	(33,834,242)	(27,474,208)	N/A	N/A	N/A	N/A
Class I Shares	(546,853)	(1,192,645)	(9,665,704)	(8,175,191)	(33,312,776)	(19,231,822)	(52,386,589)	(105,457,392)	(6,703,098)	(43,493,058)
Class S Shares	(183,600)	(723,447)	(71,360)	(364,420)	(7,489,023)	(2,091,522)	(13,773,253)	(4,135,431)	(13,130)	(189,200)
Class T Shares	(414,240)	(1,418,820)	(384,966)	(47,668)	(31,327,767)	(21,211,280)	(12,035,194)	(906,909)	(2,664,701)	(46,815)
Net Increase/(Decrease) from Capital Share Transactions	9,547,299	393,372	4,296,675	17,315,300	136,266,037	34,500,102	(1,172,263)	(73,795,696)	32,178,732	(35,021,711)
Net Increase/(Decrease) in Net Assets	11,063,339	1,287,555	16,613,626	23,920,901	242,083,622	99,669,859	65,916,571	(29,669,916)	39,151,238	(13,824,441)
Net Assets:
Beginning of period	9,292,483	8,004,928	60,886,878	36,965,977	432,940,141	333,270,282	262,165,830	291,835,746	85,895,837	99,720,278
End of period	$20,355,822	$9,292,483	$77,500,504	$60,886,878	$675,023,763	$432,940,141	$328,082,401	$262,165,830	$125,047,075	$85,895,837

Undistributed Net Investment Income*	$210,976	$49,708	$384,607	$465,591	$2,444,388	$1,387,302	$902,976	$710,437	$997,203	$777,130

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.57(2)	0.35	0.22
Net gain on investments (both realized and unrealized)	1.86	1.24	0.35
Total from Investment Operations	2.43	1.59	0.57
Less Distributions:
Dividends (from net investment income)*	(0.43)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.08)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.95	$11.60	$10.40
Total Return**	21.79%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$6,300	$1,625	$931
Average Net Assets for the Period (in thousands)	$4,861	$996	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.96%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.76%	1.02%
Ratio of Net Investment Income to Average Net Assets***	4.62%	3.18%	4.01%
Portfolio Turnover Rate	51%	116%	24%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97
Income from Investment Operations:
Net investment income	0.25(2)	0.22	0.12	0.66	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57	1.21	(1.36)	1.39	(0.47)	(2.31)
Total from Investment Operations	1.82	1.43	(1.24)	2.05	(0.34)	(2.15)
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)
Net Asset Value, End of Period	$9.66	$8.07	$6.79	$8.10	$6.16	$6.56
Total Return**	22.74%	21.27%	(15.33)%	33.42%	(5.32)%	(23.53)%
Net Assets, End of Period (in thousands)	$5,342	$473	$445	$526	$1,684	$1,836
Average Net Assets for the Period (in thousands)	$2,240	$317	$452	$1,910	$1,900	$1,632
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.22%	1.42%	3.22%	4.61%	6.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.20%	1.22%	1.26%	1.07%(5)	0.73%(5)	0.64%(5)
Ratio of Net Investment Income to Average Net Assets***	2.69%	1.26%	1.72%	2.05%	1.87%	2.62%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

64 | JUNE 30, 2014

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.72	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.14(3)	0.18	0.15	0.10	0.07	0.05
Net gain on investments (both realized and unrealized)	4.34	2.96	0.39	3.58	0.16	1.25
Total from Investment Operations	4.48	3.14	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.87)	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$21.27	$17.66	$14.72	$14.31	$10.72	$10.56
Total Return**	25.84%	21.48%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$22,550	$16,242	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$18,644	$13,430	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.98%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.98%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.70%	1.05%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(4)	2009

Net Asset Value, Beginning of Period	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88
Income from Investment Operations:
Net investment income	0.09(3)	0.33	0.16	0.23	0.14	0.14
Net gain/(loss) on investments (both realized and unrealized)	4.36	2.19	0.29	3.44	0.64	(3.11)
Total from Investment Operations	4.45	2.52	0.45	3.67	0.78	(2.97)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Distributions (from capital gains)*	–	–	–	–	–	–
Total Distributions	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)
Net Asset Value, End of Period	$21.17	$16.80	$14.43	$14.07	$10.52	$9.80
Total Return**	26.56%	17.57%	3.26%	35.03%	7.97%	(22.92)%
Net Assets, End of Period (in thousands)	$7,812	$5,445	$7,328	$9,208	$11,914	$18,215
Average Net Assets for the Period (in thousands)	$6,662	$6,267	$8,624	$9,550	$17,116	$20,041
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.90%	0.92%	0.86%	0.90%	0.82%
Ratio of Net Investment Income to Average Net Assets***	0.48%	0.85%	0.65%	0.62%	0.71%	1.01%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 65

Financial Highlights (continued)

Class A Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Income from Investment Operations:
Net investment income	0.12(2)	0.16	0.15	0.13	0.10	0.15
Net gain/(loss) on investments (both realized and unrealized)	2.78	2.33	0.11	2.16	0.43	(2.35)
Total from Investment Operations	2.90	2.49	0.26	2.29	0.53	(2.20)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.19)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)
Net Asset Value, End of Period	$13.16	$12.45	$10.15	$10.03	$7.85	$7.36
Total Return**	24.98%	24.86%	2.71%	29.23%	7.21%	(22.01)%
Net Assets, End of Period (in thousands)	$1,424	$7,348	$5,494	$4,980	$3,694	$3,440
Average Net Assets for the Period (in thousands)	$8,530	$6,373	$5,099	$4,598	$3,815	$1,762
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	0.97%	0.92%	0.95%	1.05%	1.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.97%	0.92%	0.95%	1.01%	0.74%
Ratio of Net Investment Income to Average Net Assets***	0.91%	1.37%	1.54%	1.38%	1.26%	2.28%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

66 | JUNE 30, 2014

Class C Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.56	$10.37	$10.00
Income from Investment Operations:
Net investment income	0.45(2)	0.27	0.19
Net gain on investments (both realized and unrealized)	1.87	1.22	0.35
Total from Investment Operations	2.32	1.49	0.54
Less Distributions:
Dividends (from net investment income)*	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$12.89	$11.56	$10.37
Total Return**	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$999	$489	$940
Average Net Assets for the Period (in thousands)	$613	$793	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.57%	1.51%	1.70%
Ratio of Net Investment Income to Average Net Assets***	3.63%	2.26%	3.37%
Portfolio Turnover Rate	51%	116%	24%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93
Income from Investment Operations:
Net investment income	0.19(2)	2.46	0.17	0.58	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.57	(0.93)	(1.43)	1.47	(0.47)	(2.30)
Total from Investment Operations	1.76	1.53	(1.26)	2.05	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)
Net Asset Value, End of Period	$9.58	$8.14	$6.78	$8.11	$6.17	$6.57
Total Return**	21.91%	22.79%	(15.55)%	33.37%	(5.31)%	(23.61)%
Net Assets, End of Period (in thousands)	$526	$113	$433	$563	$1,642	$1,737
Average Net Assets for the Period (in thousands)	$179	$251	$574	$1,877	$1,827	$1,552
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.93%	1.32%	1.71%	3.96%	5.33%	7.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.93%	1.18%	1.47%	1.21%(5)	0.73%(5)	0.69%(5)
Ratio of Net Investment Income to Average Net Assets***	2.13%	1.20%	1.33%	1.92%	1.88%	2.56%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 67

Financial Highlights  (continued)

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.59	$14.68	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	(0.01)(3)	0.04	0.03	–(4)	0.03	0.02
Net gain on investments (both realized and unrealized)	4.32	2.96	0.39	3.56	0.16	1.26
Total from Investment Operations	4.31	3.00	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	–	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.76)	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$21.14	$17.59	$14.68	$14.26	$10.71	$10.54
Total Return**	24.87%	20.51%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$14,013	$9,154	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$11,106	$7,536	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	0.25%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45
Income from Investment Operations:
Net investment income/(loss)	(0.03)(3)	0.04	(0.28)	(0.22)	(0.14)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	4.20	2.28	0.62	3.65	0.81	(2.88)
Total from Investment Operations	4.17	2.32	0.34	3.43	0.67	(2.93)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.06)	–	–	(0.02)	(0.02)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–	–	–(6)	–
Total Distributions and Other	–	(0.06)	–	–	(0.02)	(0.02)
Net Asset Value, End of Period	$20.35	$16.18	$13.92	$13.58	$10.15	$9.50
Total Return**	25.77%	16.70%	2.50%	33.79%	7.05%	(23.53)%
Net Assets, End of Period (in thousands)	$3,761	$3,232	$2,742	$3,717	$3,928	$4,921
Average Net Assets for the Period (in thousands)	$3,521	$2,999	$3,089	$4,005	$4,571	$5,469
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.59%	1.60%	1.71%	1.71%	2.82%	1.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.59%	1.60%	1.71%	1.70%	1.93%	1.62%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.15)%	0.15%	(0.15)%	(0.25)%	(0.32)%	0.21%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Less than $0.005 on a per share basis.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(6)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

68 | JUNE 30, 2014

Class C Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Income from Investment Operations:
Net investment income/(loss)	0.04(2)	(0.08)	0.18	0.14	0.03	0.12
Net gain/(loss) on investments (both realized and unrealized)	2.77	2.49	0.02	2.05	0.45	(2.34)
Total from Investment Operations	2.81	2.41	0.20	2.19	0.48	(2.22)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.12)	–	(0.06)	(0.02)	(0.21)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.15)	(0.12)	–	(0.06)	(0.02)	(0.21)
Net Asset Value, End of Period	$13.09	$12.43	$10.14	$9.94	$7.81	$7.35
Total Return**	24.20%	23.97%	2.01%	28.03%	6.51%	(22.52)%
Net Assets, End of Period (in thousands)	$861	$380	$147	$217	$330	$281
Average Net Assets for the Period (in thousands)	$643	$206	$164	$432	$324	$266
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.72%	1.74%	1.80%	1.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.67%	1.69%	1.61%	1.74%	1.76%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.31%	0.57%	0.81%	0.58%	0.51%	1.94%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Mathematical Funds | 69

Financial Highlights (continued)

Class D Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.56(2)	0.42	0.21
Net gain on investments (both realized and unrealized)	1.88	1.17	0.35
Total from Investment Operations	2.44	1.59	0.56
Less Distributions:
Dividends (from net investment income)*	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.92	$11.58	$10.39
Total Return**	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$6,297	$3,161	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.67%	1.32%
Ratio of Net Investment Income to Average Net Assets***	4.51%	3.91%	4.09%
Portfolio Turnover Rate	51%	116%	24%

Class D Shares

	INTECH U.S. Core Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012	2011	2010(3)

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.17(2)	0.19	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	4.35	2.97	0.39	3.59	(0.26)
Total from Investment Operations	4.52	3.16	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)
Total Distributions and Other	(0.90)	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$21.29	$17.67	$14.74	$14.32	$10.74
Total Return**	26.02%	21.62%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$286,019	$220,548	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$255,973	$192,611	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.85%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.85%	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.87%	1.17%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	59%	67%	73%	93%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from February 16, 2010 (inception date) through June 30, 2010.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

70 | JUNE 30, 2014

Class I Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.62	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.56(2)	0.46	0.23
Net gain on investments (both realized and unrealized)	1.90	1.15	0.36
Total from Investment Operations	2.46	1.61	0.59
Less Distributions:
Dividends (from net investment income)*	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$12.97	$11.62	$10.42
Total Return**	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$1,855	$1,927	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.52%	0.51%	0.75%
Ratio of Net Investment Income to Average Net Assets***	4.54%	3.63%	4.64%
Portfolio Turnover Rate	51%	116%	24%

Class I Shares

For a share outstanding during each year or period ended	INTECH International Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98
Income from Investment Operations:
Net investment income	0.21(2)	0.18	0.12	0.03	0.13	0.15
Net gain/(loss) on investments (both realized and unrealized)	1.63	1.28	(1.35)	2.00	(0.48)	(2.30)
Total from Investment Operations	1.84	1.46	(1.23)	2.03	(0.35)	(2.15)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Redemption fees	N/A	N/A	–(5)	–	–(5)	–
Total Distributions and Other	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)
Net Asset Value, End of Period	$9.63	$8.03	$6.77	$8.06	$6.14	$6.55
Total Return**	23.21%	21.78%	(15.18)%	33.20%	(5.48)%	(23.56)%
Net Assets, End of Period (in thousands)	$69,062	$59,981	$35,608	$20,713	$1,180	$2,327
Average Net Assets for the Period (in thousands)	$66,596	$42,583	$29,910	$1,393	$2,223	$1,935
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.13%	3.08%	4.68%	6.34%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.00%	0.86%	1.00%	0.68%
Ratio of Net Investment Income to Average Net Assets***	2.27%	1.86%	2.05%	2.28%	1.38%	2.65%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights (continued)

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Core Fund
June 30 and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.68	$14.75	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.20(3)	0.19	0.20	0.16	0.11	0.05
Net gain on investments (both realized and unrealized)	4.35	2.99	0.37	3.57	0.16	1.26
Total from Investment Operations	4.55	3.18	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.25)	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.92)	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$21.31	$17.68	$14.75	$14.33	$10.75	$10.57
Total Return**	26.22%	21.75%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$174,615	$71,592	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$147,897	$56,472	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.75%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.75%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.00%	1.27%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84
Income from Investment Operations:
Net investment income	0.16(3)	0.18	0.13	0.13	0.12	0.12
Net gain/(loss) on investments (both realized and unrealized)	4.33	2.36	0.37	3.55	0.69	(3.07)
Total from Investment Operations	4.49	2.54	0.50	3.68	0.81	(2.95)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)
Net Asset Value, End of Period	$21.03	$16.68	$14.35	$13.97	$10.45	$9.72
Total Return**	27.02%	17.89%	3.64%	35.31%	8.29%	(22.76)%
Net Assets, End of Period (in thousands)	$244,747	$218,980	$264,411	$323,567	$379,401	$807,347
Average Net Assets for the Period (in thousands)	$232,771	$258,682	$287,232	$329,686	$768,204	$857,115
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.61%	0.58%	0.62%	0.63%	0.62%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.61%	0.58%	0.62%	0.63%	0.61%	0.55%
Ratio of Net Investment Income to Average Net Assets***	0.83%	1.20%	0.95%	0.84%	1.00%	1.30%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

72 | JUNE 30, 2014

Class I Shares

For a share outstanding during each year or period ended	INTECH U.S. Value Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Income from Investment Operations:
Net investment income	0.17(2)	0.22	0.17	0.15	0.11	0.18
Net gain/(loss) on investments (both realized and unrealized)	2.80	2.32	0.12	2.16	0.45	(2.38)
Total from Investment Operations	2.97	2.54	0.29	2.31	0.56	(2.20)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–	–(3)	–(3)
Total Distributions and Other	(2.23)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)
Net Asset Value, End of Period	$13.25	$12.51	$10.19	$10.07	$7.89	$7.37
Total Return**	25.48%	25.23%	2.96%	29.38%	7.62%	(21.96)%
Net Assets, End of Period (in thousands)	$104,039	$77,625	$93,800	$93,695	$66,137	$59,647
Average Net Assets for the Period (in thousands)	$86,864	$93,335	$89,976	$84,034	$69,502	$53,614
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.77%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.75%	0.61%
Ratio of Net Investment Income to Average Net Assets***	1.32%	1.71%	1.78%	1.64%	1.53%	2.79%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights (continued)

Class S Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.46(2)	0.43	0.21
Net gain on investments (both realized and unrealized)	1.98	1.15	0.35
Total from Investment Operations	2.44	1.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.93	$11.58	$10.39
Total Return**	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$174	$286	$880
Average Net Assets for the Period (in thousands)	$199	$726	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.86%	1.26%
Ratio of Net Investment Income to Average Net Assets***	3.72%	2.86%	3.77%
Portfolio Turnover Rate	51%	116%	24%

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009

Net Asset Value, Beginning of Period	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95
Income from Investment Operations:
Net investment income	0.15(2)	2.47	0.10	0.70	0.13	0.16
Net gain/(loss) on investments (both realized and unrealized)	1.69	(1.02)	(1.36)	1.37	(0.47)	(2.30)
Total from Investment Operations	1.84	1.45	(1.26)	2.07	(0.34)	(2.14)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)
Net Asset Value, End of Period	$9.74	$8.09	$6.79	$8.12	$6.16	$6.56
Total Return**	22.92%	21.48%	(15.54)%	33.75%	(5.32)%	(23.54)%
Net Assets, End of Period (in thousands)	$67	$118	$421	$498	$1,642	$1,733
Average Net Assets for the Period (in thousands)	$86	$254	$432	$1,870	$1,831	$1,551
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.33%	1.48%	1.66%	3.46%	4.83%	6.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.29%	1.44%	1.07%(5)	0.72%(5)	0.65%(5)
Ratio of Net Investment Income to Average Net Assets***	1.69%	1.09%	1.52%	2.05%	1.89%	2.60%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Less than $0.005 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

74 | JUNE 30, 2014

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Core Fund
and the period ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.73	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income	0.11(3)	0.16	0.12	0.08	0.07	0.04
Net gain on investments (both realized and unrealized)	4.34	2.94	0.40	3.57	0.17	1.25
Total from Investment Operations	4.45	3.10	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	0.01	–(4)	–(4)	–(4)
Total Distributions and Other	(0.88)	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$21.23	$17.66	$14.73	$14.29	$10.73	$10.55
Total Return**	25.61%	21.20%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$30,533	$5,996	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$24,601	$4,857	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.14%	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.14%	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.54%	0.86%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class S Shares

For a share outstanding during each year or period ended	INTECH U.S. Growth Fund
June 30 and the year ended July 31, 2009	2014	2013	2012	2011	2010(5)	2009

Net Asset Value, Beginning of Period	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81
Income from Investment Operations:
Net investment income/(loss)	0.08(3)	0.15	(0.06)	0.33	0.20	0.33
Net gain/(loss) on investments (both realized and unrealized)	4.33	2.33	0.49	3.31	0.56	(3.30)
Total from Investment Operations	4.41	2.48	0.43	3.64	0.76	(2.97)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–(4)
Total Distributions and Other	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)
Net Asset Value, End of Period	$21.08	$16.73	$14.39	$14.02	$10.48	$9.77
Total Return**	26.40%	17.36%	3.14%	34.77%	7.73%	(23.09)%
Net Assets, End of Period (in thousands)	$12,212	$18,867	$17,270	$13,963	$15,629	$20,051
Average Net Assets for the Period (in thousands)	$18,031	$17,704	$15,590	$14,606	$18,507	$40,058
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.06%	1.06%	1.07%	1.07%	1.12%	1.04%
Ratio of Net Investment Income to Average Net Assets***	0.41%	0.70%	0.52%	0.40%	0.49%	0.77%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.
(4)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights (continued)

Class S Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the year ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Income from Investment Operations:
Net investment income	0.11(2)	0.90	0.13	0.15	0.08	0.17
Net gain/(loss) on investments (both realized and unrealized)	2.82	1.63	0.11	2.11	0.44	(2.38)
Total from Investment Operations	2.93	2.53	0.24	2.26	0.52	(2.21)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.19)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)
Net Asset Value, End of Period	$13.27	$12.53	$10.15	$10.02	$7.85	$7.37
Total Return**	25.01%	25.12%	2.48%	28.81%	7.00%	(22.15)%
Net Assets, End of Period (in thousands)	$64	$64	$221	$216	$214	$200
Average Net Assets for the Period (in thousands)	$63	$132	$208	$254	$225	$192
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.23%	1.16%	1.15%	1.17%	1.27%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.08%	0.97%	1.09%	1.17%	1.26%	0.97%
Ratio of Net Investment Income to Average Net Assets***	0.88%	1.41%	1.36%	1.16%	1.02%	2.43%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

76 | JUNE 30, 2014

Class T Shares

	INTECH Global Dividend Fund
For a share outstanding during each year or period ended June 30	2014	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.55(2)	0.46	0.22
Net gain on investments (both realized and unrealized)	1.88	1.14	0.35
Total from Investment Operations	2.43	1.60	0.57
Less Distributions:
Dividends (from net investment income)*	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.94	$11.60	$10.40
Total Return**	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$855	$1,249	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.71%	0.69%	1.03%
Ratio of Net Investment Income to Average Net Assets***	4.49%	3.27%	4.09%
Portfolio Turnover Rate	51%	116%	24%

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH International Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$8.01	$6.77	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.32(2)	0.08	0.06	0.17	0.12	–(5)
Net gain/(loss) on investments (both realized and unrealized)	1.49	1.35	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	1.81	1.43	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–(5)	–	–	–	–	–
Total Distributions	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$9.60	$8.01	$6.77	$8.09	$6.16	$6.55
Total Return**	22.78%	21.30%	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$2,504	$202	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$1,121	$70	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.27%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.12%	1.26%	1.25%	0.54%(6)	0.31%(6)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	3.44%	1.24%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	160%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.
(5)	Less than $0.005 on a per share basis.
(6)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights (continued)

Class T Shares

For a share outstanding during each year or period ended	INTECH U.S. Core Fund
June 30 and the year ended October 31, 2009	2014	2013	2012	2011	2010(1)	2009

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21
Income from Investment Operations:
Net investment income	0.16(2)	0.18	0.15	0.12	0.12	0.18
Net gain on investments (both realized and unrealized)	4.34	2.97	0.40	3.58	0.14	0.46
Total from Investment Operations	4.50	3.15	0.55	3.70	0.26	0.64
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.88)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)
Net Asset Value, End of Period	$21.29	$17.67	$14.74	$14.31	$10.74	$10.56
Total Return**	25.94%	21.58%	3.93%	34.53%	2.39%	6.70%
Net Assets, End of Period (in thousands)	$147,294	$109,408	$83,640	$74,483	$58,922	$222,932
Average Net Assets for the Period (in thousands)	$129,992	$92,764	$75,220	$66,619	$140,726	$215,954
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%
Ratio of Net Investment Income to Average Net Assets***	0.79%	1.11%	1.14%	0.87%	1.16%	1.78%
Portfolio Turnover Rate	59%	67%	73%	93%	80%	111%

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Growth Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$16.62	$14.33	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.11(2)	0.26	0.12	0.11	0.06	0.01
Net gain on investments (both realized and unrealized)	4.33	2.24	0.33	3.54	0.73	0.77
Total from Investment Operations	4.44	2.50	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	0.02	–	–	–
Total Distributions and Other	(0.13)	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$20.93	$16.62	$14.33	$13.96	$10.48	$9.76
Total Return**	26.78%	17.61%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$59,551	$15,642	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$35,830	$4,390	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.81%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.81%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.58%	0.82%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	110%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Per share amounts are calculated based on average shares outstanding during the year.
(3)	Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

78 | JUNE 30, 2014

Class T Shares

For a share outstanding during each year or period ended June 30	INTECH U.S. Value Fund
and the period ended July 31, 2009	2014	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.48	$10.18	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.14(3)	0.19	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	2.80	2.31	0.13	2.15	0.49	0.73
Total from Investment Operations	2.94	2.50	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.23)	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$13.19	$12.48	$10.18	$10.05	$7.87	$7.37
Total Return**	25.27%	24.84%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$18,659	$479	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$9,758	$205	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.90%	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.09%	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	150%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Per share amounts are calculated based on average shares outstanding during the year.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Notes to Financial Statements

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund and INTECH U.S. Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the year ended June 30, 2014. The Trust offers forty-six funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in common stocks. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security

80 | JUNE 30, 2014

prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Funds may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. A Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against a Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions

Dividends of net investment income for INTECH Global Dividend Fund are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess

Janus Mathematical Funds | 81

Notes to Financial Statements (continued)

portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary

In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities may be valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2014 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

The following table shows the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the year. The Funds recognize transfers between the levels as of the beginning of the fiscal year.

Transfers Out
of Level 2 to
Fund	Level 1

INTECH Global Dividend Fund	$54,373
INTECH International Fund	39,432

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

82 | JUNE 30, 2014

2.	Other Investments and Strategies

Additional Investment Risk

The financial crisis that began in 2008 caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient each could negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Funds present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated

Janus Mathematical Funds | 83

Notes to Financial Statements (continued)

counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

INTECH Global Dividend Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$355,817	$ –	$(355,817)	$ –

INTECH International Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$1,667,561	$ –	$(1,667,561)	$ –

INTECH U.S Core Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$26,973,277	$ –	$(26,973,277)	$ –

INTECH U.S. Growth Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$13,109,246	$ –	$(13,109,246)	$ –

INTECH U.S. Value Fund

	Gross Amounts	Gross Amounts in the
Counterparty	of Recognized Assets	Statement of Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank AG	$830,491	$ –	$(830,491)	$ –

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

Real Estate Investing

To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s

84 | JUNE 30, 2014

mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, certain Funds may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. Each Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If a Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause a Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Funds and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Funds and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Funds may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statements of Operations (if applicable).

3.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund	All Asset Levels	0.55
INTECH U.S. Core Fund	N/A	0.50
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same

Janus Mathematical Funds | 85

Notes to Financial Statements (continued)

as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the year ended June 30, 2014, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund	$420,770

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable

86 | JUNE 30, 2014

performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Under separate distribution and shareholder servicing plans (each, a “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Funds may pay the Trust’s distributor, Janus Distributors LLC, a wholly-owned subsidiary of Janus Capital, a fee at an annual rate of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds. Payments under each Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus

Janus Mathematical Funds | 87

Notes to Financial Statements (continued)

Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(November 1,	Limit (%) (until
	2013 to	November 1,
Fund	present)	2013)

INTECH Global Dividend Fund	0.50	0.50
INTECH International Fund	1.00	1.00
INTECH U.S. Core Fund	0.75	0.89
INTECH U.S. Growth Fund	0.76	0.90
INTECH U.S. Value Fund	0.79	0.75

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the year ended June 30, 2014, total reimbursement by Janus Capital was $166,166 for the Fund. As of June 30, 2014, the aggregate amount of recoupment that may potentially be made to Janus Capital is $508,998. The recoupment of such reimbursements expires December 15, 2014.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of June 30, 2014 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the year ended June 30, 2014 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $285,500 were paid by the Trust to a Trustee under the Deferred Plan during the year ended June 30, 2014.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $518,025 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the year ended June 30, 2014. Each Fund’s portion is reported as part of “Other expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the year ended June 30, 2014, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Dividend Fund	$6,951
INTECH International Fund	329
INTECH U.S. Core Fund	5,482
INTECH U.S. Growth Fund	1,045
INTECH U.S. Value Fund	647

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the year ended June 30, 2014.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the year ended June 30, 2014, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Core Fund	$910
INTECH U.S. Growth Fund	79
INTECH U.S. Value Fund	819

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee

88 | JUNE 30, 2014

Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the year ended June 30, 2014, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

As of June 30, 2014, shares of the Funds were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

	% of	% of
	Class	Fund
Fund	Owned	Owned

INTECH Global Dividend Fund - Class A Shares	–%	–%
INTECH Global Dividend Fund - Class C Shares	–	–
INTECH Global Dividend Fund - Class D Shares	–	–
INTECH Global Dividend Fund - Class I Shares	–	–
INTECH Global Dividend Fund - Class S Shares	85	1
INTECH Global Dividend Fund - Class T Shares	–	–
INTECH U.S. Value Fund – Class A Shares	–	–
INTECH U.S. Value Fund – Class C Shares	–	–
INTECH U.S. Value Fund – Class I Shares	–	–
INTECH U.S. Value Fund – Class S Shares	100	0
INTECH U.S. Value Fund – Class T Shares	–	–

4.	Federal Income Tax

The tax components of capital shown in the table below represent: (1) distribution requirements the Funds must satisfy under the income tax regulations; (2) losses or deductions the Funds may be able to offset against income and gains realized in future years; and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Other book to tax differences primarily consist of deferred compensation, derivatives and foreign currency contract adjustments. The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

	Undistributed	Undistributed		Late-Year		Other Book
	Ordinary	Long-Term	Accumulated	Loss	Post-October	to Tax	Net Tax
Fund	Income	Gains	Capital Losses	Deferrals	Deferral	Differences	Appreciation

INTECH Global Dividend Fund	$ 342,394	$ 316,385	$–	$ –	$ –	$ 166	$ 1,933,408
INTECH International Fund	841,366	5,369,056	–	–	–	1,815	7,751,918
INTECH U.S. Core Fund	6,584,012	31,911,305	(6,794,544)	–	–	(11,110)	144,435,230
INTECH U.S. Growth Fund	909,623	–	(133,385,703)	–	–	(5,405)	68,145,083
INTECH U.S. Value Fund	6,839,067	11,153,482	–	–	–	(2,060)	13,766,148

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2014, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Janus Mathematical Funds | 89

Notes to Financial Statements (continued)

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2014

			No Expiration		Accumulated
Fund	June 30, 2016	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH U.S. Core Fund(1)	$(6,794,544)	$ –	$ –	$ –	$ (6,794,544)
INTECH U.S. Growth Fund	–	(133,385,703)	–	–	(133,385,703)

(1)	Capital loss carryover subject to annual limitations, $(3,397,272) should be available in the next fiscal year.

During the year ended June 30, 2014, the following capital loss carryovers were utilized by the Funds as indicated in the table:

Capital Loss
Carryover
Fund	Utilized

INTECH International Fund	$ 2,554,112
INTECH U.S. Core Fund	5,397,451
INTECH U.S. Growth Fund	54,793,078

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of June 30, 2014 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized
Fund	Cost	Appreciation	(Depreciation)

INTECH Global Dividend Fund	$ 18,847,705	$ 2,247,027	$ (313,619)
INTECH International Fund	71,662,646	8,615,662	(863,744)
INTECH U.S. Core Fund	557,645,212	145,659,496	(1,224,266)
INTECH U.S. Growth Fund	273,281,348	69,629,110	(1,484,027)
INTECH U.S. Value Fund	112,078,859	14,086,126	(319,978)

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses and capital loss carryovers. Certain permanent differences such as tax returns of capital and net investment losses noted below have been reclassified to capital.

For the year ended June 30, 2014

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund	$ 739,187	$ 522,918	$ –	$ –
INTECH International Fund	1,855,071	–	–	–
INTECH U.S. Core Fund	6,180,895	19,699,436	–	–
INTECH U.S. Growth Fund	2,048,454	–	–	–
INTECH U.S. Value Fund	4,754,595	11,890,778	–	–

90 | JUNE 30, 2014

For the year ended June 30, 2013

	Distributions
	From Ordinary	From Long-Term	Tax Return of	Net Investment
Fund	Income	Capital Gains	Capital	Loss

INTECH Global Dividend Fund	$ 308,551	$ –	$ –	$ –
INTECH International Fund	963,306	–	–	–
INTECH U.S. Core Fund	4,956,769	–	–	–
INTECH U.S. Growth Fund	3,987,618	–	–	–
INTECH U.S. Value Fund	2,060,998	–	–	–

Permanent book to tax basis differences may result in reclassifications between the components of net assets. These differences have no impact on the results of operations or net assets. The following reclassifications have been made to the Funds:

	Increase/(Decrease)	Increase/(Decrease) to Undistributed Net	Increase/(Decrease) to Undistributed Net
Fund	to Capital	Investment Income/Loss	Realized Gain/Loss

INTECH Global Dividend Fund	$ 6	$ 31,740	$ (31,746)
INTECH International Fund	(1)	144,807	(144,806)
INTECH U.S. Core Fund	1	573	(574)
INTECH U.S. Growth Fund	2	751	(753)
INTECH U.S. Value Fund	2	45	(47)

Janus Mathematical Funds | 91

Notes to Financial Statements (continued)

5.	Capital Share Transactions

	INTECH		INTECH		INTECH
	Global Dividend		International		U.S. Core
	Fund		Fund		Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)	2014	2013(1)
Transactions in Fund Shares – Class A Shares:
Shares sold	408,638	115,675	546,197	42,496	422,423	388,195
Reinvested dividends and distributions	35,321	3,164	4,445	766	40,935	9,547
Shares repurchased	(97,519)	(68,283)	(56,480)	(50,171)	(322,668)	(394,179)
Net Increase/(Decrease) in Fund Shares	346,440	50,556	494,162	(6,909)	140,689	3,563
Shares Outstanding, Beginning of Period	140,052	89,496	58,650	65,559	919,560	915,997
Shares Outstanding, End of Period	486,492	140,052	552,812	58,650	1,060,249	919,560
Transactions in Fund Shares – Class C Shares:
Shares sold	55,803	14,036	61,670	–	215,544	154,002
Reinvested dividends and distributions	3,417	1,969	218	778	11,294	1,135
Shares repurchased	(24,112)	(64,344)	(20,838)	(50,727)	(84,210)	(74,116)
Net Increase/(Decrease) in Fund Shares	35,108	(48,339)	41,050	(49,949)	142,628	81,021
Shares Outstanding, Beginning of Period	42,353	90,692	13,860	63,809	520,244	439,223
Shares Outstanding, End of Period	77,461	42,353	54,910	13,860	662,872	520,244
Transactions in Fund Shares – Class D Shares:
Shares sold	420,677	393,004	N/A	N/A	2,109,015	2,156,224
Reinvested dividends and distributions	44,434	9,779	N/A	N/A	574,195	166,912
Shares repurchased	(199,182)	(200,782)	N/A	N/A	(1,730,977)	(1,704,370)
Net Increase/(Decrease) in Fund Shares	265,929	202,001	N/A	N/A	952,233	618,766
Shares Outstanding, Beginning of Period	406,502	204,501	N/A	N/A	12,479,683	11,860,917
Shares Outstanding, End of Period	672,431	406,502	N/A	N/A	13,431,916	12,479,683
Transactions in Fund Shares – Class I Shares:
Shares sold	49,276	49,065	558,826	3,168,501	5,509,570	1,802,217
Reinvested dividends and distributions	13,770	6,231	201,942	125,119	330,910	36,128
Shares repurchased	(44,476)	(102,195)	(1,056,819)	(1,080,485)	(1,693,959)	(1,191,919)
Net Increase/(Decrease) in Fund Shares	18,570	(46,899)	(296,051)	2,213,135	4,146,521	646,425
Shares Outstanding, Beginning of Period	135,227	182,126	7,470,710	5,257,575	4,048,775	3,402,350
Shares Outstanding, End of Period	153,797	135,227	7,174,659	7,470,710	8,195,296	4,048,775
Transactions in Fund Shares – Class S Shares:
Shares sold	1,956	–	–	–	1,425,569	150,573
Reinvested dividends and distributions	1,152	2,160	141	684	56,144	2,875
Shares repurchased	(14,389)	(62,155)	(7,782)	(48,174)	(383,161)	(129,378)
Net Increase/(Decrease) in Fund Shares	(11,281)	(59,995)	(7,641)	(47,490)	1,098,552	24,070
Shares Outstanding, Beginning of Period	24,701	84,696	14,518	62,007	339,467	315,397
Shares Outstanding, End of Period	13,420	24,701	6,877	14,518	1,438,019	339,467
Transactions in Fund Shares – Class T Shares:
Shares sold	144,796	52,149	277,905	22,287	2,040,524	1,735,840
Reinvested dividends and distributions	4,960	3,892	407	220	286,407	77,811
Shares repurchased	(32,790)	(121,595)	(42,667)	(6,052)	(1,599,484)	(1,294,787)
Net Increase/(Decrease) in Fund Shares	116,966	(65,554)	235,645	16,455	727,447	518,864
Shares Outstanding, Beginning of Period	53,022	118,576	25,196	8,741	6,192,164	5,673,300
Shares Outstanding, End of Period	169,988	53,022	260,841	25,196	6,919,611	6,192,164

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

92 | JUNE 30, 2014

	INTECH		INTECH
	U.S. Growth		U.S. Value
	Fund		Fund
For each year ended June 30	2014	2013(1)	2014	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	121,163	91,919	157,909	121,508
Reinvested dividends and distributions	1,207	3,452	114,887	9,890
Shares repurchased	(77,486)	(278,865)	(755,014)	(82,298)
Net Increase/(Decrease) in Fund Shares	44,884	(183,494)	(482,218)	49,100
Shares Outstanding, Beginning of Period	324,201	507,695	590,408	541,308
Shares Outstanding, End of Period	369,085	324,201	108,190	590,408
Transactions in Fund Shares – Class C Shares:
Shares sold	16,119	32,280	49,224	16,437
Reinvested dividends and distributions	–	427	5,721	87
Shares repurchased	(31,086)	(29,932)	(19,749)	(454)
Net Increase/(Decrease) in Fund Shares	(14,967)	2,775	35,196	16,070
Shares Outstanding, Beginning of Period	199,727	196,952	30,582	14,512
Shares Outstanding, End of Period	184,760	199,727	65,778	30,582
Transactions in Fund Shares – Class I Shares:
Shares sold	1,235,736	1,102,608	1,050,321	492,901
Reinvested dividends and distributions	74,279	209,721	1,114,934	174,744
Shares repurchased	(2,799,162)	(6,608,808)	(520,136)	(3,665,280)
Net Increase/(Decrease) in Fund Shares	(1,489,147)	(5,296,479)	1,645,119	(2,997,635)
Shares Outstanding, Beginning of Period	13,128,597	18,425,076	6,204,083	9,201,718
Shares Outstanding, End of Period	11,639,450	13,128,597	7,849,202	6,204,083
Transactions in Fund Shares – Class S Shares:
Shares sold	148,218	184,438	–	–
Reinvested dividends and distributions	3,326	10,375	741	168
Shares repurchased	(700,012)	(267,031)	(956)	(16,897)
Net Increase/(Decrease) in Fund Shares	(548,468)	(72,218)	(215)	(16,729)
Shares Outstanding, Beginning of Period	1,127,767	1,199,985	5,068	21,797
Shares Outstanding, End of Period	579,299	1,127,767	4,853	5,068
Transactions in Fund Shares – Class T Shares:
Shares sold	2,511,404	988,403	1,466,675	36,398
Reinvested dividends and distributions	10,552	2,528	121,771	130
Shares repurchased	(617,747)	(55,942)	(212,007)	(3,924)
Net Increase/(Decrease) in Fund Shares	1,904,209	934,989	1,376,439	32,604
Shares Outstanding, Beginning of Period	940,908	5,919	38,351	5,747
Shares Outstanding, End of Period	2,845,117	940,908	1,414,790	38,351

(1)	Amounts reflect current year presentation. Prior year amounts were disclosed in thousands.

Janus Mathematical Funds | 93

Notes to Financial Statements (continued)

6.	Purchases and Sales of Investment Securities

For the year ended June 30, 2014, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations
INTECH Global Dividend Fund	$ 16,215,640	$ 7,429,542	$ –	$ –
INTECH International Fund	115,387,916	111,654,461	–	–
INTECH U.S. Core Fund	462,933,059	345,332,574	–	–
INTECH U.S. Growth Fund	325,220,724	326,204,294	–	–
INTECH U.S. Value Fund	174,861,886	158,287,229	–	–

7.	New Accounting Pronouncements

In June 2013, FASB issued Accounting Standards Update No. 2013-08, Financial Services – Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements (“ASU 2013-08”). This update sets forth a new approach for determining whether a public or private company is an investment company and sets certain measurement and disclosure requirements for an investment company. FASB has determined that a fund registered under the 1940 Act automatically meets ASU 2013-08’s criteria for an investment company. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management does not expect this guidance to have an impact on the Funds’ financial statements.

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to June 30, 2014 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

94 | JUNE 30, 2014

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders
of Janus Investment Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund, and INTECH U.S. Value Fund (five of the funds constituting Janus Investment Fund, hereafter referred to as the “Funds”) at June 30, 2014 and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2014 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

Denver, Colorado

August 14, 2014

Janus Mathematical Funds | 95

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

96 | JUNE 30, 2014

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Mathematical Funds | 97

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

98 | JUNE 30, 2014

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Mathematical Funds | 99

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

100 | JUNE 30, 2014

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Preservation Series

•	For Janus Preservation Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Preservation Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Mathematical Funds | 105

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was June 30, 2014. As the investing environment changes, so could opinions. These views are unique and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

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Useful Information About Your Fund Report (unaudited) (continued)

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund.

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Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Designation Requirements (unaudited)

For federal income tax purposes, the Funds designated the following for the year ended June 30, 2014:

Foreign Taxes Paid and Foreign Source Income

Fund	Foreign Taxes Paid	Foreign Source Income

INTECH Global Dividend Fund	$ 46,121	$ 655,536
INTECH International Fund	174,425	2,361,515

Capital Gain Distributions

Fund

INTECH Global Dividend Fund	$ 522,918
INTECH U.S. Core Fund	$19,699,436
INTECH U.S. Value Fund	$11,890,778

Dividends Received Deduction Percentage

Fund

INTECH Global Dividend Fund	27%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	28%

Qualified Dividend Income Percentage

Fund

INTECH Global Dividend Fund	100%
INTECH International Fund	100%
INTECH U.S. Core Fund	100%
INTECH U.S. Growth Fund	100%
INTECH U.S. Value Fund	27%

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Trustees and Officers (unaudited)

The Funds’ Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, by calling 1-877-335-2687.

The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Pursuant to the Funds’ Governance Procedures and Guidelines, Trustees are required to retire no later than the end of the calendar year in which the Trustee turns 72. The Trustees review the Funds’ Governance Procedures and Guidelines from time to time and may make changes they deem appropriate. The Trust’s Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust’s Secretary. Each Trustee is currently a Trustee of one other registered investment company advised by Janus Capital: Janus Aspen Series. Collectively, these two registered investment companies consist of 58 series or funds.

The Trust’s officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds’ Chief Compliance Officer, as authorized by the Trustees.

TRUSTEES

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Independent Trustees

William F. McCalpin 151 Detroit Street Denver, CO 80206 DOB: 1957	Chairman Trustee	1/08-Present 6/02-Present	Chief Executive Officer, Imprint Capital (impact investment firm) (since 2013), and Managing Director, Holos Consulting LLC (provides consulting services to foundations and other nonprofit organizations). Formerly, Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund (a private family foundation) (1998-2006).	58	Chairman of the Board and Director of The Investment Fund for Foundations Investment Program (TIP) (consisting of 2 funds), and Director of the F.B. Heron Foundation (a private grantmaking foundation).

Janus Mathematical Funds | 111

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Alan A. Brown 151 Detroit Street Denver, CO 80206 DOB: 1962	Trustee	1/13-Present	Managing Director, Institutional Markets, of Dividend Capital Group (private equity real estate investment management firm) (since 2012). Formerly, Executive Vice President and Co-Head, Global Private Client Group (2007-2010), Executive Vice President, Mutual Funds (2005-2007), and Chief Marketing Officer (2001-2005) of Nuveen Investments, Inc. (asset management).	58	Director of MotiveQuest LLC (strategic social market research company) (since 2003), and Director of WTTW (PBS affiliate) (since 2003). Formerly, Director of Nuveen Global Investors LLC (2007-2011); Director of Communities in Schools (2004-2010); and Director of Mutual Fund Education Alliance (until 2010).

William D. Cvengros 151 Detroit Street Denver, CO 80206 DOB: 1948	Trustee	1/11-Present	Managing Member and Chief Executive Officer of SJC Capital, LLC (a personal investment company and consulting firm) (since 2002). Formerly, Venture Partner for The Edgewater Funds (a middle market private equity firm) (2002-2004); Chief Executive Officer and President of PIMCO Advisors Holdings L.P. (a publicly traded investment management firm) (1994-2000); and Chief Investment Officer of Pacific Life Insurance Company (a mutual life insurance and annuity company) (1987-1994).	58	Managing Trustee of National
Retirement Partners Liquidating Trust (since 2013). Formerly, Chairman, National Retirement Partners, Inc. (formerly a network of advisors to 401(k) plans) (2005-2013); Director of Prospect Acquisition Corp. (a special purpose acquisition corporation) (2007-2009); Director of RemedyTemp, Inc. (temporary help services company) (1996-2006); and Trustee of PIMCO Funds Multi-Manager Series (1990-2000) and Pacific Life Variable Life & Annuity Trusts (1987-1994).

112 | JUNE 30, 2014

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

James T. Rothe 151 Detroit Street Denver, CO 80206 DOB: 1943	Trustee	1/97-Present	Co-founder and Managing Director of Roaring Fork Capital SBIC, L.P. (SBA SBIC fund focusing on private investment in public equity firms), and Professor Emeritus of Business of the University of Colorado, Colorado Springs, CO (since 2004). Formerly, Professor of Business of the University of Colorado (2002-2004), and Distinguished Visiting Professor of Business (2001-2002) of Thunderbird (American Graduate School of International Management), Glendale, AZ.	58	Formerly, Director of Red Robin Gourmet Burgers, Inc. (RRGB) (2004-2014).

William D. Stewart 151 Detroit Street Denver, CO 80206 DOB: 1944	Trustee	6/84-Present	Retired. Formerly, Corporate Vice President and General Manager of MKS Instruments - HPS Products, Boulder, CO (a manufacturer of vacuum fittings and valves) and PMFC Division, Andover, MA (manufacturing pressure measurement and flow products) (1976-2012).	58	None

Linda S. Wolf 151 Detroit Street Denver, CO 80206 DOB: 1947	Trustee	11/05-Present	Retired. Formerly, Chairman and Chief Executive Officer of Leo Burnett (Worldwide) (advertising agency) (2001-2005).	58	Director of Chicago Community Trust (Regional Community Foundation), Chicago Council on Global Affairs, The Field Museum of Natural History (Chicago, IL), InnerWorkings (U.S. provider of print procurement solutions to corporate clients), Lurie Children’s Hospital (Chicago, IL), Rehabilitation Institute of Chicago, Walmart, and Wrapports, LLC (digital communications company). Formerly, Director of Chicago Convention & Tourism Bureau (until 2014).

Janus Mathematical Funds | 113

Trustees and Officers (unaudited) (continued)

TRUSTEES (continued)

				Number of Portfolios/Funds	Other Directorships
	Positions Held	Length of	Principal Occupations	in Fund Complex	Held by Trustee
Name, Address, and Age	with the Trust	Time Served	During the Past Five Years	Overseen by Trustee	During the Past Five Years

Trustee Consultant

Raudline Etienne 151 Detroit Street Denver, CO 80206 DOB: 1965	Consultant	6/14-Present	Senior Vice President, Albright Stonebridge Group LLC (global strategy firm) (since 2011). Formerly, Deputy Comptroller and Chief Investment Officer, New York State Common Retirement Fund (public pension fund) (2008-2011).	N/A	None

114 | JUNE 30, 2014

OFFICERS

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Robin C. Beery† 151 Detroit Street Denver, CO 80206 DOB: 1967	President and Chief Executive Officer	4/08-7/14	Interim Head of Strategic Marketing and Communications (since 2014); Executive Vice President Janus Distributors LLC and Janus Services LLC (since 2006); Executive Vice President of Janus Capital Group Inc. and Janus Capital (since 2005); Director of Perkins Investment Management LLC; and Working Director of INTECH Investment Management LLC. Formerly, Head of U.S. Distribution of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2010-2014); Head of Intermediary Distribution, Global Marketing and Product of Janus Capital Group Inc., Janus Capital, Janus Distributors LLC, and Janus Services LLC (2009-2010); Chief Marketing Officer of Janus Capital Group Inc. and Janus Capital (2002-2009); and Director of The Janus Foundation (2011-2012).

Stephanie Grauerholz 151 Detroit Street Denver, CO 80206 DOB: 1970	Chief Legal Counsel and Secretary Vice President	1/06-Present 3/06-Present	Vice President and Assistant General Counsel of Janus Capital. Formerly, Vice President and Assistant Secretary of Janus Distributors LLC (2007-2013).

Bruce L. Koepfgen 151 Detroit Street Denver, CO 80206 DOB: 1952	President and Chief Executive Officer	7/14-Present	President of Janus Capital Group Inc. and Janus Capital Management LLC (since August 2013); Executive Vice President and Director of Janus International Holding LLC (since August 2011); Executive Vice President of Janus Distributors LLC and Janus Services LLC (since July 2011); Executive Vice President and Working Director of INTECH Investment Management LLC (since July 2011); Executive Vice President and Director of Perkins Investment Management LLC (since July 2011); and Executive Vice President and Director of Janus Management Holdings Corporation (since May 2011). Formerly, Executive Vice President of Janus Capital Group Inc. and Janus Capital Management LLC (May 2011-July 2013); Chief Financial Officer of Janus Capital Group Inc., Janus Capital Management LLC, and Janus Services LLC (July 2011-July 2013); and Co-Chief Executive Officer of Allianz Global Investors Management Partners and Chief Executive Officer of Oppenheimer Capital (2003-2009).

David R. Kowalski 151 Detroit Street Denver, CO 80206 DOB: 1957	Vice President, Chief Compliance Officer, and Anti-Money Laundering Officer	6/02-Present	Senior Vice President and Chief Compliance Officer of Janus Capital, Janus Distributors LLC, and Janus Services LLC; Vice President of INTECH Investment Management LLC and Perkins Investment Management LLC; and Director of The Janus Foundation.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

† Ms. Beery has announced her intention to retire in third quarter 2014.

Janus Mathematical Funds | 115

Trustees and Officers (unaudited) (continued)

OFFICERS (continued)

	Positions Held	Term of Office* and	Principal Occupations
Name, Address, and Age	with the Trust	Length of Time Served	During the Past Five Years

Jesper Nergaard 151 Detroit Street Denver, CO 80206 DOB: 1962	Chief Financial Officer Vice President, Treasurer, and Principal Accounting Officer	3/05-Present 2/05-Present	Vice President of Janus Capital and Janus Services LLC.

* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

116 | JUNE 30, 2014

Notes

Janus Mathematical Funds | 117

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0814-70871	125-02-93006 08-14

JANUS INVESTMENT FUND

PART C - OTHER INFORMATION

ITEM 15.	Indemnification

Article VI of Janus Investment Fund’s (the “Trust”) Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” (as defined under the Investment Company Act of 1940, as amended, i.e., “Non-interested Trustees”) of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of Non-interested Trustees, or independent legal counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

Additionally, each Non-interested Trustee has entered into an Indemnification Agreement with the Trust, which agreement provides that the Trust shall indemnify the Non-interested Trustee against certain liabilities which such Trustee may incur while acting in the capacity as a trustee, officer, employee or authorized agent of the Trust to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The Indemnification Agreement cannot be altered without the consent of the Non-interested Trustee and the Trust. In addition, the Indemnification Agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses more timely, efficient, and certain. In accordance with Section 17(h) of the 1940 Act, the Indemnification Agreement does not protect a Non-interested Trustee against any liability to the Trust or its shareholders to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

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ITEM 16.	Exhibits

Exhibit 1
(a)

Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(b)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(c)

Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(ss) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)

Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(e)

Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(f)

Certificate Redesignating INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed Value Fund, and INTECH Risk-Managed International Fund, dated December 2, 2011, is incorporated herein by reference to Exhibit (a)(36) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(g)

Form of Certificate of Establishment and Designation of Share Class (INTECH Funds – Class N Shares) is incorporated herein by reference to Exhibit (a)(52) to Post-Effective Amendment No. 208, filed on October 28, 2014 (File No. 2-34393).

Exhibit 2
(a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).
(b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

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(c) Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).
Exhibit 3 (Not Applicable)
Exhibit 4
(a)

Form of Agreement and Plan of Reorganization by Janus Investment Fund, on behalf of INTECH U.S. Managed Volatility Fund II and INTECH U.S. Managed Volatility Fund, is incorporated herein by reference to Exhibit 4(a) to Form N-14, filed on December 5, 2014 (File No. 333-200782).

Exhibit 5 (Not Applicable)
Exhibit 6
(a)

Form of Investment Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(145) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(b) Form of Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(155) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(c)

Amendment to Investment Advisory Agreement for INTECH Risk-Managed Value Fund, dated December 7, 2011, is incorporated herein by reference to Exhibit (d)(207) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

(d)

Form of Amendment to Sub-Advisory Agreement for INTECH Risk-Managed Value Fund is incorporated herein by reference to Exhibit (d)(208) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

Exhibit 7
(a)

Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(b)

Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

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(c)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)

Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(e)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f) Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(g)

Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(h)

Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated May 31, 2012, is incorporated herein by reference to Exhibit (e)(8) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).

Exhibit 8 (Not Applicable)
Exhibit 9
(a)

Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(b)

Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(c)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

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(d)

Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(e)

Amendment to Custodian Contract dated January 21, 2005, between Janus Investment Fund, on behalf of its Portfolios, and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(ii) to Post-Effective Amendment No. 113, filed on February 24, 2005 (File No. 2-34393).

(f)

Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(g)

Form of Letter Agreement with regard to INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, INTECH Risk-Managed Value Fund, Janus Forty Fund, Janus Global Real Estate Fund, Janus International Equity Fund, Janus International Forty Fund, Janus Long/Short Fund, Janus Modular Portfolio Construction Fund, and Perkins Large Cap Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(14) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)

Letter Agreement with regard to INTECH Risk-Managed Core Fund, INTECH Risk-Managed Growth Fund, INTECH Risk-Managed International Fund, and INTECH Risk-Managed Value Fund with State Street Bank and Trust Company is incorporated herein by reference to Exhibit (g)(27) to Post-Effective Amendment No. 166, filed on December 15, 2011 (File No. 2-34393).

Exhibit 10
(a)

Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(b)

Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(c)

Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

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(d)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).
(e)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).
(f)	Amended Rule 18f-3 Plan, dated March 15, 2012, is incorporated herein by reference to Exhibit (n)(9) to Post-Effective Amendment No. 175, filed on May 31, 2012 (File No. 2-34393).
Exhibit 11
(a)	Form of Opinion and Consent of Counsel is filed herein as Exhibit 11(a).
Exhibit 12
(a)	Form of Tax Opinion of Vedder Price P.C., counsel for the Registrant, is filed herein as Exhibit 12(a).
Exhibit 13 (Not Applicable)
Exhibit 14
(a)	Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 14(a).
Exhibit 15 (Not Applicable)
Exhibit 16
(a)	Powers of Attorney, dated February 6, 2015, are filed herein as Exhibit 16(a).
Exhibit 17 (Not Applicable)

ITEM 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 6th day of February, 2015.

JANUS INVESTMENT FUND

By:	/s/ Bruce L. Koepfgen
Bruce L. Koepfgen, President and
Chief Executive Officer

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Bruce L. Koepfgen	President and Chief Executive Officer	February 6, 2015
Bruce L. Koepfgen	(Principal Executive Officer)

/s/ Jesper Nergaard	Vice President, Chief Financial	February 6, 2015
Jesper Nergaard	Officer, Treasurer and Principal
Accounting Officer (Principal
Financial Officer and Principal
Accounting Officer)

C-7

Signature	Title	Date

William F. McCalpin*	Chairman and Trustee	February 6, 2015
William F. McCalpin

Alan A. Brown*	Trustee	February 6, 2015
Alan A. Brown

William D. Cvengros*	Trustee	February 6, 2015
William D. Cvengros

James T. Rothe*	Trustee	February 6, 2015
James T. Rothe

William D. Stewart*	Trustee	February 6, 2015
William D. Stewart

Linda S. Wolf*	Trustee	February 6, 2015
Linda S. Wolf

/s/ Stephanie Grauerholz
*By:	Stephanie Grauerholz
Attorney-in-Fact
Pursuant to Powers of Attorney, dated February 6, 2015, filed herein as Exhibit 16(a)

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INDEX OF EXHIBITS

Exhibit Number	Exhibit Title

Exhibit 11(a)	Form of Opinion and Consent of Counsel
Exhibit 12(a)	Form of Tax Opinion of Vedder Price P.C., counsel for the Registrant
Exhibit 14(a)	Consent of PricewaterhouseCoopers LLP
Exhibit 16(a)	Powers of Attorney, dated February 6, 2015

C-9